                                                                   EXHIBIT 10.23


                            INTERCONNECTION, RESALE
                                AND UNBUNDLING

                                   AGREEMENT

                                    between

                         GTE CALIFORNIA INCORPORATED,
                          CONTEL OF CALIFORNIA, INC.
                                      and

                    AT&T COMMUNICATIONS OF CALIFORNIA, INC.


The filing of this arbitrated Agreement with the Public Utilities Commission of the State of California in accordance with Ordering Paragraph No. 3 of the Commission's Opnion Approving Arbitrated Agreement (Decision No. 97-01-022 issued January 13, 1997) ("Decision No. 97-01-022"), with respect to In the Matter of the Petition of AT&T Communications of California, Inc. for Arbitration Pursuant to Section 252 of the Federal Telecommunications Act of 1996 to Establish an Interconnection Agreement with GTE California
Incorporated. Application 96-08-041 (Filed August 19, 1996), does not in any way constitute a waiver by either AT&T Communications of California, Inc., GTE California Incorporated or Contel of California, Inc. of any right which any such Party may have to appeal, or to petition the Commission for reconsideration of, any determination contained in Decision No. 97-01-022 or any provision included in this Agreement pursuant to Decision No. 97-01-022.

Nothing contained herein shall be construed or is intended to be a concession or admission by either Party that any contractual provision required by Decision No. 97-01-022 or the language herein complies with the duties imposed by the Telecommunications Act of 1996, the decisions of the FCC and the CPUC, or other law, and each Party thus expressly reserves its full right to assert and pursue claims that Decision No. 97-01-022 does not comply with applicable law.

                               TABLE OF CONTENTS
                               -----------------

SECTION                                                                     PAGE
-------                                                                     ----
PREFACE.....................................................................  1

AGREEMENT...................................................................  1

RECITALS....................................................................  1

SCOPE, INTENT AND DEFINITIONS...............................................  2

GENERAL TERMS AND CONDITIONS................................................  2

   1.  PROVISION OF LOCAL SERVICE AND UNBUNDLED NETWORK ELEMENTS AND
        INTERCONNECTION.....................................................  2

   2.  TERM OF AGREEMENT....................................................  3

   3.  TERMINATION OF AGREEMENT; TRANSITIONAL SUPPORT.......................  3

   4.  GOOD FAITH PERFORMANCE...............................................  4

   5.  OPTION TO OBTAIN LOCAL SERVICES OR NETWORK ELEMENTS UNDER OTHER
        AGREEMENTS..........................................................  5

   6.  RESPONSIBILITY OF EACH PARTY.........................................  5

   7.  GOVERNMENTAL COMPLIANCE..............................................  5

   8.  REGULATORY MATTERS...................................................  5

   9.  LIABILITY AND INDEMNITY..............................................  6

   10. SERVICE PARITY AND STANDARDS.........................................  8

   11. COOPERATION ON FRAUD MINIMIZATION....................................  9

   12. FORCE MAJEURE........................................................  9

   13. CERTAIN STATE AND LOCAL TAXES........................................ 10

   14. ALTERNATIVE DISPUTE RESOLUTION....................................... 10

   15. NOTICES.............................................................. 10

   16. CONFIDENTIALITY AND PROPRIETARY INFORMATION.......................... 12

   17. BRANDING............................................................. 14

   18. DIRECTORY LISTINGS AND DIRECTORY DISTRIBUTION........................ 14

   19. DIRECTORY ASSISTANCE LISTING INFORMATION............................. 17

   20. BUSY LINE VERIFICATION AND BUSY LINE VERIFICATION INTERRUPT.......... 18

   21. NUMBER ASSIGNMENT.................................................... 18

   22. MISCELLANEOUS........................................................ 19

PART I LOCAL SERVICES RESALE................................................ 23

   23. TELECOMMUNICATIONS SERVICES PROVIDED FOR RESALE...................... 23

   24. GENERAL TERMS AND CONDITIONS FOR RESALE.............................. 23

   25. REQUIREMENTS FOR SPECIFIC SERVICES................................... 25

   26. ADVANCED INTELLIGENT NETWORK......................................... 26

   27. ROUTING TO DIRECTORY ASSISTANCE, OPERATOR AND REPAIR SERVICES........ 27

   28. SERVICE SUPPORT FUNCTIONS............................................ 29

PART II: UNBUNDLED NETWORK ELEMENTS......................................... 36

   29. INTRODUCTION......................................................... 36

   30. UNBUNDLED NETWORK ELEMENTS........................................... 36

PART III: ANCILLARY FUNCTIONS............................................... 40

   31. INTRODUCTION......................................................... 40

   32. GTE PROVISION OF ANCILLARY FUNCTIONS................................. 40

   33. STANDARDS FOR ANCILLARY FUNCTIONS.................................... 40

PART IV: INTERCONNECTION PURSUANT TO SECTION 251(C)(2)..................... 42

   34. SCOPE................................................................ 42

   35. INTERCONNECTION POINTS ANd METHODS................................... 42

   36. TRANSMISSION AND ROUTING OF TELEPHONE EXCHANGE SERVICE TRAFFIC
        PURSUANT TO SECTION 251(c)(2)....................................... 50

   37. TRANSMISSION AND ROUTING OF EXCHANGE ACCESS
        TRAFFIC............................................................. 53

   38. TRANSPORT AND TERMINATION OF INFORMATION SERVICES
        TRAFFIC............................................................. 54

   39. INSTALLATION, MAINTENANCE, TESTING AND REPAIR........................ 54

PART V: PRICING............................................................. 56

   40. GENERAL PRINCIPLES................................................... 56

   41. PRICE SCHEDULES...................................................... 56

   42. CUSTOMIZED ROUTING................................................... 57

ATTACHMENTS

Attachment 1   Alternative Dispute Resolution

Attachment 2   Services Description: Unbundled Network Elements ("UNE")

Attachment 3   Service Description: Ancillary Functions

Attachment 4   Provisioning and Ordering - UNE

Attachment 5   Maintenance for Local Services Resale and UNE

Attachment 6   Local Services Resale, UNE and Interconnection Billing and
               Recording

Attachment 7   Provision of Customer Usage Data

Attachment 8   Interim Number Portability

Attachment 9   Network Security

Attachment 10  Acronyms

Attachment 11  Definitions

Attachment 12  Service Quality Standards and Processes

Attachment 13  Principles for Implementing Electronic Interfaces for Operations
               Support Systems

Attachment 14  AT&T/GTE Pricing Agreement

Attachment 15  Reciprocal Compensation for Call Termination Agreement

                                    PREFACE
                                    -------

                                   AGREEMENT
                                   ---------

     This Agreement is entered into as of the 23rd day of January, 1997, by and among AT&T Communications of California, Inc., a California corporation having an office at 795 Folsom Street, San Francisco, California 94107-1230, in its capacity as a telecommunications carrier ("AT&T"), and GTE California Incorporated, a California corporation, having an office for purposes of this Agreement at 600 Hidden Ridge, Irving, Texas 75038 and Contel of California, Inc., a California corporation, having an office for purposes of this Agreement at 600 Hidden Ridge, Irving, Texas 75038 (individually and collectively "GTE"). This Agreement covers services only in the state of California (the "State").

                                   RECITALS
                                   --------

          WHEREAS, The Telecommunications Act of 1996 (the "Act") was signed into law on February 8, 1996; and

          WHEREAS, the Act places certain duties and obligations upon, and grants certain rights to, Telecommunications Carriers, with respect to the interconnection of their networks, resale of their telecommunications services, access to their poles, ducts, conduits and rights of way and, in certain cases, the offering of certain unbundled network elements and physical collocation of equipment in Local Exchange Carrier premises, and

          WHEREAS, GTE is an Incumbent Local Exchange Carrier; and

          WHEREAS, AT&T is a Telecommunications Carrier and has requested that GTE negotiate an agreement with AT&T for the provision of Network Elements, Local Services for resale, collocation and access to poles, ducts, conduits and rights of way and the reciprocal provision of interconnection services pursuant to the Act and in conformance with GTE's and AT&T's duties under the Act; and

          WHEREAS, interconnection between competing Local Exchange Carriers
(LECs) is necessary and desirable for the mutual exchange and termination of traffic originating on each LEC's network and the Parties desire to exchange such traffic and related signaling in a technically and economically efficient manner at defined and mutually agreed upon points of interconnection;

NOW, THEREFORE, in consideration of the premises and the mutual covenants of this Agreement, AT&T and GTE hereby agree as follows:

                         SCOPE, INTENT AND DEFINITIONS
                         -----------------------------

This Agreement governs the purchase by AT&T of certain telecommunications services provided by GTE in its service areas for resale by AT&T, the purchase by AT&T of certain unbundled network elements from GTE, the terms and conditions of the collocation of certain equipment of AT&T in the premises of GTE, the provision by GTE of access to its poles, conduits and rights of way and the reciprocal interconnection of each Party's local facilities for the exchange of traffic.

The Parties agree that their entry into this Agreement is without prejudice to any positions they may have taken previously, or may take in the future, in any legislative, regulatory, judicial or other public forum addressing any matters, including matters related to the same types of arrangements covered in this Agreement.

For purposes of this Agreement, certain terms have been defined in Attachment 11 and elsewhere in this Agreement to encompass meanings that may differ from the normal connotation of the defined word. A defined word intended to convey its special meaning is capitalized when used. Unless the context clearly indicates otherwise, any term defined or used in the singular shall include the plural. The words "shall" and "will" are used interchangeably throughout this Agreement and the use of either connotes a mandatory requirement. The use of one or the other shall not mean a different degree of right or obligation for either Party. Other terms that are capitalized, and not defined in this Agreement, shall have the meaning given them in the Act. For convenience of reference only, Attachment 10 provides a list of acronyms used throughout this Agreement.


                         GENERAL TERMS AND CONDITIONS
                         ----------------------------

1.   PROVISION OF LOCAL SERVICE, UNBUNDLED NETWORK ELEMENTS AND INTERCONNECTION
     ---------------------------------------------------------- ---------------

     This Agreement, which consists of these General Terms and Conditions and Attachments 1-16 and their accompanying Appendices, sets forth the terms, conditions and prices under which GTE agrees to provide (a) telecommunications services for resale (hereinafter referred to as "Local Services") and (b) certain unbundled Network Elements, Ancillary Functions and additional features to AT&T or combinations of such Network Elements ("Combinations") for resale to others, and for purposes of offering telecommunications services of any kind, including, but not limited to, local exchange services, intrastate toll services, and intrastate and interstate exchange access services and (c) access to GTE's poles, conduits and rights of way. This Agreement also sets forth the terms and conditions for the interconnection of AT&T's local network to GTE's local network

     ("Interconnection Services") and the reciprocal compensation to be paid by each Party to the other for the transport and termination of Local Traffic of the other Party. The Network Elements, Combinations or Local Services provided pursuant to this Agreement may be connected to other Network Elements, Combinations or Local Services provided by GTE or to any Network Elements, Combinations or Local Services provided by AT&T itself or by any other vendor. Subject to the requirements of this Agreement, AT&T may, at any time add, delete, relocate or modify the Local Services, or Network Elements or Combinations purchased hereunder.

2.   TERM OF AGREEMENT
     -----------------

     This Agreement shall become effective on January 23, 1997 (the "Effective Date"), and shall remain effective for a period of three (3) years. This Agreement shall continue in effect for consecutive one (1) year terms thereafter unless either Party gives the other Party at least ninety (90) calendar days written notice of termination, which termination shall be effective at the end of the then-current term. Notwithstanding the foregoing, this Agreement shall remain in effect until the completion of any arbitration process the request for which was made pursuant to Section 14 below prior to the end of the initial three-year term.

3.   TERMINATION OF AGREEMENT: TRANSITIONAL SUPPORT
     ----------------------------------------------

3.1 Subject to any applicable restrictions and requirements contained elsewhere in this Agreement, AT&T may elect at any time to terminate this entire Agreement at AT&T's sole discretion, upon ninety (90) days prior written notice to GTE. Unless otherwise provided in this Agreement, in such case, AT&T's liability shall be limited to payment of the amounts due for Local Services, Network Elements, Combinations and Interconnection Services provided up to and including the date of termination. The Parties recognize that provision of uninterrupted service to customers is vital and services must be continued without interruption. Upon the termination or expiration of this Agreement, AT&T may itself provide or retain another vendor to provide comparable Local Services, Network Elements, or Combinations. GTE agrees to cooperate in an orderly and efficient transition to AT&T or another vendor such that the level and quality of the Local Services, Network Elements and Combinations are not degraded and to exercise reasonable efforts to assist in an orderly and efficient transition.

3.2 AT&T may terminate any Local Service(s), Network Element(s) or Combination(s) provided under this Agreement upon thirty (30) days written notice to GTE, unless a different notice period or different conditions are specified for termination of such Local Service(s), Network Element(s) or

     Combination(s) in this Agreement, in which event such specific period and conditions shall apply.

3.3 GTE will not discontinue any unbundled Network Element, Ancillary Function or Combination thereof during the term of this Agreement without AT&T's written consent which consent shall not be unreasonably withheld, except
     (1) to the extent required by network changes or upgrades, in which event GTE will comply with the network disclosure requirements stated in the Act and the FCC's implementing regulations; or (2) if required by a final order of the Court, the FCC or the Commission as a result of remand or appeal of the FCC's order In the Matter of Implementation of Local Competition Provisions of the Telecommunications Act of 1996, Docket 96-98. In the event such a final order allows but does not require discontinuance, GTE shall make a proposal for AT&T's approval, and if the Parties are unable to agree, either Party may submit the matter to the Alternative Dispute Resolution procedures described in Attachment 1. GTE will not discontinue any Local Service or Combination of Local Services without providing 45 days advance written notice to AT&T, provided however, that if such services are discontinued with less than 45 days notice to the regulatory authority, GTE will notify AT&T at the same time it determines to discontinue the service. If GTE grandfathers a Local Service or combination of Local Services, GTE shall grandfather the service for all AT&T resale customers who subscribe to the service as of the date of discontinuance.

3.4 Either Party may terminate this Agreement at any time by giving written notice to the other Party in the event the other Party files a petition for bankruptcy, is declared bankrupt, is insolvent, makes an assignment for the benefit of creditors, or goes into liquidation or receivership. In addition, either Party may terminate this Agreement in the event of a Party's refusal or failure to pay all or any portion of any amount required to be paid to the other Party as and when due; provided however that the Party allegedly due payment (1) notifies the other Party of the amounts due, (2) utilizes the ADR process set forth in Attachment 1, (3) obtains a favorable final ruling in that process and (4) does not receive payment within thirty (30) calendar days of the final ruling. There shall be no reason for the unilateral termination of this Agreement except as stated in this Agreement.

4.   GOOD FAITH PERFORMANCE
     ----------------------

     In the performance of their obligations under this Agreement, the Parties shall act in accordance with the good faith requirements of the Act. In situations in which notice, consent, approval or similar action by a Party is permitted or required by any provision of this Agreement (including, without limitation, the obligation of the Parties to further negotiate the resolution of new or open issues under this Agreement), such action shall not be unreasonably delayed, withheld or conditioned.

5.   OPTION TO OBTAIN LOCAL SERVICES OR NETWORK ELEMENTS UNDER OTHER
     ---------------------------------------------------------------
     AGREEMENTS
     ----------

     GTE shall allow AT&T to elect terms other than those set forth in this Agreement to the extent required by Section 252 of the Act, final regulations thereunder and relevant court decisions.

6.   RESPONSIBILITY OF EACH PARTY
     ----------------------------

     Each Party is an independent contractor, and has and hereby retains the right to exercise full control of and supervision over its own performance of its obligations under this Agreement and retains full control over the employment, direction, compensation and discharge of all employees assisting in the performance of such obligations. Each Party will be solely responsible for all matters relating to payment of such employees, including compliance with social security taxes, withholding taxes and all other regulations governing such matters. Subject to the limitations on liability contained in this Agreement and except as otherwise provided in this Agreement, each Party shall be responsible for (i) its own acts and performance of all obligations imposed by Applicable Law in connection with its activities, legal status and property, real or personal and, (ii) the acts of its own affiliates, employees, agents and contractors during the performance of that Party's obligations hereunder.

7.   GOVERNMENTAL COMPLIANCE
     ----------------------

     AT&T and GTE each shall comply with all Applicable Law that relates to i) its obligations under or activities in connection with this Agreement; or
     ii) its activities undertaken at, in connection with or relating to Work Locations. AT&T and GTE each agree to indemnify, defend (at the other Party's request) and save harmless the other, each of its officers, directors and employees from and against any losses, damages, claims, demands, suits, liabilities, fines, penalties and expenses (including reasonable attorneys' fees) that arise out of or result from its failure or the failure of its contractors or agents to so comply with Applicable Law. Each Party will be solely responsible for obtaining from governmental authorities, building owners, other carriers, and any other persons or entities, all rights and privileges which are necessary for such Party to perform its obligations under this Agreement.

8.   REGULATORY MATTERS
     ------------------

8.1 GTE shall be responsible for obtaining and keeping in effect all FCC, state regulatory commission, franchise authority and other regulatory approvals that may be required in connection with the performance of its obligations under this Agreement. AT&T shall be responsible for obtaining and keeping in effect all FCC, state regulatory commission, franchise authority and other regulatory approvals that may be required in connection with its offering of services to AT&T Customers contemplated by this Agreement. AT&T shall reasonably cooperate with GTE in obtaining and maintaining any required approvals for which GTE is responsible, and GTE shall reasonably cooperate with AT&T in obtaining, and maintaining any required approvals for which AT&T is responsible.

8.2 GTE shall not file any tariff which supercedes or changes any term of this Agreement unless the Commission specifically orders GTE to file a tariff which controls over any conflicting term of any agreement between GTE and a competitive local exchange carrier.

8.3 If any final and nonappealable legislative, regulatory, judicial or other legal action, including a change in Applicable Law, materially affects any material terms of this Agreement, or the ability of AT&T or GTE to perform any material terms of this Agreement, AT&T or GTE may, on 30 days' written notice (delivered not later than 30 days following the date on which such action has become legally binding and has otherwise become final and nonappealable) require that such terms be renegotiated, and the Parties shall renegotiate in good faith such mutually acceptable new terms as may be required. If such new terms are not renegotiated within 90 days after such notice, the Dispute shall be referred to the Alternative Dispute Resolution procedures set forth in Attachment 1.

9.   LIABILITY AND INDEMNITY
     -----------------------

9.1 LIABILITIES OF AT&T - AT&T's liability to GTE during any Contract Year resulting from any and all causes under this Agreement, other than as specified in Sections 7 and 9.4 below, shall not exceed an amount equal to the amount due and owing by AT&T to GTE under this Agreement during the Contract Year in which such cause accrues or arises.

9.2 LIABILITIES OF GTE - GTE's liability to AT&T during any Contract Year resulting from any and all causes under this Agreement, other than as specified in Sections 7 and 9.4 below, shall not exceed an amount equal to any amounts due and owing by AT&T to GTE under this Agreement during the Contract Year in which such cause accrues or arises.

9.3 NO CONSEQUENTIAL DAMAGES - NEITHER AT&T NOR GTE SHALL BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, RELIANCE, OR SPECIAL DAMAGES SUFFERED BY

       SUCH OTHER PARTY (INCLUDING WITHOUT LIMITATION DAMAGES FOR HARM TO BUSINESS, LOST REVENUES, LOST SAVINGS, OR LOST PROFITS SUFFERED BY SUCH OTHER PARTIES), REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, WARRANTY, STRICT LIABILITY, OR TORT, INCLUDING WITHOUT LIMITATION NEGLIGENCE OF ANY KIND WHETHER ACTIVE OR PASSIVE, AND REGARDLESS OF WHETHER THE PARTIES KNEW OF THE POSSIBILITY THAT SUCH DAMAGES COULD RESULT. EACH PARTY HEREBY RELEASES THE OTHER PARTY AND SUCH OTHER PARTY'S SUBSIDIARIES AND AFFILIATES, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS FROM ANY SUCH CLAIM. NOTHING CONTAINED IN THIS
       SECTION 9 SHALL LIMIT THE PARTIES' INDEMNIFICATION OBLIGATIONS, AS SPECIFIED BELOW.

9.4    OBLIGATION TO INDEMNIFY


9.4.1 Each Party shall, and hereby agrees to, defend at the other's request, indemnify and hold harmless the other Party and each of its officers, directors, employees and agents (each, an "Indemnitee") against and in respect of any loss, debt, liability, damage, obligation, claim, demand, judgment or settlement of any nature or kind, known or unknown, liquidated or unliquidated, including without limitation all reasonable costs and expenses incurred (legal, accounting or otherwise) (collectively, "Damages") arising out of, resulting from or based upon any pending or threatened claim, action, proceeding or suit by any third party (a "Claim") (i) based upon injuries or damage to any person or property or the environment arising out of or in connection with this Agreement, that are the result of such Indemnifying Party's actions, breach of Applicable Law, or breach of representations, warranties or covenants made in this Agreement, or the actions, breach of Applicable Law or of this Agreement by its officers, directors, employees, agents and subcontractors, or (ii) for actual or alleged infringement of any patent, copyright, trademark, service mark, trade name, trade dress, trade secret or any other intellectual property right, now known or later developed (referred to as "Intellectual Property Rights") to the extent that such claim or action arises from the Indemnifying Party's or the Indemnifying Party's Customer's use of the Local Services, Network Elements, Combinations, Ancillary Functions or other services provided under this Agreement.


9.4.2 OBLIGATION TO DEFEND; NOTICE; CO-OPERATION - Whenever a Claim shall arise for indemnification under this Agreement, the relevant Indemnitee, as appropriate, shall promptly notify the Indemnifying Party and request the Indemnifying Party to defend the same. Failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party of any liability that the Indemnifying Party might have, except to the extent that such failure prejudices the Indemnifying Party's ability to defend such Claim. The

       Indemnifying Party shall have the right to defend against such liability or assertion in which event the Indemnifying Party shall give written notice to the Indemnitee of acceptance of the defense of such Claim and the identity of counsel selected by the Indemnifying Party. Except as set forth below, such notice to the relevant Indemnitee shall give the Indemnifying Party full authority to defend, adjust, compromise or settle such Claim with respect to which such notice shall have been given, except to the extent that any compromise or settlement shall prejudice the Intellectual Property Rights of the relevant Indemnitees. The Indemnifying Party shall consult with the relevant Indemnitee prior to any compromise or settlement that would adversely affect the Intellectual Property Rights or other rights of any Indemnitee, and the relevant Indemnitee shall have the right to refuse such compromise or settlement and, at the refusing Party's or refusing Parties' cost, to take over such defense, provided that in such event the Indemnifying Party shall not be responsible for, nor shall it be obligated to indemnify the relevant Indemnitee against, any cost or liability in excess of such refused compromise or settlement. With respect to any defense accepted by the Indemnifying Party, the relevant Indemnitee shall be entitled to participate with the Indemnifying Party in such defense to the extent the Claim requests equitable relief or other relief that could affect the rights of the Indemnitee and also shall be entitled to employ separate counsel for such defense at such Indemnitee's expense. In the event the Indemnifying Party does not accept the defense of any indemnified Claim as provided above, the relevant Indemnitee shall have the right to employ counsel for such defense at the expense of the Indemnifying Party. Each Party agrees to cooperate and to cause its employees and agents to cooperate with the other Party in the defense of any such Claim and the relevant records of each Party shall be available to the other Party with respect to any such defense.

10.    SERVICE PARITY AND STANDARDS
       ----------------------------

10.1 Notwithstanding anything in this Agreement to the contrary, GTE shall meet any service standard imposed by the FCC or by any state regulatory authority for any telecommunications services provided by GTE to AT&T under this Agreement.

10.2 GTE shall provide AT&T with Local Services equal in quality to that provided to GTE retail local exchange services end users. The standards for service parity are described in Attachment 12.

10.3 GTE and AT&T agree to implement standards to measure the quality of the Local Services and Unbundled Network Elements supplied by GTE, in particular with respect to pre-ordering, ordering/provisioning, maintenance and billing. These quality standards are described in Attachment 12.

10.4 GTE shall provide AT&T with forty-five (45) days notice of any new or changed feature, functionality or price pertaining to pre-ordering, ordering/provisioning, maintenance and billing for Local Services necessary to ensure that AT&T can provide retail local exchange services which are at least equal in quality to comparable GTE retail local exchange services.

11.    COOPERATION ON FRAUD MINIMIZATION - The Parties shall cooperate with one
       ---------------------------------
       another to investigate, minimize and take corrective action in cases of fraud. The Parties' fraud minimization procedures are to be cost effective and implemented so as not to unreasonably burden or harm one Party as compared to the other. At a minimum, such cooperation shall include, when permitted by law or regulation, providing the other Party, upon reasonable request, information concerning end users who terminate services to that Party without paying all outstanding charges, when that Party is notified that such end user seeks service from the other Party. If required, it shall be the responsibility of the Party seeking the information to secure the end users permission (in the format required by law) to obtain the information. Although in most circumstances the end user's current telephone number may be retained by the end user when switching local service providers, if an end user has past due charges associated with the account, for which payment arrangements have not been made with one Party, the end user's previous telephone number will not be made available to the other Party until the end user's outstanding balance has been paid.

12.    FORCE MAJEURE
       -------------

12.1 Except as otherwise specifically provided in this Agreement, neither Party shall be liable for any delay or failure in performance of any part of this Agreement caused by any condition beyond the reasonable control of the Party claiming excusable delay or other failure to perform, including acts of the United States of America or any state, territory or political subdivision thereof, acts of God or a public enemy, fires, floods, freight embargoes, earthquakes, volcanic actions, wars, or civil disturbances ("Force Majeure" condition). If any Force Majeure condition occurs, the Party whose performance fails or is delayed because of such Force Majeure condition shall give prompt notice to the other Party, and upon cessation of such Force Majeure condition, shall give like notice and commence performance hereunder as promptly as reasonably practicable, including implementation of disaster recovery plans.

12.2 Notwithstanding subsection 1, preceding, no delay or other failure to perform shall be excused pursuant to this Section:

            (i) by the acts or omission of a Party's subcontractors, material men, suppliers or other third persons providing products or services to such

            Party unless such acts or omissions are themselves the product of a Force Majeure condition, and

            (ii) unless such delay or failure and the consequences thereof are beyond the reasonable control and without the fault or negligence of the Party claiming excusable delay or other failure to perform.

13.    CERTAIN STATE AND LOCAL TAXES
       -----------------------------

       Any state or local excise, sales, or use taxes (excluding any taxes levied on income) resulting from the performance of this Agreement shall be borne by the Party upon which the obligation for payment is imposed under applicable law, even if the obligation to collect and remit such taxes is placed upon the other Party. The collecting Party shall charge and collect from the obligated Party, and the obligated Party agrees to pay to the collecting Party, all applicable taxes, except to the extent that the obligated Party notifies the collecting Party and provides to the collecting Party appropriate documentation that qualifies the obligated Party for a full or partial exemption. Any such taxes shall be shown as separate items on applicable billing documents between the Parties. The obligated Party may contest the same in good faith, at its own expense, and shall be entitled to the benefit of any refund or recovery, provided that such Party shall not permit any lien to exist on any asset of the other Party by reason of the contest. The collecting Party shall cooperate in any such contest by the other Party, provided that the contesting Party shall pay the reasonable expenses of the collecting Party for any such cooperative activities.

14.    ALTERNATIVE DISPUTE RESOLUTION
       ------------------------------

       All Disputes arising under or related to this Agreement or the breach hereof shall be resolved according to the procedures set forth in Attachment 1. In no event shall the Parties permit the pendency of a Dispute to disrupt service to any customer of any Party contemplated by this Agreement. The foregoing notwithstanding, neither this Section 14 nor Attachment 1 shall be construed to prevent either Party from seeking and obtaining temporary equitable remedies, including temporary restraining orders.

15.    NOTICES
       -------

       Any notices or other communications required or permitted to be given or delivered under this Agreement shall be in hard-copy writing (unless otherwise specifically provided herein) and shall be sufficiently given if delivered personally or delivered by prepaid overnight express service or certified mail, return receipt requested or by facsimile (followed by a hard copy delivered by U.S. Mail or another method specified herein) to the following (unless otherwise specifically required by this Agreement to be delivered to another representative or point of contact):

If to AT&T:

Lois Hedg-peth
Vice President, AT&T
795 Folsom Street
San Francisco, CA 94107
Facsimile Number: 415-442-5422

         and

Randy Deutsch
Law and Government Affairs-Vice President
Room 690
795 Folsom Street
San Francisco, CA 94107
Facsimile Number: 415-442-5505

         and

R. Reed Harrison
Vice President, AT&T
Room 4ED103
One Oak Way
Berkeley Heights, NJ 07922
Facsimile Number: 908-771-2219

If to GTE:

Jenny M. Wong
Regional Directory-Regulatory Planning & Industry Affairs
1 GTE Place CA500GF
Thousand Oaks, CA 91362
Facsimile Number: 805-372-7361

         and

Thomas R. Parker
Assistant Vice President-Associate General Counsel
HQEO3J43
600 Hidden Ridge
Irving, Texas 75038
Facsimile Number: 972-718-1250

       Either Party may unilaterally change its designated representative and/or address for the receipt of notices by giving seven (7) days' prior written notice to the other Party in compliance with this Section. Any notice or other communication shall be deemed given when received.

16.    CONFIDENTIALITY AND PROPRIETARY INFORMATION
       -------------------------------------------

16.1 For the purposes of this Agreement, "Confidential Information" means confidential or proprietary technical or business information, in written or tangible form, given by the Discloser to the Recipient that is stamped, labeled, or otherwise designated as "Proprietary" or "Confidential" or that contains other words or symbols clearly indicating that the information is intended to be secure from public disclosure. "Confidential Information" also includes information that is intentionally provided or disclosed orally or visually if it is identified as proprietary or confidential when provided or disclosed and is summarized in a writing so marked and delivered within ten (10) days following such disclosure. "Confidential Information" also includes information that is observed or learned by one Party while it is on the premises (including leased collocation space) of the other Party. Notwithstanding the foregoing, all orders for Local Services, Network Elements or Combinations placed by AT&T pursuant to this Agreement, and information that would constitute Customer Proprietary Network Information of AT&T customers pursuant to the Act and the rules and regulations of the FCC and Recorded Usage Data as described in Attachment 7, whether disclosed by AT&T to GTE or otherwise acquired by GTE in the course of the performance of this Agreement, shall be deemed Confidential Information of AT&T for all purposes under this Agreement whether or not specifically marked or designated as confidential or proprietary.

16.2 For the period set forth in Section 16.6, except as otherwise specified in this Agreement, the Recipient agrees (a) to use Confidential Information only for the purpose of performing under this Agreement, (b) to hold it in confidence and disclose it to no one other than its employees or agents or consultants having a need to know for the purpose of performing under this Agreement, and (c) to safeguard it from unauthorized use or disclosure with at least the same degree of care with which the Recipient safeguards its own confidential information. Any agent or consultant must have executed a written agreement of non-disclosure and non-use comparable in scope to the terms of this Section 16 which agreement shall be enforceable by the Discloser.

16.3 The Recipient may make copies of Confidential Information only as reasonably necessary to perform its obligations under this Agreement. All such copies shall be subject to the same restrictions and protections as the original and shall bear the same copyright and proprietary rights notices as are contained on the original.

16.4 The Recipient agrees to return to the Discloser all Confidential Information received in tangible form from the Discloser, including any copies made by the Recipient, within thirty (30) days after a written request is delivered to the Recipient, or to destroy or erase all such Confidential Information and certify as to such event, except for Confidential Information that the Recipient reasonably requires to perform its obligations under this Agreement or as otherwise required by applicable law. If either Party loses or makes an unauthorized disclosure of the other Party's Confidential Information, it shall notify such other Party immediately and use reasonable efforts to retrieve the lost or wrongfully disclosed information.

16.5   The Recipient shall have no obligation to safeguard Confidential
       Information: (a) which was in the possession of the Recipient free of restriction on use or disclosure prior to its receipt from the Discloser;
       (b) after it becomes publicly known or available through no breach of this Agreement or other restriction on use or disclosure by the Recipient; (c) after it is rightfully acquired by the Recipient free of restrictions on its use or disclosure; or (d) after it is independently developed by personnel of the Recipient to whom the Discloser's Confidential Information had not been previously disclosed. In addition, either Party shall have the right to disclose Confidential Information to any mediator, arbitrator, state or federal regulatory body, the Department of Justice or any court in the conduct of any mediation, arbitration or approval of this Agreement subject to the requirements concerning notice and other measures specified in the last sentence of this Subsection. Additionally, the Recipient may disclose Confidential Information if so required by law, a court of competent jurisdiction, or governmental or administrative agency, so long as the Discloser has been notified of the requirement promptly after the Recipient becomes aware of the requirement, but prior to such disclosure and so long as the Recipient undertakes all lawful measures to avoid disclosing such information until Discloser has had reasonable time to seek a protective order and Discloser complies with any protective order that covers the Confidential Information to be disclosed.

16.6 Each Party's obligations with respect to Confidential Information disclosed prior to expiration or termination of this Agreement shall expire, as to each disclosure, three (3) years from the date of receipt of the disclosure, regardless of any termination of this Agreement prior to such expiration date; provided that the duties with respect to Confidential Information that is software, and interfaces (including protocols) shall continue for fifteen (15) years.

16.7 Except as otherwise expressly provided elsewhere in this Agreement, no license is hereby granted under any patent, trademark, copyright or other Intellectual Property Right, nor is any such license implied, solely by virtue of the disclosure of any Confidential Information.

16.8 Each Party agrees that the Discloser would be irreparably injured by a breach of this Agreement by the Recipient or its representatives and that the Discloser shall be entitled to seek equitable relief, including injunctive relief and specific performance, in the event of any breach of the provisions of this Section 16. Such remedies shall not be deemed to be the exclusive remedies for a breach of this Section 16, but shall be in addition to all other remedies available at law or in equity.

17.   BRANDING
      --------

      Services offered by AT&T that incorporate Network Elements or Combinations made available to AT&T pursuant to this Agreement, and Local Services that AT&T offers for resale shall, at AT&T's sole discretion when GTE is responsible for the customer contact, be branded exclusively as AT&T services. Except as otherwise provided in this Agreement or specified in a separate writing by AT&T, AT&T shall provide the exclusive interface to AT&T Customers in connection with the marketing or offering of AT&T services. When a GTE representative goes to a customer premise on behalf of AT&T, in the event the representative has contact with the customer, the representative will indicate to the customer that he or she works for GTE but is at the customer premise on behalf of AT&T regarding AT&T service. If the customer is not at the premise at the time that the technical representative is at the premise, GTE agrees to deliver only generic material or documents to the customer, and the representative will write AT&T's name on the document or material left for the customer. GTE personnel acting on behalf of AT&T will not discuss, provide, or leave information or material relative to GTE's services and products. Except as otherwise provided in this Agreement, in those instances where GTE personnel are required pursuant to this Agreement to interface directly with AT&T Customers, either orally in person or by telephone, or in writing, such personnel shall not identify themselves as representing GTE. All forms or other business materials furnished by GTE to AT&T Customers in the performance of its obligations under this Agreement shall bear no corporate name, logo, trademark or trade name other than AT&T's. In no event shall GTE personnel, when acting on behalf of AT&T pursuant to this Agreement, provide information to AT&T customers about GTE products or services.

18.   DIRECTORY LISTINGS AND DIRECTORY DISTRIBUTION
      ---------------------------------------------

      GTE shall offer the following to AT&T:

18.1 DIRECTORY LISTINGS (WHITE PAGES) - AT&T's end users' primary listings shall be included in the appropriate GTE white pages directory at no charge to AT&T or AT&T's end users. Where an AT&T Customer has two numbers for a line due to the implementation of interim Local Number Portability, the second number shall be considered part of the White pages basic listing. Other listings that are made available to GTE customers (e.g. additional
                                                                ---
       listings, non-published status, foreign listings, etc.,) will be made available to AT&T Customers on the same rates, terms and conditions.

18.2 DIRECTORY LISTINGS (YELLOW PAGES) - AT&T's business end users' listing also will receive a single standard listing in all appropriate GTE "yellow pages" or classified directories under the classified heading that most accurately reflects the nature of the end user's business at no charge to AT&T or AT&T's business end users for this listing. GTE will supply AT&T with a list of authorized classified headings. AT&T agrees to supply GTE, on a regularly scheduled basis and in the format mutually agreed between AT&T and GTE, with a classified heading assignment for each AT&T end user who wishes to receive this listing. GTE shall provide monthly schedules (for a rolling twelve (12) month period) for Yellow Pages publications in the State.

18.3 LISTING INFORMATION - AT&T agrees to supply GTE, on a regularly scheduled basis and in the format mutually agreed between AT&T and GTE, all listing information for AT&T end users who wish to be listed in the white pages of the GTE published directory for that subscriber area. Listing information will consist of names, addresses (including city and ZIP code) and telephone numbers. GTE shall employ the listing information for the production of GTE-published white and yellow page directories. Listing inclusion in a given directory will be in accordance with directory configuration, scope and schedules established by GTE which are applicable to all GTE entities. GTE shall obtain AT&T's prior written approval for the use of AT&T customers' listings for any other purpose.

18.4 DIRECTORY DISTRIBUTION - Directories will be provided to AT&T's end users on the same basis as GTE's end users. More specifically, GTE will not charge AT&T or AT&T's end users for annual or secondary distribution of directories. Timing of such delivery and the determination of which Telephone Directories shall be delivered (by customer address, NPA/NXX or other criteria), and the number of Telephone Directories to be provided per customer, shall be provided under the same terms that GTE delivers Telephone Directories to its own local service customers. AT&T will supply GTE in a timely manner with all required subscriber mailing information, including non-listed and non-published subscriber mailing information, to enable GTE to perform its distribution responsibilities.

18.5 CRITICAL CUSTOMER CONTACT INFORMATION - GTE will list in the information pages of the appropriate white pages directories AT&T's critical customer contact numbers (i.e., business office, repair service, billing) at no charge to AT&T. GTE shall list Competitive Local Exchange Carrier critical customer contact information on an alphabetical basis.

18.6 GTE shall include, in the customer information section of each Telephone Directory, up to four full pages of consolidated space for the inclusion of information about AT&T services, including addresses and telephone numbers for AT&T Customer service. The form and content of such customer information shall be provided by AT&T to GTE and shall be subject to GTE review and approval, which approval shall not be unreasonably withheld. AT&T agrees to pay a rate per page equal to that paid by GTE for space in this section.

18.7 GTE shall, at no charge to AT&T, make available recycling services for Telephone Directories to AT&T Customers under the same terms and conditions that GTE makes such services available to its own local service customers.

18.8 Notwithstanding anything to the contrary contained herein, GTE may terminate this Section 18 as to a specific GTE exchange in the event that GTE sells or otherwise transfers the exchange to an entity other than a GTE Affiliate. GTE shall provide AT&T with at least ninety (90) days' prior written notice of such termination, which shall be effective on the date specified in the notice. Notwithstanding termination as to a specific exchange, this Section 18 shall remain in full force and effect in the remaining exchanges.

18.9 Notwithstanding the termination of this Section 18, the Parties' obligations with respect to any directories whose annual publication cycle has begun prior to the effective date of termination shall survive such termination. For example, if a Party terminates this
         Section 18 effective as of June 30, 1997, the Parties' survival obligations shall apply as follows:

         Exchange         Beginning of             Expiration of Obligations
                          Publication Cycle

         1                January 1, 1997          December 31, 1997
         2                June 1, 1997             May 31, 1998
         3                August 1, 1997           June 30, 1997

         A publication cycle begins the day following the listing activity close date for the current year's publication.

18.10 Directory Listing criteria shall be specified by GTE. GTE shall provide any changes to its Directory Listing Criteria thirty (30) days in advance of such changes becoming effective. The Directory Listing criteria shall include:

18.10.1  Classified heading information;

18.10.2 Rules for White Pages and Yellow Pages listings (e.g., eligibility for free Yellow Pages listing, space restrictions, unlisted and unpublished listings, abbreviated listings, foreign listings, and heading requirements);

18.10.3 Identification of Enhanced White Pages and Enhanced Yellow Pages listings available;

18.10.4   Publication schedules for White Pages and Yellow Pages;

18,10.5 Identification of which Telephone Directories are provided to which customers by customer address, NPA/NXX or other criteria;

18.10.6   Telephone Directory delivery schedules;

18.10.7 Restrictions, if any, on number of Telephone Directories provided at no charge to customer;

18.10,8 Processes and terms and conditions for obtaining foreign Telephone Directories from GTE; and

18.10.9 Geographic coverage areas of each Telephone (by municipality and NPA/NXX).

19.       DIRECTORY ASSISTANCE LISTING INFORMATION
          ----------------------------------------

19.1 GTE shall include in its directory assistance database all directory assistance listing information, which consists of name and address "(DA Listing Information") for all AT&T Customers, including those with nonpublished and unlisted numbers, at no charge to AT&T.

          GTE shall provide to AT&T, at AT&T's request, for purposes of AT&T providing AT&T-branded directory assistance services to its local customers, within thirty (30) days after the Effective Date, all published DA Listing Information via magnetic tape delivered within twenty-four (24) hours of preparation, at a rate equal to the cost of the tape itself and the cost of preparing and sending the magnetic tape. Changes to the DA Listing Information shall be updated on a daily basis through the same means used to transmit the initial list. DA Listing Information provided shall indicate whether the customer is a residence or business customer.

19.2 Neither Party will release DA Listing Information ("DALI") that includes the other Party's end user information to third parties without the other Party's approval. The other Party shall inform the releasing Party if it desires to have the releasing Party provide the other Party's DALI to the third party, in which case, the releasing Party shall provide the other Party's DALI at the same time as the releasing Party provides the releasing Party's DALI to the third party. The rate to be paid by the releasing Party to the other Party for such sales shall be negotiated on a case-by-case basis.

20.       BUSY LINE VERIFICATION AND BUSY LINE VERIFICATION INTERRUPT
          -----------------------------------------------------------

20.1 Busy Line Verification ("BLV") is performed when one Party's Customer requests assistance from the operator bureau to determine if the called line is in use, however, the operator bureau will not complete the call for the Customer initiating the BLV inquiry. Only one BLV attempt will be made per Customer operator bureau call.

20.2 Busy Line Verification Interrupt ("BLVI") is performed when one Party's operator bureau interrupts a telephone call in progress after BLV has occurred. The operator bureau will interrupt the busy line and inform the called party that there is a call waiting. The operator bureau will only interrupt the call and will not complete the telephone call of the Customer initiating the BLVI request. The operator bureau will make only one BLVI attempt per Customer operator telephone call and the applicable charge applies whether or not the called party releases the line.

20.3 Each Party shall establish procedures whereby its operator assistance bureau will coordinate with the operator assistance bureau of the other Party to provide BLV and BLVI services on calls between their respective end users. Each Party shall route BLV and BLVI inquiries over separate inward operator services trunks. Each Party's operator assistance bureau will only verify and/or interrupt the call and will not complete the call of the end user initiating the BLV or BLVI. Each Party shall charge the other for the BLV and BLVI services at the rates set forth in Attachment 14.

21.       NUMBER ASSIGNMENT
          -----------------

21.1 GTE shall allocate Central Office Codes, i.e. NXXs, in a neutral manner at parity with itself in those LATAs where GTE is the number administrator. GTE shall not charge a fee for the allocation of NXXs to AT&T for any costs including, but not limited to, programming expenses incurred by GTE in its role as number administrator.

21.2 GTE shall process all AT&T NXX requests in a timely manner as per the ICCF Code Assignment Guidelines and will provide numbers in any NPA/NXX associated with a terminating line within the boundaries of an LSO, in those LATAs where GTE is the number administrator.

21.3 GTE, during the interim period, will maintain its current process of notifying public utility commissions and state regulatory bodies of plans for NPA splits and code relief.

21.4 GTE shall treat as confidential, and solely for use in its role as Code Administrator and for no other purpose, any and all information received from AT&T regarding NPA/NXX forecasts. This information shall be used only for the purposes of code administration, e.g. NPA code relief studies.

21.5 GTE shall participate in the transition of its code administration responsibilities to a neutral third party and will notify AT&T if there are not sufficient numbers to meet the forecasted requirements of AT&T.

21.6 GTE shall provide AT&T with a file, or files, containing a street address/LSO cross reference indicating which LSO serves the cross referenced street address.

22.       MISCELLANEOUS
          -------------

22.1 DELEGATION OR ASSIGNMENT - Any assignment by either Party of any right, obligation, or duty, in whole or in part, or of any interest, without the written consent of the other Party shall be void, except that either Party may assign all of its rights, and delegate its obligations, liabilities and duties under this Agreement, either in whole or in part, to any entity that is, or that was, an Affiliate of that Party without consent, but with written notification, provided that in the case of AT&T, such Affiliate is a telecommunications carrier. The effectiveness of an assignment shall be conditioned upon the assignee's assumption of the rights, obligations, and duties of the assigning Party.

22.2 SUBCONTRACTING - GTE may subcontract the performance of any obligation under this Agreement without the prior written consent of AT&T, provided that GTE shall remain fully responsible for the performance of this Agreement in accordance with its terms, including any obligations it performs through subcontractors, and GTE shall be solely responsible for payments due its subcontractors. No contract, subcontract or other Agreement entered into by either Party with any third party in connection with the provision of Local Services or Network Elements hereunder shall provide for any indemnity, guarantee or assumption of liability by, or other obligation of, the other Party to this Agreement with respect to such arrangement, except as consented to in writing by the other Party. No subcontractor shall be deemed a third party beneficiary for any purposes under this Agreement.

22.3 AUTHORITY - Each Party represents that the person whose signature appears on this Agreement on behalf of such Party has authority to bind such Party.

22.4 BINDING EFFECT - This Agreement shall be binding on and inure to the benefit of the respective successors and permitted assigns of the Parties.

22.5 NONEXCLUSIVE REMEDIES - Except as otherwise expressly provided in this Agreement, each of the remedies provided under this Agreement is cumulative and is in addition to any remedies that may be available at law or in equity.

22.6      NO THIRD-PARTY BENEFICIARIES - Except as specifically set forth in
          Section 9.4 and 9.5, this Agreement does not provide and shall not be construed to provide third parties with any remedy, claim, liability, reimbursement, cause of action, or other privilege.

22.7 REFERENCED DOCUMENTS - Whenever any provision of this Agreement refers to a technical reference, technical publication, AT&T Practice, GTE Practice, any publication of telecommunications industry administrative or technical standards, or any other document expressly incorporated into this Agreement, it will be deemed to be a reference to the most recent version or edition (including any amendments, supplements, addenda, or successors) of such document that is in effect at the time of the execution of this Agreement, and will include the most recent version or edition (including any amendments, supplements, addenda, or successors) of each document incorporated by reference in such a technical reference, technical publication, AT&T Practice, GTE Practice, or publication of industry standards.

22.8. REGULATORY AGENCY CONTROL - This Agreement shall at all times be subject to changes, modifications, orders, and rulings by the FCC and/or the applicable state utility regulatory commission to the extent the substance of this Agreement is or becomes subject to the jurisdiction of such agency. "Business Day" shall mean Monday through Friday, except for holidays on which the U.S. Mail is not delivered.

22.9 GOVERNING LAW - The validity of this Agreement, the construction and enforcement of its terms, and the interpretation of the rights and duties of the Parties shall be governed by the laws of the State and shall be subject to the exclusive jurisdiction of the courts therein, except insofar as federal law may control any aspect of this Agreement, in which case federal law shall govern such aspect. The Parties submit to personal jurisdiction in the State, and waive any and all objections to the State's venue.

22.10 PUBLICITY AND ADVERTISING - Any news release, public announcement, advertising, or any form of publicity pertaining to this Agreement, or the provision of Local Services, Unbundled Network Elements, Ancillary Functions or Interconnection Services pursuant to it, or association of the Parties with respect to provision of the services described in this Agreement shall be subject to prior written approval of both GTE and AT&T. Neither Party shall publish or use any advertising, sales promotions or other publicity materials that use the other Party's logo, trademarks or service marks without the prior written approval of the other Party.

22.11 AMENDMENTS OR WAIVERS - Except as otherwise provided in this Agreement, no amendment or waiver of any provision of this Agreement, and no consent to any default under this Agreement, shall be effective unless the same is in writing and signed by an officer of the Party against whom such amendment, waiver or consent is claimed. In addition, no course of dealing or failure of a Party strictly to enforce any term, right or condition of this Agreement shall be construed as a waiver of such term, right or condition. By entering into this Agreement, neither Party waives any right granted to it pursuant to the Act.

22.12 SEVERABILITY - If any term, condition or provision of this Agreement is held by a governmental body of competent jurisdiction be invalid or unenforceable for any reason, such invalidity or unenforceability shall not invalidate the entire Agreement. The Agreement shall be construed as if it did not contain the invalid or unenforceable provision or provisions, and the rights and obligations of each Party shall be construed and enforced accordingly; provided, however, that if such invalid or unenforceable term, condition or provision is material to this Agreement, either Party may require that such term, condition or provision be renegotiated in accordance with Section 8.3.

22.13 ENTIRE AGREEMENT - This Agreement, which shall include the Attachments, Appendices and other documents referenced herein, constitutes the entire Agreement between the Parties concerning the subject matter hereof and supersedes any prior agreements, representations, statements, negotiations, understandings, proposals or undertakings, oral or written, with respect to the subject matter expressly set forth herein.

22.14 SURVIVAL OF OBLIGATIONS - Any liabilities or obligations of a Party for acts or omissions prior to the cancellation or termination of this
          Agreement: any obligation of a Party under the provisions regarding indemnification, Confidential Information, limitations on liability, and any other provisions of this Agreement which, by their terms, are contemplated to survive (or to be performed after) termination of this Agreement, shall survive cancellation or termination thereof.

22.15 EXECUTED IN COUNTERPARTS - This Agreement may be executed in any number of counterparts, each of which shall be deemed an original; but such counterparts shall together constitute one and the same instrument.

22.16 HEADINGS OF NO FORCE OR EFFECT - The headings of Articles and Sections of this Agreement are for convenience of reference only, and shall in no way define, modify or restrict the meaning or interpretation of the terms or provisions of this Agreement.

22.17 TRADEMARKS AND TRADE NAMES - Except as specifically set out in this Agreement, nothing in this Agreement shall grant, suggest, or imply any right, license or authority for one Party to use the name, trademarks, service marks, or trade names of the other Party for any purpose whatsoever.

                         PART I LOCAL SERVICES RESALE
                         ----------------------------

23.       TELECOMMUNICATIONS SERVICES PROVIDED FOR RESALE
          -----------------------------------------------

          At the request of AT&T, and pursuant to the requirements of the Act, GTE will make available to AT&T for resale any Telecommunications Service that GTE currently offers, or may offer hereafter on a retail basis to subscribers that are not telecommunications carriers. GTE shall also provide the service support functions required in order to provision the Telecommunications Services as set forth in this Part 1. Such Telecommunications Services and service support functions provided by GTE pursuant to this Agreement are collectively referred to as "Local Services." For purposes of this Agreement, GTE is not required to provide Universal Lifeline type services for resale. In addition, for purposes of this Agreement, the following are Local Services that GTE is required to provide to AT&T for resale at the retail rates: (i) Public Policy Pay Telephones, (ii) Semi-Public Pay Telephones, and (iii) Special Access lines for AT&T's own use.

24.       GENERAL TERMS AND CONDITIONS FOR RESALE
          ---------------------------------------

24.1      ORDERING

24.1.1 Orders for resale of Local Services will be placed utilizing a standard Local Service Request ("LSR") form. A complete and accurate LSR must be provided by AT&T before a request can be processed; provided, however, that immaterial deviations or omissions in the LSR will not prevent an order from being processed.

24.1.2 A Letter of Authorization ("LOA") will be required before Local Services will be provided for resale to a subscriber that currently receives local exchange service from GTE or from a local service provider other that AT&T. Such LOA may be a blanket letter of authorization (Blanket LOA) or such other form as agreed upon by AT&T and GTE, provided that AT&T complies with the requirements for a signed LOA from a residential end user as specified in Section 24.1.3 when requesting information from GTE residential end user accounts. Except as provided in Section 24.1.3, when a Blanket LOA has been provided by AT&T, GTE shall not require an additional disconnect order, LOA or other writing from a customer, or another LEC, in order to process an order for Local Service. Subject to Section 11, each Party will provide the capability for customers to retain their current phone number in the event that they change local service providers, allowing them to retain all existing features and functionalities to the extent technically feasible.

24.1.3 With respect to the provision of access to, and/or the transfer of, a customer's service record, the Parties agree that (i) neither Party shall require a separate signed LOA or other writing from a business customer, or another LEC, in order to provide access to or transfer the business customer's service record, or to permit it a Party to submit an LSR that provides for the transfer of the service features and functionalities of that business customer for the specified account "as is" to the other Party, and
          (ii) in accordance with Public Utilities Code (S)2891, each Party shall require an individual, signed LOA for the purpose of providing access to, or the transfer of, a residential customer's service record or the honoring of an LSR that provides for the transfer of the service features and functionalities of that residential account "as is" to the other Party. The Parties agree that this requirement for an individual, signed LOA for residential customers may be replaced by the authorization procedures or requirements specified in a subsequent final and effective FCC rule or court order. For purposes of this
          Section 24, an "as is transfer" is the transfer of all the telecommunications services and features available for resale that are currently being provided for the specified account without the requirement of a specific enumeration of the services and features on the LSR.

24.1.4 GTE shall include an AT&T Customer's listing in its Directory Assistance database as part of the Local Service Request ("LSR") process. GTE will honor AT&T Customer's preferences for listing status, including non-published and unlisted, as noted on the LSR and will enter the listing in the GTE database which is used to perform Directory Assistance functions as it appears on the LSR.

24.2      PRICING

          The prices to be charged to AT&T for Local Services under this Agreement are set forth in Part V of this Agreement.

24.3      RESTRICTIONS ON RESALE

          To the extent consistent with the applicable rules and regulations of the FCC and the Commission, AT&T may resell all GTE Local Services as defined in GTE's tariffs. Other than the restrictions specifically identified in this Agreement, GTE will not impose unreasonable or discriminatory conditions or limitations on the resale of Local Services. The following restrictions shall apply to the resale of Local Services by AT&T: (i) AT&T shall not resell residence Local Services to non-residence customers; (ii) AT&T may resell GTE promotions of less than 90 days duration, but shall not be entitled to the wholesale discount set forth in Attachment 14, Section 1; and
          (iii) AT&T shall only sell "grandfathered" Local Services to those end-user customers who had previously ordered them from GTE and only at the same service location, and otherwise on the same terms and conditions that GTE provides such services to its own customers.

24.4      DIALING AND SERVICE PARITY; NUMBER PORTABILITY

24.4.1 GTE will provide the same dialing parity to AT&T Customers as similarly-situated GTE customers, such that, for all call types: (i) an AT&T Customer is not required to dial any greater number of digits than a similarly-situated GTE customer; (ii) except for the loss of features that may be occasioned by the use of remote call forwarding or other number portability technologies, the AT&T Customer may retain its local telephone number with no loss of features and functionalities; and (iii) the post-dial delay (time elapsed between the last digit dialed and the first network response), call completion rate and transmission quality experienced by an AT&T Customer are equal in quality to that experienced by a similarly-situated GTE customer.

24.4.2 GTE will provide service levels for Local Services for resale that are equal to service levels for similarly-situated GTE customers, such that there is no loss of features or functionalities including, but not limited to: same dial tone and ringing; same capability for either dial pulse or touch tone recognition; flat and measured services; speech recognition as available; same extended local free calling area; 1 + IntraLATA toll calling; InterLATA toll calling and international calling; 500, 700, 800, 900, 976 and Dial Around (10xxx)
          Services: restricted collect and third number billing; all available speeds of analog and digital private lines; off-premise extensions; CENTRANET and ISDN.

24.5      CHANGES IN RETAIL SERVICE

          GTE will notify AT&T of proposed new retail services or modifications to existing retail services forty-five (45) days prior to the expected date of regulatory approval of the new or modified services. If new services or modifications are introduced with less than forty-five
          (45) days notice to the regulatory authority, GTE will notify AT&T at the same time it determines to introduce the new or modified service. With respect to changes in prices for existing retail services or related resale rates, GTE will notify AT&T at the same time as GTE begins internal implementation efforts (i.e., at least at the time that GTE's Product Management Committee is notified of the proposed change) or obtains internal approval to make the price change, whichever is sooner.

25.       REQUIREMENTS FOR SPECIFIC SERVICES
          ----------------------------------

25.1      CLASS/LASS AND CUSTOM FEATURES REQUIREMENTS

          GTE shall provide to AT&T a list of CLASS/LASS and Custom features and functions within ten (10) business days of the Effective Date and shall provide updates to such list when new features and functions become available. GTE shall provide to AT&T a list of all services, features, and products including a definition of the service (by specific reference to appropriate tariff sections) and how such services interact with each other. GTE shall provide features and services by street address guide and by switch.

25.2      INTERCEPT AND TRANSFER SERVICE

          GTE shall provide intercept and transfer service to AT&T for AT&T Customers on the same basis as such service is available to similarly-situated GTE customers. To that end, when an end-user customer transfers service from GTE to AT&T, or from AT&T to GTE, and does not retain its original telephone number, the Party formerly providing service to the end user will provide, upon request, a referral announcement on the original telephone number. The announcement will provide the new number of the customer.

25.3      E911/911 SERVICES

          GTE shall provide to AT&T, for AT&T Customers, E911/911 call routing to the appropriate PSAP. GTE shall provide and validate AT&T Customer information to the PSAP. GTE shall use its service order process to update and maintain, on the same schedule that it uses for its end users, the AT&T Customer service information in the ALI/DMS (Automatic Location Identification/ Database Management System) used to support E911/911 services, pursuant to National Emergency Number Agency (NENA) standards.

25.4      TELEPHONE RELAY SERVICE

          Where GTE provides to speech and hearing-impaired callers a service that enables callers to type a message into a telephone set equipped with a keypad and message screen and to have a live operator read the message to a recipient and to type message recipient's response to the speech or hearing-impaired caller ("Telephone Relay Service"), GTE shall make such service available to AT&T at no additional charge, for use by AT&T Customers who are speech or hearing-impaired. Information concerning qualification for Telephone Relay Service will be made available on the Customer Service Record (CSR).

25.5      VOICE MAIL RELATED SERVICES

          GTE shall provide the following features capability for voice mail services: the Message Waiting Indicator; and the Call Forward on Busy/Don't Answer feature.

26.       ADVANCED INTELLIGENT NETWORK

26.1 AT&T may purchase for resale any Telecommunications Service offered at retail to customers who are not Telecommunications Carriers that uses GTE's AIN platform ("AIN Services"). In addition, if AT&T purchases GTE switching as a Network Element under this Agreement, AT&T may request GTE to provision the specific switch and the related AIN SCP in a manner to permit AT&T to purchase for resale at the applicable discount the retail AIN Services that GTE offers to its end user customers from the same switch. If AT&T uses its own switch to provide services to its local customers, AT&T may purchase for resale at the applicable discount the retail AIN Services that GTE offers its end user customers by provisioning the AT&T switch to access GTE's AIN SCPs.

27.    ROUTING TO DIRECTORY ASSISTANCE, OPERATOR AND REPAIR SERVICES

27.1 Where AT&T purchases either Local Switching as an Unbundled Element or Local Services for resale, GTE will provide the functionality and features required to modify the AT&T Customer's line at GTE's local switch or Access Tandem to route all calls to the AT&T Network for Directory Assistance and the AT&T Platform for Operator and Repair Services. AT&T will pay in accordance with Section 41 in Part V of this Agreement for necessary modifications.

27.2   DIRECTORY ASSISTANCE

       GTE shall route local Directory Assistance calls, including 411 or the equivalent lntraLATA dialing method and (NPA) 555-1212, dialed by AT&T Customers directly to the AT&T Network. AT&T will pay in accordance with
       Section 41 in Part V of this Agreement for such customized routing.

27.3   OPERATOR SERVICES

       GTE shall route local Operator Services calls (0+, 0-) dialed by AT&T Customers directly to the AT&T Local Operator Services platform. Such traffic shall be routed over trunk groups specified by AT&T which connect GTE end offices and the AT&T Local Operator Services platform, using standard Operator Services dialing protocols of 0+ or 0-. AT&T shall pay for such trunk groups and all other costs associated with such customized routing pursuant to Section 41 of Part V. To the extent technically feasible, GTE will provide post-dial delay that is no greater than that experienced by GTE enduser customers.

27.4   REPAIR CALLS

       GTE shall route repair calls dialed by AT&T Customers directly to the AT&T repair center. AT&T shall pay all costs of such customized routing pursuant to Section 41 of Part V.

27.5   NON-DISCRIMINATORY TREATMENT

       All direct routing capabilities described herein shall permit AT&T Customers to dial the same numbers for AT&T Directory Assistance, and Local Operator and the same number of digits for Repair Services that similarly-situated GTE customers dial for reaching equivalent GTE services. AT&T and GTE will use 800/888 numbers where necessary to achieve this result.

27.6   EMERGENCY CALLS

       GTE shall provide to AT&T the emergency public agency (e.g., police, fire, ambulance) telephone numbers linked to each NPA-NXX. Such data will be transmitted in a mutually agreeable format. GTE will transmit to AT&T, in a timely manner, all changes, alterations, modifications and updates to such data.

27.7   OPTIONAL ROUTING

27.7.1 Operator Services: AT&T may request GTE to route AT&T Customers to GTE Operator Services. In this case, the requirements for GTE-provided Operator Services as part of the Total Services Resale service shall be those requirements specified in Attachment 2.

27.7.2 Directory Assistance: AT&T may request GTE to route AT&T Customers to GTE's Directory Assistance. In this case, the requirements for GTE-provided Directory Assistance Services as part of the Total Services Resale service shall be those requirements specified in Attachment 2.

27.8   LINE INFORMATION DATABASE UPDATES

       GTE shall update and maintain AT&T Customer information in the GTE Line Information Database ("LIDB") in the same manner and on the same schedule that it maintains information in LIDB for GTE customers.

27.9   TELEPHONE LINE NUMBER CALLING CARDS

       Upon request by an AT&T Customer or by AT&T on behalf of an AT&T Customer, and effective as of the date of an end user's subscription to AT&T service (or such later date as such request is received), GTE will remove any GTE-assigned telephone line calling card number (including area code) ("TLN") from GTE's LIDB. AT&T may issue a new telephone calling card to such customer, utilizing the same TLN, and AT&T shall have the right to enter such TLN in AT&Ts LIDB for calling card validation purposes.

27.10  END OFFICE FEATURES

       GTE shall provide the following end-office features in those end offices in which such features are available to GTE customers: CLASS features; Repeat Dial Capability; Multi-line Hunting; and trunk connectivity to private branch exchange switches (PBX's) and Direct Inward Dialed Services and all other end-office features that GTE makes available to GTE customers.

27.11     CALL BLOCKING

          Upon AT&T's request and when available to similarly-situated GTE customers, GTE will provide blocking on a line by line basis of an AT&T Cumstomer's access to any or all of the following call types:
          900/976; bill to third party and collect; and such other call types for which GTE provides blocking to similarly situated GTE customers.

27.12     LAW ENFORCEMENT AND SERVICE ANNOYANCE

          Not later than forty-five (45) business days after the Effective Date, GTE and AT&T will develop procedures to handle requests from law enforcement agencies for service termination, wire taps and provisions of Customer Usage Data pursuant to a lawful process as well as procedures to handle AT&T Customer complaints concerning harassing or annoying calls. Such procedures will include, but not be limited to, a process for AT&T to interface with GTE regarding law enforcement and service annoyance issues on a 24 hour per day, 7 days a week basis for emergency requests and otherwise on the same basis as GTE provides access for its own customers.

28.       SERVICE SUPPORT FUNCTIONS
          -------------------------

28.1      ELECTRONIC INTERFACE

28.1.1 Until such time as GTE and AT&T are able to fully implement electronic interfaces ("EI"), GTE and AT&T agree to use interim processes for Pre-Ordering, Ordering, Provisioning, Maintenance, Repair and Billing.

28.1.1.1 The schedule for implementing an interim electronic interface shall be subject to the memorandum of understanding ("MOU") relating to electronic interfaces negotiated by GTE and AT&T under the direction of the Commission in connection with the decision in 96-07-022.

28.1.1.2 Attachment 16 lists the interim processes and the schedule for the implementation of such processes that were negotiated.

28.1.2 In accordance with the schedule set out in the MOU, GTE shall provide a Real Time electronic interface ("EI") for sending and receiving information on demand for Pre-Ordering, for Ordering/Provisioning data and materials (e.g., access to Street Address Guide ("SAG") and Telephone Number Assignment database), and for scheduling service delivery. GTE shall provide an electronic interface ("EI") for sending and receiving information on agreed, pre-defined schedules ("batch communications") for reports and Billing. These interfaces shall be administered through a national ordering platform that will serve as a single point of contact for the transmission of such data from AT&T to GTE, and from GTE to AT&T.

28.1.3 No later than six (6) months after the Effective Date of this Agreement, GTE will: (i) establish the national gateway standards to be used by AT&T and all other carriers connecting to GTE's Operations Support Systems ("OSS"), and (ii) establish the date by which GTE will provide permanent national gateway access to its OSS. GTE will provide this permanent national gateway access at the earliest practical date but in no case later than twelve (12) months after the Effective Date of this Agreement, which shall include ensuring that interfaces are operational and end to end testing has been successfully completed.

28.1.4 [DELETED]

28.1.5 The Parties agree that the principles outlined in Attachment 13 and related time schedules will be used as a starting point for the report to be filed to the Commission within six (6) months of the Effective Date of this Agreement.

28.1.6 GTE shall provide the same information, of the same quality and within the same time frames for Pre-Ordering, Ordering/Provisioning, Maintenance/ Repairs and Billing to AT&T as GTE provides to itself. The Parties recognize that GTE is not required to establish new systems or processes in order to provide information to AT&T which GTE does not provide to itself.

28.1.7 AT&T shall pay a reasonable share of the total cost of creating the permanent gateway. AT&T's share shall be determined based upon its percentage of system use during the first full year (First Year) the gateway system is in operation as compared to all other users. Full operation shall mean all interfaces are operational and end-to-end testing has been successfully completed. Percentage of use shall be determined based upon the average number of customer access lines each local exchange carrier, including GTE and any GTE Affiliate (to the extent they have usage), has during the First Year.

28.2   SERVICE STANDARDS

28.2.1 GTE shall ensure that all Service Support Functions used to provision Local Service to AT&T for resale are provided at a quality level which GTE is required to meet by law, or is actually meeting, in providing Local Service to itself, to its end users or to its affiliates.

28.2.2 Not later than twenty (20) business days after the Effective Date of this Agreement, GTE and AT&T shall develop mutually agreed-upon escalation and expedite procedures to be employed at any point in the Local Service Pre-Ordering, Ordering/Provisioning, Testing, Maintenance, Billing and Customer Usage Data transfer processes to facilitate rapid and timely resolution of Disputes.

28.3      POINT OF CONTACT FOR THE AT&T CUSTOMER

28.3.1 Except as otherwise provided in this Agreement or as directed by AT&T, AT&T shall be the single and sole point of contact for all AT&T Customers with respect to AT&T Local Services.

28.3.2 GTE shall refer all questions regarding any AT&T service or product directly to AT&T at a telephone number specified by AT&T and provided to GTE for that purpose.

28.3.3    GTE representatives who receive inquiries regarding AT&T services:
          (i) shall refer callers who inquire about AT&T services or products to the numbers provided; and (ii) will not in any way disparage or discriminate against AT&T, or its products or services.

28.4      SINGLE POINT OF CONTACT

          Each Party shall provide the other Party with a single point of contact ("SPOC") for each functional area for all inquiries regarding the implementation of this Part. Each Party shall accept all inquiries from the other Party and provide timely responses.

28.5      SERVICE ORDER

          To facilitate the ordering of new service for resale or changes to such service to an AT&T Customer ("Local Service Request or LSR"), AT&T's representative will have access to GTE customer information to enable the AT&T representative to perform the tasks enumerated below. Until electronic interfaces are established, these functions will be performed as set forth in Attachment 16:

28.5.1 Obtain customer information which is available under Applicable Law, including name, billing and service address, billing telephone number(s), eligibility for subsidized or assisted programs, and identification of features and functions of services subscribed to by customer; provided that such information will not be provided for residential end-users until AT&T provides GTE with written authorization from the end-user (unless the FCC, the Commission or a court subsequently rules to the contrary).

28.5.2 Obtain information on all features and services available, including new services, by switch, NPA-NXX and customer street address;

28.5.3 Submit the AT&T Customer order by submitting an LSR using the agreed upon electronic interface (the Network Data Mover or NDM) for all desired features and services;

28.5.4 Assign a telephone number, including a vanity number, (if the AT&T Customer does not have one assigned). As an interim step prior to the implementation of the electronic interface specified in Section 28.1; GTE will establish an 800 (toll-free) number for AT&T;

28.5.5    Submit the appropriate directory listing using the agreed to El;

28.5.6    Determine if a service call is needed to install the line or service,

28.5.7    Schedule installation, if applicable;

28.5.8    Provide service availability dates to Customer;

28.5.9 Order local and intraLATA toll service and enter AT&T Customer's choice of primary interexchange carrier on a single, unified order; and

28.5.10 Suspend, terminate or restore service to an AT&T Customer using agreed to methods (temporary disconnects for nonpayment may not be requested using the LSR).

28.6      PROVISIONING

28.6.1 After receipt and acceptance of an LSR, GTE shall provision such LSR in accordance with the following Intervals and in accordance with the service parity standards and other performance standards specified in
          Section 10.

28.6.1.1 Turn-up of Local Service where no installation of facilities is required:

          Residence and Business: within seventy-two (72) hours of receipt of a valid LSR or the next available due date (at parity with GTE end-user customers) at the time of receipt of a valid LSR if an earlier desired due date ("DDD") is listed.

28.6.1.2  Turn-up of Local Service where installation of facilities is required:

          Residence and Business (except for complex services): upon the next available due date (at parity with GTE end-users) at time of receipt of a valid LSR.

          Complex Services: Due date will be as determined after engineering of the order, at parity with GTE end-user customers.

28.6.1.3  Feature Changes (after service turn-up):

          Residence: within seventy-two (72) hours of receipt of LSR or the next available due date (at parity with GTE end-users) at the time of receipt of a valid LSR if an earlier DDD is listed.

          Business: within seventy-two (72) hours after receipt of LSR if no installation dispatch is required or the next available due date (at parity with GTE endusers) at the time of receipt of a valid LSR if an earlier DDD is listed.

28.6.1.4  Service Disconnects

          Completion of all disconnects will be based upon the DDD if a valid LSR is received within appropriate interval.

28.6.1.5 Provisioning functions performed by GTE will meet the service parity standards and other performance standards specified in Section 10.

28.6.2 GTE shall provide AT&T with service status notices, on a prompt basis. Such status notices shall include the following:

28.6.2.1 Firm order confirmation, including service availability date and information regarding the need for a service dispatch for installation;

28.6.2.2 Notice of service installation, including any additional information, such as material charges;

28.6.2.3  Changes/rejections/errors in LSRs;

28.6.2.4  Service completion;

28.6.2.5  Jeopardies and missed appointments;

28.6.2.6  Charges associated with necessary construction;

28.6.2.7 Test results of the same type that GTE records for itself or its own customers.

28.6.3 GTE shall notify AT&T prior to making any changes in the services, features or functions specified on the LSR. If an AT&T Customer requests a service change at the time of installation GTE shall refer the AT&T Customer to AT&T.

28.6.4 GTE shall provide provisioning support to AT&T on the same basis that it provides to other competitive LECs and to itself. GTE retains full discretion to control the scheduling of its provisioning workforce.

28.6.5 GTE shall provide training for all GTE employees who may communicate, either by telephone or face-to-face, with AT&T Customers, during the provisioning process. Such training shall include training on compliance with the branding requirements of this Agreement.

28.7      PROVISION OF CUSTOMER USAGE DATA

          GTE shall provide the Customer Usage Data recorded by GTE. Such data shall be provided in accordance with the terms and conditions set forth in Attachment 7.

28.8      Service/Operation Readiness Testing

28.8.1 In addition to testing described elsewhere in this Section 28, GTE shall test the systems used to perform the following functions at a negotiated interval and in no event less than 10 business days prior to commencement of GTE's provision of Local Service to AT&T, in order to establish system readiness capabilities:

28.8.1.1 All interfaces between AT&T and GTE work centers for Service Order Provisioning;

28.8.1.2  Maintenance, Billing and Customer Usage Data;

28.8.1.3  The process for GTE to provide customer service records;

28.8.1.4  The installation scheduling process;

28.8.1.5  Telephone number assignment;

28.8.1.6 Procedures for communications and coordination between AT&T SPOC and GTE SPOC;

28.8.1.7  Procedures for transmission of Customer Usage Data; and

28.8.1.8  Procedures for transmitting bills to AT&T for Local Service.

28.8.2 The functionalities identified above shall be tested in order to determine whether GTE and AT&T performance meets the service parity requirements and other performance standards specified in Section 10. The Parties shall make available sufficient technical staff to perform such testing. GTE and AT&T shall mutually agree on the schedule for such testing.

28.8.3 At AT&T's request, GTE shall provide to AT&T any results of the testing performed pursuant to the terms of this Section 28.8. AT&T may review such results and may notify GTE of any failures to meet the requirements of this Agreement.

28.8.4 GTE shall provide to AT&T the same type and quality of loop testing information that it provides to and records for itself. Where GTE develops loop testing information as a matter of course, it will make that information available to AT&T where such information is relevant to AT&T's business. Where GTE maintains the internal discretion to test loops as needed, GTE will provide similar testing discretion to AT&T. AT&T shall pay the full cost of any such discretionary testing.

28.8.5 Within 60 days of the Effective Date of this Agreement, AT&T and GTE will agree upon a process to resolve cooperative testing issues and technical issues relating to GTE's provision of Local Services to AT&T. The agreed upon process shall include procedures for escalating disputes and unresolved issues up through higher levels of each company's management. If AT&T and GTE do not reach agreement on such a process within 60 days, any issues that have not been resolved by the Parties with respect to such process shall be submitted to the ADR procedures set forth in Section 14 and Attachment 1 of this Agreement unless both Parties agree to extend the time to reach agreement on such issues.

28.9      MAINTENANCE

          GTE shall provide maintenance in accordance with the requirements and standards set forth in Attachment 5 and in accordance with the service parity requirements set forth in this Agreement.

28.10     BILLING FOR LOCAL SERVICE

28.10.1 GTE shall bill AT&T for Local Service provided by GTE to AT&T pursuant to the terms of this Part, and in accordance with the terms and conditions for Connectivity Billing and Recording in Attachment 6.

28.10.2 GTE shall recognize AT&T as the customer of record for all Local Services and will send all notices, bills and other pertinent information directly to AT&T.

                      PART II: UNBUNDLED NETWORK ELEMENTS
                      -----------------------------------

29.       INTRODUCTION
          ------------

          This Part II sets forth the unbundled Network Elements that GTE agrees to offer to AT&T in accordance with its obligations under Section 251
          (c)(3) of the Act and 47 CFR 51.307 to 51.321 of the FCC Rules. The specific terms and conditions that apply to the unbundled Network Elements are described below and in Attachment 2. Prices for Network Elements are set forth in Part V and Attachment 14 of this Agreement.

30.       UNBUNDLED NETWORK ELEMENTS
          --------------------------

30.1 GTE will offer Network Elements to AT&T on an unbundled basis on rates, terms and conditions that are just, reasonable, and non-discriminatory in accordance with the terms and conditions of this Agreement and applicable law .

30.2 GTE will permit AT&T to interconnect AT&T's facilities or facilities provided by AT&T or by third parties with each of GTE's unbundled Network Elements at any point designated by AT&T that is technically feasible.

30.3 AT&T, at its option, may designate any technically feasible network interface at a Served Premises, including without limitation, DSO, DS-1, DS-3, and STS-1.

30.4 Except as provided otherwise in this Agreement, AT&T may use one or more Network Elements to provide any feature, function, or service option that such Network Element is capable of providing.

30.5 GTE shall offer each Network Element individually and in combination with any other Network Element or Network Elements, so long as such combination is technically feasible, in order to permit AT&T to combine such Network Element or Network Elements with another Network Element or other Network Elements obtained from GTE or with network components provided by itself or by third parties to provide telecommunications services to its customers.

30.6 For each Network Element, GTE shall provide a demarcation point (e.g., an interconnection point at a Digital Signal Cross-Connect or Light Guide Cross-Connect panels or a Main Distribution Frame) and, if necessary, access to such demarcation point, which AT&T agrees is suitable. However, where GTE provides contiguous Network Elements to AT&T, GTE may provide the existing interconnections and no demarcation point shall exist between such contiguous Network Elements.

30.7 GTE shall not charge AT&T an interconnection fee or demand other consideration for directly interconnecting any Network Element or Combination to any other Network Element or Combination provided by GTE to AT&T if GTE directly interconnects the same two Network Elements or Combinations in providing any service to its own customers or a GTE affiliate, including the use of intermediate devices, such as a digital signal cross connect panel, to perform such interconnection.

30.8 The total charge to AT&T to interconnect any Network Element or Combination to any other Network Element or Combination provided by GTE to AT&T if GTE does not directly interconnect the same two Network Elements or Combinations in providing any service to its own customers or a GTE affiliate (e.g., the interconnection required to connect the Loop Feeder to AT&T's collocated equipment), shall be the total service long-run incremental cost of providing the interconnection.

30.9 Except with respect to the Loop Distribution, Loop Concentrator/Multiplexer, and Loop Feeder elements, which shall in all cases be subject to the bona fide request process described in Attachment 12, Attachment 2 to this Agreement lists the Network Elements that AT&T and GTE have identified as of the Effective Date of this Agreement and will be offered by GTE. AT&T and GTE agree that AT&T may identify additional or revised Network Elements that it desires. All such additional or modified Network Elements shall be subject to the Bona Fide Requests Procedures outlined in Attachment
          12. Descriptions and requirements for each Network Element identified below are set forth in Attachment 2. The Network Elements described in Attachment 2 consist of:

             Loop or Loop Combination
             Network Interface Device (NID)
             Loop Distribution, otherwise known as Distribution Media Loop Concentrator/Multiplexer
             Loop Feeder
             Local Switching
             Operator Service
             Directory Service
             Common Transport
             Dedicated Transport
             Signaling Link Transport
             Signaling Transfer Points
             Service Control Points (SCPs)/Databases
             Tandem Switching

30.10     STANDARDS FOR NETWORK ELEMENTS

30.10.1 Each Network Element shall meet the requirements set forth in the applicable technical references, as well as any performance or other requirements, identified herein.

30.10.2 The technical references cited throughout this Agreement shall apply unless GTE shall offer, within ninety (90) days following Commission approval of this Agreement, GTE's proposed substitute technical references, for consideration and review by subject matter experts designated, respectively, by AT&T and GTE. Within ten (10) business days following AT&T's receipt of true and complete copies of GTE's proposed substitute technical references, AT&T and GTE subject matter experts shall meet in person or via teleconference to review the substitute reference(s) with a view toward achieving agreement on the suitability of such references for implementation and incorporation into this Agreement. The subject matter experts may agree to implement and incorporate, to modify or supplement, or replace any such substitute technical reference proposed by GTE. Where they so agree, the resulting substitute technical reference shall be implemented and incorporated forthwith, by formal amendment in writing, to this Agreement. Where they disagree with respect to the suitability or adequacy of any such proposed substitute technical reference, the GTE-proposed substitute technical reference shall be incorporated into this Agreement at the conclusion of the ten business day period cited above, by formal amendment in writing; subject to AT&T's right to pursue the dispute and the implementation of more suitable technical references through the ADR procedures set forth in Attachment 1 to this Agreement. AT&T may initiate such ADR procedures with sixty (60) days following the incorporation of the challenged technical reference into this Agreement.

          The Parties recognize the possibility that some equipment vendors may manufacture telecommunications equipment that does not fully incorporate or may deviate from the technical references contained in this Agreement. To the extent that, due to the manner in which individual manufacturers may have chosen to implement industry standards into the design of their product, or due to the differing vintages of these individual facility components and the presence of embedded technologies that pre-date certain technical references, some of the individual facility components deployed within GTE's network may not adhere to the technical references, then, within forty-five
          (45) days after the Effective Date of this Agreement,

          (a) the Parties will develop processes by which GTE will inform AT&T of any such deviations from technical standards for Network Elements or Combinations ordered by AT&T;

          (b) the Parties will develop further processes and procedures designed, upon notice of such deviations from technical standards, to address the treatment of GTE and AT&T customers at parity; and

          (c) the Parties will take such other mutually agreed upon actions as shall be appropriate in the circumstances.

30.10.3 Each Network Element and the interconnections between Network Elements provided by GTE to AT&T shall be at least equal in the quality of design, performance, features, functions and other characteristics, including but not limited to levels and types of redundant equipment and facilities for power, diversity and security, that GTE provides in the GTE network to itself, GTE's own customers, to a GTE affiliate or to any other entity.

30.10.4 Unless otherwise designated by AT&T, each Network Element and the interconnections between Network Elements provided by GTE to AT&T shall be made available to AT&T on a priority basis that is equal to the priorities that GTE provides to itself, GTE's own customers, to a GTE Affiliate or to any other entity.

                         PART III: ANCILLARY FUNCTIONS
                         -----------------------------

31.       INTRODUCTION
          ------------

          This Part III sets forth the Ancillary Functions that GTE agrees to offer to AT&T so that AT&T may interconnect to GTE's network and obtain access to unbundled Network Elements to use to provide services to its customers.

32.       GTE PROVISION OF ANCILLARY FUNCTIONS
          ------------------------------------

32.1 GTE will offer Ancillary Functions to AT&T on rates, terms and conditions that, are just, reasonable, and non-discriminatory and in accordance with the terms and conditions of this Agreement.

32.2 GTE will permit AT&T to interconnect AT&T's equipment and facilities or equipment and facilities provided by AT&T or by third parties for purposes of interconnection or access to Network Elements at any point that is technically feasible.

32.3 AT&T may use any Ancillary Function to provide any feature, function, or service option that such Ancillary Function is capable of providing.

32.4 Attachment 3 to this Agreement lists the Ancillary Functions that AT&T and GTE have identified as of the Effective Date of this Agreement. Either Party may identify additional or revised Ancillary Functions that it desires. All such additional or revised Ancillary Functions shall be subject to the Bona Fide Requests procedures outlined in Attachment 12. Descriptions and requirements for each Ancillary Function are set forth in Attachment 3. The Ancillary Functions described in Attachment 3 consist of:

             Collocation
             Right of Way (ROW)
             Conduit
             Pole attachment

33.       STANDARDS FOR ANCILLARY FUNCTIONS
          ---------------------------------

33.1 Each Ancillary Function shall meet or exceed the requirements set forth in applicable technical references, as well as the performance and other requirements, identified herein.

33.2 Each Ancillary Function provided by GTE to AT&T shall be equal in the quality of design, performance, features, functions and other characteristics, including, but not limited to levels and types of redundant equipment and facilities for diversity and security, that GTE provides in the GTE network to itself, its affiliates or any other entity.

33.3 Unless otherwise designated by AT&T, each Ancillary Function provided by GTE to AT&T shall be made available to AT&T on a priority basis that is at least equal to the priorities that GTE provides to itself, its customers, its affiliates or any other entity.

     PART IV: INTERCONNECTION PURSUANT TO SECTION 251(C)(2)
     ------------------------------------------------------

34.       SCOPE
          -----

          This Part IV describes the physical architecture for Interconnection of the Parties' facilities and equipment for the transmission and routing of Local Traffic, intraLATA toll traffic, and Exchange Access traffic between the respective business and residential customers of the Parties pursuant to the Act. Interconnection may not be used solely for the purpose of originating a Party's own interexchange traffic. Sections 35 and 36 prescribe the specific logical trunk groups (and traffic routing parameters) which will be configured over the physical Interconnections described in this Part related to the transmission and routing of Local Traffic, intraLATA toll traffic and Exchange Access traffic, respectively. Other trunk groups, as described in this Agreement, may be configured using this architecture.

35.       INTERCONNECTION POINTS AND METHODS.
          ----------------------------------

35.1 In each LATA identified pursuant to the procedures of Section 35.6, AT&T and GTE shall Interconnect their networks at the GTE and AT&T Wire Centers identified in such notice for the transmission and routing within that LATA of Local Traffic, intraLATA toll traffic and Exchange Access traffic.

35.2 Interconnection in each LATA shall be accomplished at any technically feasible point within GTE's networks for a given LATA, including through collocation in GTE's Wire Centers as provided in Attachment 3.

35.3      INTERCONNECTION USING COLLOCATION:
          ----------------------------------

          If the Parties Interconnect their networks using Collocation in GTE's Wire Centers, the following requirements apply:

35.3.1 AT&T will deploy a local service network that places switching and/or transmission equipment within the LATA. The placement of this equipment uses a combination of AT&T owned Wire Centers and collocated space in GTE Wire Centers. AT&T may physically collocate any interconnection-related transmission equipment for which space is available. This includes equipment that can perform switching functions as well as interconnection functions so long as such multi-purpose equipment occupies no more floor space than would equipment that only performs interconnection functions. GTE is not required to provide physical collocation space where it can demonstrate that space is not available.

 35.3.2 AT&T will request interconnection with GTE at specific points in GTE's network. The following options are available for (i) the termination of traffic to the GTE network, (ii) the termination of traffic to the AT&T network and (iii) the transiting of traffic to/from a third party network.

 35.4 LOCAL TRAFFIC AND INTRALATA TOLL TRAFFIC - ORIGINATING ON AT&T, TERMINATING ON GTE.

          AT&T may build trunk groups to GTE using the following representative, but not exclusive, options: (i) from AT&T collocated equipment in a Wire Center to the GTE Tandem; (ii) from AT&T collocated equipment in a GTE Wire Center to the GTE End Office Switch; or (iii) from an AT&T Switch to the nearest GTE Wire Center or Tandem.

          Interfaces for these interconnections may be based upon, but not limited to, the following: (i) DS1: from an AT&T-collocated DDM-2000 to a GTE Central Office Switch; (ii) SONET STS1: from an AT&T-collocated DDM-2000 to an GTE 5ESS(R)-2000 Central Office Switch and
          (iii) DS1/DS3: from an AT&T Switch to a GTE Tandem using new trunk groups on existing facilities.

 35.5     TRANSIT SERVICE TRAFFIC

 35.5.1 GTE agrees that it shall provide Transit Service to AT&T on terms and conditions set forth in Section 36.8.

 35.5.2 "Transit Service" means the delivery of certain traffic between AT&T's network and a third party LEC or ILEC network by GTE over the Local/IntraLATA Trunks. The following types of traffic will be delivered: (i) Local Traffic and IntraLATA Toll Traffic originated from AT&T to such third party LEC or ILEC and (ii) Local Traffic and IntraLATA Toll Traffic originated from such third party LEC or ILEC and terminated to AT&T where GTE carries such traffic pursuant to the Commission's primary toll carrier plan or other similar plan.

 35.5.3 While the Parties agree that it is the responsibility of each third party LEC or ILEC to enter into arrangements to deliver Local Traffic between them, they acknowledge that such arrangements are not currently in place and an interim arrangement is necessary to ensure traffic completion. Accordingly, until the earlier of (i) the date on which either Party has entered into an arrangement with such third party LEC or ILEC to deliver Local Traffic via direct trunks or (ii) the termination of this Agreement, GTE will transit such traffic.

 35.5.4 All networks involved in transit traffic will deliver each call to each involved network with CCIS to the extent available from third party LECs and the appropriate Transaction Capabilities Application Part (TCAP) messages to facilitate full interoperability and billing functions. In all cases, each Party is responsible to follow Exchange Message Record ("EMR") standard and exchange records with both the other Party and the terminating LEC or ILEC to facilitate the billing process to the originating network.

35.6      SELECTION OF LATAs

35.6.1 If AT&T determines to offer Telephone Exchange Services in any LATA, AT&T shall provide written notice to GTE of its need to establish Interconnection in such LATA pursuant to this Agreement. This notice shall include (i) the initial Wire Centers AT&T has designated in the new LATA; (ii) AT&Ts requested Interconnection Activation Date; and
          (iii) a non-binding forecast of AT&Ts trunking requirements.

35.6.2 Unless otherwise agreed by the Parties, the Parties shall designate the Wire Center AT&T has identified as its initial Routing Point in the LATA as the ATIWC in that LATA and shall designate the GTE Tandem Office Wire Center within the LATA nearest to the ATIWC (as measured in airline miles utilizing the V&H coordinates method, as the ATIWC in that LATA.

35.6.3 Unless otherwise agreed by the Parties, the Interconnection Activation Date in each LATA in which no construction is required shall be fifteen (15) business days after the date on which AT&T delivered notice via an ASR to GTE pursuant to this Section. Where construction is required, the Interconnection Activation Date shall be as mutually agreed by the Parties.

35.6.4 GTE and AT&T will conduct joint planning sessions to determine the following representative, but not exclusive, information; (i) forecasted number of trunk groups; and (ii) the interconnection activation date.

35.7      ADDITIONAL SWITCHES OR INTERCONNECTION POINTS

          If AT&T deploys additional switches in a LATA after the date hereof or otherwise wishes to establish Interconnection with additional GTE Wire Centers, AT&T may, upon written notice thereof to GTE, establish such Interconnection and the terms and conditions of this Agreement shall apply to such Interconnection. If GTE deploys additional switches in a LATA after the date hereof or otherwise wishes to establish Interconnection with additional AT&T Central Offices, GTE may, upon written notice thereof to AT&T, establish such Interconnection and the terms and conditions of this Agreement shall apply to such Interconnection. If either Party establishes an additional Tandem Switch in a given LATA, the Parties shall jointly determine the requirements regarding the establishment and maintenance of separate trunk group connections and the sub-tending arrangements relating to Tandem Switches and End Offices which serve the other Party's Customers within the Exchange Areas served by such Tandem Switches.

35.8      NONDISCRIMINATORY INTERCONNECTION

          Interconnection provided by GTE shall be equal in quality to that provided by GTE to itself or any subsidiary, Affiliate or other person. "Equal in quality" means the same or equivalent technical criteria, service standards that a Party uses within its own network and, at a minimum, requires GTE to design interconnection facilities to meet the same technical criteria and service standards that are used within GTE's network. If AT&T requests an Interconnection that is of a higher quality than that provided by GTE to itself or any subsidiary, Affiliate or other person, such request shall be treated as a New Services Request and established upon rates, terms and conditions that are reasonable and non-discriminatory. AT&T shall pay the cost of GTE providing any such higher quality Interconnection Services.

35.9      TECHNICAL SPECIFICATIONS

35.9.1 Each Party shall initially configure a two-way trunk group as a direct transmission path between each AT&T and GTE interconnected Central Offices. At AT&T's request, GTE shall provide uni-directional traffic on such trunks, in either direction, effectively operating them as if they were one-way trunk groups. AT&T and GTE shall work cooperatively to install and maintain a reliable network. AT&T and GTE shall exchange appropriate information (e.g., maintenance contact numbers, network information, information required to comply with law enforcement and other security agencies of the government and such other information as the Parties shall mutually agree) to achieve this desired reliability.

35.9.2 AT&T and GTE shall work cooperatively to apply sound network management principles by invoking network management controls to alleviate or to prevent congestion.

35.10     911 SERVICE

          Basic 911 and E911 is an additional requirement that provides a caller access to the applicable emergency service bureau by dialing a 3-digit universal telephone number (911). GTE shall provide 911 Service to AT&T as described in this Section in each Rate Center in which (i) AT&T is authorized to provide local exchange services and (ii) GTE is the 911 service provider.

35.10.1 GTE will provide AT&T with multiplexing of dedicated 911 trunks at a designated GTE Central Office at the rates set forth in Attachment 14 (Pricing) and pursuant to the terms and conditions in applicable tariffs, unless other rates, terms and conditions are provided in this Agreement, GTE will also provide AT&T with trunking from the GTE Central Office to the designated GTE Control Office(s) (i.e., selective routers) with sufficient capacity to route AT&T's originating 911 calls over Service Lines to the designated primary PSAP or to designated alternate locations (GTE shall provide for overflow 911 traffic to another PSAP for handling). Such trunking will be provided at the rates set forth in Attachment 14 (Pricing). A pro-rata portion of cost of the selective router may also be charged to AT&T, the amount to be determined in good faith by the Parties in each case. If AT&T forwards the ANI information of the calling party to the Control Office, GTE will forward the call with the calling number to the PSAP for display and Automatic Location Identification (ALI) retrieval. If no ANI is forwarded by AT&T, GTE will display a 911 trunk group identification code for display at the PSAP.

35.10.2 AT&T will provide the necessary dedicated 911 trunking to route originating 911 traffic from AT&T's End Office(s) to the GTE Control Office(s). The point of Interconnection for AT&T's Primary and Diverse Routes to the mux/co-location and 911 Control Offices is at the GTE Control Office. AT&T shall pay tariff charges for Diverse routes, selective routing and any other related service that GTE provides unless other rates are provided in this Agreement. AT&T will be responsible for determining the proper quantity of trunks from its end office(s) to the GTE Control Office(s). Trunks between the AT&T End Offices and GTE Control Office shall be delivered by GTE within twenty
          (20) Business Days following order by AT&T. Following delivery, AT&T and GTE will cooperate to promptly test all transport facilities between AT&T's network and the GTE Control Office to assure proper functioning of the 911 service.

35.10.3 GTE will provide to AT&T, in mechanized format, a list of the Central Offices, selective router, and PSAPs for the 911 district. GTE will provide maps (in electronic format) of the Exchange and selective routing boundaries. A specified rate found in the rate table in Attachment 14 (Pricing) will apply per request. Until such time as a mechanized process for provision of this information is made available by GTE and, at intervals determined by GTE, GTE shall provide to AT&T in a paper format any updates to this information.

          The Parties agree to provide access to 911/E911 in a manner that is transparent to the end user. The Parties will work together to facilitate the prompt, reliable and efficient interconnection of AT&T's systems to the 911/E911 platforms, with a level of performance that will provide the same grade of service as that which GTE provides to its own end users. To this end, GTE will make available to AT&T documentation showing the correlation of its rate centers to its E911 tandems.

35.10.4 It shall be the responsibility of AT&T to ensure that the address of each of its end users is included in the Master Street Address Guide ("MSAG") via information provided on AT&T's Local Service Request ("LSR") or via a separate feed established by AT&T. GTE and AT&T will work together to develop the process by which the 911/E911 database will be updated with AT&T's end user 911/E911 information.

          GTE will coordinate access to the GTE ALI database for the initial loading and updating of AT&T subscriber information. Access coordination will include:

          (i) GTE provided format requirements and a delivery address for AT&T to supply an electronic version of subscriber telephone numbers, addresses and other information both for the initial load and (where applicable) daily updates. GTE shall confirm receipt of this data as described in Section 35.10.8;

          (ii) Coordination of error resolution involving entry and update activity;

          (iii) Provisioning of specific 911 routing information on each access line;

          (iv) Updating the GTE ALI database from paper records of service order activity supplied by AT&T is optional. The charge for this service is separate and set forth in the Attachment 14 (Pricing) under the category "Optional Manual Update"; and

          (v) Providing AT&T with reference data GTE has in its possession to ensure that AT&T's subscribers will be routed to the correct Control Office when originating a 9-1-1 call.

35.10.5 AT&T shall pay GTE a one time charge as set forth in the Attachment 14 (Pricing) per 911 Control Office trunk group (the "911 Control Office Software Enhancement Connection Charge") and any applicable monthly recurring charges. Although the services offered in this Agreement and the charges set forth in Attachment 14 (Pricing) contemplate that each NPA will reside in a single Control Office, AT&T may request that an NPA shall reside in more than one 911 Control Office; GTE will fully cooperate in an effort to honor such requests.

          In situations in which GTE is responsible for maintenance of the 911/E911 database and can be compensated for maintaining AT&T's information by the municipality, GTE will seek such compensation from the municipality. GTE will seek compensation from AT&T only if and to the extent that GTE is unable to obtain such compensation from the municipality. GTE shall charge AT&T the cost for an ALI entry interface.

35.10.6 In the event of a GTE or AT&T 911 trunk group failure, the Party that owns the trunk group will notify, on a priority basis, the other Party of such failure, which notification shall occur within two (2) hours of the occurrence or sooner if required under Applicable Law. The Parties will exchange a list containing the names and telephone numbers of the support center personnel responsible for maintaining the 911 Service between the Parties.

35.10.7 GTE will provide the order number and circuit identification code in advance of the service due date.

35.10.8 AT&T or its third party agent will provide CNA data to GTE for use in entering the data into the 911 data base. The initial CNA data will be provided to GTE in a format prescribed by GTE. AT&T is responsible for providing GTE updates to the CNA data and error corrections which may occur during the entry of CNA data to the GTE 911 Database System. GTE will confirm receipt of such data and corrections by the next Business Day by providing AT&T with a report of the number of items sent, the number of items entered correctly, and the number of errors.

35.10.9 AT&T will monitor the 911 circuits for the purpose of determining originating network traffic volumes. AT&T will notify GTE if the traffic study information indicates that additional circuits are required to meet the current level of 911 call volumes.

35.10.10 Inter-office trunks provided for 911 shall be engineered to assure minimum P.01 transmission grade of service as measured during the busy day/busy hour. A minimum of two trunks shall be provided by AT&T.

35.10.11    COMPENSATION

            AT&T shall compensate GTE as set forth in Attachment 14 (Pricing.)

35.10.12    ADDITIONAL REQUIREMENTS FOR BASIC 911 AND E911

35.10.12.1 Basic 911 shall collect 911 calls from one or more local exchange switches that serve a geographic area. It shall then send these calls to the correct authority designated to receive such calls.

35.10.12.2 E911 shall provide additional routing flexibility for 911 calls. E911 shall use customer data, contained in the Automatic Location Identification/Data Management System (ALI/DMS), to determine to which Public Safety Answering Point (PSAP) to route the call.

35.10.12.3 If available GTE shall offer a third type of 911 service, S911. All requirements for E911 also apply to S911 with the exception of the type of signaling used on the interconnection trunks from the local switch to the S911 tandem.

35.10.12.4 Basic 911 and E911 access from Local Switching shall be provided to AT&T in accordance with the following:

35.10.12.4.1 GTE shall conform to all state regulations concerning emergency services;

35.10.12.4.2 GTE shall route calls to the appropriate PSAP, provided the current ESN has been provided to GTE.

35.10.12.4.3 For E911, GTE shall provide and validate customer information to the PSAPS.

35.10.12.4.4 For E911, GTE shall use its service order process to update and maintain customer information in the ALI/DMS data base. Through this process GTE shall provide and validate customer information resident or entered into the ALI/DMS data base.

35.10.12.5 Basic 911 and E911 access from the AT&T local switch shall be provided to AT&T in accordance with the following;

35.10.12.5.1 If required by AT&T, GTE shall interconnect direct trunks from the AT&T network to the B911 PSAP, or the E911 tandems as designated by AT&T. Such trunks may alternatively be provided by AT&T.

35.10.12.5.2 GTE shall provide AT&T access to the Master Street and Address Guide at least at parity with the access GTE provides to itself

35.11         GTE OPERATOR SERVICES TRUNKS

35.11.1 At AT&T's request, GTE shall receive traffic destined to GTE Operator Systems Network Element on trunks from an AT&T end-office or an AT&T tandem.

35.11.2 For traffic from the GTE network to AT&T for Operator Services, GTE shall provide one trunk group per NPA served by the local GTE switch. GTE shall provide such trunks as one-way trunks from GTE network to the AT&T network.

35.11.3 Network Interconnection between GTE and AT&T shall meet or exceed all of the requirements for Network Interconnection set forth in the following technical references:

35.11.3.1 GR-317-CORE, Switching System generic requirements for Call Control Using the Integrated Services Digital Network User Part (ISDNUP), Bellcore, February, 1994;

35.11.3.2 GR-394-CORE, Switching System generic requirements for Interexchange Carrier Interconnection Using the Integrated Services Digital Network User Part (ISDNUP), Bellcore, February, 1994;

35.11.3.3 FR-NWT-000271, OSSGR Operator Services Systems generic requirements, Bellcore, 1994 Edition; and

35.12 FR-NWT-000064, LATA Switching Systems Generic Requirements (LSSGR), Bellcore, 1994 Edition.

36. TRANSMISSION AND ROUTING OF TELEPHONE EXCHANGE SERVICE TRAFFIC PURSUANT TO SECTION 251(C)(2)

36.1       SCOPE OF TRAFFIC

           This Section prescribes parameters for trunk groups (the "Local/IntraLATA Trunks") to be effected over the Interconnections specified in Part IV for the transmission and routing of Local Traffic and IntraLATA Toll Traffic between the Parties' respective Telephone Exchange Service Customers.

36.2       LIMITATIONS

           No Party shall terminate Exchange Access traffic or originate untranslated 800/888 traffic over Local/IntraLATA Interconnection Trunks.

36.3       TRUNK GROUP ARCHITECTURE AND TRAFFIC ROUTING

           The Parties shall jointly engineer and configure Local/IntraLATA Trunks over the physical Interconnection arrangements as follows:

36.3.1 Notwithstanding anything to the contrary contained in this Section, if the traffic volumes between any two Central Office Switches at any time exceeds the CCS busy hour equivalent of one DS1, the Parties shall within sixty (60) days after such occurrence establish new direct trunk groups to the applicable End Office(s) consistent with the grades of service and quality parameters set forth in the Grooming Plan.

36.3.1.1 At AT&T's request, GTE shall provide for overflow routing from a given trunk group or groups onto another trunk group or groups as AT&T designates.

36.3.2 Only those valid NXX codes served by an End Office may be accessed through a direct connection to that End Office.

36.3.3 Each Party shall ensure that each Tandem connection permits the completion of traffic to all End Offices which sub-tend that Tandem, Pursuant to Section 37.2, each Party shall establish and maintain separate trunk groups connected to each Tandem of the other Party which serves, or is sub-tended by End Offices which serve, such other Party's Customers within the Exchange Areas served by such Tandem Switches. GTE will allow AT&T LATA-wide access for intraLATA toll traffic from a single access tandem interconnection. In return, AT&T will participate in the intraLATA toll compensation arrangement, in identical or substantially similar form to that which exists between GTE and Pacific Bell as of December 1, 1996. This participation will require AT&T to provide GTE (and Pacific Bell) with records in the same format currently used by the industry for intraLATA compensation for intraLATA toll calls originating from an AT&T Customer and utilizing the existing Feature Group C intraLATA toll network for transport and termination. AT&T will also be required to design a system that can receive these 99-02 records from the other primary toll carrier.

36.4      SIGNALING

          SS7 Signaling may be used for signaling between AT&T switches, between AT&T switches and GTE switches, and between AT&T switches and those third party networks with which GTE's SS7 network is interconnected.

36.4.1 Where available, CCIS signaling shall be used by the Parties to set up calls between the Parties' local, networks. Each Party shall supply Calling Party Number (CPN) within the SS7 signaling message, if available. If Common Channel Interoffice Signaling ("CCIS") is unavailable, MF (MultiFrequency) signaling shall be used by the Parties.

36.4.2 Each Party is responsible for requesting Interconnection to the other Party's CCIS network, where SS7 signaling on the trunk group(s) is desired. Each Party shall connect, either directly or via arrangements with third party providers, to a pair of access STPs where traffic will be exchanged. The Parties shall establish Interconnection at the STP.

36.4.3 The Parties will cooperate on the exchange of Transactional Capabilities Application Part (TCAP) messages to facilitate interoperability of CCIS based features between their respective networks, including all CLASS features and functions, to the extent each Party offers such features and functions to its Customers. Each Party shall honor all privacy indicators as required under Applicable Law.

36.4.4 Where available and upon the request of the other Party, each Party shall cooperate to ensure that its trunk groups are configured utilizing the B8ZS ESF protocol for 64 kbps clear channel transmission to allow for ISDN interoperability between the Parties' respective networks.

36.5      GRADES OF SERVICE

          The Parties shall initially engineer and shall jointly monitor and enhance all trunk groups consistent with the Grooming Plan.

36.6      MEASUREMENT AND BILLING

36.6.1 Each Party shall pass Calling Party Number (CPN) information on each call that it originates over the Local/IntraLATA Trunks. Until GTE installs the capability to use actual CPN information, all calls exchanged shall be billed as either Local Traffic or IntraLATA Toll Traffic based upon a percentage of local usage (PLU) factor calculated based on the amount of actual volume (or best estimate) during the preceding three months. The PLU will be reevaluated every three (3) months.

36.6.2    Measurement of Telecommunications traffic billed hereunder shall be
          (i) in actual conversation time as specified in FCC terminating FGD Switched access tariffs for Local Traffic and (ii) in accordance with applicable tariffs for all other types of Telecommunications traffic.

36.7      RECIPROCAL COMPENSATION ARRANGEMENTS

36.7.1    Reciprocal Compensation arrangements are as described in Attachment
          15.

36.8      TRANSITING TRAFFIC

36.8.1 AT&T shall pay to GTE a Transiting Service Charge for the use of its Tandem Switching as described in Attachment 14 (Pricing.)

36.8.2 Until such time as AT&T and the third party LEC or ILEC agree upon mutual compensation, third party mutual compensation will be exchanged between AT&T and GTE as follows:

36.8.2.1 GTE will provide tandem switching at GTE access tandems for traffic between AT&T and GTE end offices subtending the GTE access tandem, as well as for traffic between AT&T and non-GTE end offices subtending GTE access tandems. By transporting traffic to a non-GTE end office(s) via a GTE tandem, AT&T assumes responsibility for compensation to GTE for all tandem switched traffic between AT&T and the non-GTE end office(s). This responsibility may be fulfilled either by payment by AT&T to GTE for all tandem switched traffic between AT&T and the non-GTE end office(s) or by an agreement between AT&T and the non-GTE end office LEC pursuant to which GTE is expressly made a third party beneficiary and GTE would receive compensation from either AT&T or the non-GTE end office LEC, depending upon which entity originated the traffic. GTE will bill AT&T for each minute of use AT&T generates that is tandem switched.

36.8.2.2 By transporting traffic to non-GTE end offices via a GTE tandem, AT&T assumes responsibility for compensation to the non-GTE end office company. AT&T assumes responsibility for negotiating a compensation arrangement with the non-GTE end office for IntraLATA Traffic terminating to AT&T from such third party LEC or ILEC.

37.       TRANSMISSION AND ROUTING OF EXCHANGE ACCESS TRAFFIC

37.1      SCOPE OF TRAFFIC

          This Section prescribes parameters for certain trunk groups ("Access Toll Connecting Trunks") to be established over Interconnections for the transmission and routing of Exchange Access traffic and nontranslated 800 traffic between AT&T Telephone Exchange Service Customers and Interexchange Carriers.

37.2      TRUNK GROUP ARCHITECTURE AND TRAFFIC ROUTING

37.2.1 The Parties shall jointly establish Access Toll Connecting Trunks by which they will jointly provide Tandem transported Switched Exchange Access Services to Interexchange Carriers to enable such Interexchange Carriers to originate and terminate traffic from and to AT&T's Customers.

37.2.2 Access Toll Connecting Trunks shall be used solely for the transmission and routing of Exchange Access and nontranslated 800/888 traffic to allow AT&T's Customers to connect to or be connected to the interexchange trunks of any Interexchange Carrier which is connected to a GTE access Tandem.

37.2.3 The Access Toll Connecting Trunks shall be two-way trunks connecting an End Office Switch that AT&T utilizes to provide Telephone Exchange Service and Switched Exchange Access Service in a given LATA to an access Tandem Switch GTE utilizes to provide Exchange Access in such LATA.

37.2.4 The Parties shall jointly determine which GTE access Tandem(s) will be sub-tended by each AT&T End Office Switch.

37.2.5 Only those valid NXX codes served by an End Office may be accessed through a direct connection to that End Office.

38.       TRANSPORT AND TERMINATION OF INFORMATION SERVICES TRAFFIC

38.1 Each Party shall route Information Service Traffic which originates on its own network to the appropriate information services platform(s) connected to the other Party's network over the Local/IntraLATA Trunks.

38.2 The Party ("Originating Party") on whose network the Information Services Traffic originated shall provide an electronic file transfer or monthly magnetic tape containing recorded call detail information to the Party ("Terminating Party") to whose information platform the Information Services Traffic terminated.

38.3 The Terminating Party shall provide to the Originating Party via electronic file transfer or magnetic tape all necessary information to rate the Information Services Traffic to the Originating Party's Customers and establish uncollectible reserves pursuant to the Terminating Party's agreements with each information provider.

38.4 The Originating Party shall bill and collect such information provider charges and remit the amounts collected to the Terminating Party less:

38.4.1 The Information Services Billing and Collection fee set forth in Attachment 14 (Pricing); and

38.4.2 An uncollectibles reserve calculated based on the uncollectibles reserve in the Terminating Party's billing and collection agreement with the applicable information provider; and

38.4.3    Customer adjustments provided by the Originating Party.

38.5 The Originating Party shall provide to the Terminating Party sufficient information regarding uncollectibles and Customer adjustments. The Terminating Party shall pass through the adjustments to the information provider. Final resolution regarding all disputed adjustments shall be solely between the Originating Party and the information provider.

38.6 Nothing in this Agreement shall restrict either Party from offering to its Telephone Exchange Service Customers the ability to block the completion of Information Service Traffic.

39.       INSTALLATION, MAINTENANCE, TESTING AND REPAIR

39.1      GROOMING PLAN

          Within ninety (90) days after the Effective Date, AT&T and GTE shall jointly develop a plan (the "Grooming Plan") which shall define and detail, inter alia, (i) standards to ensure that Interconnection trunk groups experience a grade of service, availability and quality in accord with all appropriate relevant industry-accepted quality, reliability and availability standards and in accordance with the levels GTE provides to itself, or any subsidiary, Affiliate or other person; (ii) the respective duties and responsibilities of the Parties with respect to the installation, administration and maintenance of the Interconnections (including signaling) specified in Part IV and the trunk groups specified in Part IV, including standards and procedures for notification and discoveries of trunk disconnects;
          (iii) disaster recovery and escalation provisions; and (iv) such other matters as the Parties may agree.

39.2      OPERATION AND MAINTENANCE

          Each Party shall be solely responsible for the installation, operation and maintenance of equipment and facilities provided by it for Interconnection, subject to compatibility and cooperative testing and monitoring and the specific operation and maintenance provisions for equipment and facilities used to provide Interconnection. Operation and maintenance of equipment in Virtual Collocation shall be in accordance with the provisions of Attachment 3.

                                PART V: PRICING
                                ---------------

40.       GENERAL PRINCIPLES
          ------------------

40.1 All services currently provided hereunder, including resold Local Services, Network Elements and Combinations, Interconnection Services and any new and additional services or Network Elements to be provided hereunder shall be priced in accordance with all applicable provisions of the Act and any final and effective rules and orders of the FCC and any state public utility commission having jurisdiction over this Agreement.

41.       PRICE SCHEDULES
          ---------------

41.1      LOCAL SERVICE RESALE

          The prices to be charged to AT&T for Local Services, shall be calculated using the avoided cost discount applicable for GTE in the State determined on the basis of the retail rate charged to subscribers for the telecommunications service requested, as further specified in Attachment 14.

41.1.1    NON-RECURRING CHARGES

          GTE will charge non-recurring charges in accordance with Attachment
          14. For local services, such rates shall be the retail rate less the applicable avoided cost discount for the State. For unbundled network elements, the applicable TELRIC based rates will be established in the OANAD proceeding. Until that time, the Parties shall use the memorandum accounting procedures established for tracking local number portability.

41.2      UNBUNDLED NETWORK ELEMENTS

          The prices charged to AT&T for Unbundled Network Elements shall be as further specified in Attachment 14 and shall be nondiscriminatory.

41.3      INTERCONNECTION

41.3.1 GTE will make interconnection arrangements available at all tandem switching and end office switching locations. At the discretion of AT&T, local interconnection may be accomplished via one-way local trunks, or two-way local trunks, or AT&T may choose to deliver both Local Traffic and lntraLATA toll traffic over the same trunk group(s). With respect to the latter scenario, AT&T will have to provide an available Percent Local Usage (PLU) to facilitate billing if it desires application of the local interconnection rate.

41.3.2 Mutual Compensation for exchange of traffic shall initially be paid on a "bill and keep" basis. Six months after the Effective Date, either GTE or AT&T may demand that compensation due both Parties for the exchange of local traffic be calculated based upon actual local exchange traffic volumes. If either Party so elects, the Parties shall determine the compensation owed in accordance with Attachment 14.

41.3.3 AT&T shall pay GTE (or other third party) the TELRIC based rate shown on Appendix 1 to Attachment 14 associated with the tandem switching function where local calls originated by an AT&T customer traverse a GTE (or other third party) tandem switch to be completed to another ALEC.

41.3.4 Compensation for the termination of toll traffic and the origination of 800 traffic between the interconnecting Parties shall equal the applicable interexchange access charges.

41.3.5 Standard meet point billing arrangements shall apply when the completion of a toll call involves both GTE and AT&T facilities.

41.3.6 In the event a toll call is completed through an interim number portability arrangement (e.g., remote call forwarding, flexible DID, etc.) to a Customer of the new Carrier of Record, the new Carrier of Record is entitled to applicable end office terminating switched access charges (e.g., local switching, line termination, carrier common line, residential interconnection charge, etc.) The company forwarding the call will be considered to be adequately compensated through the chrges it receives for porting the number.

42.       CUSTOMIZED ROUTING
          ------------------

          AT&T will pay GTE for the functionality and features required for GTE to route to AT&T's platforms calls from AT&T's local exchange customers for operator services, directory assistance, and repair services. The amount of such payment shall be determined based upon the costs GTE incurs to modify its local switch or access tandem to provide such routing for AT&T. GTE shall present in the OANAD docket or such other proceeding as the Commission may order, the costs it will incur to provide such routing, and the Commission will determine in such proceeding the amount of such costs which should be paid by AT&T and the method of payment.

In witness whereof, the Parties have executed this Agreement through their authorized representatives.



GTE California Incorporated             AT&T Communications of California, Inc.

By:_______________________________      By: /s/ Lois A. Hedg-Peth
                                           -------------------------------------
Signature                               Signature

                                          LOIS A. HEDG-PETH
__________________________________      ----------------------------------------
Name                                    Name

                                          VICE PRESIDENT-PACIFIC STATES
__________________________________      ----------------------------------------
Title                                   Title   LOCAL SERVICE ORGANIZATION

                                                 January 23 1997
__________________________________      ----------------------------------------
Date                                     Date

In witness whereof, the Parties have executed this Agreement through their authorized representatives.


GTE California Incorporated**           AT&T Communications of California, Inc.

By: /s/ Donald W. McLeod                By:_____________________________________
   ----------------------------
Signature                               Signature

Donald W. McLeod
-------------------------------
Name                                    ________________________________________
Vice President-Local                    Name
Competition/Interconnection
-------------------------------
Title                                   ________________________________________
                                        Title
     1-23-97
-------------------------------
Date                                    ________________________________________
                                        Date

**GTE California does not consent to this purported agreement (which does not comply with the federal Telecommunications Act of 1996) and does not authorize any of its representatives to consent to it. The signature of a GTE representative has been placed on this document only under the duress of an order of the Public Utilities Commission of the State of California requiring such signature.

                                  ATTACHMENT 1
                                  ------------

                        ALTERNATIVE DISPUTE RESOLUTION
                        ------------------------------

                               TABLE OF CONTENTS
                               -----------------

1.  PURPOSE.............................................................  1
2.  EXCLUSIVE REMEDY....................................................  1
3.  INFORMAL RESOLUTION OF DISPUTES.....................................  2
4.  INITIATION OF AN ARBITRATION........................................  4
5.  GOVERNING RULES FOR ARBITRATION.....................................  4
6.  APPOINTMENT AND REMOVAL OF ARBITRATOR...............................  4
7.  DUTIES AND POWERS OF THE ARBITRATOR.................................  5
8.  DISCOVERY...........................................................  6
9.  PRIVILEGES..........................................................  6
10. LOCATION OF HEARING.................................................  6
11. DECISION............................................................  6
12. FEES................................................................  7
13. CONFIDENTIALITY.....................................................  7
14. SERVICE OF PROCESS..................................................  8

Appendix 1   Procedures for Resolution of Service-Affecting Disputes

                                                                    Attachment 1
                                                                          Page 1

                        ALTERNATIVE DISPUTE RESOLUTION
                        ------------------------------

1.        PURPOSE
          -------

          This Attachment 1 is intended to provide for the expeditious, economical, and equitable resolution of disputes between GTE and AT&T arising under this Agreement, and to do so in a manner that permits uninterrupted, high quality services to be furnished to each Party's customers.

2.        EXCLUSIVE REMEDY
          ----------------

2.1 Negotiation and arbitration under the procedures provided herein shall be the exclusive remedy for all disputes between GTE and AT&T arising out of this Agreement or its breach. GTE and AT&T agree not to resort to any court, agency, or private group with respect to such disputes except in accordance with this Attachment.

2.1.1 If, for any reason, certain claims or disputes are deemed to be non-arbitrable, the non-arbitrability of those claims or disputes shall in no way affect the arbitrability of any other claims or disputes.

2.1.2 If, for any reason, the FCC or any other federal or state regulatory agency exercises jurisdiction over and decides any dispute related to this Agreement or to any GTE Tariff and, as a result, a claim is adjudicated in both an agency proceeding and an arbitration proceeding under this Attachment 1, the following provisions shall apply:

2.1.2.1 To the extent required by law, the agency ruling shall be binding upon the parties for the limited purposes of regulation within the jurisdiction and authority of such agency.

2.1.2.2 The arbitration ruling rendered pursuant to this Attachment 1 shall be binding upon the parties for purposes of establishing their respective contractual rights and obligations under this Agreement, and for all other purposes not expressly precluded by such agency ruling.

2.1.3 Nothing in this Attachment 1 shall limit the right of either GTE or AT&T to obtain provisional remedies (including injunctive relief from a court before, during or after the pendency of any arbitration proceeding brought pursuant to this Attachment 1. However, once a decision is reached by the Arbitrator, such decision shall supersede any provisional remedy.

3.        INFORMAL RESOLUTION OF DISPUTES
          -------------------------------

3.1 Prior to initiating an arbitration pursuant to the American Arbitration Association ("AAA") rules, as described below, the Parties to this

                                                                    Attachment 1
                                                                          Page 2

                Agreement shall submit any dispute between GTE and AT&T for resolution to an Inter-Company Review Board consisting of one representative from AT&T at the Director-or-above level and one representative from GTE at the Vice-President-or-above level (or at such lower level as each Party may designate). The dispute will be submitted by either Party giving written notice to the other Party, consistent with the notice requirements of this Agreement, that the Party intends to initiate the Informal Resolution of Disputes process. The notice shall define the dispute to be resolved. The Parties may use a mediator to help informally settle a dispute.

                The initial representatives of each Party shall be as follows:

                AT&T
                ----

                Lois Hedg-peth
                Vice President - AT&T
                795 Folsom Street
                San Francisco, CA 94107

                Telephone:  415/442-3020
                Telecopier: 415/442-5422

                GTE
                ---

                Jenny M. Wong
                Regional Director - Regulatory Planning & Industry Affairs 1 GTE Place CA50OGF
                Thousand Oaks, CA 91362

                Telephone:  (need telephone number)
                Telecopier: 805/372-7361

                A representative shall be entitled to appoint a delegee to act in his or her place as a Party's representative on the Inter-Company Review Board for any specific dispute brought before the Board.

          3.2 The Parties may enter into a settlement of any dispute at any time. The Settlement Agreement shall be in writing, and shall identify how the Arbitrator's or mediator's fee for the particular proceeding, if any, will be apportioned.

          3.3 At no time, for any purposes, may a Party introduce into evidence or inform the Arbitrator appointed under Section 6 below of any statement or other action of a Party in connection with negotiations between the Parties pursuant to the Informal Resolution of Disputes provision of this Attachment 1.

                                                                    Attachment 1
                                                                          Page 3

      3.4 By mutual agreement, the Parties may agree to submit a dispute to mediation prior to initiating arbitration.

      4.        INITIATION OF AN ARBITRATION
                ----------------------------

                If the Inter-Company Review Board is unable to resolve a non-service affecting dispute within thirty (30) days (or such longer period as agreed to in writing by the Parties) of such submission, and the Parties have not otherwise entered into a settlement of their dispute, the Parties shall initiate an arbitration in accordance with the AAA rules. Any dispute over a matter which directly affects the ability of a Party to provide high quality services to its customers will be governed by the procedures described in Appendix 1 to this Attachment 1.

                GOVERNING RULES FOR ARBITRATION
                -------------------------------

                The rules set forth below and the rules of Commercial Arbitrations of the AAA shall govern all arbitration proceedings initiated pursuant to this Attachment; however, such arbitration proceedings shall not be conducted under the auspices of the AAA unless the Parties mutually agree. Where any of the rules set forth herein conflict with the rules of the AAA, the rules set forth in this Attachment shall prevail.

      6.        APPOINTMENT AND REMOVAL OF ARBITRATOR
                -------------------------------------

      6.1 Within forty-five (45) days following the Effective Date of this Agreement, the Parties will appoint three (3) arbitrators, (each, an "Arbitrator"), each of whom will have experience in the field of telecommunications and each of whom shall serve for the full term of this Agreement, unless removed pursuant to
                Section 6.3 of this Attachment 1. Each of the three appointments will be made by mutual agreement in writing within the indicated forty-five (45) day period. Each of the three Arbitrators so appointed shall receive an assignment designation number (1, 2 or 3) and shall be assigned in that sequence to disputes that are subject to this Attachment 1. In the event that any of the three Arbitrators so appointed resigns or is removed pursuant to Section 6.3 of this Attachment 1, or becomes unable to discharge his or her duties, the Parties shall, by mutual written agreement, appoint a replacement Arbitrator within thirty (30) days after such resignation, removal or inability. Matters pending before the departed or disabled Arbitrator shall be assigned not to this replacement Arbitrator, but as provided
                            ---
                in Section 6.4 below. New matters will be assigned to this replacement Arbitrator in accordance with the procedure set out above in this Section 6.l.

      6.2 For each dispute submitted for arbitration under this Agreement, the Parties shall assign a sole Arbitrator from the panel of three referred to in the preceding Section 6.1, in accordance with the assignment designation sequence therein described.
                Each such appointment shall be made

                                                                    Attachment 1
                                                                          Page 4

          within ten (10) days of the expiration under Section 4 of the applicable Inter-Company Review Board review period. Insofar as common issues arise concerning more than one Interconnection, Resale and Unbundling Agreement signed between an AT&T Affiliate and a GTE Affiliate, the Parties agree that such common issues will be combined and submitted to the same Arbitrator for resolution.

     6.3 The Parties may, by mutual written agreement, remove an Arbitrator at any time, and shall provide prompt written notice of removal to such Arbitrator. Notwithstanding the foregoing, any Arbitrator may be removed at any time unilaterally by either Party as permitted in the rules of the AAA. Furthermore, upon (30) days prior written notice to the Arbitrator and to the other Party, a Party may remove an Arbitrator with respect to future disputes which have not been submitted to arbitration in accordance with the requirements of
          Section 4 of this Attachment 1, as of the date of such notice.

     6.4  In the event that an Arbitrator resigns, or is removed pursuant to
          Section 6.3 of this Attachment 1, or becomes unable to discharge his or her duties, or is otherwise unavailable, any matters then pending before that departing or disabled Arbitrator will be assigned to the incumbent Arbitrator with the next assignment designation number. This assignment will be made effective by written notice of the Parties to be provided within ten (10) days following the aforementioned resignation, removal or notice of unavailability.

     6.5 In the event that the Parties do not appoint an Arbitrator or replacement Arbitrator within the time periods prescribed in Section
          6.1 of this Attachment 1, either Party may apply to AAA for appointment of such Arbitrator. Prior to filing an application with the AAA, the Party filing such application shall provide ten (10) days prior written notice to the other Party to this Agreement.

     7.   DUTIES AND POWERS OF THE ARBITRATOR
          -----------------------------------

     7.1 The Arbitrator shall receive complaints and other permitted pleadings, oversee discovery, administer oaths and subpoena witnesses pursuant to the United States Arbitration Act, hold hearings, issue decisions, and maintain a record of proceedings. The Arbitrator shall have the power to award any remedy or relief that a court with jurisdiction over this Agreement could order or grant, including, without limitation, the awarding of damages, pre-judgment interest, specific performance of any obligation created under the Agreement, issuance of an injunction, or imposition of sanctions for abuse or frustration of the arbitration process, except that the Arbitrator may not award punitive damages or any remedy rendered unavailable to the Parties pursuant to Section 10.3 of the General Terms and Conditions of this Agreement.

                                                                    Attachment 1
                                                                          Page 5

      7.2 The Arbitrator shall not have the authority to limit, expand, or otherwise modify the terms of this Agreement.

      8.        DISCOVERY
                ---------

                GTE and AT&T shall attempt, in good faith, to agree on a plan for document discovery. Should they fail to agree, either GTE or AT&T may request a joint meeting or conference call with the Arbitrator. The Arbitrator shall resolve any disputes between GTE and AT&T, and such resolution with respect to the scope, manner, and timing of discovery shall be final and binding.

      9.        PRIVILEGES
                ----------

                Although conformity to certain legal rules of evidence may not be necessary in connection with arbitrations initiated pursuant to this Attachment, the Arbitrator shall, in all cases, apply the attorney-client privilege and the work product immunity doctrines.

      10.       LOCATION OF HEARING
                -------------------

                Unless both Parties agree otherwise, any hearings shall take place in Dallas, Texas.

      11,       DECISION
                --------

      11.1 Except as provided below, the Arbitrator's decision and award shall be final and binding, and shall be in writing and shall set forth the Arbitrator's reasons for decision unless the Parties mutually agree to waive the requirement of a written opinion. Judgment upon the award rendered by the Arbitrator may be entered in any court having jurisdiction thereof. Either Party may apply to the United States District Court for the district in which the hearing occurred for an order enforcing the decision.

      11.2 A decision of the Arbitrator shall not be final in the following situations:

                     a) a Party appeals the decision of the Commission or FCC, and the matter is within the jurisdiction of the Commission or FCC, provided that the agency agrees to hear the matter;

                     b) the dispute concerns the misappropriation or use of intellectual property rights of a Party, including, but not limited to, the use of the trademark, tradename, trade dress or service mark of a Party, and the decision appealed by a Party to a federal or state court with jurisdiction over the dispute.

                                                                    Attachment 1
                                                                          Page 6

      11.3 Each Party agrees that any permitted appeal must be commenced within thirty (30) days after the Arbitrator's decision in the arbitration proceedings is issued. In the event of an appeal, a Party must comply with the results of the arbitration process during the appeal process.

      12.       FEES
                ----

      12.1 Unless otherwise mutually agreed in writing, each Arbitrator's fees and expenses shall be shared equally between the Parties; provided, however, that in the arbitration of any particular dispute either Party may request that all fees and expenses directly related to that arbitration matter be imposed on the other Party, and the Arbitrator shall have the power to grant such relief, in whole or in part.

      12.2 In an action to enforce or confirm a decision of the Arbitrator, the prevailing Party shall be entitled to its reasonable attorneys' fees, and costs, consistent with the local rules of the district in which the suit could have been brought.

      13.       CONFIDENTIALITY
                ---------------

      13.1 GTE, AT&T, and the Arbitrator will treat the arbitration proceeding, including the hearings and conferences, discovery, or other related events, as confidential, except as necessary in connection with a judicial challenge to, or enforcement of, an award, or unless otherwise required by an order or lawful process of a court or governmental body.

      13.2 In order to maintain the privacy of all arbitration conferences and hearings, the Arbitrator shall have the power to require the exclusion of any person, other than a party, counsel thereto, or other essential persons.

      13.3 To the extent that any information or materials disclosed in the course of an arbitration proceeding contains proprietary or confidential Information of either Party, it shall be safeguarded in accordance with Section 17 of this Agreement. However, nothing in Section 17 of this Agreement shall be construed to prevent either Party from disclosing the other Party's Information to the Arbitrator in connection with or in anticipation of an arbitration proceeding. In addition, the Arbitrator may issue orders to protect the confidentiality of proprietary information, trade secrets, or other sensitive information.

      14.       SERVICE OF PROCESS
                ------------------

      14.1 Service may be made by submitting one copy of all pleadings and attachments and any other documents requiring service to each Party and one copy to the Arbitrator. Service shall be deemed made (i) upon receipt

                                                                    Attachment 1
                                                                          Page 7

               if delivered by hand; (ii) after three (3) business days if sent by first class certified U.S. mail; (iii) the next business day if sent by overnight courier service; (iv) upon confirmed receipt if transmitted by facsimile. If service is by facsimile, a copy shall be sent the same day by hand delivery, first class U.S. mail, or overnight courier service.

      14.2 Service by AT&T to GTE and by GTE to AT&T at the address designated for delivery of notices in this Agreement shall be deemed to be service to GTE or AT&T, respectively. The initial address for delivery of notices is specified in Subsection 3 above.

                                                                    Attachment 1
                                                                      Appendix 1
                                                                          Page 1

                          APPENDIX I TO ATTACHMENT 1

                        ALTERNATIVE DISPUTE RESOLUTION
                        ------------------------------

             PROCEDURE FOR RESOLUTION OF SERVICE-AFFECTING DISPUTES
             ------------------------------------------------------

1.   PURPOSE.
     -------

     This Appendix 1 describes the procedures for an expedited resolution of disputes between GTE and AT&T arising under this Agreement which directly affect the ability of a Party to provide uninterrupted, high quality services to its customers and which cannot be resolved using the procedures for informal resolution of disputes contained in Attachment 1 to the Agreement.

     Except as specifically provided in this Appendix 1 to Attachment 1, the provisions of Attachment 1 shall apply.

2.   INITIATION OF AN ARBITRATION.
     ----------------------------

     a) If the Inter-Company Review Board is unable to resolve a service affecting dispute within two (2) business days (or such longer period as agreed to in writing by the Parties) of such submission, and the Parties have not otherwise entered into a settlement of their dispute, a Party may initiate an arbitration in accordance with the requirements of this Appendix 1 to Attachment 1. However, in the sole discretion of the Party which submitted the dispute to the Inter-Company Review Board, the dispute may be arbitrated in accordance with the general procedures described in Attachment 1 rather than the expedited procedures of this Appendix 1 to Attachment 1.

     b) A proceeding for arbitration will be commenced by a Party ("Complaining Party") filing a complaint with the Arbitrator and simultaneously serving a copy on the other Party ("Complaint").

     c) Each Complaint will concern only the claims relating to an act or failure to act (or series of related acts or failures to act) of a Party which affect the Complaining Party's ability to offer a specific service (or group or related services) to its customers.

     A Complaint may be in letter or memorandum form and must specifically describe the action or inaction of a Party in dispute and identify with particularity how the complaining Party's service to its customers is affected.

                                                                    Attachment 1
                                                                      Appendix 1
                                                                          Page 2


3.   RESPONSE TO COMPLAINT.
     ---------------------

     A response to the Complaint must be filed within five (5) business days after service of the Complaint.

4.   REPLY TO COMPLAINT.
     ------------------

     A reply is permitted to be filed by the Complaining Party within three (3) business days of service of the response. The reply must be limited to those matters raised in the response.

5.   DISCOVERY.
     ---------

     The Parties shall cooperate on discovery matters as provided in Section 8 of Attachment 1, but following expedited procedures.

6.   HEARING.
     -------

     a) The Arbitrator will schedule a hearing on the Complaint to take place within twenty (20) business days after service of the Complaint. However, if mutually agreed to by the parties, a hearing may be waived and the decision of the Arbitrator will be based upon the papers filed by the Parties.

     b) The hearing will be limited to four (4) days, with each Party allocated no more than two (2) days, including cross examination by the other Party, to present its evidence and arguments. For extraordinary reasons, including the need for extensive cross-examination, the Arbitrator may allocate more time for the hearing.

         In order to focus the issues for purposes of the hearing, to present initial views concerning the issues, and to facilitate the presentation of evidence, the Arbitrator has the discretion to conduct a telephone prehearing conference at a mutually convenient time, but in no event later than three (3) days prior to any scheduled hearing.

         Each Party may introduce evidence and call witnesses it has previously identified in its witness and exhibit lists. The witness and exhibit lists must be furnished to the other Party at least three (3) days prior to commencement of the hearing. The witness list will disclose the substance of each witness' expected testimony. The exhibit list will identify by name (author and recipient), date, title and any other identifying characteristics the exhibits to be used at the arbitration. Testimony from witnesses not listed on the witness list or exhibits not listed on the exhibit list may not be presented in the hearing.

                                                                    Attachment 1
                                                                      Appendix 1
                                                                          Page 3

           c) The parties will make reasonable efforts to stipulate to undisputed facts prior to the date of the hearing.

           d) Witnesses will testify under oath and a complete transcript of the proceeding, together with all pleadings and exhibits, shall be maintained by the Arbitrator.

      7.   DECISION.
           ---------

           a) The Arbitrator will issue and serve his or her decision on the Parties within five (5) business days of the close of the hearing or receipt of the hearing transcript, whichever is later.

           b) The Parties agree to take the actions necessary to implement the decision of the Arbitrator immediately upon receipt of the decision.

                                 ATTACHMENT 2
                                 ------------

                SERVICE DESCRIPTION: UNBUNDLED NETWORK ELEMENTS
                -----------------------------------------------

                               TABLE OF CONTENTS
                               -----------------


1.  INTRODUCTION......................................................   2
2.  NETWORK INTERFACE DEVICE..........................................   2
3.  LOOP..............................................................   5
4.  LOCAL SWITCHING...................................................  21
5.  OPERATOR SYSTEMS..................................................  27
6.  DIRECTORY SERVICE.................................................  29
7.  COMMON TRANSPORT..................................................  30
8.  DEDICATED TRANSPORT...............................................  33
9.  SIGNALING LINK TRANSPORT..........................................  42
10. SIGNALING TRANSFER POINTS (STPS)..................................  43
11. SERVICE CONTROL POINTS/DATABASES..................................  48
12. TANDEM SWITCHING..................................................  57
13. ADDITIONAL REQUIREMENTS...........................................  60

                                                                    Attachment 2
                                                                          Page 2


                SERVICE DESCRIPTION: UNBUNDLED NETWORK ELEMENTS
                -----------------------------------------------


1.        INTRODUCTION

          This Attachment sets forth the descriptions and requirements for unbundled network elements that GTE agrees to offer to AT&T under this Agreement. Throughout this Agreement and its Attachments, various diagrams are used. These diagrams are illustrative only, and in the event of any disagreement between the diagram and the words of this Agreement, the words of this Agreement shall control.

2.        NETWORK INTERFACE DEVICE

2.1.      Definition:

          The Network Interface Device (NID) is a single-line termination device or that portion of a multiple-line termination device required to terminate a single line or circuit. The fundamental function of the NID is to establish the official network demarcation point between a carrier and its end-user customer. The NID generally features two independent chambers or divisions which separate the service provider's network from the customer's inside wiring. Each chamber or division contains the appropriate connection points or posts to which the service provider and the end-user customer each make their connections. The NID provides a protective ground connection, and is capable of terminating cables such as twisted pair cable.

2.1 1. With respect to multiple-line termination devices, AT&T shall specify the quantity of NIDs it requires within such device.

                                                                    Attachment 2
                                                                          Page 3

Figure 1 shows a schematic of a NID.


      Inside Wiring &         NETWORK         Distribution Media
      ---------------         -------         ------------------
           CRE                INTERFACE
           ---                ---------



                                              Twisted Pair Drop

                              Ground          Smart-Jack   TI Line

                                              Two or Four Wire Connection


Figure 1 - Network Interface Device

2.1.2.         Technical Requirements

2.1.2-1. The Network Interface Device shall provide a clean, accessible point of connection for the inside wiring and for the Distribution Media and shall maintain a connection to ground that meets the requirements set forth below.

2.1.2.2. The NID shall be capable of transferring electrical analog or digital signals between the customer's inside wiring and the Distribution Media.

2.1.2.3. All NID posts or connecting points shall be in place, secure, usable and free of any rust or corrosion. The protective ground connection shall exist and be properly installed. The ground wire will also be free of rust or corrosion and have continuity relative to ground.

2.1.2.4. The NID shall be capable of withstanding all normal local environmental variations.

2.1.2.5. Where the NID is not located in a larger, secure cabinet or closet, the NID shall be protected from physical vandalism. The NID shall be physically accessible to AT&T designated personnel and GTE will identify the cable pair used for the particular service which will be replaced by AT&T. In cases where entrance to the customer

                                                                    Attachment 2
                                                                          Page 4

               premises is required to give access to the NID, AT&T shall obtain entrance permission directly from the customer.

2.1.2.6. GTE shall offer the NID together with, and separately from the Loop or Loop Distribution Media component of the Loop.

2.1.3.         Interface Requirements

2.1.3.1. AT&T shall be permitted to connect its own Loop directly to GTE's NID in cases in which AT&T uses its own facilities to provide local service to an end user formerly served by GTE, as long as such direct connection does not adversely affect GTE's network. In order to minimize any such adverse effects, AT&T shall follow the procedures in Sections 2.1.3.2 and 2.1.3.3.

2.1.3.2. When connecting its own loop facility directly to GTE's NID for a residence or business customer, AT&T must make a clean cut on the GTE drop wire at the NID so that no bare wire is exposed. AT&T shall not remove or disconnect GTE's drop wire from the NID or take any other action that might cause GTE's drop wire to be left lying on the ground.

2.1.3.3. At multi-tenant customer locations, AT&T must remove the jumper wire from the distribution block (i.e. the NID) to the GTE cable termination block. If AT&T cannot gain access to the cable termination block, AT&T must make a clean cut at the closest point to the cable termination block. At AT&T's request and discretion, GTE will determine the cable pair to be removed at the NID in multi-tenant locations. AT&T will compensate GTE for the trip charge necessary to identify the cable pair to be removed.

2.1.3.4. GTE agrees to offer NIDs for lease to AT&T, but not for sale. AT&T may remove GTE identification from any NID which it connects to an AT&T loop, but AT&T may not place its own identification on such NID.

2.1.3.5.       NID to NID Connection. Rather than connecting its loop directly
               ---------------------
               to GTE's NID, AT&T may also elect to install its own NID and effect a NID to NID connection to gain access to the end user's inside wiring.

2.1.3.6.       Removal of Cable Pairs. Removal from the NID of existing cable
               ----------------------
               pairs required for AT&T to terminate service is the responsibility of AT&T.

2.1.3.7.       Maintenance/Liability. Sections 2.1.3.8 through 2.1.3.11 outline
               ---------------------
               AT&T's responsibilities when leasing NIDs from GTE.

                                                                    Attachment 2
                                                                          Page 5

2.1.3.8. GTE is responsible for the maintenance of the NID when it is leased as part of the unbundled loop.

2.1.3.9. GTE is not responsible for any damage to AT&T's customer's interior wiring, station apparatus, or physical harm to the dwelling or persons resulting from over-voltage intrusion from AT&T's cable facilities.

2.1.3.10. When AT&T no longer wishes to lease the GTE NID, AT&T is responsible for ensuring that this equipment is left in proper working order.

2.1.3.11. When AT&T discontinues the use of the NID, GTE will perform a physical inspection of the NID prior to reconnection to a GTE customer and charge AT&T for any corrective maintenance which may be required.

2.1.4. The Network Interface Device shall be provided to AT&T in accordance with the following technical references:

2.1.4.1. Bellcore Technical Advisory TA-TSY-000120 "Customer Premises or Network Wire";

2.1.4.2. Bellcore Generic Requirement GR-49-CORE "Generic Requirements for Outdoor Telephone Network Interface Devices";

2.1.4.3. Bellcore Technical Requirement TR-NWT-00239 "Indoor Telephone Network Interfaces";

2.1.4 4. Bellcore Technical Requirement TR-NWT-000937 "Generic Requirements for Outdoor and Indoor Building Entrance"; and

2.1.4.5. Bellcore Technical Requirement TR-NWT-000133 "Generic Requirements for Network Inside Wiring."

3.             LOOP

3.1.           Definition:

               A "Loop" is a transmission facility between the main distribution frame (cross-connect), or functionally comparable piece of equipment in a GTE end office or wire center to a demarcation, connector block or network interface device at a customer's premises. Loop types include, but are not limited to, two-wire and four-wire copper analog voice-grade loops, two-wire and four-wire loops that are conditioned to transmit analog and digital signals needed to provide, for example, ISDN, ADSL, HDSL, and DS-1 level signals, DS-1 loops, Coax loops and Fiber loops. A Loop is composed of the following Sub-Loop Elements, to the extent that

                                                                    Attachment 2
                                                                          Page 6

               each is physically existent in the GTE network where the Loop is ordered and the Network Interface Device (NID). The Sub-Loop Elements are defined in detail below:

                            Loop Distribution Media

                            Loop Concentrator/Multiplexer

                            Loop Feeder

3.1.1.         Requirements:

3.1.1.1. Basic Loop. The Basic Loop is a 2-wire copper facility or functional equivalent which will meet industry standard specifications for Voice Frequency transmission. The Basic Loop may include load coils, bridge taps, etc., or may include carrier derived facility components (i.e. pair gain applications, loop concentrator/multiplexers). The Basic Loop will be designed within industry design parameters with a loop loss (from customer to MDF) which does not exceed 10 dB and with a noise level less than 30 dbmC. For loaded loops, the Bridge Tap and End section will be between 3 and 12 kFt.

3.1.1.2. Special Conditioning Requirements. The Basic Loop will be provided to AT&T at parity with GTE customers and will comply with the specifications noted in this Section 3.l. Transmission of signaling messages or tones not provided by these specifications will be provided to AT&T, as agreed between AT&T and GTE. When placing an order for unbundled Loop and Sub-Loop elements, AT&T will notify GTE of any special requirements. Special conditioning to provide such requirements will be provided on a case-by-case basis, if technically feasible. AT&T agrees to bear the cost of any such special conditioning. Types of Loops which may require such conditioning include 2W/4W PABX Trunks, 2W/4W voice grade private line and foreign exchange lines, 4W digital data (2.4Kbps through 64Kbps), etc.

3.1.1.3. ISDN BRI Loops. Upon request by AT&T, GTE will provide 2W loops capable of transmitting ISDN data rates, where technically feasible. For Loops up to 18,000 feet from the MDF to the customer, the Loops will be designed within industry design parameters with a loss not to exceed 42 dB at 4OkHz. Bridge taps will not exceed 2,500 feet with no single bridge tap greater than 2,000 feet. Customers located greater than 18,000 feet from the MDF will require special Loop provisioning at an additional charge.

                                                                    Attachment 2
                                                                          Page 7

3.1.1.4. 4-Wire DS-1 Loops/ISDN PRI. These Loops will be designed to support a digital transmission rate of 1,544,000 bps. These Loops will be designed within industry parameters and have no bridge taps or load coils. These Loops will employ special line treatment (span line repeaters, office terminating repeaters at the GTE wire center, or similar technology).

3.1.1.5. Features, Functions, Attributes, Etc. To the degree possible, all transport-based features, functions, service attributes, grades-of-service, installation, maintenance and repair intervals that apply to the bundled services will apply to the above unbundled Loop.

3.1.1.6. All Loop facilities furnished by GTE on the premises of AT&T's end users and up to the network interface or functional equivalent are the property of GTE. GTE must have access to all such facilities for network management purposes. GTE employees and agents may enter said premises at any reasonable hour to test and inspect such facilities in connection with such purposes or, upon termination or cancellation of the Loop facility, to remove such facility.

3.1.1.7. If AT&T leases Loops which are conditioned to transmit digital signals, as a part of that conditioning, GTE will test the Loop and provide recorded test results to AT&T. In maintenance and repair cases, if loop tests are taken, GTE will provide any recorded readings to AT&T at the time the trouble ticket is closed in the same manner as GTE provides to itself and its end users.

3.1.1.8. AT&T may order a copper twisted pair Loop even in instances where the Loop for services that GTE offers is other than a copper facility.

3.1.2.         Unbundled Loop Facility Certification

3.1.2.1. Before deploying any service enhancing copper cable technology (e.g., HDSL, ISDN, etc.) over unbundled 2-wire analog voice grade loops provided by GTE, AT&T shall notify GTE of such intentions to enable GTE to assess the loop transport facilities to determine whether there are any existing copper cable loop transport technologies (e.g., analog carrier, etc.) deployed within the same cable sheath that would be interfered with if AT&T deployed the proposed service enhancing copper cable technology. If there are existing copper cable loop transport technologies already deployed within the same cable sheath, or if GTE already has specific planned projects to deploy copper cable loop transport technologies within the next six months for which it can demonstrate a specific commitment by producing detailed engineering plans, GTE will so inform AT&T and AT&T shall not be

                                                                    Attachment 2
                                                                          Page 8

               permitted to deploy such service enhancing copper cable technologies.

3.1.2.1.1. If AT&T fails to notify GTE of its plans to deploy service enhancing copper cable technology and obtain prior certification from GTE of the facilities, and if AT&T's deployment of such technology is determined to have caused interference with existing or planned copper cable loop transport technologies deployed by GTE in the same cable sheath, AT&T will immediately remove such service enhancing copper cable technology and shall reimburse GTE for all incurred expense related to this interference.

3.1.2.2. Prior to GTE deploying service enhancing copper cable technology, AS described above, GTE will validate, through a search of its facility assignment records, that AT&T has not deployed technologies within the same cable sheath that would be interfered with those planned by GTE. Should such incompatibility exist, GTE will not deploy such technology that would interfere with those already deployed by AT&T.

3.1.2.2.1. Should GTE deploy service enhancing copper technology which is determined to interfere with technology previously deployed by AT&T, and AT&T can demonstrate that it had complied with GTE's Unbundled Loop Facility Certification procedure, GTE will remove their technology from the cable sheath, and reimburse AT&T for all incurred expenses related to this interference.

3.1.3. Unbundled Loop Facility Reservation. GTE and AT&T may each reserve for up to 6 (six) months the right to deploy within GTE's network copper cable loop transport technology for specific projects for which a party can demonstrate a specific commitment by producing detailed engineering plans.

3.1.4.         Requirements:

               Specific Loops as described in Sections 3.1.1.1 through 3.1.1.4 are capable of transmitting signals for the following services (as needed by AT&T to provide end-to-end service capability to its end-user customer):

                     1.   2-wire voice grade basic telephone services;

                     2.   2-wire ISDN;

                     3.   2-wire Centrex;

                     4.   2 and 4-wire PBX lines or trunks;

                                                                    Attachment 2
                                                                          Page 9

                     5. 2 and 4-wire voice grade private lines and foreign exchange lines;

                     6. 4-wire digital data (2.4kbps through 64Kbps and n times 64Kbps) (where n less than 24); and

                     7.   4-wire DS1 (switched or private line).

3.1.5. Additional Requirements for Loop Where Integrated Digital Loop Carrier Systems are being Used. If GTE uses Integrated Digital Loop Carrier (DLCs) systems to provide local loop, GTE will make alternative arrangements to permit AT&T to order a contiguous unbundled Loop. These arrangements may include the following: provide AT&T with copper facilities or universal DLC that are acceptable to AT&T, deploy Virtual Remote Terminals, allow AT&T to purchase the entire Integrated DLC, or convert integrated DLCs to non-integrated systems.

3.2.           Loop Distribution Media

3.2.1.         Definition:

3.2.1.1. Loop Distribution Media provides connectivity between the NID and the terminal block on the customer-side of a Feeder Distribution Interface (FDI). The FDI is a device that terminates the Loop Distribution Media and the Loop Feeder, and cross-connects them in order to provide a continuous transmission path between the NID and a telephone company central office.

3.2.1.2. In some instances, AT&T shall require a copper twisted pair Distribution Media in instances where the Loop Distribution Media for services that GTE offers is other than a copper facility.

3.2.2.         Requirements:

3.2.2.1. GTE will provide to AT&T Loop Distribution Media of the same condition that exists for the current GTE customer.

3.2.2.2. Loop Distribution Media shall be capable of transmitting signals for the following services (as needed by AT&T to-provide end-to-end service capability to its customer), subject to the conditions listed in Section 3.2.2.2.8:

3.2.2.2.1.     2-wire voice grade basic telephone services;

3.2.2.2.2.     2-wire ISDN;

3.2.2.2.3.     2-wire CENTRANET;

                                                                    Attachment 2
                                                                         Page 10

      3.2.2.2.4.     2 and 4-wire PBX lines or trunks;

      3.2.2.2.5. 2 and 4-wire voice grade private lines and foreign exchange lines;

      3.2.2.2.6. 4-wire digital data (2.4Kbps through 64Kbps and n times 64Kbps (where n is less than 24); and


      3.2.2.2.7.     4-wire DS1 (switched or private line).

      3.2.2.2.8. Special conditioning (e.g. data conditioning or special performance parameters) may be requested by AT&T and will be provided on a case-by-case basis if technically feasible, and if AT&T agrees to bear the cost of any special work required to meet AT&T's requirements.

      3.2.2.3. Loop Distribution Media shall transmit all signaling messages or tones. Where the Loop Distribution Media includes any active elements that terminate any of the signaling messages or tones, these messages or tones shall be reproduced by the Loop Distribution Media at the interfaces to an adjacent Network Element in a format that maintains the integrity of the signaling messages or tones.

      3.2.2.4. Loop Distribution Media shall support available functions associated with provisioning, maintenance and testing of the Loop Distribution Media itself, as well as provide necessary access to provisioning, maintenance and testing functions for Network Elements to which it is associated.

      3.2.2.5. Loop Distribution Media shall provide available performance monitoring of the Loop Distribution Media itself, as well as provide necessary access for performance monitoring for Network Elements to which it is associated.

      3.2.2.6. Loop Distribution Media shall be equal to or better than all of the applicable requirements set forth in the following technical references:

      3.2.2.6.1. Bellcore TR-TSY-000057, "Functional Criteria for Digital Loop Carrier Systems"; and,

      3.2.2.6.2. Bellcore TR-NWT-000393, "Generic Requirements for ISDN Basic Access Digital Subscriber Lines."

      3.2.2.7. GTE shall perform all cross connections to the FDI as AT&T may request from time to time in order to provide Network Elements to AT&T in accordance with this Agreement.

                                                                    Attachment 2
                                                                         Page 11

      3.2.2.8. GTE shall offer Loop Distribution Media together with and separately from the NID.

      3.2.2.9. GTE is not responsible for the end-to-end performance of the entire loop when GTE provides only the Loop Distribution Media.

      3.2.3.         Additional Requirements for Special Copper Loop
                     Distribution Media

                     In addition to Loop Distribution Media that supports the requirements in Section 3.2.2 (above), AT&T may designate Loop Distribution Media to be copper twisted pair which are unfettered by any intervening equipment (e.g., filters, load coils, range extenders) so that AT&T can use these loops for a variety of services by attaching appropriate terminal equipment at the ends.

      3.2.4.         Additional Requirements for Fiber Loop Distribution Media

                     Fiber optic cable Loop Distribution Media shall be capable, subject to Section 3.2.2.2.8, of transmitting signals for the following services in addition to the ones under
                     Section 3.2.1.1 above:

      3.2.4.1.       DS3 rate private line service;

      3.2.4.2. Optical SONET OCn rate private lines (where n is defined in the technical reference in Section 3.3.8.4); and

      3.2.4.3. Analog Radio Frequency based services (e.g., Cable Television (CATV)).

      3.2.5.         Additional Requirements for Coaxial Cable Loop Distribution
                     Media

                     Coaxial cable (coax) Loop Distribution Media are generally capable of transmitting signals for the following services in addition to the ones under Section 3.2.2.2 above:

      3.2.5.1. Broadband data, either one way or bi-directional; symmetric or asymmetric, at rates between 1.5 Mb/s and 45 Mb/s; and

      3.2.5.2.       Analog Radio Frequency based services (e.g. CATV).

      3.2.6.         Interface Requirements

      3.2.6.1. Signal transfers between the Loop Distribution Media and the NID and an adjacent Network Element shall have levels of degradation that are within the performance requirements set forth in Section 13.2.3 of this Attachment 2.

                                                                    Attachment 2
                                                                         Page 12

3.2.6.2. Loop Distribution Media shall be equal to or better than each of the applicable interface requirements set forth in the following technical references:

3.2.6.2.1. Bellcore TR-NWT-000049, "Generic Requirements for Outdoor Telephone Network Interface Devices," Issued December 1, 1994;

3.2.6.2.2. Bellcore TR-NWT-000057, "Functional Criteria for Digital Loop Carrier Systems," Issued January 2, 1993;

3.2.6.2.3. Bellcore TR-NWT-000393, "Generic Requirements for ISDN Basic Access Digital Subscriber Lines";

3.2.6.2.4. Bellcore TR-NWT-000253, SONET Transport Systems: Common Criteria (A module of TSGR, FR-NWT-000440), Issue 2, December 1991;

3.2.6.2.5. AT&T Data Communications Technical Reference TR 62310, DSO Digital Local Channel Description and Interface Specification, August 1993; Also Addendum 1 and Addendum 2;

3.2.6.2.6. AT&T Technical Reference TR 62411, ACCUNET(R) Tl.5 Service Description and Interface Specification, December 1990; Addendum 1, March 1991; Addendum 2, October 1992; and

3.2.6.2.7. AT&T Technical Reference TR 62421, ACCUNET Spectrum of Digital Services Description and Interface Specification, December 1989; Also TR 62421A Addendum 2, November 1992.

3.3.           Loop Concentrator/Multiplexer

3.3.1.         Definition:

               The Loop Concentrator/Multiplexer is the Network Element that:
               (1) aggregates lower bit rate or bandwidth signals to higher bit rate or bandwidth signals (multiplexing); (2) disaggregates higher bit rate or bandwidth signals to lower bit rate or bandwidth signals (demultiplexing) (3) aggregates a specified number of signals or channels to fewer channels (concentrating);
               (4) performs signal conversion, including encoding of signals (e.g., analog to digital and digital to analog signal conversion); and (5) in some instances performs electrical to optical (E/O) conversion.

3.3.2. The Loop Concentrator/Multiplexer function may be provided through a Digital Loop Carrier (DLC) system, channel bank, multiplexer or other equipment at which traffic is encoded and decoded, multiplexed and demultiplexed, or concentrated.

3.3.3.         Technical Requirements

                                                                    Attachment 2
                                                                         Page 13

3.3.4. The Loop Concentrator/Multiplexer is generally capable of performing its functions on the signals for the following services including but not limited to, (as needed by AT&T to provide end-to-end service capability to its customer):

3.3.4.1.       2-wire voice grade basic telephone services;

3.3.4.2.       2-wire ISDN;

3.3.4.3.       2-wire CENTRANET;

3.3.4.4.       2 and 4-wire PBX lines or trunks;

3.3.4.5. 2 and 4-wire voice grade private lines and foreign exchange lines,

3.3.4.6. 4-wire digital data (2.4Kbps through 64Kbps and n times 64Kbps (where n is less than 24);

3.3.4.7.       4-wire DS1 (switched or private line);

3.3.4.8.       DS-3 rate private lines;

3.3.4.9.       Optical SONET rate private lines; and

3.3.4.10.      Coin services.

3.3.5. The Loop Concentrator/Multiplexer shall perform the following functions as appropriate:

3.3.5.1. Analog to digital signal conversion of both incoming and outgoing (upstream and downstream) analog signals;

3.3.5.2. Multiplexing of the individual digital signals up to higher transmission bit rate signals for transport to the GTE central office through the Loop Feeder; and

3.3.5.3. Concentration of end-user customer signals onto fewer channels of a Loop Feeder. (The concentration ratio provided for the Network Elements requested by AT&T shall be no higher than the Loop Concentrator/Multiplexer concentration ratio GTE uses to provide service to its own customers.)

3.3.6. GTE shall provide power for the Loop Concentrator/ Multiplexer, through a non-interruptible source if the function is performed in a central office, or from a commercial AC power source with battery backup if the equipment is located outside a central office. Such power shall also adhere to the requirements stated in Section 2.2.8 of Attachment 3 of this Agreement.

                                                                    Attachment 2
                                                                         Page 14

3.3.7. GTE is not responsible for the end-to-end performance of the entire loop when GTE provides only the Loop
               Concentrator/Multiplexer.

3.3.8. The Loop Concentrator/Multiplexer shall be provided to AT&T in accordance with the following Technical References:

3.3.8.1. Bellcore TR-NWT-000057, Functional Criteria for Digital Loop Carrier Systems, Issue 2, January 1993;

3.3.8.2. Bellcore TR-NWT-000393, Generic Requirements for ISDN Basic Access Digital Subscriber Lines;

3.3.8.3.       ANSI T1.106 - 1988, American National Standard for
               Telecommunications - Digital Hierarchy - Optical Interface Specifications (Single Mode);

3.3.8.4.       ANSI T1.105 - 1995, American National Standard for
               Telecommunications - Synchronous Optical Network (SONET) Basic Description including Multiplex Structure, Rates and Formats;

3.3.8.5.       ANSI T1.102 - 1993, American National Standard for
               Telecommunications - Digital Hierarchy - Electrical Interfaces;

3.3.8.6.       ANSI T1.403- 1989, American National Standard for
               Telecommunications - Carrier to Customer Installation, DS1 Metallic Interface Specification;

3.3.8.7. Bellcore GR-253-CORE, Synchronous Optical Network Systems (SONET), Common Generic Criteria;

3.3.8.8. AT&T Data Communications Technical Reference TR 62310, DSO Digital Local Channel Description and Interface Specification, August 1993; Also Addendum 1 and Addendum 2;

3.3.8.9. AT&T Technical Reference TR 62411, ACCUNET T1.5 Service Description and Interface Specification, December 1990; Addendum 1, March 1991; Addendum 2, October 1992;

3.3.8.10. AT&T Technical Reference TR 62421, ACCUNET Spectrum of Digital Services Description and Interface Specification, December 1989; Also TR 62421A Addendum 2, November 1992;

3.3.8.11.      AT&T Technical Reference TR 54014, ACCUNET T45 Reserved Services
               - Service Description and Interface Specification;

3.3.8.12. AT&T Technical Reference TR 54018, ACCUNET T155 Service Description and Interface Specification;

                                                                      Attachment
                                                                         Page 15

3.3.8.13. Bellcore TR-TSY-000008, Digital Interface Between the SLC 96 Digital Loop Carrier System and a Local Digital Switch, Issue 2, August 1987;

3.3.8.14. Bellcore TR-NWT-000303, Integrated Digital Loop Carrier System Generic Requirements, Objectives and Interface, Issue 2, December 1992; Rev. 1, December 1993; Supplement 1, December 1993;

3.3.8.15. Bellcore TR-TSY-000673, Operations Systems Interface for an IDLC System, (LSSGR) FSD 20-02-2100, Issue 1, September 1989;

3.3.8.16. AT&T Technical Reference TR 62411, ACCUNET Tl.5 Service Description and Interface Specification, December 1990; Addendum 1, March 1991; Addendum 2, October 1992;

3.3.8.17. AT&T Technical Reference TR 62421, ACCUNET Spectrum of Digital Services Description and interface Specification, December 1989; Also TR 62421A Addendum 2, November 1992;

3.3.8.18.      AT&T Technical Reference TR 54014, ACCUNET T45 Reserved Services
               - Service Description and Interface Specification; and

3.3.8.19. AT&T Technical Reference TR 54018, ACCUNET Tl55 Service Description and Interface Specification.

3.3.9.         Requirements for an Intelligent Loop Concentrator/Multiplexer.

3.3.9.1. In addition to the basic functions described above for the Loop Concentrator/Multiplexer, the Intelligent Loop
               Concentrator/Multiplexer (IC/M) shall provide facility grooming, facility test functions, format conversion and signaling conversion as appropriate.

3.3.9.2. At AT&T's option, GTE shall provide immediate and continuous configuration and reconfiguration of the channels within the physical interfaces (i.e., of cross connects, as well as direct AT&T control of such configurations and reconfigurations if and when made available to GTE end users) on the underlying device that provides such IC/M function.

3.3.9.3. At AT&T's option, GTE shall provide scheduled configuration and reconfiguration of the channels within the physical interfaces (i.e., of cross connects, as well as direct AT&T control of such configurations and reconfigurations if and when made available to GTE end users) on the underlying device that provides such IC/M function.

                                                                    Attachment 2
                                                                         Page 16

3.3.9.4. The underlying equipment that provides such IC/M function shall continuously monitor protected circuit packs and redundant common equipment.

3.3.9.5. The underlying equipment that provides such IC/M function shall automatically switch to a protection circuit pack on detection of a failure or degradation of normal operation.

3.3.9.6. The underlying equipment that provides such IC/M function shall be equipped with a redundant power supply or a battery back-up.

3.3.9.7. At AT&T's option, GTE shall provide AT&T with Real Time performance monitoring and alarm data on IC/M elements that may affect AT&T's traffic. This includes IC/M hardware alarm data and facility alarm data on the underlying device that provides such IC/M function.

3.3.9.8. At AT&T's option, GTE shall provide AT&T with Real Time ability to initiate tests on the underlying device that provides such IC/M function integrated test equipment as well as other integrated functionality for routine testing and fault isolation.

3.3.9.9. The IC/M shall be capable of performing signaling conversion and data conditioning in compliance with AT&T Technical Reference TR 62421 ACCUNET Spectrum of Digital Services, December 1989 and AT&T Technical Reference TR 62310 DSO Digital Local Channel Description and Interface Specification, August 1993, including current addenda.

3.3.10.        Interface Requirements

               The Loop Concentrator/Multiplexer shall meet the following interface requirements, as appropriate for the configuration that AT&T designates:

3.3.10.1. The Loop Concentrator/Multiplexer shall provide an analog voice frequency copper twisted pair interface to the local switch (e.g., universal DLC applications), as described in the references in Section 3.3.8.

3.3.10.2. The Loop Concentrator/Multiplexer shall provide digital 4-wire electrical interfaces to the local digital switch, as described in the references in Section 3.3.8.

3.3.10.3. The Loop Concentrator/Multiplexer shall provide optical SONET interfaces at rates of OC-1, OC-3, OC-12 and OC-48#, as described in the references in Section 3.3.8.

                                                                    Attachment
                                                                         Page 17

3.3.10.4. The Loop Concentrator/Multiplexer shall provide the Bellcore TR-303 DS1 level interface to a Local Digital switch. Loop Concentrator/Multiplexer shall provide Bellcore TR-08 modes 1&2 DS1 interfaces when designated by AT&T. Such interface requirements are specified in the references in Section 3.3.8.

3.3.10.5. The Loop Concentrator/Multiplexer will generally provide Integrated Network Access (INA) DSls for non-locally switched or non-switched special services, as described in the references in
               Section 3.3.8.

3.3.10.6. The Intelligent Loop Concentrator/Multiplexer shall be provided to AT&T in accordance with the Technical References set forth in Sections 3.3.8.1 through 3.3.8.19 above.

3.4.           Loop Feeder

3.4.1.         Definition:

               The Loop Feeder is the Network Element that provides connectivity between (1) a FDI associated with Loop Distribution Media and a termination point appropriate for the media in a central office, or (2) a Loop Concentrator/Multiplexer provided in a remote terminal and a termination point appropriate for the media in a central office. GTE shall permit AT&T to have the Loop Feeder connected to the FDI.

3.4.2. In certain cases, AT&T will require a copper twisted pair loop even in instances where the medium of the Loop Feeder for services that GTE offers is other than a copper facility.

3.4.3.         Requirements for All Loop Feeder Media

3.4.3.1. The Loop Feeder shall be capable of transmitting analog voice frequency, basic rate ISDN, digital data, or analog radio frequency signals.

3.4.3.2. GTE shall provide appropriate power for all active elements in the Loop Feeder. GTE will provide appropriate power from a central office source, or from a commercial AC source with rectifiers for AC to DC conversion and 8-hour battery back-up when the equipment is located in an outside plant Remote Terminal
               (RT).

3.4.3.3. GTE is not responsible for the end-to-end performance of the entire loop, when GTE provides only the Loop Feeder.

3.4.4.         Additional Requirements for Special Copper Loop Feeder
               Medium

                                                                    Attachment 2
                                                                         Page 18

               AT&T may require GTE to provide copper twisted pair Loop Feeder which are unfettered by any intervening equipment (e.g. filters, load coils, and range extenders), so that AT&T can use these Loop Feeders for a variety of services by attaching appropriate terminal equipment at the ends.

3.4.5.         Additional Technical Requirements for DS1 Conditioned Loop
               Feeder

               AT&T may designate that the Loop Feeder be conditioned to transport a DS1 signal.

3.4.6.         Additional Technical Requirements for Optical Loop Feeder

               In addition to the requirements set forth in Section 3.4.3 above, AT&T may designate that Loop Feeder will transport DS3 and OCn (where n is defined in the technical reference in Section 3.3.8.4), subject to Section 3.2.2.2.8.

3.4.7. GTE shall offer Loop Feeder in accordance with the requirements set forth in the following Technical References:

3 4.7.1. AT&T Technical Reference TR-62415 "Access Specifications for High Capacity DS1/DS3 Dedicated Digital Service";

3.4.7.2. Bellcore Technical Requirement TR-NWT-000499, Issue 5, December 1993, section 7 for DS1 interfaces,

3 4.7.3. AT&T Data Communications Technical Reference TR 62310, DSO Digital Local Channel Description and Interface Specification, August 1993; Also Addendum 1 and Addendum 2;

3.4.7.4. Bellcore TR-NWT-000057, Functional Criteria for Digital Loop Carrier Systems, Issue 2, January 1993;

3.4.7.5. Bellcore TR-NWT-000393, Generic Requirements for ISDN Basic Access Digital Subscriber Lines;

3.4.7.6.       ANSI T1.106 - 1988, American National Standard for
               Telecommunications - Digital Hierarchy - Optical Interface Specifications (Single Mode);

3.4.7.7.       ANSI T1.105 - 1995, American National Standard for
               Telecommunications - Synchronous Optical Network (SONET) Basic Description including Multiplex Structure, Rates and Formats;

3.4.7.8.       ANSI T1.102 - 1993, American National Standard for
               Telecommunications - Digital Hierarchy - Electrical Interfaces;

                                                                    Attachment ?
                                                                         Page 19

3.4.7.9.       ANSI T1.403- 1989, American National Standard for
               Telecommunications - Carrier to Customer Installation, DS1 Metallic Interface Specification;

3.4.7.10. Bellcore GR-253-CORE, Synchronous Optical Network Systems (SONET), Common Generic Criteria;

3.4.7.11. AT&T Technical Reference TR 62411, ACCUNET Tl.5 Service Description and Interface Specification, December 1990; Addendum 1, March 1991; Addendum 2, October 1992;

3.4.7.12. AT&T Technical Reference TR 62421, ACCUNET Spectrum of Digital Services Description and Interface Specification, December 1989; Also TR 62421A Addendum 2, November 1992;

3.4.7.13. AT&T Technical Reference TR 54014, ACCUNET T45 Reserved Services - Service Description and Interface Specification; and

3.4.7.14. AT&T Technical Reference TR 54018, ACCUNET Tl55 Service Description and Interface Specification.

3.4.8.         Interface Requirements

3.4.8.1. The Loop Feeder point of termination (POT) within a GTE central office will be as follows:

3.4.8.2.       Copper twisted pairs shall terminate on the MDF;

3.4.8.3.       DS1 Loop Feeder shall terminate on a DSX1, DCS1/0 or DCS3/1, and

3.4.8.4. Fiber Optic cable shall terminate on a LGX, provided, however, this does not apply to dark fiber.

3.4.8.5.       When requested by AT&T:

               The Loop Feeder shall provide the analog voice frequency copper twisted pair interface for switched or private line services, as defined in the references in Section 3.4.8.10.

3.4.8.6. The Loop Feeder shall provide the ISDN basic rate interface, as defined in the references in Section 3.4.8.10, to the local digital switch designated by AT&T.

3.4.8.7. The Loop Feeder shall provide digital 4-wire electrical interfaces for digital data services, as defined in the references in Section 3.4.8.10.

                                                                    Attachment 2
                                                                         Page 20

3.4.8.8. The Loop Feeder shall provide the standard electrical DS1 interface for applications utilizing DS1 feeder, as defined in the references in Section 3.4.8.10.

3.4 8.9. The Loop Feeder shall provide optical SONET interfaces at one or more of the following rates, OC-1, OC-3, OC-12 or OC-48, as defined in the references in Section 3.4.8.10.

3.4.8.10. Loop Feeder shall be equal to or better than each of the applicable interface requirements set forth in the following technical references:

3.4.8.10.1. Bellcore TR-TSY-000008, Digital Interface Between the SLC 96 Digital Loop Carrier System and a Local Digital Switch, Issue 2, August 1987;

3.4.8.10.2. Bellcore TR-NWT-000303, Integrated Digital Loop Carrier System Generic Requirements, Objectives and Interface, Issue 2, December 1992; Rev.1, December 1993; Supplement 1, December 1993;

3.4.8.10.3. AT&T Technical Reference TR 62411, ACCUNET Tl.5 Service Description and Interface Specification, December 1990; Addendum 1, March 1991; Addendum 2, October 1992;

3.4.8.10.4. AT&T Technical Reference TR 62421, ACCUNET Spectrum of Digital Services Description and Interface Specification, December 1989, Also TR 62421A Addendum 2, November 1992;

3.4.8.10.5.    AT&T Technical Reference TR 54014, ACCUNET T45 Reserved Services
               - Service Description and Interface Specification; and

3.4.8.10.6. AT&T Technical Reference TR 54018, ACCUNET Tl55 Service Description and Interface Specification.

3.5.           Other Sub-Loop Terms and Conditions

3.5.1. GTE agrees to provide access to the sub-loop network elements, at the Feeder Distribution Interface (FDI), based on the following conditions:

3.5.2. AT&T agrees to pay GTE to expand or replace the FDI (over and above the established price of the basic loop) to accommodate terminating the new AT&T cable.

3.5.3. AT&T agrees to pay GTE to perform all cross connects within the GTE FDI (in addition to the price of the basic sub-loop network element(s) leased by AT&T).

                                                                    Attachment 2
                                                                         Page 21

3.5.4. AT&T agrees that since all cross connects will be performed by GTE personnel, AT&T personnel will not require access to the FDI.

3.5.5. Technical interface specifications, maintenance and administration issues will be resolved to the mutual satisfaction of GTE and AT&T and, if the parties cannot agree, GTE will provide access to the sub-loop network elements using existing GTE interface specifications, maintenance and administration policies.

4.             LOCAL SWITCHING

4.1.1.         Definition:

               Local Switching is the Network Element that provides the functionality required to connect the appropriate originating lines or trunks wired to the Main Distributing Frame (MDF) or Digital Signal Cross Connect (DSX) panel to a desired terminating line or trunk. Such functionality shall include all of the features, functions, and capabilities of the GTE switch including but not limited to: line signaling and signaling software, digit reception, dialed number translations, call screening, routing, recording, call supervision, dial tone, switching, telephone number provisioning, announcements, calling features and capabilities (including call processing), CENTRANET, Automatic Call Distributor (ACD), Carrier pre-subscription (e.g., long distance carrier, intraLATA toll), Carrier Identification Code
               (CIC) portability capabilities, testing and other operational features inherent to the switch and switch software. It also provides access to transport, signaling, ISDN User Part (ISUP) and Transaction Capabilities Application Part (TCAP), and platforms such as adjuncts, Public Safety Systems (911), operator services, directory services and Advanced Intelligent Network
               (AIN). Remote Switching Module functionality is included in the Local Switching function. The switching capabilities used will be based on the line side features they support. Local Switching will also be capable of routing local, intraLATA, interLATA, and calls to international customer's preferred carrier; call features (e.g., call forwarding) and CENTRANET capabilities.

4.1.2.         Local Switching also includes Data Switching, which provides:

4.1.2.1. For ISDN Packet and Circuit Switched Data service, the data switching functionality that is required to connect between industry standard ISDN interfaces. In this case, the purpose of Data Switching is to terminate, concentrate, and switch data traffic from Customer Premises Equipment (CPE) in the digital format consistent with ISDN standards. Data Switching also provides

                                                                    Attachment 2
                                                                         Page 22

               connectivity for the purpose of conveying the customer data to its final destination.

4.2.           Technical Requirements:

               The requirements set fortm in this Section 4.2 apply to Local Switching.

4.2.1. GTE shall offer to AT&T unbundled access to all facilities, functions, features and capabilities of its local switches to the extent it is technically feasible. If AT&T requests access to any facility, function, feature or capability of the GTE local switch that is technically feasible but which requires GTE to make modifications to the switch where such modifications are outside the scope of modifications that have been made in the past and are modifications that the manufacturer of the switch does not, and has not supported, GTE shall immediately seek endorsement from the manufacturer of the switch to make such modifications, and shall promptly notify AT&T that GTE has done so within thirty (30) days of receiving the endorsement from the manufacturer of the switch to make such modifications. GTE shall provide the unbundled access to the facility, function, feature or capability requested by AT&T. If the manufacturer of the switch does not endorse the modifications sought under this Section, GTE shall provide the unbundled access to the facility, function, feature or capability requested by AT&T no later than six (6) months after receiving the request from AT&T.

4.2.1.1. GTE shall offer Local Switching together with and separately from Data Switching.

4.2.1.2. Local Switching shall be equal to the requirements for Local Switching set forth in Beficore's Local Switching Systems General Requirements (FR-NWT-000064).

4.2.1.3. When applicable, GTE shall route calls to the appropriate trunk or lines for call origination or termination.

4.2.1.4. GTE shall route calls on a per line or per screening class basis to (1) GTE platforms providing Network Elements or additional requirements, (2) AT&T designated platforms, or (3) third-party platforms. With respect to (2) and (3), AT&T shall pay costs associated with such routing, e.g., the features and functionality required to modify GTE's switch or access tandem to perform such routing in accordance with Section 43 of this Agreement.

4.2.1.5. GTE shall provide standard recorded announcements designated by AT&T and call progress tones to alert callers of call progress and disposition.

                                                                    Attachment 2
                                                                         Page 23

4.2.1.6. GTE shall activate service for an AT&T Customer or network interconnection on any of the Local Switching interfaces, This includes provisioning changes to change a customer from GTE's services to AT&T's services without loss of feature functionality.

4.2.1.7.       GTE shall perform routine testing (e.g., Mechanized Loop Tests
               (MLT) and test calls such as 105, 107 and 108 type calls) and fault isolation.

4.2.1.8. GTE shall repair and restore any equipment or any other maintainable component that may adversely impact Local Switching.

4.2.1.9. GTE shall control congestion points such as those caused by radio station call-ins, and network routing abnormalities, using capabilities such as Automatic Call Gapping, Automatic Congestion Control, and Network Routing Overflow.

4.2.1.10. GTE shall perform manual call trace when requested by AT&T and permit customer originated call trace.

4.2.1.11. GTE shall record billable events and send the appropriate billing data to AT&T as outlined in Attachment 6.

4.2.1.12. For Local Switching used as 911 Tandems, GTE shall allow interconnection from AT&T local switching elements and GTE shall route the calls to the appropriate Public Safety Access Point
               (PSAP).

4.2.1.13. GTE shall provide, where the switch is capable, each of the following special services:

4.2.1.13.1.    Essential Service Lines;

4.2.1.13.2.    Telephone service prioritization;

4.2.1.13.3.    Telephone Relay Services for handicapped;

4.2.1.13.4.    Soft dial tone where required by law; and

4.2.1.13.5.    Any other service required by law.

4.2.1.14. GTE shall provide Switching Service Point (SSP) capabilities and signaling software to interconnect the signaling links destined to the Signaling Transfer Point Switch (STPS). In the event that Local Switching is provided out of a switch without SS7 capability, the Tandem shall provide this capability as discussed in the section on Tandem Switching. These capabilities shall adhere to Bellcore specifications - TCAP (GR-1432-CORE), ISUP(GR-905-

                                                                    Attachment 2
                                                                         Page 24

               CORE), Call Management (GR-1429-CORE), Switched Fractional DS1 (GR-1357-CORE), Toll Free Service (GR-1428-CORE), Calling Name (GR-1597-CORE), Line Information Database (GR-954-CORE), and Advanced Intelligent Network (GR-2863-CORE).

4.2.1.15. GTE shall provide interfaces to adjuncts through industry standard and Bellcore interfaces. These adjuncts can include, but are not limited to, the Service Circuit Node and Automatic Call Distributors. Examples of existing interfaces are ANSI ISDN standards Q.931 and Q.932.

4.2.1.16. GTE shall provide performance data regarding a customer line, traffic characteristics or other measurable elements to AT&T to the extent that it provides that information to itself.

4.2.1.17. GTE shall offer Local Switching that provides feature offerings at parity to those provided by GTE to itself or any other party. Such feature offerings, where available, shall include but are not limited to:

4.2.1.18.      Basic and primary rate ISDN;

4.2.1.19.      Residential features;

4.2.1.20.      Customer Local Area Signaling Services (CLASS/LASS);

4.2.1.21. CENTRANET (including equivalent administrative capabilities, such as customer accessible reconfiguration and detailed message recording); and

4.2-1.22.      Advanced intelligent network triggers supporting AT&T features.
               GTE shall offer to AT&T all AIN features currently available to GTE for offering AIN-based services in accordance with the technical reference in Section 4.2.1.27.

4.2.1.23. GTE shall assign each AT&T Customer line the class of service designated by AT&T (e.g., using line class codes or other switch specific provisioning methods), and shall route directory assistance calls from AT&T Customers to AT&T directory assistance operators at AT&T's option. AT&T shall pay costs associated therewith to the extent that such costs are not otherwise included in the underlying element cost consistent with Part V of this Agreement.

4.2-1.24.      GTE shall assign each AT&T Customer line the class of services designated by AT&T (e.g., using line class codes or other switch specific provisioning methods) and shall route operator calls from AT&T Customer to AT&T operators at AT&T's option. For example, GTE may translate 0- and O+ intraLATA traffic, and route the call through appropriate trunks to an AT&T Operator Services

                                                                    Attachment 2
                                                                         Page 25

               Position System (OSPS). Calls from Local Switching must pass the ANI-II digits unchanged.

4.2.1.25. If AT&T requests the termination of Local Switching, GTE shall promptly remove the class of service assignment from the line.

4.2.1.26. If an AT&T Customer subscribes to AT&T provided voice mail and messaging services, GTE shall redirect incoming calls to the AT&T system based upon presubscribed service arrangements (e.g., busy, don't answer, number of rings), and where available, GTE shall provide a Standard Message Desk Interface-Enhanced (SMDI-E) interface to the AT&T system. GTE shall support the Inter-switch Voice Messaging Service (IVMS) capability.

4.2.1.27. Local Switching shall be offered in accordance with the requirements of the following technical references:

4.2.1.27.1.    GR-1298-CORE, AIN Switching System Generic Requirements;

4.2.1.27.2. GR-1299-CORE, AIN Switch-Service Control Point (SCP)/Adjunct Interface Generic Requirements;

4.2.1.27.3.    TR-NWT-001284, AIN 0.1 Switching System Generic
               Requirements; and

4.2.1.27.4.    SR-NWT-002247, AIN Release 1 Update.

4.2.2.         Interface Requirements:

4.2.2.1.       GTE shall provide the following interfaces to loops:

4.2.2.2. Standard Tip/Ring interface including loopstart or groundstart, onhook signaling (e.g., for calling number, calling name and message waiting lamp);

4.2.2.3.       Coin phone signaling;

4.2.2.4. Basic Rate Interface ISDN adhering to ANSI standards Q.931, Q.932 and appropriate Bellcore Technical Requirements;

4.2.2.5.       Two-wire analog interface to PBX;

4.2.2.6.       Four-wire analog interface to PBX;

4.2.2.7. Four-wire DS1 interface to PBX or customer provided equipment (e.g. computers and voice response systems);

4.2.2.8. Primary Rate ISDN to PBX adhering to ANSI standards Q.931, Q.932 and appropriate Bellcore Technical Requirements;

                                                                    Attachment 2
                                                                         Page 26

4.2.2.9. Switched Fractional DS1 with capabilities to configure Nx64 channels (where N = 1 to 24); and

4.2.2.10. Loops adhering to Bellcore TR-NWT-08 and TR-NWT-303 specifications to interconnect Digital Loop Carriers.

4.2.2.11.      GTE shall provide access to, but not limited to the following:

4.2.2.12. SS7 Signaling Network or Multi-Frequency trunking if requested by AT&T;

4.2.2.13. Interface to AT&T operator services systems or Operator Services through appropriate trunk interconnections for the system, and

4.2.2.14. Interface to AT&T directory assistance services through the AT&T switched network or to Directory Services through the appropriate trunk interconnections for the system; and 950 access or other AT&T required access to interexchange carriers as requested through appropriate trunk interfaces.

4.3.           Integrated Services Digital Network (ISDN)

               Integrated Services Digital Network (ISDN) is defined in two variations. The first variation is Basic Rate ISDN (BRI). BRI consists of 2 Bearer (B) Channels and one Data (D) Channel. The second variation is Primary Rate ISDN (PRI). PRI consists of 23 B Channels and one D Channel. Both BRI and PRI B Channels may be used for voice, Circuit Switched Data (CSD) or Packet Switched Data (PSD). The BRI D Channel may be used for call related signaling, non-call related signaling or packet switched data. The PRI D Channel may be used for call related signaling.

4.3.1.         Technical Requirements - ISDN

4.3.1.1. Where available, GTE shall offer Data Switching providing ISDN that, at a minimum:

4.3.1.2.       Provides integrated packet handling capabilities;

4.3.1.3.       Allows for full 2B+D Channel functionality for BRI; and

4.3.1.4.       Allows for full 23B+D Channel functionality for PRI.

4.3.1.5. Each B Channel shall allow for voice, 64Kbs CSD, and PSD of 128 logical channels at minimum speeds of 19Kbs throughput of each logical channel up to the total capacity of the B Channel.

4.3.1.6. Each B Channel shall provide capabilities for alternate voice and data on a per call basis.

                                                                    Attachment 2
                                                                         Page 27

4.3.1.7. The BRI D Channel shall allow for call associated signaling, noncall associated signaling and PSD of 16 logical channels at minimum speeds of 9.6 Kbs throughput of each logical channel up to the total capacity of the D channel.

4.3.1.8.       The PRI D Channel shall allow for call associated signaling.

4.3.2.         Interface Requirements - ISDN

4.3.2.1. GTE shall provide the BRIU interface using 2 wire copper loops in accordance with TR-NWT-000393, January 1991, Generic Requirements for ISDN Basic Access Digital Subscriber Lines,

4.3.2.2. GTE shall provide the BRI interface using Digital Subscriber Loops adhering to Bellcore TR-NWT-303 specifications to interconnect Digital Loop Carriers.

4.3.2.3. GTE shall offer PSD interfaces adhering to the X.25, S.75 and S.75' ANSI and Bellcore requirements.

4.3.2.4.       GTE shall offer PSD trunk interfaces operating at 56Kbs.

5.             OPERATOR SYSTEMS

5.1.           Operator Service

5.1.1.         Definition:

               Operator Service provides, where available: (1) operator handling for call completion (for example, collect, third number billing, and manual credit card calls), (2) operator or automated assistance for billing after the customer has dialed the called number; and (3) special services including Busy Line Verification and Emergency Line Interrupt (ELI), Emergency Agency Call, Operator-assisted Directory Assistance, and Rate Quotes.

5.1.2.         Requirements

5.1.2.1. Operator Services for calls which are routed from the local switch shall include but not be limited to the following:

5.1.2.2.       GTE shall complete O+ and 0- dialed local calls;

5.1.2.3.       GTE shall complete O+ and 0- intraLATA toll calls;

5.1.2.4. GTE shall complete calls that are billed to a GTE calling card and AT&T shall designate to GTE the acceptable types of special billing;

5.1.2.5.       GTE shall complete person-to-person calls;

                                                                    Attachment 2
                                                                         Page 28

5.1.2.6.       GTE shall complete collect calls;

5.1.2.7. GTE shall provide the capability for callers to bill to a third party and complete such calls;

5.1.2.8.       GTE shall complete station-to-station calls;

5.1.2.9.       GTE shall process emergency calls;

5.1.2.10. GTE shall process Busy Line Verify and Emergency Line Interrupt requests;

5.1.2.11.      GTE shall process emergency call trace;

5.1.2.12.      GTE shall process operator-assisted directory assistance calls;

5.1.2.13. GTE shall provide rate quotes and process time-and-charges requests on 0- calls, and shall provide AT&Ts rates. To the extent that the costs of these services are not covered by the underlying element charge, AT&T shall pay such costs;

5.1.2.14.      GTE shall route 0- traffic directly to a "live" operator team;

5.1.2.15. GTE shall brand Operator Service as specified by AT&T. If AT&T's brand designation is not technically feasible, GTE shall provide "unbranded" Operator Service. ("Unbranded" refers to the absence of any identification of the service provider.) AT&T shall pay for any additional trunks required to permit GTE to comply with such branding requirements to the extent that such trunking costs are not covered by the underlying element charge;

5.1.2.16. GTE shall provide caller assistance for the handicapped at parity with what is provided under GTE's tariff;

5.1.2.17. GTE shall provide instant credit on calls as specified in writing by AT&T;

5.1.2.18. GTE shall provide operator to operator ("warm") transfers for AT&T calling card customers at no additional charge to AT&T; to the extent that such costs are not included in the underlying network element costs, AT&T shall pay such costs;

5.1.2.19.      GTE shall provide notification of the length of call;

5.1.2.20. Operator Service shall adhere to equal access requirements consistent with GTE Equal Access Deployment Schedule;

5.1.2.21. GTE shall exercise at least the same level of fraud control in providing Operator Service to AT&T that GTE provides for its own operator service;

                                                                    Attachment 2
                                                                         Page 29

5.1.2.22. GTE shall perform Billed Number Screening when handling Collect, Person-to-Person, and Billed-to-Third-Party calls;

5.1.2.23. GTE shall provide to AT&T such service measurements and accounting reports as it prepares to meet Commission requirements;

5.1.2.24. GTE shall direct customer inquiries to a single, AT&T-designated customer service center; and

5.1.2.25. GTE will offer AT&T a level of Operator Services which is at parity with what it provides itself, and, at a minimum, meets all criteria, requirements and guidelines established by the Commission, if any. To the extent that the level of service GTE provides to its own customers exceeds any criterion, requirement or guideline set by the applicable state regulatory commission, GTE shall offer the same level of service to AT&T.

5.2.           Interface Requirements:

               With respect to Operator Services for calls that originate on local switching capability provided by or on behalf of AT&T, the interface requirements shall conform to the then current established system interface specifications for the platform used to provide Operator Service and the interface shall conform to industry standards.

6.             DIRECTORY SERVICE

6.1.           Definition:

               Directory Service provides local customer telephone number listings with the option to complete the call at the caller's direction. Call completion shall be provided at parity with that which GTE provides to its own end user customers.

6.2.           Requirements

6.2.1. GTE shall offer Directory Assistance Service which allows AT&T Customers to obtain two listings at parity with the service provided to GTE's customers in accordance with tariff.

6.2.2. GTE shall brand Directory Service with the brand designated by AT&T. If such branding is not technically feasible, then GTE shall not brand Directory Service whatsoever. AT&T shall pay for any additional trunks required to permit GTE to comply with such branding requirements to the extent that such trunking costs are not covered by the underlying element charge.

                                                                    Attachment 2
                                                                         Page 30

6.2.3. GTE Directory Assistance Service will provide optional call completion service to AT&T Customers in areas where call completion is available.

6.2.4. GTE shall provide data regarding billable events when requested by AT&T.

6.2.5. To the extent that GTE provides free call allowances to Directory Assistance to its customers as part of any local service offering, GTE shall provide the same to AT&T for AT&T Customers to whom such local service offerings are resold.

6.2.6. GTE shall ensure that any Directory Assistance information that is provided by ARU shall be repeated twice for AT&T Customers.

6.2.7.         This section intentionally left blank.

6.2.8. GTE Directory Assistance will provide emergency listings and related services to AT&T Customers at service levels equivalent to those provided to GTE customers.

6.2.9. Intercept services shall be provided as set forth in Section 25.2 of this Agreement.

6.2.10. GTE shall waive all Directory Assistance charges to AT&T for calls placed by handicapped AT&T Customers, provided however, that in accordance with GTE tariff for such services, AT&T will submit to GTE, at the same time AT&T requests such service, a doctor's letter or other proper certification, certifying that the AT&T customer is qualified to receive such service.

6.2.11.        Directory Service Updates

6.2.11.1. GTE shall update customer listings changes daily. These changes include:

6.2.11.2.      New customer connections;

6.2.11.3.      Customer disconnections; and

6.2.11.4. Customer changes, including but not limited to name, address and listing status.

6.2.11.5. These updates shall also be provided for non-listed and non-published numbers for use in emergencies.

7.             COMMON TRANSPORT

7.1.           Definition:

                                                                    Attachment ?
                                                                         Page 31

               Common Transport is an interoffice transmission path between GTE Network Elements that carries the traffic of more than one carrier and is not dedicated to a single carrier. Where GTE Network Elements are connected by intra-office wiring, such wiring is provided as a part of the Network Elements and is not Common Transport. For tandem interconnection, GTE shall provide interoffice transmission for common transport.

7.2.           Technical Requirements

7.2.1. Common Transport provided on DS1 or VT1.5 circuits, shall, at a minimum, meet the performance, availability, jitter, and delay requirements specified for Central Office to Central Office "CO to CO" connections in the technical reference set forth in
               Section 7.2.5.31.

7.2.2. Common Transport provided on DS3 circuits, STS-1 circuits, and higher transmission bit rate circuits shall, at a minimum, meet, the performance, availability, jitter, and delay requirements specified for Central Office to Central Office "CO to CO' connections in the technical reference set forth in Section 7.2.5.30.

7.2.3. GTE shall be responsible for the engineering, provisioning, and maintenance of the underlying equipment and facilities that are used to provide Common Transport.

7.2.4. At a minimum, Common Transport shall meet all of the requirements set forth in the following technical references (as applicable for the transport technology being used):

7.2.4.1.       ANSI T1.101-1994, American National Standard for
               Telecommunications - Synchronization Interface Standard Performance and Availability;

7.2.4.2.       ANSI T1.102-1993, American National Standard for
               Telecommunications - Digital Hierarchy - Electrical Interfaces;

7.2.4.3. ANSI T1.102.01-199x, American National Standard for Telecommunications - Digital Hierarchy - VT1.5;

7.2.4.4.       ANSI T1.105-1995, American National Standard for
               Telecommunications - Synchronous Optical Network (SONET) Basic Description including Multiplex Structure, Rates and Formats;

7.2.4.5. ANSI T1.105.01-1995, American National Standard for Telecommunications - Synchronous Optical Network (SONET) Automatic Protection Switching;

                                                               Attachment 2
                                                                    Page 32

7.2.4.6. ANSI T1.105.02-1995, American National Standard for Telecommunications - Synchronous Optical Network (SONET) - Payload Mappings;

7.2.4.7. ANSI T1.105.03-1994, American National Standard for Telecommunications - Synchronous Optical Network (SONET) - Jitter at Network Interfaces;

7.2.4.8. ANSI T1.105.03a-1995, American National Standard for Telecommunications - Synchronous Optical Network (SONET):
               Jitter at Network Interfaces - DS1 Supplement;

7.2.4.9. ANSI T1.105.05-1994, American National Standard for Telecommunications - Synchronous Optical Network (SONET) - Tandem Connection,

7.2.4.10. ANSI T1.105.06-199x, American National Standard for Telecommunications - Synchronous Optical Network (SONET) - Physical Layer Specifications;

7.2.4.11. ANSI T1.105.07-199x, American National Standard for Telecommunications - Synchronous Optical Network (SONET) - Sub STS-1 Interface Rates and Formats;

7.2.4.12. ANSI T1.105.09-199x, American National Standard for Telecommunications - Synchronous Optical Network (SONET) - Network Element Timing and Synchronization;

1.2.4.13.      ANSI T1.106-1988, American National Standard for
               Telecommunications - Digital Hierarchy - Optical Interface Specifications (Single Mode);

7.2.4.14.      ANSI T1.107-1988, American National Standard for
               Telecommunications - Digital Hierarchy - Formats Specifications;

7.2.4.15.      ANSI T1.107a-1990 - American National Standard for
               Telecommunications - Digital Hierarchy - Supplement to Formats Specifications (DS3 Format Applications);

7.2.4.16.      ANSI T1.107b-1991 - American National Standard for
               Telecommunications - Digital Hierarchy - Supplement to Formats Specifications;

7.2.4.17.      ANSI T1.117-1991, American National Standard for
               Telecommunications - Digital Hierarchy - Optical Interface Specifications (SONET) (Single Mode - Short Reach);

7.2.4.18. ANSI T1.403-1989, Carrier to Customer Installation, DS1 Metallic Interface Specification;

                                                               Attachment 2
                                                                    Page 33

7.2.4.19. ANSI T1.404-1994, Network-to-Customer Installation - DS3 Metallic Interface Specification;

7.2.4.20. ITU Recommendation G.707, Network node interface for the synchronous digital hierarchy (SDH);

7.2.4.21. ITU Recommendation G.704, Synchronous frame structures used at 1544, 6312, 2048, 8488 and 44736 kbit/s hierarchical levels;

7.2.4.22. Bellcore FR-440 and TR-NWT-000499, Transport Systems Generic Requirements (TSGR): Common Requirements;

7.2.4.23. Bellcore GR-820-CORE, Generic Transmission Surveillance: DS1 & DS3 Performance;

7.2.4.24. Bellcore GR-253-CORE, Synchronous Optical Network Systems (SONET); Common Generic Criteria;

7.2.4.25. Bellcore TR-NWT 000507, Transmission, Section 7, Issue 5 (Bellcore, December 1993). (A module of LSSGR,
               FR-NWT-000064.);

7.2.4.26. Bellcore TR-NWT-000776, Network Interface Description for ISDN Customer Access;

7.2.4.27. Bellcore TR-INS-000342, High-Capacity Digital Special Access Service-Transmission Parameter Limits and Interface Combinations, Issue 1 February 1991;

7.2.4.28. Bellcore ST-TEC 000052, Telecommunications Transmission Engineering Textbook, Volume 2: Facilities, Third Edition, Issue 1 May 1989;

7.2.4.29. Bellcore ST-TEC-000051, Telecommunications Transmission Engineering Textbook Volume 1: Principles, Third Edition. Issue 1 August 1987;

7.2.4.30. AT&T Technical Reference 54014, ACCUNET T45 Service Description and Interface Specification, May 1992; and

7.2.4.31. AT&T Technical Reference TR 62411 ACCUNET Tl.5 Service Description And Interface Specification, December 1990 and all addenda.

8.             DEDICATED TRANSPORT

8.1.           Definition:

               Dedicated Transport is an interoffice transmission path between AT&T designated locations. Such locations may include GTE

                                                               Attachment 2
                                                                    Page 34

               central offices or other equipment locations, AT&T network components, other carrier network components or customer premises.

8.1.1. GTE shall offer, where available, Dedicated Transport in each of the following ways and to the extent not covered in the underlying element charge, AT&T shall pay the associated costs:

8.1.1.1.       As capacity on a shared circuit;

8.1.1.2.       As a circuit (e.g., DS1, DS3, STS-1) dedicated to AT&T; and

8.1.1.3. As a system (i.e., the equipment and facilities used to provide Dedicated Transport such as SONET ring) dedicated to AT&T.

8.1.1.4. When Dedicated Transport is provided as a circuit or as capacity on a shared circuit, it shall include (as appropriate):

8.1.1.5.       Multiplexing functionality;

8.1.1.6.       Grooming functionality; and

8.1.1.7. Redundant equipment and facilities necessary to support protection and restoration.

8.1.1.8. When Dedicated Transport is provided as a system it shall include:

8.1.1.9. Transmission equipment such as multiplexers, line terminating equipment, amplifiers, and regenerators;

8.1.1.10. Inter-office transmission facilities such as optical fiber, copper twisted pair, and coaxial cable;

8.1.1.11. Redundant equipment and facilities necessary to support protection and restoration; and

8.1.1.12.      Dedicated Transport includes the Digital Cross-Connect System
               (DCS) functionality as an option.  DCS is described below in
               Section 8.5.

8.2.           Technical Requirements

               This Section sets forth technical requirements for all Dedicated Transport.

8.2.1. When GTE provides Dedicated Transport as a circuit or a system, the entire designated transmission circuit or system (e.g., DS1, DS3, STS-1) shall be dedicated to AT&T designated traffic.

                                                               Attachment 2
                                                                    Page 35

8.2.2. GTE shall offer Dedicated Transport in all technologies currently deployed in the GTE network including, but not limited to, DS1 and DS3 transport systems, SONET (or SDH) Bi-directional Line Switched Rings, SONET (or SDH) Unidirectional Path Switched Rings, and SONET (or SDH) point-to-point transport systems (including linear add-drop systems), at all available transmission bit rates.

8.2.3. For DS1 or VT1.5 circuits, Dedicated Transport shall, at a minimum, meet the performance, availability, jitter, and delay requirements specified for Customer Interface to Central Office "CI to CO" connections in the technical reference set forth in
               Section 7.2.5.31.

8.2.4. For DS3 circuits, STS-1 circuits, and higher rate circuits, Dedicated Transport shall, at a minimum, meet the performance, availability, jitter, and delay requirements specified for Customer Interface to Central Office "CI to CO" connections in the technical reference set forth in Section 7.2.5.30.

8.2.5. Where available and when requested by AT&T, Dedicated Transport shall provide physical diversity. Physical diversity means that two circuits are provisioned in such a way that no single failure of facilities or equipment will cause a failure on both circuits.

8.2.6. When physical diversity is requested by AT&T, GTE shall provide the maximum feasible physical separation between intra-office and inter-office transmission paths (unless otherwise agreed by AT&T).

8.2.7.         This section intentionally left blank.

8.2.8. Where available, GTE shall offer the following interface transmission rates for Dedicated Transport:

8.2.8.1 DS1 (Extended SuperFrame - ESF, D4, and unframed applications shall be provided);

8.2.8.2. DS3 (C-bit Parity, M13, and unframed applications shall be provided);

8.2.8.3. SONET standard interface rates in accordance with ANSI Tl.105 and ANSI TI.105.07 and physical interfaces per ANSI Tl.l06.06 (including referenced interfaces). In particular, VT1.5 based STS-1s will be the interface at an AT&T service node; and

8.2.8.4. SDH standard interface rates in accordance with International Telecommunications Union (ITU) Recommendation G.707 and

                                                               Attachment 2
                                                                    Page 36

               Plesiochronous Digital Hierarchy (PDH) rates per ITU Recommendation G.704.

8.2.9. GTE shall provide cross-office wiring up to a suitable Point of Termination (POT) between Dedicated Transport and AT&T designated equipment. GTE shall provide the following equipment for the physical POT:

8.2.9.1.       DSX1 for DS1s or VT1.5s;

8.2.9.2.       DSX3 for DS3s or STS-1s; and

8.2.9.3.       LGX for optical signals (e.g., OC-3 and OC-12).

8.2.10. For Dedicated Transport provided as a system, GTE shall design the system (including but not limited to facility routing and termination points and facility routing over existing transport facilities between GTE and a second carrier to carry traffic designated for that carrier) according to AT&T specifications.
               To the extent that AT&T's specifications cause GTE to incur costs not covered in the charge for the underlying network element, AT&T shall pay such costs.

8.2.11. Upon AT&T's request, GTE shall provide AT&T with electronic provisioning control of an AT&T Dedicated Transport connected to a Digital Cross Connect System (DCS) with Customer Network Controller capabability.

8.2.12. GTE shall offer Dedicated Transport together with and separately from DCS.

8.3. Technical Requirements for Dedicated Transport Using SONET technology.

               This Section sets forth additional technical requirements for Dedicated Transport using SONET technology including rings, point-to-point systems, and linear add-drop systems.

8.3.1. Where SONET Dedicated Transport has been deployed, GTE will provide to AT&T all features and functions deployed in the system.

8.3.2.         All SONET rings shall:

8.3.2.1. Adhere to the following availability requirements, where availability is defined in the technical reference set forth in
               Section 8.4.5:

8.3.2.1.1.     No more than 0.25 minutes of unavailability month; and

8.3.2.1.2.     No more than 0.5 minutes of unavailability per year.

                                                               Attachment 2
                                                                    Page 37

8.4. At a minimum, Dedicated Transport shall meet each of the requirements set forth in Section 7.2.4 and in the following technical references:

8.4.1. ANSI T1.105.04-1995, American National Standard for Telecommunications - Synchronous Optical Network (SONET) - Data Communication Channel Protocols and Architectures;

8.4.2.         ANSI T1.119-1994, American National Standard for
               Telecommunications - Synchronous Optical Network (SONET) - Operations, Administration, Maintenance, and Provisioning (OAM&P) Communications;

8.4.3. ANSI T1.119.01-1995, American National Standard for Telecommunications - Synchronous Optical Network (SONET) - Operations, Administration, Maintenance, and Provisioning (OAM&P) Communications Protection Switching Fragment;

8.4.4. ANSI T1.119.02-199x, American National Standard for Telecommunications - Synchronous Optical Network (SONET) - Operations, Administration, Maintenance, and Provisioning (OAM&P) Communications Performance Monitoring Fragment;

8.4.5.         ANSI T1.231-1993 -American National Standard for
               Telecommunications - Digital Hierarchy - Layer 1 In-Service Digital Transmission performance monitoring;

8 4.6. AT&T Technical Reference TR 54016, Requirements For Interfacing Digital Terminal Equipment To Services Employing The Extended Superframe Format, September 1989;

8.4.7. AT&T Technical Reference TR 62421 ACCUNET Spectrum of Digital Services Description And Interface Specification, December 1989 and all addenda;

8.4.8. AT&T Technical Reference TR 62310, DSO Digital Local Channel Description And Interface Specification, August 1993 and all addenda;and

8.4.9. AT&T Technical Reference TR 62415, Access Specification For High Capacity (DS1/DS3) Dedicated Digital, Service, June 1989 and all addenda.

8.5.           Digital Cross-Connect System (DCS)

8.5.1.         Definition:

8.5.1.1. DCS is a function which provides automated cross connection of Digital Signal level 0 (DSO) or higher transmission bit rate digital

                                                               Attachment 2
                                                                    Page 38

               channels within physical interface facilities. Types of DCSs include but are not limited to DCS 1/Os, DCS 3/1s, and DCS 3/3s, where the nomenclature 1/0 denotes interfaces typically at the DS1 rate or greater with cross-connection typically at the DSO rate. This same nomenclature, at the appropriate rate substitution, extends to the other types of DCSs specifically cited as 3/1 and 3/3. Types of DCSs that cross-connect Synchronous Transport Signal level 1 (STS-1s) or other Synchronous Optical Network (SONET) signals (e.g., STS-3) are also DCSs, although not denoted by this same type of nomenclature. DCS may provide the functionality of more than one of the aforementioned DCS types (e.g., DCS 3/3/1 which combines functionality of DCS 3/3 and DCS 3/1). For such DCSs, the requirements will be, at least, the aggregation of requirements on the "component" DCSs.

8.5.1.2. In locations where automated cross connection capability does not exist, DCS will be defined as the combination of the functionality provided by a Digital Signal Cross-Connect (DSX) or Light Guide Cross-Connect (LGX) patch panels and D4 channel banks or other DSO and above multiplexing equipment used to provide the function of a manual cross connection.

8.5.1.3. Interconnection between a DSX or LGX, to a switch, another cross-connect, or other service platform device, is included as, part of DCS.

8.6.           DCS Technical Requirements

8.6.1. DCS shall provide completed end-to-end cross connection of the channels designated by AT&T.

8.6.2. DCS shall perform facility grooming, multipoint bridging, one-way broadcast, two-way broadcast, and facility test functions.

8.6.3. DCS shall provide multiplexing, format conversion, signaling conversion, or other functions.

8.6.4. The end-to-end cross connection assignment shall be input to the underlying device used to provide DCS from an operator at a terminal or via an intermediate system. The cross connection assignment shall remain in effect whether or not the circuit is in use.

8.6.5. GTE shall continue to administer and maintain DCS, including updates to the control software to current available releases.

8.6.6. GTE shall provide various types of Digital Cross-Connect Systems including:

                                                               Attachment 2
                                                                    Page 39

8.6.6.1.       DSO cross-connects (typically termed DCS 1/0);

8.6.6.2. DS1/VT1.5 (Virtual Tributaries at the 1.5Mbps rate) cross-connects (typically termed DCS 3/1);

8.6.6.3.       DS3 cross-connects (typically termed DCS 3/3);

8.6.6.4.       STS-1 cross-connects; and

8.6.6.5.       Other technically feasible cross-connects designated by AT&T.

8.6.7. GTE shall provide immediate and continuous configuration and reconfiguration of the channels between the physical interfaces (i.e., GTE shall establish the processes to implement cross connects on demand, or, at AT&T's option, permit AT&T control of such configurations and reconfigurations).

8.6.8. GTE shall provide scheduled configuration and reconfiguration of the channels between the physical interfaces (i.e., GTE shall establish the processes to implement cross connects on the schedule designated by AT&T, or, at AT&T's option, permit AT&T to control such configurations and reconfigurations).

8.6.9. DCS shall continuously monitor protected circuit packs and redundant common equipment.

8.6.10. DCS shall automatically switch to a protection circuit pack on detection of a failure or degradation of normal operation.

8.6.11. The underlying equipment used to provide DCS shall be equipped with a redundant power supply or a battery back-up.

8.6.12. GTE shall make available to AT&T spare facilities and equipment necessary for provisioning repairs.

8.6.13. At AT&T's option, GTE shall provide AT&T with Real Time performance monitoring and alarm data on the signals and the components of the underlying equipment used to provide DCS that actually impact or might impact AT&T's services. For example, this may include hardware alarm data and facility alarm data on a DS3 in which an AT&T DS1 is traversing.

8.6.14. At AT&T's option, GTE shall provide AT&T with Real Time ability to initiate tests on integrated equipment used to test the signals and the underlying equipment used to provide DCS, as well as other integrated functionality for routine testing and fault isolation.

8.6.15. DCS shall provide SONET to asynchronous gateway functionality (e.g., STS-1 to DS1 or STS-1 to DS3).

                                                                    Attachment 2
                                                                         Page 40

8.6.16. DCS shall perform optical to electrical conversion where the underlying equipment used to provide DCS contains optical interfaces or terminations (e.g., Optical Carrier level 3, i.e., OC-3 interfaces on a DCS 3/1).

8.6.17. DCS shall have SONET ring terminal functionality where the underlying equipment used to provide DCS acts as a terminal on a SONET ring.

8.6.18. DCS shall provide multipoint bridging of multiple channels to other DCSs. AT&T may designate multipoint bridging to be one-way broadcast from a single master to multiple tributaries, or two-way broadcast between a single master and multiple tributaries.

8.6.19. DCS shall multiplex lower speed channels onto a higher speed interface and demultiplex higher speed channels onto lower speed interfaces as designated by AT&T.

8.6.20. DCS shall perform signaling conversion and data conditioning as designated by AT&T. Such functions shall comply, at a minimum, with AT&T Technical Reference TR 62421 ACCUNET Spectrum of Digital Services, December 1989 and AT&T Technical Reference TR 62310 DSO Digital Local Channel Description and Interface Specification, August 1993, including current addendums.

8.7            DCS Interface Requirements

8.7.1. GTE shall provide physical interfaces on DSO, DS1, and VT1.5 channel cross-connect devices at the DS1 rate or higher. In all such cases, these interfaces shall be in compliance with applicable Bellcore, ANSI, ITU, and AT&T standards.

8.7.2. GTE shall provide physical interfaces on DS3 channel crossconnect devices at the DS3 rate or higher. In all such cases, these interfaces shall be in compliance with applicable Bellcore, ANSI, ITU, and AT&T standards.

8.7.3. GTE shall provide physical interfaces on STS-1 cross-connect devices at the OC-3 rate or higher. In all such cases, these interfaces shall be in compliance with applicable Bellcore, ANSI, ITU, and AT&T standards.

8.7.4. Interfaces on all other cross-connect devices shall be in compliance with applicable Bellcore, ANSI, ITU, and AT&T standards.

8.8. DCS shall, at a minimum, meet all the requirements set forth in the following technical references:

                                                                    Attachment
                                                                         Page 41

8.8.1. AT&T Technical Reference TR 62421 ACCUNET Spectrum of Digital Services Description And Interface Specification, December 1989 and TR 62421A Addendum 2, November 1992;

8.8.2. AT&T Data Communications Technical Reference TR 62310 DSO Digital Local Channel Description and Interface Specification, August 1993, and all addendums;

8.8.3. AT&T Technical Reference TR 62415 Access Specification For High Capacity (DS1/DS3) Dedicated Digital Service, June 1989, and all addendums including TR 62415A3 July, 1992;

8.8.4. AT&T Technical Reference TR 62411 ACCUNET T1.5 Service Description And Interface Specification, December 1990 and all addendums including Addendum 2, October 1992;

8.8.5. AT&T Technical Reference TR 54014 ACCUNET T45 and T45 Reserved Services - Service Description And Interface Specification;

8.8.6. AT&T Technical Reference TR 54018 OC-3 Optical Interface Specifications, November 1991;

8.8.7. AT&T Technical Reference TR 54016 Requirements For Interfacing Digital Terminal Equipment To Services Employing The Extended Superframe Format, September 1989;

8.8.8.         ANSI T1.102-1993, American National Standard for
               Telecommunications - Digital Hierarchy - Electrical Interfaces;

8.8.9. ANSI T1.102.01-199x, American National Standard for Telecommunications - Digital Hierarchy - VT1.5;

8.8.10.        ANSI T1.105-1995, American National Standard for
               Telecommunications - Synchronous Optical Network (SONET) - Basic Description including Multiplex Structure, Rates and Formats;

8.8.11. ANSI T1.105.03-1994, American National Standard for Telecommunications - Synchronous Optical Network (SONET) - Jitter at Network Interfaces;

8.8.12. ANSI T1.105.03a-1995, American National Standard for Telecommunications - Synchronous Optical Network (SONET): Jitter at Network Interfaces - DS1 Supplement;

8.8.13. ANSI T1.105.06-199x, American National Standard for Telecommunications - Synchronous Optical Network (SONET) - Physical Layer Specifications;

                                                                    Attachment 2
                                                                         Page 42

8.8.14.        ANSI Tl.106-1988, American National Standard for
               Telecommunications - Digital Hierarchy - Optical Interface Specifications (Single Mode);

8.8.15.        ANSI Tl.107-1988, American National Standard for
               Telecommunications - Digital Hierarchy - Formats Specifications,

8.8.16.        ANSI Tl.107a-1990 - American National Standard for
               Telecommunications - Digital Hierarchy - Supplement to Formats Specifications (DS3 Format Applications);

8.8.17.        ANSI Tl.107b-1991 - American National Standard for
               Telecommunications - Digital Hierarchy - Supplement to Formats Specifications;

8.8.18.        ANSI Tl.117-1991, American National Standard for
               Telecommunications - Digital Hierarchy - Optical Interface Specifications (SONET) (Single Mode - Short Reach);

8.8.19. ANSI Tl.403-1989, Carrier to Customer Installation, DS1 Metallic Interface Specification;

8.8.20. ANSI Tl.404-1994, Network-to-Customer Installation - DS3 Metallic Interface Specification;

8.8.21. ITU Recommendation G.707, Network node interface for the synchronous digital hierarchy (SDH);

8.8.22. ITU Recommendation G.704, Synchronous frame structures used at 1544, 6312, 2048, 8488 and 44736 kbit/s hierarchical levels;

8.8.23.        FR-440 and TR-NWT-000499, Transport Systems Generic Requirements
               (TSGR): Common Requirements;

8.8.24.        GR-820-CORE, Generic Transmission Surveillance: DS1 & DS3
               Performance;

8.8.25. GR-253-CORE, Synchronous Optical Network Systems (SONET), Common Generic Criteria; and

8.8.26.        TR-NWT-000776, Network Interface Description for ISDN Customer
               Access.

9.             SIGNALING LINK TRANSPORT

9.1.           Definition:

               Signaling Link Transport is a set of two or four dedicated 56 Kbps. transmission paths between AT&T-designated Signaling Points of Interconnection (SPOI) that provides appropriate physical diversity.

                                                                    Attachment ?
                                                                         Page 43

9.2.           Technical Requirements

               Signaling Link Transport shall consist of, as available, full duplex mode 56 kbps transmission paths.

9.3. Of the various options available, Signaling Link Transport shall perform in the following two ways:

9.3.1. As an "A-link which is a connection between a switch and a home Signaling Transfer Point Switch (STPS) pair; and

9.3.2. As a "D-link" which is a connection between two STPS pairs in different company networks (e.g., between two STPS pairs for two Competitive Local Exchange Carriers (CLECs)).

9.4. Signaling Link Transport shall consist of two or more signaling link layers as follows:

9.4.1.         An A-link layer shall consist of two links; and

9.4.2.         A D-link layer shall consist of four links.

9.4.3. A signaling link layer shall satisfy a performance objective such that:

9.4.3.1. There shall be no more than two minutes down time per year for an A-link layer; and

9.4.3.2. There shall be negligible (less than 2 seconds) down time per year for a D-link layer.

9.4.4. A signaling link layer shall satisfy interoffice and intraoffice diversity of facilities and equipment, such that:

9.4.4.1. No single failure of facilities or equipment causes the failure of both links in an A-link layer; and

9.4.4.2. No two concurrent failures of facilities or equipment shall cause the failure of all four links in a D-link layer.

9.5.           Interface Requirements

9.5.1. There shall be a dedicated DS1 (1.544 Mbps) interface at the AT&T-designated SPOls. Each 56 kbps transmission path shall appear as a DSO channel within the DS1 interface.

10.            SIGNALING TRANSFER POINTS (STPs)

10.1. Definition: Signaling Transfer Points is a signaling network function that includes all of the capabilities provided by the

                                                                    Attachment 2
                                                                         Page 44

               signaling transfer point switches (STPs) and their associated signaling links which enable the exchange of SS7 messages among and between switching elements, database elements and signaling transfer point switches.

10.2.          Technical Requirements

10.2.1. STPs shall provide access to all other GTE Network Elements that are a part of the GTE SS7 network. These include:

10.2.1.1.      GTE Local Switching or Tandem Switching;

10.2.1.2.      GTE Service Control Points/DataBases;

10.2.1.3. Third-party local or tandem switching systems connected to the GTE SS7 network; and

10.2.1.4.      Third-party-provided STPs connected to the GTE SS7 network.

10.2.2. The connectivity provided by STPs shall support fully the functions of all other GTE Network Elements directly connected to the GTE SS7 network. This explicitly includes the use of the GTE SS7 network to convey messages which neither originate nor terminate at a signaling end point directly connected to the GTE SS7 network (i.e., transient messages). When the GTE SS7 network is used to convey transient messages, there shall be no alteration of the Integrated Services Digital Network User Part (ISDNUP) or Transaction Capabilities Application Part (TCAP) user data that constitutes the content of the message. Notwithstanding the foregoing, AT&T may interconnect to databases only through the STP directly connected to that database.

10.2.3. If a GTE tandem switch routes calling traffic, based on dialed or translated digits, on SS7 trunks between an AT&T local switch and third party local switch, the GTE SS7 network shall convey the TCAP messages that are necessary to provide Call Management features (Automatic Callback, Automatic Recall, and Screening List Editing) between the AT&T local STPs and the GTE STPs that provide connectivity with the third party local switch, even if the third party local switch is not directly connected to the GTE STPs.

10.2.4. STPs shall provide all functions of the MTP as specified in ANSI T1.111 (Reference 10.4). This includes:

10.2.4.1.      Signaling Data Link functions, as specified in ANSI Tl.111.2;

10.2.4.2.      Signaling Link functions, as specified in ANSI Tl.111.3; and

                                                                    Attachment ?
                                                                         Page 45

10.2.4.3.      Signaling Network Management functions, as specified in ANSI
               T1.111.4.

10.2.5. STPs shall provide all functions of the SCCP necessary for Class 0 (basic connectionless) service, as specified in ANSI T1.112 (Reference 10.4). In particular, this includes Global Title Translation (GTT) and SCCP Management procedures, as specified in T1.112.4. In cases where the destination signaling point is a GTE local or tandem switching system or data base, or is an AT&T or third party local or tandem switching system directly connected to the GTE SS7 network, STPs shall perform final GTT of messages to the destination and SCCP Subsystem Management of the destination. In all other cases, STPs shall perform intermediate GTT of messages to a gateway pair of STPSs in an SS7 network connected with the GTE SS7 network, and shall not perform SCCP Subsystem Management of the destination.

10.2.6. STPs shall also provide the capability to route SCCP messages based on ISNI, as specified in ANSI T1.118 (Reference 10.4), when this capability becomes available on GTE STPs.

10.2.7. When such capability is deployed in the GTE network, STPs shall provide all functions of the OMAP commonly provided by STPS, as specified in the reference in Section 10.4.5. This includes:

10.2.7.1.      MTP Routing Verification Test (MRVT); and

10.2.7.2.      SCCP Routing Verification Test (SRVT).

10.2.8. This Section 10.2.8 applies when such capabilities are deployed in the GTE network. In cases where the destination signaling point is a GTE local or tandem switching system or DB, or is an AT&T or third party local or tandem switching system directly connected to the GTE SS7 network, STPs shall perform MRVT and SRVT to the destination signaling point. In all other cases, STPs shall perform MRVT and SRVT to a gateway pair of STPSs in an SS7 network connected with the GTE SS7 network. This requirement shall be superseded by the specifications for Internetwork MRVT and SRVT if and when these become approved ANSI standards and available capabilities of GTE STPs.

10.2.9. STPs shall be equal to or better than the following performance requirements:

10.2.9.1.      MTP Performance, as specified in ANSI T1.111.6; and

10.2.9.2.      SCCP Performance, as specified in ANSI T1.l12.5.

                                                                    Attachment 2
                                                                         Page 46

10.2.10. AT&T and GTE agree to participate in a multi-provider test that will enable AT&T to have unbundled access to GTE's non-shared AIN triggers equivalent to the access that GTE has, in accordance with any Commission directives. The test will commence as soon as the participants agree on the testing methods, procedures, timelines, measurement criteria and other relevant conditions of the test, but in no event shall the test begin later than April 1, 1997.

10.2.11. AT&T and GTE agree to participate in the industry IN Forum "Interconnection and Access Group" project to address interconnection requirements for multiple third party AIN SCP access to GTE's switch triggers. AT&T and GTE recognize that actual commencement of tests under this project will be determined by all participants in the project.

10.3.          Interface Requirements

10.3.1. GTE shall provide the following STPS options to connect AT&T or AT&T-designated local switching systems or STPSs to the GTE SS7 network:

10.3.1.1.      An A-link interface from AT&T local switching systems; and,

10.3.1.2.      A D-link interface from AT&T local STPSs.

10.3.2. Each type of interface shall be provided by one or more sets (layers) of signaling links, as follows:

10.3.2.1.      An A-link layer shall consist of two links; and

10.3.2.2.      A D-link layer shall consist of four links.

10.3.3. The Signaling Point of Interconnection (SPOI) for each link shall be located at a cross-connect element, such as a DSX-1, in the Central Office (CO) where the GTE STPS is located. There shall be a DS1 or higher rate transport interface at each of the SPOIs. Each signaling link shall appear as a DSO channel within the DS1 or higher rate interface. GTE shall offer higher rate DS1 signaling for interconnecting AT&T local switching systems or STPSs with GTE STPSs as soon as these become approved ANSI standards and available capabilities of GTE STPs.

10.3.4. GTE shall provide intraoffice diversity between the SPOIs and the GTE STPS, so that no single failure of intraoffice facilities or equipment shall cause the failure of both D-links in a layer connecting to a GTE STPS.

                                                                    Attachment 2
                                                                         Page 47

10.3.5. GTE shall provide MTP and SCCP protocol interfaces that shall conform to all sections relevant to the MTP or SCCP in the following specifications:

10.3.5.1. Bellcore GR-905-CORE, Common Channel Signaling Network Interface Specification (CCSNIS) Supporting Network Interconnection, Message Transfer Part (MTP), and Integrated Services Digital Network User Part (ISDNUP), and

10.3.5.2. Bellcore GR-1432-CORE, CCS Network Interface Specification (CCSNIS) Supporting Signaling Connection Control Part (SCCP) and Transaction Capabilities Application Part (TCAP).

10.3.6.        Message Screening

10.3.6.1. GTE shall set message screening parameters so as to accept messages from AT&T local or tandem switching systems destined to any signaling point in the GTE SS7 network with which the AT&T switching system has a legitimate signaling relation.

10.3.6.2. GTE shall set message screening parameters so as to accept messages from AT&T local or tandem switching systems destined to any signaling point or network interconnected within the GTE SS7 network with which the AT&T switching system has a legitimate signaling relation.

10.3.6.3. GTE shall set message screening parameters so as to accept messages destined to an AT&T local or tandem switching system from any signaling point or network interconnected within the GTE SS7 network with which the AT&T switching system has a legitimate signaling relation.

10.3.6.4. GTE shall set message screening parameters so as to accept and send messages destined to an AT&T SCP from any signaling point or network interconnected within the GTE SS7 network with which the AT&T SCP has a legitimate signaling relation.

10.4. STPs shall be equal to or better than all of the requirements for STPs set forth in the following technical references:

10.4.1.        ANSI Tl.111-1992 American National Standard for
               Telecommunications - Signaling System Number 7 (SS7) Message Transfer Part (MTP);

10.4.2.        ANSI Tl.111A-1994 American National Standard for
               Telecommunications - Signaling System Number 7 (SS7) Message Transfer Part (MTP) Supplement;

                                                                    Attachment 2
                                                                         Page 48

10.4.3.        ANSI T1.l12-1992 American National Standard for
               Telecommunications - Signaling System Number 7 (SS7) Signaling Connection Control Part (SCCP);

10.4.4.        ANSI T1.115-1990 American National Standard for
               Telecommunications - Signaling System Number 7 (SS7) Monitoring and Measurements for Networks;

10.4.5.        ANSI T1.l16-1990 American National Standard for
               Telecommunications - Signaling System Number 7 (SS7) Operations, Maintenance and Administration Part (OMAP);

10.4.6.        ANSI T1.l18-1992 American National Standard for
               Telecommunications - Signaling System Number 7 (SS7) Intermediate Signaling Network Identification (ISNI);

10.4.7. Bellcore GR-905-CORE, Common Channel Signaling Network Interface Specification (CCSNIS) Supporting Network Interconnection, Message Transfer Part (MTP), and Integrated Services Digital Network User Part (ISDNUP); and

10.4.8. Bellcore GR-1432-CORE, CCS Network Interface Specification (CCSNIS) Supporting Signaling Connection Control Part (SCCP) and Transaction Capabilities Application Part (TCAP).

11.            SERVICE CONTROL POINTS/DATABASES

11.1           Definition:

               Databases are the Network Elements that provide the functionality for storage of, access to, and manipulation of information required to offer a particular service and/or capability.

11.1.1 A Service Control Point (SCP) is a specific type of Database Network Element functionality deployed in a Signaling System 7
               (SS7) network that executes service application logic in response to SS7 queries sent to it by a switching system also connected to the SS7 network. SCPs also provide operational interfaces to allow for provisioning, administration and maintenance of subscriber data and service application data (e.g., an 800 database stores customer record data that provides information necessary to route 800 calls).

11.2.          Technical Requirements for SCPs/Databases

               Requirements for SCPs/Databases within this section address storage of information, access to information (e.g. signaling protocols, response times), and administration of information (e.g., provisioning, administration, and maintenance). All

                                                                    Attachment 2
                                                                         Page 49

               SCPs/Databases shall be provided to AT&T in accordance with the following requirements, except where such a requirement is superseded by specific requirements set forth in Sections 11.3 to 11.7.

11.2.1 GTE shall make available physical interconnection to SCPs through the SS7 network and protocols, as specified in this Attachment, with TCAP as the application layer protocol.

11.2.2. Except for GTE's directory assistance databases, GTE shall provide physical interconnection to databases via industry standard interfaces and protocols. GTE will provide AT&T with copies of its directory assistance databases on magnetic tape. GTE will also provide to AT&T daily updates to its directory assistance databases on magnetic tape. AT&T and GTE shall agree on the type of magnetic tape, the format of the data on the tapes, the locations for delivery of the tapes, and all other implementation issues that the parties need to be resolved within ten days of the Effective Date of this Agreement. If the parties fail to reach agreement pursuant to this Section, the parties will submit the disputed issues to the alternative dispute resolution process as set forth in this Agreement.

11.2.3. The reliability of interconnection options shall be consistent with requirements for diversity and survivability as specified in
               Section 9.4.4 of this Attachment (which applies to both SS7 and non-SS7 interfaces).

11.2.4. Database functionality shall be unavailable a maximum of 30 minutes per year.

11.2.5. GTE shall provide Database provisioning consistent with the provisioning requirements of this Agreement (e.g., data required, edits, acknowledgments, data format and transmission medium and notification of order completion).

11.2.6. GTE shall provide Database maintenance consistent with the maintenance requirements as specified in this Agreement.

11.2.7. GTE shall provide billing and recording information to track database usage consistent with connectivity billing and recording requirements as specified in this Agreement.

11.2.8. GTE shall provide SCPs/Databases in accordance with the physical security requirements specified in this Agreement.

11.2.9. GTE shall provide SCPs/Databases in accordance with the logical security requirements specified in this Agreement.

                                                                    Attachment 2
                                                                         Page 50


11.3.          Line Information Database (LIDB).

               This Subsection 11.3 defines and sets forth additional requirements for the Line Information Database.

11.3.1.        Definition:

               The Line Information Database (LIDB) is a transaction-oriented database accessible through Common Channel Signaling (CCS) networks. It contains records associated with customer Line Numbers and Special Billing Numbers (in accordance with the requirements in the technical reference in Section 11.7.5). LIDB accepts queries from other Network Elements and provides appropriate responses. The query originator need not be the owner of LIDB data. LIDB queries include functions such as screening billed numbers that provides the ability to accept Collect or Third Number Billing calls and validation of Telephone Line Number based non-proprietary calling cards. The interface for the LIDB functionality is the interface between the GTE CCS network and other CCS networks. LIDB also interfaces to administrative systems. The administrative system interface provides Work Centers with an interface to LIDB for functions such as provisioning, auditing of data, access to LIDB measurements and reports.

11.3.2.        Technical Requirements

11 3.2.1.      Prior to the availability of a long-term solution for Local
               Number Portability, GTE shall enable AT&T to store in GTE's LIDB any customer Line Number or Special Billing Number record, for which the NPA-NXX or NXX-0/lXX Group is supported by that LIDB.

11.3.2.2. Prior to the availability of a long-term solution for Local Number Portability, GTE shall enable AT&T to store in GTE's LIDB any customer Line Number or Special Billing Number record, and NPA-NXX and NXX-0/lXX Group Records, belonging to an NPA-NXX or NXX-0/1XX owned by AT&T.

11.3.2.3. Subsequent to the availability of a long-term solution for Local Number Portability, GTE shall enable AT&T to store in GTE's LIDB any customer Line Number or Special Billing Number record, regardless of the number's NPA-NXX or NXX-0/1XX.

11.3.2.4. GTE shall perform the following LIDB functions for AT&T's customer records in LIDB:

11.3.2.4.1. Billed Number Screening (provides information such as whether the Billed Number may accept Collect or Third Number Billing calls); and

                                                                    Attachment 2
                                                                         Page 51

11.3.2.4.2.    Calling Card Validation.

11.3.2.5. GTE shall process AT&T's customer records in LIDB at least at parity with GTE customer records. With respect to other LIDB functions, GTE shall indicate to AT&T what additional functions (if any) are performed by LIDB in their network.

11.3.2.6. Within two (2) weeks after a request by AT&T, GTE shall provide AT&T with a list of the customer data items which AT&T would have to provide in order to support each required LIDB function. The list shall indicate which data items are essential to LIDB function, and which are required only to support certain services. For each data item, the list shall show the data formats, the acceptable values of the data item and the meaning of those values.

11.3.2.7. GTE shall provide LIDB systems for which operating deficiencies that would result in calls being blocked, shall not exceed 30 minutes per year.

11.3.2.8. GTE shall provide LIDB systems for which operating deficiencies that would not result in calls being blocked, shall not exceed 12 hours per year.

11.3.2.9. GTE shall provide LIDB systems for which the LIDB function shall be in overload (degraded performance in accordance with the technical reference in Section 11.7.5) no more than 12 hours per year. Such deficiency period is in addition to the periods specified in Sections 11.3.2.7 and 11.3.2.8 above.

11.3.2.10. GTE shall make changes to NPA-NXX and NXX-0/lXX Group Records, and Line Number and Special Billing Number Records associated with AT&T Customer, as requested by AT&T, with a goal of doing so within 24 hours of AT&T's request, or within time frames at parity with those time frames in which GTE makes such changes for its own or any other carrier's customers, whichever is less.

11.3.2.11. If AT&T purchases unbundled switching from GTE and end user customers change their local service provider, GTE shall maintain customer data (for line numbers, card numbers, and for any other types of data maintained in LIDB) so that such customers shall not experience any interruption of service due to the lack of such maintenance of customer data.

11.3.2.12. All additions, updates and deletions of AT&T data to the LIDB shall be solely at the direction of AT&T.

                                                                    Attachment 2
                                                                         Page 52


11.3.2.13. GTE shall provide priority updates to LIDB for AT&T data upon AT&T's request (e.g., to support fraud protection).

11.3.2.14. GTE shall provide LIDB systems such that no more than 0.01% of AT&T Customer records will be missing from LIDB, as measured by AT&T audits.

11.3.2.15. GTE shall perform backup and recovery of all of AT&T's data in LIDB as frequently as AT&T may reasonably specify, including sending to LIDB all changes made since the date of the most recent backup copy.

11.3.2.16. GTE shall provide to AT&T access to LIDB measurements and reports at least at parity with the capability GTE has for its own customer records and that GTE provides to any other party.

11.3.2.17. GTE shall provide AT&T with LIDB reports of data which are missing or contain errors, as well as any misroute errors, within the time period reasonably designated by AT&T.

11.3.2.18. GTE shall prevent any access to or use of AT&T data in LIDB by GTE personnel or by any other party that is not authorized by AT&T in writing.

11.3.2.19. GTE shall provide AT&T performance of the LIDB Data Screening function, which allows a LIDB to completely or partially deny specific query originators access to LIDB data owned by specific data owners, (in accordance with the technical reference in Section 11.7.5) for Customer Data that is part of an NPA-NXX or NXX-0/1XX wholly or partially owned by AT&T at least at parity with GTE Customer Data. GTE shall obtain from AT&T the screening information associated with LIDB Data Screening of AT&T data in accordance with this requirement.

11.3.2.20. GTE shall accept queries to LIDB associated with AT&T Customer records, and shall return responses in accordance with the requirements of this Section 11.

11.3.2.21. GTE shall provide mean processing time at the LIDB within 0.50 seconds under normal conditions as defined in the technical reference in Section 11.7.5.

11.3.2.22. GTE shall provide processing time at the LIDB within 1 second for 99% of all messages under normal conditions as defined in the technical reference in Section 11.7.5.

11.3.2.23. GTE shall provide 99.9% of all LIDB queries in a round trip response within 2 seconds.

                                                                    Attachment 2
                                                                         Page 53


11.3.3.        Interface Requirements.

               GTE shall offer LIDB in accordance with the requirements of this
               Section 11.3.3.

11.3.3.1. The interface to LIDB shall be in accordance with the technical reference in Section 11.7.3.

11.3.3.2. The CCS interface to LIDB shall be the standard interface described in Section 11.7.3.

11.3.3.3. The LIDB Data Base interpretation of the ANSI-TCAP messages shall comply with the technical reference in Section 11.7.4. Global Title Translation shall be maintained in the signaling network in order to support signaling network routing to the LIDB.

11.4.          Toll Free Number Database

               The Toll Free Number Database is a SCP that provides functionality necessary for toll free (e.g., 800 and 888) number services by providing routing information and additional so-called vertical features during call set-up in response to queries from SSPs. GTE shall provide the Toll Free Number Database in accordance with the following:

11.4.1.        Technical Requirements

11.4.1.1. GTE shall make the GTE Toll Free Number Database available for AT&T to query with a toll-free number and originating information.

11.4.1.2. The Toll Free Number Database shall return carrier identification and, where applicable, the queried toll free number, translated numbers and instructions as it would in response to a query from a GTE switch.

11.4.1.3. The SCP shall also provide, where available and upon AT&T's request, such additional features as described in SR-TSV-002275 (BOC Notes on the LEC Networks, SR-TSV-002275, Issue 2, (Bellcore, April 1994)) as are available to GTE. These may include but are not limited to:

11.4.1.3.1.    Network Management;

11.4.1.3.2.    Customer Sample Collection; and

11.4.1.3.3.    Service Maintenance.

11.4.2.        Interface Requirements

               The signaling interface between the AT&T or other local switch and

                                                                    Attachment 2
                                                                         Page 54


               the Toll-Free Number database shall use the TCAP protocol as specified in the technical reference in Section 11.7.1, together with the signaling network interface as specified in the technical reference in Sections 11.7.2 and 11.7.6.

11.5.          Automatic Location Identification/Data Management System
               (ALI/DMS)

11.5.1. The ALI/DMS Database contains customer information (including name, address, telephone information, and sometimes special information from the local service provider or customer) used to determine to which Public Safety Answering Point (PSAP) to route the call. The ALI/DMS database is used to provide more routing flexibility for E911 calls than Basic 911.

11.6.          Technical Requirements

11.6.1. GTE shall provide the Emergency Services Data Base in accordance with the following: GTE shall offer AT&T a data link to the ALI/DMS database or permit AT&T to provide its own data link to the ALI/DMS database. GTE shall provide error reports from the ALI/DMS data base to AT&T immediately after AT&T inputs information into the ALI/DMS data base. Alternately, AT&T may utilize GTE to enter customer information into the data base on a demand basis, and validate customer information on a demand basis.

11.6.2. The ALI/DMS database shall contain the following customer information:

11.6.2.1.      Name;

11.6.2.2.      Address;

11.6.2.3.      Telephone number; and

11.6.2.4. Other information as appropriate (e.g., Whether a customer is blind or deaf or has another disability).

11.6.2.5. When GTE is responsible for administering the ALI/DMS database in its entirety, ported number NXXs entries for the ported numbers should be maintained unless AT&T requests otherwise and shall be updated if AT&T requests.

11.6.2.6. When Remote Call Forwarding (RCF) is used to provide number portability to the local customer and a remark or other appropriate field information is available in the database, the shadow or "forwarded-to" number and an indication that the number is ported shall be added to the customer record.

                                                                    Attachment 2
                                                                         Page 55

11.6.2.7. If GTE is responsible for configuring PSAP features (for cases when the PSAP or GTE supports an ISDN interface) it shall ensure that CLASS Automatic Recall (Call Return) is not used to call back to the ported number.

11.7.          Interface Requirements.

11.7.1. The interface between the E911 Switch or Tandem and the ALI/DMS database for AT&T Customer shall meet industry standards.

               SCPs/Databases shall be equal to or better than all of the requirements for SCPs/Databases set forth in the following technical references:

               GR-246-CORE, Bell Communications Research Specification of Signaling System Number 7, ISSUE 1 (Bellcore, December 1995);

11.7.2. GR-1432-CORE, CCS Network Interface Specification (CCSNIS) Supporting Signaling Connection Control Part (SCCP) and Transaction Capabilities Application Part (TCAP). (Bellcore, March 1994);

11.7.3. GR-954-CORE, CCS Network Interface Specification (CCSNIS) Supporting Line Information Database (LIDB) Service 6, Issue 1, Rev. 1 (Bellcore, October 1995);

11.7.4. GR-1149-CORE, OSSGR Section 10: System Interfaces, Issue 1 (Bellcore, October 1995) (Replaces TR-NWT-001149);

11.7.5. GR-1158-CORE, OSSGR Section 22.3: Line Information Database 6, Issue (Bellcore, October 1995);

11.7.6. GR-1428-CORE, CCS Network Interface Specification (CCSNIS) Supporting Toll Free Service (Bellcore, May 1995); and

11.7.7. BOC Notes on the RLEC Networks, SR-TSV-002275, ISSUE 2, (Bellcore, April 1994).

11.8. Service Creation Environment and Service Management System (SCE/SMS) Advanced Intelligent Network (AIN) Access

11.8.1. SCE/SMS AIN Access shall provide AT&T the ability to create service applications in the GTE SCE and deploy those applications via the GTE SMS to the GTE SCP. This interconnection arrangement shall provide AT&T access to the GTE development environment and administrative system in a manner at least at parity with GTE's ability to deliver its own AIN-based services. SCE/SMS AIN Access is the provisioning of AIN functionality in a

                                                                    Attachment 2
                                                                         Page 56

               GTE local switch, development of service applications within the GTE Service Creation Environment, and deployment of service applications via the GTE Service Management System. See Figure 2 below.


                            [FIGURE 2 APPEARS HERE]


11.8.2. GTE shall make SCE hardware, software, testing and technical support (e.g., help desk, system administrator) resources available to AT&T. Scheduling of SCE resources shall allow AT&T at least equal priority to GTE.

11.8.3. The GTE SCE/SMS shall allow for multi-user access with proper source code management and other logical security functions as specified in the Security section of this Agreement.

11.8.4. The GTE SCP shall partition and protect AT&T service logic and data from unauthorized access, execution or other types of compromise.

11.8.5. GTE shall provide training, documentation, and technical support of AT&T development staff only in cases in which such training, documentation and technical support is not reasonably available from another source. If training, documentation or technical support is required in accordance with this section, it will be provided in a manner at least at parity with that provided by GTE to its development staff.

                                                                    Attachment 2
                                                                         Page 57

11.8.6. When AT&T selects SCE/SMS AIN Access, GTE shall provide for a secure, controlled access environment on-site and if and when available to GTE, via remote data connections (e.g., dial up, LAN, WAN).

11.8.7. When AT&T selects SCE/SMS AIN Access, GTE shall allow AT&T to download data forms and/or tables to GTE SCP via GTE SMS without intervention from GTE (e.g., service customization and customer subscription); provided, however, that AT&T may not download a customized service until such service has met GTE's certification standards.

11.8.8. SCPs/Databases shall offer SCE/SMS AIN Access in accordance with the requirements of: GR-1280-CORE, AIN Service Control Point
               (SCP) Generic Requirements.

12.            TANDEM SWITCHING

12.1.          Definition:

               Tandem Switching is the function that establishes a communications path between two switching offices through a third switching office (the tandem switch).

12.2.          Technical Requirements

12.2.1. When the following capabilites are not available from the Local Switching network element, then they shall be provided by the tandem switch:

12.2.1.1.      Signaling to establish a tandem connection;

12.2.1.2.      Screening and routing;

12.2.1.3.      Recording of all billable events;

12.2.1.4. Tandem Switching shall provide Advanced Intelligent Network functionality supporting AIN features;

12.2.1.5.      Connectivity to Operator Systems; and

12.2.1.6. Tandem Switching shall provide access to the 800/888 database, and, when available, to the number portability database.

12.2.1.7. Tandem Switching shall provide all trunk interconnections discussed under the "Network Interconnection" section (e.g., SS7, MF, DTMF, DialPulse, PRI-ISDN, DID, and CAMA-ANI (if appropriate for 911));

                                                                    Attachment 2
                                                                         Page 58

12.2.1.8. Tandem Switching shall provide connectivity to PSAPs where 911 solutions are deployed and the tandem is used for 911; and

12.2.1.9. Tandem Switching shall provide connectivity to transit traffic to and from other carriers.

12.2.2. Tandem Switching shall accept connections (including the necessary signaling and trunking interconnections) between end offices, other tandems, IECS, ICOs, CAPs and CLEC switches.

12.2.3. Tandem Switching shall provide local tandeming functionality between two end offices including two offices belonging to different CLEC's (e.g., between an AT&T end office and the end office of another CLEC).

12.2.4. Tandem Switching shall preserve CLASS/LASS features and Caller ID as traffic is processed. Additional signaling information and requirements are provided in Section 10.

12.2.5. Tandem Switching shall record billable events and send them to the area billing centers designated by AT&T. Billing requirements are specified in Attachment 6 of this Agreement.

12.2.6. GTE shall perform routine testing and fault isolation on the underlying switch that is providing Tandem Switching and all its interconnections. When requested by AT&T, the results and reports of the testing shall be made available to AT&T. If AT&T requests testing and fault isolation which GTE does not provide for itself, AT&T shall pay all costs associated thereof to the extent that such costs are not otherwise included in the cost of the element.

12.2.7. GTE shall maintain AT&T's trunks and interconnections associated with Tandem Switching at least at parity to its own trunks and interconnections.

12.2.8. When requested by AT&T, GTE shall provide performance data regarding traffic characteristics or other measurable elements to AT&T for review. If AT&T requests performance data which GTE does not provide for itself, AT&T shall pay all costs associated thereof to the extent that such costs are not otherwise included in the cost of the element.

12.2.9. Tandem Switching shall control congestion using capabilities such as Automatic Congestion Control and Network Routing Overflow Congestion control provided or imposed on AT&T traffic shall be at parity with controls being provided or imposed on GTE traffic (e.g., GTE shall not block AT&T traffic and leave its traffic unaffected or less affected).

                                                                    Attachment 2
                                                                         Page 59

12.2.10. Tandem Switching shall route calls to GTE or AT&T endpoints or platforms (e.g., operator services and PSAPs) on a per call basis as designated by AT&T. AT&T shall pay costs associated therewith to the extent that such costs are not otherwise included in the cost of the element consistent with Part V of this Agreement. Detailed primary and overflow routing plans for all interfaces available within the GTE switching network shall be mutually agreed to by AT&T and GTE.

12.2.11. Tandem Switching shall process originating toll-free traffic received from an AT&T local switch.

12.2.12. The Local Switching and Tandem Switching functions may be combined in an office. If this is done, both Local Switching and Tandem Switching shall provide all of the functionality required of each of those Network Elements in this Agreement.

12.3.          Interface Requirements

12.3.1. Tandem Switching shall provide interconnection to the E911 PSAP where the underlying Tandem is acting as the E911 Tandem.

12.3.2. Tandem Switching shall interconnect, with direct trunks, to all carriers with which GTE interconnects.

12.3.3. GTE shall provide all signaling necessary to provide Tandem Switching with no loss of feature functionality.

12.3.4. Tandem Switching shall interconnect with AT&T's switch, using two-way trunks, for traffic that is transiting via the GTE network to intraLATA or intraLATA carriers. Subject to Attachment 15 and at AT&T's request, Tandem Switching shall record and keep records of traffic for billing.

12.3.5. At AT&T's request, Tandem Switching shall provide overflow routing of traffic from a given trunk group or groups onto another trunk group or groups according to the methodology that AT&T designates. In the event AT&T's request goes beyond what GTE provides for itself, AT&T shall pay costs associated therewith to the extent that such costs are not otherwise included in the underlying element charge.

12.3.6. Tandem Switching shall adhere to the Trunk Interface Requirements provided in the "Network Interconnection" section.

12.4. Tandem Switching shall meet or exceed (i.e., be more favorable to AT&T) each of the requirements for Tandem Switching set forth in the following technical references:

                                                                    Attachment 2
                                                                         Page 60

12.4.1. Bell Communications Research TR-TSY-000540 issue 2R2, Tandem Supplement, 6/l/90;

12.4.2.        GR-905-CORE covering CCSNIS; and

12.4.3. GR-1429-CORE for call management features; and GR-2863-CORE and GR-2902-CORE covering CCS AIN interconnection.

13.            ADDITIONAL REQUIREMENTS

               This Section 13 of Attachment 2 sets forth the additional requirements for unbundled Network Elements which GTE agrees to offer to AT&T under this Agreement.

13.1.          Cooperative Testing

13.1.1.        Definition:

               Cooperative Testing means that GTE shall cooperate with AT&T upon request or as needed to (1) ensure that the Network Elements and Ancillary Functions and additional requirements being provided to AT&T by GTE are in compliance with the requirements of this Agreement; and (2) test the overall functionality of various Network Elements and Ancillary Functions provided by GTE to AT&T in combination with each other or in combination with other equipment and facilities provided by AT&T or third parties, and
               (3) ensure that all operational interfaces and processes are in place and functioning properly and efficiently for the provisioning and maintenance of Network Elements and Ancillary Functions and so that all appropriate billing data can be provided to AT&T:

13.1.2.        Requirements

               Within sixty (60) days of the Effective Date of this Agreement, AT&T and GTE will agree upon a process to resolve cooperative testing issues and technical issues relating to interconnection of AT&T's network to GTE's network and Network Elements and Ancillary Functions. The agreed-upon process shall include procedures for escalating disputes and unresolved issues up through higher levels of each company's management. If AT&T and GTE do not reach agreement on such a process within sixty (60) days, any issues that have not been resolved by the parties with respect to such process shall be submitted to the ADR procedures set forth in Section 14 and Attachment 1 of this Agreement unless both Parties agree to extend the time to reach agreement on such issues.

                                                                    Attachment 2
                                                                         Page 61

13.1.2.1. GTE shall provide to AT&T the same type and quality of loop testing information that it provides to itself. Where GTE develops loop testing information as a matter of course, it will make that information available to AT&T where such information is relevant to AT&T's business. Where GTE maintains the internal discretion to test loops as needed, GTE will provide similar testing discretion to AT&T.

13.2.          Performance

13.2.1.        Scope:

               This section addresses performance requirements for Network Elements and Ancillary Functions to provide local service. It includes requirements for the reliability and availability of Network Elements and Ancillary Functions, and quality parameters such as transmission quality (analog and digital), and speed (or delay). In addition, an overview of service performance requirements is given.

13.2.1.1. The General Performance Requirements in this section apply to all aspects of Network Elements and Ancillary Functions. Additional requirements are given in this performance section and in the individual Network Elements sections.

13.2.1.2. GTE shall work cooperatively with AT&T to determine appropriate performance allocations across Network Elements.

13.2.2.        This section left intentionally blank.

13.2.3. GTE shall provide performance equal to or better than all of the requirements set forth in the following technical references:

13.2.3.1.      Bell Communications Research, Inc.  Documents;

13.2.3.1.1. FR-64, LATA Switching Systems Generic Requirements (LSSGR). This document contains 117 Technical References and Generic Requirements. Sections provide the requirements for local switching systems (also referred to as end offices) that serve customers' lines. Some modules of the LSSGR are also referenced separately in this document;

13.2.3.1.2. TR-NWT-000499, Issue 5, Rev 1, April 1992, Transport Systems Generic Requirements (TSGR): Common Requirements;

13.2.3.1.3. TR-NWT-000418, Issue 2, December 1992, Generic Reliability Assurance Requirements For Fiber Optic Transport Systems;

                                                                    Attachment 2
                                                                         Page 62

13.2.3.1.4. TR-NWT-000057, Issue 2, January 1993, Functional Criteria for Digital Loop Carriers Systems;

13.2.3.1.5.    TR-NWT-000507, Issue 5, December 1993, LSSGR - Transmission,
               Section 7;

13.2.3.1.6. GR-303-CORE, Issue 1, September 1995, Integrated Digital Loop Carrier System Generic Requirements, Objectives, and Interface;

13.2.3.1.7.    GR-334-CORE, Issue 1, June 1994, Switched Access Service:
               Transmission Parameter Limits and Interface Combinations;

13.2.3.1.8. TR-NWT-000335, Issue 3, May 1993, Voice Grade Special Access Services - Transmission Parameter Limits and Interface Combinations;

13.2.3.1.9.    TR-TSY-000529, Issue 2, July 1987, Public Safety - LSSGR;

13.2.3.1.10. GR-1158-CORE, Issue 2, October 1995, OSSGR Section 22.3: Line Information Database;

13.2.3.1.11. TR-TSY-000511, Issue 2, July 1987, Service Standards, a Module (Section 11) of LATA Switching Systems Generic Requirements (LSSGR, FR-NWT-000064);

13.2.3.1.12. TR-NWT-000393, January 1991, Generic Requirements for ISDN Basic Access Digital Subscriber Lines;

13.2.3.1.13. TR-NWT-000909, December 1991, Generic Requirements and Objectives for Fiber In The Loop Systems;

13.2.3.1.14.   TR-NWT-000505, Issue 3, May 1991, LSSGR Section 5, Call
               Processing;

13.2.3.1.15. FR-NWT-000271, 1993, Operator Services Systems Generic Requirements (OSSGR);

13.2.3.1.16. TR-NWT-001156, Issue 2, July 1993, OSSGR Operator Services Systems Generic Requirements, Section 21, Operator Subsystem,

13.2.3.1.17. SR-TSY-001171, Issue 1, January 1989, Methods and Procedures for System Reliability Analysis; and

13.2.3.1.18.   Bellcore Telecommunications Transmission Engineering, 3rd Ed,
               1990.

13.2.3.2.      ANSI Standards

                                                                    Attachment 2
                                                                         Page 63

13.2.3.2.1. ANSI T1.512-1994, Network Performance - Point-to-Point Voice-Grade Special Access Network Voiceband Data Transmission Objectives;

13.2.3.2.2. ANSI T1.506-1990, Network Performance - Transmission Specifications for Switched Exchange Access Network;

13.2.3.2.3. ANSI T1.508-1992, Telecommunications - Network Performance - Loss Plan for Evolving Digital Networks. Also supplement Tl.508a-1993; and

13.2.3.2.4.    ANSI T1.101-1994, Digital Synchronization Network Plan.

13.2.3.3.      TIA/EIA Standards

13.2.3.3.1. Requirements not specifically addressed here shall be found in the documents listed in Electronic Industries
               Association/Telecommunications Industries Association Standards and Engineering Publications;

13.2.3.3.2. TIA/EIA TSB-37A, Telephone Network Transmission Model for Evaluating Modem Performance; and

13.2.3.3.3 TIA/EIA TSB-38, Test Procedure for Evaluation of 2-wire 4 kHz Voiceband Duplex Modems.

13.2.3.4.      IEEE Standards

13.2.3.4.1. IEEE Standard 743-1984, IEEE Standard Methods and Equipment for Measuring Transmission Characteristics of Analog Voice Frequency Circuits; and

13.2.3.4.2. ANSI/IEEE Standard 820-1984, Telephone Loop Performance Characteristics.

13.2.3.5.      AT&T Standards

13.2.3.5.1.    Outside Plant Engineering Handbook, August 1994.

13.2.3.5.2. AT&T Pub. 60220, Issue 1, April 1991, 5ESS OSPS Interface Technical Specification for Domestic Toll And Assistance Applications,

13.2.3.5.3. AT&T Technical Reference TR 43202, May 1985, AT&T Analog Voice Total and Coordinated Services;

13.2.3.5.4. AT&T Technical Reference TR 41458, April 1990, Special Access Connection to the AT&T Network;

                                                                    Attachment 2
                                                                         Page 64

      13.2.3.5.5. AT&T Technical Reference TR 62415, June 1989, Access Specification For High Capacity (DS1/DS3) Dedicated Digital Service. Also TR 62415A2 November 1990, and TR 62415A3 July 1992 which are addenda to TR 62415;

      13.2.3.5.6. AT&T Technical Reference TR 54016, September 1989, Requirements For Interfacing Digital Terminal Equipment To Services Employing The Extended Superframe Format;

      13.2.3.5.7. AT&T Technical Reference TR 62411, December 1990, ACCUNET T1.5 Service Description And Interface Specification. Also Addendum 1 March 1991 and Addendum 2 October 1992;

      13.2.3.5.8. AT&T Technical Reference TR 62421, December 1989, ACCUNET Spectrum of Digital Services Description And Interface Specification. Also TR 62421A Addendum 2 November 1992;

      13.2.3.5.9. AT&T Data Communications Technical Reference TR 62310, August 1993, DS0 Digital Local Channel Description And Interface Specification. Also Addendum 2 November 1992;

      13.2.3.5.10. AT&T Technical Reference TR 54014, 1992, ACCUNET T45 and T45 Reserved Services - Service Description And Interface Specification; and

      13.2.3.5.11. AT&T Technical Reference TR 54018, most current issue, ACCUNET Tl55 Service Description And Interface Specification.

      13.2.4. Specific Performance Requirements for Network Elements and Ancillary Functions

      13.2.4.1. The following sections itemize performance parameters for Network Elements and Ancillary Functions. GTE shall provide performance equal to or better than all of the requirements set forth in this Section. Unless noted otherwise, requirements and objectives are given in terms of specific limits. This means that all tests (acceptance and ongoing performance) shall meet the limit(s) to satisfy the requirement.

      13.2.4.2.      Performance Allocation Transmission path impairments may be
                     ----------------------
                     classified as either analog or digital, and will depend on the nature of the signal transmitted across the Network Element. Analog impairments are introduced on any analog portion of the loop, typically between the NID portion of Loop Distribution and the analog to digital (A/D) conversion, and are usually correlated with the length of the physical plant. Digital impairments are introduced by A/D conversion and by interfaces between digital Network Elements. In addition, noise can be introduced by either analog transmission or the A/D conversion.

                                                                    Attachment 2
                                                                         Page 65

      13.2.4.3.          Loop Combination Architecture Constraints

      13.2.4.3.1. The following constraints will limit not only the variety of Loop Combination architectures that may be considered, but also the architectures GTE may consider to deliver any Ancillary Function or Network Element. These constraints apply to the entire path between the NID portion of Loop Distribution and the GTE switch. Any exceptions to these restrictions shall be specifically requested or approved by AT&T in writing.

      13.2.4.3.1.1.      No more than 1 A-D conversion;

      13.2.4.3.1.2.      No more than 1, 2-to-4-wire hybrid;

      13.2.4.3.1.3.      No voice compression;

      13.2.4.3.1.4.      No echo cancelers or suppressers;

      13.2.4.3.1.5.      One digital loss pad per PBX;

      13.2.4.3.1.6.      No digital gain; and/or

      13.2.4.3.1.7. No additional equipment that might significantly increase intermodulation distortion.

      13.2.4.4.          Transmission Impairments

      13.2.4.4.1.        Analog Impairments Analog impairments are those
                         ------------------
                         introduced on portions of the end-to-end circuit on which communications signals are transmitted in analog format. These portions of the transmission path would typically be between NID and an A/D conversion, most commonly on the metallic loop. The performance on the analog portion of a circuit is typically inversely proportional to the length of that circuit.

      13.2.4.4.1.1.      Loss

      13.2.4.4.1.1.1. Electrical loss is measured using a 1004 Hz 0.0dB one Milliwatt 900 ohm test tone.

      13.2.4.4.1.1.2. Off-hook electrical loss between the NID and the switch shall be no more than 8.0 dB for any line, and the mean value for all lines shall be 3.5 dB +/- 0.5 dB.
                         On-hook electrical loss between the NID and the switch shall be no more than 4.0 dB above the off-hook electrical loss for any line.

      13.2.4.4.1.2.      Idle Channel Circuit Noise

      13.2.4.4.1.2.1. Idle channel circuit noise (C-message) is added by analog facilities, by the A/D conversion of signals, by digital processing

                                                                    Attachment 2
                                                                         Page 66

                         equipment (e.g. echo cancelers, digital loss pads), robbed bit signaling, and errors on digital facilities.

      13.2.4.4.1.2.2. Idle channel circuit noise shall be less than or equal to 18 dBrnC.

      13.2.4.4.1.3.      Talker Echo

      13.2.4.4.1.3.1. The primary source of echo is improper impedance-matching at the 2-to-4 wire hybrid in the GTE network. The impact on customer perception is a function of both echo return loss and delay.

      13.2.4.4.1.3.2. Echo Return Loss (ERL) shall be greater than 26dB to a standard termination (900 ohms, 2.16 mFd), and greater than 14 dB to a telephone set off-hook. Singing Return Loss (SRL) shall be greater than 21dB to a standard termination, and greater than 11 dB to a telephone set off-hook.

      13.2.4.4.1.4.      Listener Echo

                         Listener echo is a double reflection of a transmitted signal at two different impedance mismatches in the end-to-end connection. While in extreme cases it can degrade voice transmission performance, listener echo is primarily an issue for voiceband data. The requirements on Talker Echo shall apply to Listener Echo.

      13.2.4.4.1.5.      Propagation and Processing Delay

      13.2.4.4.1.5.1. Propagation delay is the delay involved in transmitting information from one location to another. It is caused by processing delays of equipment in the network and delays associated with traveling across transmission facilities.

      13.2.4.4.1.5.2. GTE shall cooperate with AT&T to limit total service propagation and processing delay to levels at parity with that within the GTE local network.

      13.2.4.4.1.6.      Signal-to-Noise Ratio

      13.2.4.4.1.6.1. The Signal-to-Noise Ratio (S/N) is a critical parameter in determining voiceband data performance. It is typically measured with a 1004 Hz tone.

      13.2.4.4.1.6.2. GTE must provide on the Loop Combination a signal-to-noise ratio of at least 37 dB between the NID and the end office.

      13.2.4.4.1.7.      C-Notched Noise

                         The requirements for Signal-to-Noise Ration shall apply to C-Notched Noise.

                                                                    Attachment 2
                                                                         Page 67

      13.2.4.4.1.8.      Attenuation Distortion

      13.2.4.4.1.8.1. Attenuation distortion, also known as frequency distortion or gain slope, measures the variations in loss at different frequencies across the voice frequency spectrum (200 Hz - 3400 Hz). It is measured by subtracting the loss at 1004 Hz from the loss at the frequency of interest.

      13.2.4.4.1.8.2. Attenuation distortion from the NID to the switch shall be within the range (pound) 0.5 dB for frequencies between 304 and 3004 Hz; from the switch to NID attenuation distortion shall be within the range (pound) 0.5 dB for frequencies between 204 Hz and 3004 Hz. In addition, attenuation distortion shall remain within the range +1dB/-3dB for frequencies between 200 Hz and 3500 Hz.

      13.2.4.4.1.9.      Envelope Delay Distortion

      13.2.4.4.1.9.1. Envelope Delay Distortion (EDD) measures the difference in transit time of signals at different frequencies. EDD is measured relative to the transit time of a 1704 Hz. tone, and is given in microseconds. EDD is used as an approximation of the group delay of the channel.

      13.2.4.4.1.9.2. EDD shall be: 1704 Hz to 604 Hz - less than or equal to 350 msec.; 1704 Hz to 2804 Hz - less than or equal to 195 msec.; 1704 Hz.to 204 Hz - less than or equal to 580 msec.; 1704 Hz to 3404 Hz - less than or equal to 400 msec.


      13.2.4.4.1.10.     Phase Jitter

      13.2.4.4.1.10.1. Phase jitter measures the unwanted angular modulation of a signal. It is caused by noise or the actual modulation of the signal by another unwanted signal. It displaces the zero crossings of a signal. It is measured in terms of peak-to-peak deviations of a 1004 Hz tone from its nominal zero crossings, and in a particular frequency band (20-300 Hz and either 4-300 Hz or 2-300 Hz). Phase jitter impacts voiceband data performance and can make modems more susceptible to other impairments, including noise.

      13.2.4.4.1.10.2. From the NID to the interexchange carrier point of termination, phase jitter shall be less than 1.5 degrees point-to-point in the 20-300 Hz band, and less than 1.8 degrees point-to-point in the 4-300 Hz band.

      13.2.4.4.1.11.     Amplitude Jitter

      13.2.4.4.1.11.1. Amplitude jitter is any deviation of the peak value of a 1004 Hz signal from its nominal value. Excessive amounts can impair voiceband data performance. It is primarily caused by noise but can also be caused by phase jitter, gain hits, or single frequency interference.

                                                                    Attachment 2
                                                                         Page 68

      13.2.4.4.1.11.2. In NID-interexchange carrier point of termination, less than or equal to 2.5% of amplitude jitter is permitted in the 20-300 Hz band and less than or equal to 2.9% in the 4-300 Hz band.

      13,2.4.4.1.12.     Intermodulation Distortion

      13.2.4.4.1.12.1. lntermodulation distortion (IMD) measures non-linear distortions of a signal. It compares the power of harmonic tones to the power of the transmitted tones. It is measured for both the 2nd and 3rd harmonics of the transmitted tones. IMD is caused by compression or clipping and can impair voiceband data performance.

                         Both 2nd and 3rd order IMD between the NID and end office must be greater than or equal to 52dB.

      13.2.4.4.1.13.     Impulse Noise

      13.2.4.4.1.13.1. Impulse noise is a sudden and large increase in noise on a channel for a short duration of time. Impulse noise is measured as a count of the number of times a noise threshold is exceeded during a given time period (typically 5 or 15 minutes). It is caused by protection switching, maintenance activities, electromechanical switching systems, digital transmission errors, and line coding mismatches. Impulse noise sounds like clicking noises or static on voice connections. Impulse noise impairs voiceband data performance.

      13.2.4 4.1.13.2.   The NID to interexchange carrier point of termination
                         portions of connections shall introduce no impulse noise events within 6 dB of the received signal power on 93% of all 15 minute connections. In addition, there shall be no more than 1 impulse noise event within 6 dB of the received signal power during any 30-minute period.

      13.2.4.4.1.14.     Phase Hits

      13.2.4.4.1.14.1. Phase hits are a sudden change in the phase of a signal lasting at least 4 msec. Phase hits are measured using a threshold which indicates how much the phase of the signal has changed with respect to its nominal phase. Phase hits are caused by protection switching and slips or other synchronization errors. Phase hits can impair voiceband data performance.

      13.2.4.4.1.14.2. Between the NID and interexchange carrier point of termination, 99.75% of all 15-minute connections shall have no phase hits exceeding 10 degrees. In addition, there shall be no more than 1 phase hit exceeding 10 degrees in any 30-minute period.

      13.2.4.4.1.15.     Gain Hits

                                                                    Attachment 2
                                                                         Page 69

      13.2.4.4.1.15.1. Gain hits are sudden changes in the level of a signal that last at least 4 msec. Gain hits are measured against a threshold of typically 2-5 dB relative to the signal's nominal level. Gain hits are usually caused by protection switches and can impair voiceband data performance.

      13.2.4.4.1.15.2. Between the NID and the interexchange carrier point of termination, 99.5% of all 15-minute connections shall have no gain hits exceeding 3 dB. In addition, there shall be no more than 1 gain hit exceeding 3 dB in any 30-minute period.

      13.2.4.4.1.16.     Dropouts

      13.2.4.4.1.16.1. Dropouts are drops in the level of a signal of 12 dB or more for at least 4 msec. They are caused by protection switching events, radio fading, and conditions causing digital carrier systems to lose frame. Dropouts are critical for voiceband data performance but, if severe enough, will also affect voice quality.

      13.2.4.4.16.2. Between the NID and the interexchange carrier point of termination, 99.9% of all 15-minute connections shall have no dropouts and in addition, no connection shall suffer more than 1 dropout in any 60-minute period.

      13.2.4.4.1.17.     Frequency Shift

      13.2.4.4.1.17.1. Frequency shift measures any frequency changes that occur when a signal is transmitted across a channel. It is typical measured using a 1004 Hz tone. Frequency shift has very little impact on voice or voiceband data performance; however, round-trip frequency shifts can affect the ability of echo cancelers to remain converged.

      13.2.4.4.1.17.2. No more than 0.2 Hz frequency shift shall be on any connection. In addition, 99.5% of all calls shall have frequency shift less than 0.1 Hz.

      13.2.4.4.1.18.     Crosstalk

      13.2.4.4.1.18.1. Crosstalk is the presence of signals from other telephone connections on a circuit. Crosstalk can be either intelligible, when speech from other connections can be heard and understood, or unintelligible. Crosstalk is caused by inter-channel interference on the transmission system. Crosstalk is difficult to measure: it requires correlating signals on different circuits or using human listeners to identify its presence. Trouble reports may be used to estimate the probability of crosstalk.

                                                                    Attachment 2
                                                                         Page 70

      13.2.4.4.1.18.2. 99% of Loop Combinations shall have probability less than or equal to 0.1% of experiencing crosstalk exceeding -65 dBmO.

      13.2.4.4.1.19.     Clipping

      13.2.4.4.1.19.1. Clipping occurs when part of a transmitted signal is dropped and does not reach the receiving portion on a connection. It can be caused by Digital Speech Interpolation (DSI) equipment used in Digital Circuit Multiplication Systems (DCMS) which increase the amount of traffic that transmission facilities carry, and by echo cancelers or echo suppressers.

                         No clipping incidents shall occur on any call.

      13.2.4.4.2.        Digital Impairments

                         Digital impairments occur in the signal wherever it is transmitted in digital format. These errors are usually introduced upon conversion of the signal from analog to digital, as well as at interfaces between digital components. While many digital impairments have little impact on subjective voice quality, they can impact voiceband data performance.

      13.2.4.4.2.1       Signal Correlated Distortion

      13.2.4.4.2.1.1. Signal correlated distortion (SCD) is unwanted noise or distortion introduced into a signal through the conversion of a signal from analog to digital format or through digital processing that changes the transmitted signal. SCD affects performance when a sign is being transmitted. The primary sources of SCD are signal encoders, echo cancelers, digital loss pads, and robbed bit signaling. SCD affects both voice and voiceband data performance.

      13.2.4.4.2.1.2.    The NID-to-end-office connection shall allow:

      13.2.4.4.2.1.2.1. A maximum of 1 A/D conversion, using 64Kbps m-law (m=255) PCM;

      13.2.4.4.2.1.2.2.  No voice compression;

      13.2.4.4.2.1.2.3.  No echo cancellation; and

      13.2.4.4.2.1.2.4.  Robbed bit signaling only if SS7 or ISDN are not used.

      13.2.4.4.2.2.      Slips

      13.2.4.4.2.2.1. Slips occur when a frame of digital data is either deleted or repeated because of differences in the clocks used to synchronize

                                                                    Attachment 2
                                                                         Page 71

                         digital facilities. Slips sound like clicks or pops on voice calls and have major impact on voiceband data performance.

     13.2.4.4.2.2.2. The NID-to-interexchange carrier point of termination portion of connections shall have fewer than 0.45 slips every 24 hours on average.

     13.2.4.4.2.3.       Digital Timing Jitter and Wander

     13.2.4.4.2.3.1. Digital timing jitter is the unwanted phase modulation of digital signals at rates above 10 Hz. Wander is the unwanted phase modulation of digital signals at rates below 10 Hz. Digital timing jitter is caused by imperfections in the timing recovery process of repeaters and the stuffing synchronization process used by multiplexer/demultiplexers. Wander is caused by slowly varying changes in digital signal phase due to clock frequency offset and drift, changes in propagation delay of terrestrial facilities due to temperature changes and changes in the distance of satellites from the earth. These events have a major impact on voiceband data performance.

     13.2.4.4.2.3.2. The maximum digital timing jitter allowed in the 10 Hz to 8 kHz frequency band at any network interface or any terminal equipment in the network is 5 Unit Intervals
                         (UI). The maximum digital timing jitter allowed in the 8 kHz to 40 kHz frequency band is 0.1 UI. The objective for wander is less than 28 UI at any network interface or terminal equipment.

     13.2.4.4.2.4.       DS-1 Errored Seconds

     13.2.4.4.2.4.1. An Errored Second (ES) on a DS-1 facility is any second during which at least 1 bit is in error. The impact of an ES on performance depends on the number of errors that occur during a second. Typically, voice performance is not significantly impacted by ES but they can cause errors in voiceband data transmissions.

     13.2.4.4.2.4.2. Each GTE network shall have less than 20 ESs per 24 hour period.

     13.2.4.4.2.5.       DS-1 Severely Errored Seconds

     13.2.4.4.2.5.1. A Severely Errored Second (SES) is any second during which a DS-1 has an error rate exceeding 0.001. An SES can be caused by a loss of framing, a slip, or a protection switch. SESs have impacts on both voice and voiceband data performance. For voice, an SES will sound like a burst of noise or static. SESs that occur during a voiceband data transmission cause a significant burst of errors and can cause modems to retrain.

                                                                    Attachment 2
                                                                         Page 72

     13.2.4.4.2.5.2. The digital portion of each NID to POP connection shall have less than 2 SESs per 24 hour period.

     13.2.4.4.2.6.       Short Failure Events

     13.2.4.4.2.6.1. A Short Failure Event (SFE) is a Loss of Frame (LOF) event of less than two minutes duration. An LOF event is declared when, on detection of a Loss of Signal
                         (LOS) or Out-of-Frame (OOF), a rise-slope-type integration process starts that declares a LOF after 2.5+/-0.5 sec. of continuous LOS or OOF. If the LOS or OOF is intermittent, the integration process shall decay at a slope of 1/5 the rise slope during the period when the signal is normal. Thus, if the ratio of a LOS or OOF to a normal signal is greater than 1/2, a LOF will be declared. A LOS condition shall be declared when the Network Channel Terminating Equipment has determined that 175+/-75 successive pulse positions with no pulses of either positive or negative polarity have occurred. An OOF condition shall be declared when either Network equipment or Digital Terminal Equipment detects errors in the framing pattern.

     13.2.4.4.2.6.2.     There shall be less than 1 SFE per month.

     13.2.4.5.           Service Availability and Reliability

                         Availability refers to the time period during which the service is up and usable for its intended purpose. Reliability refers to the probability that a task will be completed successfully, given that it is successfully begun.

     13.2.4.5.1.         Blocked Calls

     13.2.4.5.1.1. Blocking is the fraction of call origination attempts denied service during a stated measurement period. Blocking occurs because of competition for limited resources within the network.

     13.2.4.5.1.2. For intraLATA toll service as well as for local exchange service, the blocking level from originating network interface (NID) to terminating NID shall not exceed 1% in any hour, except under conditions of service disruption. For access to or egress from the AT&T long distance network, the blocking rate shall not exceed 0.5% in any hour, except under conditions of service disruption.

     13.2.4.5.2.         Blocked Dial Tone

     13.2.4.5.2.1. Blocked dial tone occurs when the subscriber does not receive dial tone within three (3) seconds of going off-hook.

     13.2.4.5.2.2. Customers shall not experience more than 0.1% dial tone blocking during average busy season busy hour (ABSBH).

                                                                    Attachment 2
                                                                         Page 73

     13.2.4.5.3.         Downtime

                         Downtime is the period of time that a system is in a failed state.

     13.2.4.5.3.1. The average downtime for all subscriber Loop Combinations shall be less than forty-nine (49) minutes per year. The maximum downtime for 99% of all subscriber Loop Combinations shall be less than seventy-four (74) minutes per year.

     13.2.4.5.3.2. The average downtime for an end office switch shall be less than three (3) minutes per year. The average downtime for individual trunks shall be less than twenty-eight (28) minutes per year. The average downtime for digital trunk groups shall be less than twenty (20) minutes per year. The average downtime for an individual line appearance at the switch shall be less than twenty-eight (28) minutes per year. The average downtime for a Remote Terminal (RT) shall be less than seventeen (17) minutes per year. The average downtime for an individual line on a Remote Terminal
                         (RT) shall be less than thirteen (13) minutes per year.

     13.2.4.5.3.3. The mean time to repair (MTTR) of any equipment at an attended site shall be less than three (3) hours. The mean time to repair (MTTR) of any equipment at an unattended site shall be less than four (4) hours. 95% of all repairs to the network interface (NID) shall be completed within twenty-four (24) hours.

     13.2.4.5.3.4. There shall be no downtime due to power failures at the switch.

     13.2.4.5.3.5. The probability of a stable call being cut off shall be less than twenty (20) cutoffs per one million 1 minute calls.

     13.2.4.5.3.6. The rate of ineffective machine attempts at the end office shall be less than 0.0005 (5 failures per 10,000 call attempts).

     13.2.4.5.3.7. GTE shall meet all requirements for private line services in TRNWT-000335, ANSI Tl.512-1994, and AT&T Technical References as listed in this Section 13.2.

     13.2.4.5.4.         Dial Tone Delay

     13.2.4.5.4.1. Dial-Tone Delay is the time period between a customer off-hook and the receipt of dial tone from an originating end office. Dial-Tone Delay has a significant effect on customer opinion of service quality.

     13.2.4.5.4.2. The average dial-tone delay shall not exceed 0.6 seconds. At most 0.5% of calls during the average-season busy hour (ABSBH) shall experience dial-tone delay greater than three (3) seconds. At most 8% of calls during the ten-high-day busy hour (THDBH) shall

                                                                    Attachment 2
                                                                         Page 74

                         experience dial-tone delay greater than three (3) seconds. At most 10% of calls during the high-day busy hour (HDBH) shall experience dial-tone delay greater than three (3) seconds.

     13.2.4.5.5.         Dial Tone Removal

     13.2.4.5.5.1. Dial tone removal is the time between recognition of the first address digit to the removal of dial tone on the line.

                         The maximum dial tone removal interval shall be less than or equal to 500 milliseconds.

     13.2.4.5.6.         Post Dial Delay

     13.2.4.5.6.1. Post Dial Delay (PDD) is the amount of time a caller must wait after entering or dialing the last digit of a Destination Telephone Number (DTN) before hearing a valid audible network response. The PDD for an end user is measured from the time the caller has pressed or dialed the last digit of a DTN until receipt of an audible network response.

     13.2.4.5.6.2. The requirements given reflect an end-to-end CCS7 protocol for AT&T end users. Where a mixture of CCS7 and inband (MF) signaling protocols are employed, an increase in the PDD can be expected.

     13.2.4.5.6.2.1.     PDD 1 - A - Intra AT&T LSO

     13.2.4.5.6.2.1.1. lntra-LSO calls do not employ external signaling protocols. The PDD for intra-LSO calls flows are dependent upon the processor cycle time and traffic load conditions. This PDD is assumed to be between customers on the same AT&T LSO, between the Remote Switch Modules (RSMs) on the same HOST, or between an RSM and 5ESS Host customers.

     13.2.4.5.6.2.1.2. The objective for intra-LSO PDD is less than 310 milliseconds for 50% of all calls and less than 460 milliseconds for 95% of all calls.

     13.2.4.5.6.2.2.     PDD1 - B - AT&T LSO to Another AT&T Local LSO

     13.2.4.5.6.2.2.1. The signaling protocols from an AT&T LSO to another AT&T LSO are assumed to employ out-of-band Common Channel Signaling System 7 (CCS7) format. Local calls, that is, calls from an AT&T LSO to another AT&T LSO are assumed to have no more than one pair of Signaling Transfer Point Switches (STPSs) and no more than one data base dip.

                                                                    Attachment 2
                                                                         Page 75

     13.2.4.5.6.2.2.2. This PDD is expected to be better than the AT&T Long Distance objective with an average PDD of less than or equal to .870 seconds with 95% less than or equal to 1.34 seconds.

     13.2.4.5.6.2.3.      PDD1 - C - AT&T LSO to Other LSO

     13.2.4.5.6.2.3.1. Calls from an AT&T LSO to other LSOs are dependent upon the interface agreements between AT&T and the LSO service provider and may employ CCS7, inband (MF) or a combination of both protocols.

     13.2.4.5.6.2.3.2. Calls from an AT&T LSO to another LSO via the Public Switched Telecommunications Network (PSTN), using end-to-end CCS7 signaling protocols, can expect to meet the AT&T PDD objectives of an average of 2.0 seconds with 95% in less than or equal to 2.5 seconds.
                          Calls from an AT&T LSO via the PSTN to LSOs outside the local service area are assumed to use CCS7 signaling protocols to the AT&T #4ESS. The egress signaling protocols from the AT&T Switched Network
                          (ASN) to the many different local telephone company service providers however does not necessarily utilize CCS7 signaling. There are three basic egress signaling configuration. They are:

     13.2.4.5.6.2.3.2.1. Network Inter-Connect, CCS7 between AT&T and the local telephone company;

     13.2.4.5.6.2.3.2.2. Inband Multifrequency (MF) signaling protocols without a GTE egress tandem in the connection, and

     13.2.4.5.6.2.3.2.3. Inband MF signaling protocols with a GTE egress tandem in the connection.

     13.2.4.6.3.2.3.2.3.1 Calls from an AT&T LSO to other LSOs outside the local service area are assumed to have multiple STPSs for 1 + traffic in the access and ASN portion of the connection. The egress from the ASN for 1 + traffic is again dependent upon the interface agreements in that service area and may consist of CCS7 or inband MF protocols.

     13.2.4.6.3.2.3.2.3.2 Calls from an AT&T's LSO to another AT&T LSO with a mixture of CCS7 or all inband signaling protocols are expected to receive PDDs on the average of 2.9 seconds with 95% in greater than or equal to 6.5 seconds.

     13.2.4.5.6.2.4.      PDD2 - AT&T LSO to Operator Services

     13.2.4.5.6.2.4.1. The signaling protocols between an AT&T LSO and the AT&T ASN 5ESS(R) Operator Services Position Systems
                          (OSPS) will employ IN-band Feature Group C Modified Operator Services Multifrequency signaling format. As with 1 + traffic, the egress from

                                                                    Attachment 2
                                                                         Page 76

                         the ASN to the local service providers LSO is dependent upon the interface.

     13.2.4.5.6.2.5.     PDD2 - A - AT&T LSO to 5ESS(R) OSPS 0 Only

     13.2.4.5.6.2.5.1. When a "O" has been entered by the customer, timing is applied in the absence of a DTMF "#". If a "#" is not entered, the objective is for the timer to expire in 4 seconds +/- 1 second. After the timer has expired, or the "#" has been entered, the average PDD shall not exceed 2.2 seconds.

     13.2.4.5.6.2.6.     PDD2 - B - 0 Plus Calls

     13.2.4.5.6.2.6.1. On calls where analysis of the first 6 digits (area code + central office code) is required, the PDD shall not exceed 2.0 seconds on the average, and 2.5 seconds in 95% of all occurrences. For calls that require analysis of the 10-digits called number and the 7 digits of calling number (ANI, e.g. Automatic Charge Quotation Service) the PDD is expected to be 4.5 seconds on the average and less than 5.0 seconds in 95% of all occurrences. These delays are based on the calling customer receiving a network response as described above, specifically the calling card alerting tone from the 5ESS(R) OSPS. The remaining call completion PDD to the DTN, after the customer has completed the Operator Service function, will take the form of the PDDs discussed in PDD1-C.

     13.2.4.5.6.2.7.     Impact of Local Number Portability (LNP)

     13.2.4.5.6.2.7.1. Local Number Portability will increase PDDS. If a call forwarding option is used as an interim solution for LNP, the delay due to additional switching in the local access is estimated to be 0.3 seconds (mean) and 0.4 seconds (95th percentile) in addition to the PDDs described earlier. These estimates assumes CCS7 signaling between LSOs. If inband signaling is used between LSOs, the PDD will be increased by 1.9 to 3.6 (1.7+1.9) seconds compared to the PDDs provided in the section on Post Dial Delay.

     13.2.4.5.6.2.8.     Custom Local Area Subscriber Services (CLASS)

     13.2.4.5.6.2.8.1. CLASS (SM) features such as Calling Name Delivery can contribute to the PDD of a call. This delay is caused by the additional time (GTE option) before the ringing interval commences. This default delay is three (3) seconds. Optional settings are available in one (1) second intervals from 1 to 6 seconds. Calls to DTNs that have CLASS (SM) features, particularly with calling name delivery, can expect to experience from 1 to 6 seconds (3 seconds default) of additional PDD compared to the PDDs shown for PDD1-C.

     13.2.4.5.6.2.9.     Partial Dial Timing

                                                                    Attachment 2
                                                                         Page 77

     13.2.4.5.6.2.9.1. The interval between each information digit from a customer's line, until the LSO or switching system has determined that the digit string is incomplete.

     13.2.4.5.6.2.9.2. For customer lines, partial dial timing shall be greater than or equal to 16 seconds and less than or equal to 24 seconds. For trunks, inband signaling time-out shall be greater than or equal to 5 seconds and less than or equal to 20 seconds.

     13.2.4.5.6.2.9.3.   Local Switching

     13.2.4.5.6.2.9.3.1. GTE shall provide performance equal to or better than the requirements for Local Switching set forth in Bellcore LSSGR TRTSY-000511. PDD for connections to AT&T local operator services shall be no worse than Operator Services provided by GTE. Additionally, PDD from the Operator Services to destination numbers shall be no worse than that provided by GTE. PDD for connections to AT&T local directory services shall be no worse than directory services provided by GTE. Additionally, PDD from the directory system to destination numbers shall be no worse than that provided by GTE. Specific requirements for the Data Switching function of Local Switching are in Section
                         4.2. In all cases the performance of Data Switching shall meet the general requirements stated in "General Performance Requirements." Allocation of impairments shall be negotiated between AT&T and GTE.

     13.2.4.6.           Operator Systems

     13.2.4.6.1. Operator System connections shall comply with the requirements for the Loop Combination, Local Switching, Operator Service, and Directory Service requirements.

     13.2.4.7.           Common Transport

                         Specific requirements for this Network Element or Ancillary Function are in the Common Transport section. In all cases the performance of this Network Element shall meet the general requirements stated in "General Performance Requirements." Allocation of impairments shall be negotiated between AT&T and GTE.

     13.2.4.8.           Dedicated Transport

                         Specific requirements for this Network Element are in the Dedicated Transport section. In all cases the performance of this Network Element shall meet the general requirements stated in "General Performance Requirements." Allocation of impairments shall be negotiated between AT&T and GTE.

                                                                    Attachment 2
                                                                         Page 78

13.2.4.9.      Signaling Transfer Points

               Specific requirements for this Network Element are in the Signaling Transfer Points section. In all cases the performance of this Network Element shall meet the general requirements stated in "General Performance Requirements." Allocation of impairments shall be negotiated between AT&T and GTE.

13.2.4.10.     Signaling Link Transport

               Specific requirements for this Network Element are in the Signaling Link Transport section. In all cases the performance of this Network Element shall meet the general requirements stated in "General Performance Requirements." Allocation of impairments shall be negotiated between AT&T and GTE.

13.2.4.11.     SCPs/Databases

               The performance requirements for databases (LNP, LIDB, E911, etc.) vary depending on the database and the application(s) it supports. Database-specific performance requirements are included in the sections addressing individual Network Elements and in applicable Bellcore documents. In all cases, the query response time, availability, accuracy, updating capabilities and other performance parameters shall at least be at parity with those services as provided to GTE or other customer.

13.2.4.12.     Tandem Switching

               Specific requirements for this Network Element are in the Tandem Switching section. In all cases the performance of this Network Element shall meet the general requirements stated in "General Performance Requirements." Allocation of impairments shall be negotiated between AT&T and GTE.

13.3.          Protection, Restoration, and Disaster Recovery

13.3.1.        Scope:

               This Section refers specifically to requirements on the use of redundant network equipment and facilities for protection, restoration, and disaster recovery.

13.3.2.        Requirements

13.3.2.1. GTE shall provide to AT&T protection, restoration and disaster recovery capabilities at parity with those capabilities provided for GTE's own services, facilities and equipment (e.g., equivalent circuit pack protection ratios, facility protection ratios).

                                                                    Attachment 2
                                                                         Page 79

13.3.2.2. GTE shall provide to AT&T Network Elements and Ancillary Functions equal priority in protection, restoration and disaster recovery as provided to GTE's own services, facilities and equipment.

13.3.2.3. GTE shall provide to AT&T Network Elements and Ancillary Functions equal priority in the use of spare equipment and facilities as provided to GTE's own services, facilities and equipment.

13.3.2.4. GTE shall restore Network Elements which are specific to AT&T end user customers on a priority basis as AT&T may designate.

13.4.          Synchronization

13.4.1.        Definition:

               Synchronization is the function which keeps all digital equipment in a communications network operating at the same average frequency. With respect to digital transmission, information is coded into discrete pulses. When these pulses are transmitted through a digital communications network, all synchronous Network Elements are traceable to a stable and accurate timing source. Network synchronization is accomplished by timing all synchronous Network Elements in the network to a stratum 1 source so that transmission from these network points have the same average line rate.

13.4.2.        Technical Requirements

               The following requirements are applicable to the case where GTE provides synchronization to equipment that AT&T owns and operates within a GTE location. In addition, these requirements apply to synchronous equipment that is owned by GTE and is used to provide a Network Element to AT&T.

13.4.2.1. The synchronization of clocks within digital networks is divided into two parts: intra-building and inter-building. Within a building, a single clock is designated as the Building Integrated Timing Supply (BITS), which provides all of the DS1 and DS0 synchronization references required by other clocks in such building. This is referred to as intra-building synchronization. The BITS receives synchronization references from remotely located BITS. Synchronization of BITS between buildings is referred to as interbuilding synchronization.

13.4.2.2. To implement a network synchronization plan, clocks within digital networks are divided into four stratum levels. All clocks in strata 2, 3, and 4 are synchronized to a stratum 1 clock, that is, they are traceable to a stratum 1 clock. A traceable reference is a

                                                                    Attachment 2
                                                                         Page 80

               reference that can be traced back through some number of clocks to a stratum 1 source. Clocks in different strata are distinguished by their free running accuracy or by their stability during trouble conditions such as the loss of all synchronization references.

13.4.2.2.1.    Intra-Building

13.4.2.2.1.1. Within a building, there are different kinds of equipment that require synchronization at the DS1 and DSO rates. Synchronization at the DS1 rate is accomplished by the frequency synchronizing presence of buffer stores at various DS1 transmission interfaces. Synchronization at the DSO rate is accomplished by using a composite clock signal that phase synchronizes the clocks. Equipment requiring DSO synchronization frequently does not have adequate buffer storage to accommodate the phase variations among different equipment. Control of phase variations to an acceptable level is accomplished by externally timing all interconnecting DSO circuits to a single clock source and by limiting the interconnection of DSO equipment to less than 1,500 cable feet. Therefore, a BITS shall provide DS1 and composite clock signals when appropriate The composite signal is a 64-kHz 5/8" duty cycle, return to zero with a bipolar violation every eighth pulse
               (B8RZ).

13.4.2.2.2.    Inter-Building

13.4.2.2.2.1. GTE shall provide inter-building synchronization at the DS1 rate, and the BITS shall accept the primary and secondary synchronization links from BITS in other buildings. From hierarchical considerations, the BITS shall be the highest stratum clock within the building and GTE shall provide operations capabilities (this includes, but is not limited to: synchronization reference provisioning; synchronization reference status inquiries; timing mode status inquiries; and alarm conditions).

13.4.3.        Synchronization Distribution Requirements

13.4.3.1. Central office BITS shall contain redundant clocks meeting or exceeding the requirements for a stratum 2 clock as specified in ANSI T1.101-1994 and Bellcore TR-NWT-001244 Clocks for the Synchronized Network: Common Generic
               Criteria.

13.4.3.2. Central office BITS shall be powered by primary and backup power sources.

13.4.3.3. If both reference inputs to the BITS are interrupted or in a degraded mode (meaning off frequency greater than twice the minimum accuracy of the BITS, loss of frame, excessive bit errors or in Alarm Indication Signal), then the stratum clock in the BITS

                                                                    Attachment 2
                                                                         Page 81

              shall provide the necessary bridge in timing to allow the network to operate without a frame repetition or deletion (slip free) with better performance than one (1) frame repetition or deletion
              (slip) per week.

13.4.3.4. DS1s multiplexed into a SONET synchronous payload envelope within an STS-n (where n is defined in ANSI T1.105-1995) signal shall not be used as reference facilities for network synchronization.

13.4.3.5. The total number of Network Elements cascaded from the stratum 1 source shall be minimized.

13.4.3.6. A Network Element shall receive the synchronization reference signal only from another Network Element that contains a clock of equivalent or superior quality (stratum level).

13.4.3.7. GTE shall select for synchronization those facilities shown to have the greatest degree of availability (absence of outages).

13.4.3.8. Where possible, all primary and secondary synchronization facilities shall be physically diverse (this means the maximum feasible physical separation of synchronization equipment and cabling).

13,4.3.9.     No timing loops shall be formed in any combination of primary and secondary facilities.

13.4.3.10. An Operations Support System (OSS) shall continuously monitor the BITS for synchronization related failures or degradation.

13.4.3.11. An OSS shall continuously monitor all equipment transporting synchronization facilities for synchronization related failures or degradation.

13.4.3.12. For non-SONET equipment, GTE shall provide synchronization facilities which, at a minimum, comply with the standards set forth in ANSI T1.101-1994.

              For SONET equipment, GTE shall provide synchronization facilities that have time deviation (TDEV) for integration times greater than
              0.05 seconds and less than or equal to 10 seconds, that is less than or equal to 10 nanoseconds. TDEV, in nanoseconds, for integration times greater than 10 seconds and less than 1000 seconds, shall be less than 3,1623 times the square-root of the integration time. For example, for integration times of 25 seconds, TDEV shall be less than 15.8 nanoseconds.

13.5.         SS7 Network Interconnection

                                                                    Attachment 2
                                                                         Page 82

13.5.1.       Definition:

              Figure 3 depicts Signaling System 7 (SS7) Network Interconnection. SS7 Network interconnection is the interconnection of AT&T local Signalling Transfer Point Switches (STPS) and AT&T local or tandem switching systems with GTE STPSs. This interconnection provides connectivity that enables the exchange of SS7 messages among GTE switching systems and databases (DBs), AT&T local or tandem switching systems, and other third-party switching systems directly connected to the GTE SS7 network.


                           [FIGURE 3. APPEARS HERE]

                     FIGURE 3. SS7 NETWORK INTERCONNECTION

13.5.2.        Technical Requirements

13.5.2.1. SS7 Network Interconnection shall provide connectivity to all components of the GTE SS7 network. These include:

13.5.2.1.1. GTE local or tandem switching systems served by that STP only and converted to SS7 signaling;

13.5.2.1.2. GTE DBs directly connected to that STP with the exception of DB 800 which can be accessed through any STP; and

13.5.2.1.3. Other third-party local or tandem switching systems served by that STP only and converted to SS7 signaling.

                                                                    Attachment 2
                                                                         Page 83

13.5.2.2. The connectivity provided by SS7 Network Interconnection shall fully support the functions of GTE switching systems and DBs and access to AT&T or other third-party switching systems with A-link access to the GTE SS7 network.

13.5.2.3. In particular Figure 4 depicts a circumstance where SS7 Network Interconnection shall provide transport for certain types of Transaction Capabilities Application Part (TCAP) messages. If traffic is routed based on dialed or translated digits between an AT&T local switching system and a GTE or other third-party local switching system, either directly or via a GTE tandem switching system, then it is a requirement that the GTE SS7 network convey via SS7 Network Interconnection the TCAP messages that are necessary to provide Call Management services (Automatic Callback, Automatic Recall, and Screening List Editing) between the AT&T local STPSs and the GTE or other third-party local switch.

                            [FIGURE 4 APPEARS HERE]



FIGURE 4. INTERSWITCH TCAP SIGNALING FOR SS7 NETWORK INTERCONNECTION

                                                                    Attachment 2
                                                                         Page 84

      13.5.2.4. When the capability to route messages based on Intermediate Signaling Network Identifier (ISNI) is generally available on GTE STPSs, the GTE SS7 Network shall also convey TCAP messages using SS7 Network Interconnection in similar circumstances where the GTE switch routes traffic based on a Carrier Identification Code (CIC).

      13.5.2.5. SS7 Network Interconnection shall provide all functions of the MTP as specified in ANSI Tl.111. This includes:

      13.5.2.5.1.    Signaling Data Link functions, as specified in ANSI
                     Tl.111.2;

      13.5.2.5.2.    Signaling Link functions, as specified in ANSI Tl.111.3.;
                     and

      13.5.2.5.3. Signaling Network Management functions, as specified in ANSI Tl.111.4.

      13.5.2.6. SS7 Network Interconnection shall provide all functions of the SCCP necessary for Class 0 (basic connectionless) service, as specified in ANSI T1.112(Reference l3.5.2.5). In particular, this includes Global Title Translation (GTT) and SCCP Management procedures, as specified in Tl.112.4. Where the destination signaling point is a GTE switching system or DB, or is another third-party local or tandem switching system directly connected to the GTE SS7 network, SS7 Network Interconnection shall include final GTT of messages to the destination and SCCP Subsystem Management of the destination. Where the destination signaling point is an AT&T local or tandem switching system, SS7 Network Interconnection shall include intermediate GTT of messages to a gateway pair of AT&T local STPSs, and shall not include SCCP Subsystem Management of the destination.

      13.5.2.7. SS7 Network Interconnection shall provide all functions of the Integrated Services Digital Network User Part (ISDNUP), as specified in ANSI Tl. 113 (Reference 13.5.2.5).

      13.5.2.8. SS7 Network Interconnection shall provide all functions of the TCAP, as specified in ANSI TI.114 (Reference 13.5.2.5).

      13.5.2.9. SS7 Network Interconnection shall be equal to or better than the following performance requirements:

      13.5.2.9.1.    MTP Performance, as specified in ANSI Tl.111.6;

      13.5.2.9.2.    SCCP Performance, as specified in ANSI Tl.112.5; and

      13.5.2.9.3.    ISDNUP Performance, as specified in ANSI Tl.113.5.

      13.5.3.        Interface Requirements

                                                                    Attachment 2
                                                                         Page 85

      13.5.3.1. GTE shall offer the following SS7 Network Interconnection options to connect AT&T or AT&T-designated local or tandem switching systems or STPs to the GTE STP:

      13.5.3.1.1. A-link interface from AT&T local or tandem switching systems to the GTE STP; and

      13.5.3.1.2.   D-link interface from AT&T STPs to GTE STPs,

      13.5.3.2. Each interface shall be provided by one or more sets (pairs) of signaling links, as follows:

      13.5.3.2.1. An A-link pair shall consist of two links, as depicted in Figure 5.


                          [FIGURE FIVE APPEARS HERE]



      FIGURE 5. A-LINK INTERFACE

      13.5.3.2.2. A D-link pair shall consist of four links, as depicted in Figure 6.

                                                                    Attachment 2
                                                                         Page 86


                            [FIGURE 6 APPEARS HERE]



      Figure 6. D-Link INTERFACE

      13.5.3.3. The Signaling Point of Interconnection (SPOI) for each link shall be located at a cross-connect element, such as a DSX-1, in the Central Office (CO) where the GTE STPs is located. There shall be a DS1 or higher rate transport interface at each of the SPOls. Each signaling link shall appear as a DSO channel within the DS1 or higher rate interface. GTE shall offer higher rate DS1 signaling links for interconnecting AT&T local switching systems or STPs with GTE STPs as soon as these become approved ANSI standards and available capabilities of GTE STPs.

      13.5.3.4. Where technically feasible, GTE CO shall provide intraoffice diversity between the SPOls and the GTE STPS, so that no single failure of intraoffice facilities or equipment shall cause the failure of both links in an A-link pair and all four links in a D-link pair connecting to a GTE STP.

      13.5.3.5. The protocol interface requirements for SS7 Network Interconnection include the MTP, ISDNUP, SCCP, and TCAP. These protocol interfaces shall conform to the following specifications:

      13.5.3.5.1. Bellcore GR-905-CORE, Common Channel Signaling Network Interface Specification (CCSNIS) Supporting Network Interconnection, Message Transfer Part (MTP), and Integrated Services Digital Network User Part (ISDNUP);

                                                                    Attachment 2
                                                                         Page 87

      13.5.3.5.2. Bellcore GR-1428-CORE, CCS Network Interface Specification (CCSNIS) Supporting Toll Free Service;

      13.5.3.5.3. Bellcore GR-1429-CORE, CCS Network Interface Specification (CCSNIS) Supporting Call Management Services; and

      13.5.3.5.4. Bellcore GR-1432-CORE, CCS Network Interface Specification (CCSNIS) Supporting Signaling Connection Control Part
                     (SCCP) and Transaction Capabilities Application Part
                     (TCAP).

      13.5.3.5.5. GTE shall set message screening parameters to block accept messages from AT&T local or tandem switching systems destined to any signaling point in the GTE SS7 network with which the AT&T switching system has a legitimate signaling relation.

      13.5.3.6. SS7 Network Interconnection shall be equal to or better than all of the requirements for SS7 Network
                     Interconnection set forth in the following technical references:

      13.5.3.6.1.    ANSI Tl.110-1992 American National Standard
                     Telecommunications - Signaling System Number 7 (SS7) - General Information;

      13.5.3.6.1.1. ANSI Tl.111-1992 American National Standard for Telecommunications - Signaling System Number 7 (SS7) - Message Transfer Part (MTP);

      13.5.3.6.1.2. ANSI Tl.l11A-1994 American National Standard for Telecommunications - Signaling System Number 7 (SS7) - Message Transfer Part (MTP) Supplement;

      13.5.3.6.1.3. ANSI Tl.l12-1992 American National Standard for Telecommunications - Signaling System Number 7 (SS7) - Signaling Connection Control Part (SCCP);

      13.5.3.6.1.4. ANSI Tl.l13-1995 American National Standard for Telecommunications - Signaling System Number 7 (SS7) - Integrated Services Digital Network (ISDN) User Part;

      13.5.3.6.1.5. ANSI Tl.l14-1992 American National Standard for Telecommunications - Signaling System Number 7 (SS7) - Transaction Capabilities Application Part (TCAP);

      13.5.3.6.1.6. ANSI Tl.115-1990 American National Standard for Telecommunications - Signaling System Number 7 (SS7) - Monitoring and Measurements for Networks;

                                                                    Attachment 2
                                                                         Page 88

      13.5.3.6.1.7. ANSI Tl.116-1990 American National Standard for Telecommunications - Signaling System Number 7 (SS7) - Operations, Maintenance and Administration Part (OMAP);

      13.5.3.6.1.8. ANSI Tl.l18-1992 American National Standard for Telecommunications - Signaling System Number 7 (SS7) - Intermediate Signaling Network Identification (ISNI);

      13.5.3.6.1.9. Bellcore GR-905-CORE, Common Channel Signaling Network Interface Specification (CCSNIS) Supporting Network Interconnection, Message Transfer Part (MTP), and Integrated Services Digital Network User Part (ISDNUP);

      13.5.3.6.1.10. Bellcore GR-954-CORE, CCS Network Interface Specification
                     (CCSNIS) Supporting Line Information Database (LIDB)
                     Service;

      13.5.3.6.1.11. Bellcore GR-1428-CORE, CCS Network Interface Specification
                     (CCSNIS) Supporting Toll Free Service;

      13.5.3.6.1.12. Bellcore GR-1429-CORE, CCS Network Interface Specification
                     (CCSNIS) Supporting Call Management Services; and,

      13.5.3.6.1.13. Bellcore GR-1432-CORE, CCS Network Interface Specification
                     (CCSNIS) Supporting Signaling Connection Control Part
                     (SCCP) and Transaction Capabilities Application Part
                     (TCAP).

      13.6.          Network Interconnection

      13.6.1.        Technical Requirements

      13.6.1.1. When requested by AT&T, GTE shall meet the level of service which AT&T orders (i.e., DSO, DS 1, DS3, etc.) and provide interconnections between GTE Network Elements provided to AT&T and AT&T's network, including, but not limited to DS1, DS3, and STS-1

                                 ATTACHMENT 3
                                 ------------



                   SERVICE DESCRIPTION: ANCILLARY FUNCTIONS
                   ----------------------------------------



                               TABLE OF CONTENTS
                               -----------------

Section                                                       Page
-------                                                       ----
SERVICE DESCRIPTION: ANCILLARY FUNCTIONS...................... 1

1. Introduction............................................... 1

2. Collocation................................................ 1

3. Poles, Ducts, Conduits, Rights of Way (ROW)................ 8

                                                                    Attachment 3
                                                                          Page 1



                   SERVICE DESCRIPTION: ANCILLARY FUNCTIONS
                   ----------------------------------------

      1.        Introduction
                ------------

                This Attachment sets forth the descriptions and requirements for Ancillary Functions that GTE agrees to offer to AT&T under this Agreement.

      2.        Collocation
                -----------

      2.1 Definition: Collocation is the right of AT&T to obtain dedicated space in GTE's Local Serving Office (LSO) or other GTE locations and to place equipment in such spaces to interconnect with the GTE network or obtain access to unbundled network elements. Collocation also includes GTE providing resources necessary for the operation and economical use of collocated equipment.

      2.2       Technical Requirements

      2.2.1 When AT&T produces specific, detailed plans for the use of space in GTE facilities, GTE shall provide space, as required by 47 CFR (S) 51.323 and as requested by AT&T, to meet AT&Ts needs for placement of equipment, interconnection, or provision of services. Such space shall be provided in GTE serving wire center and tandem offices, as well as all buildings or similar structures owned or leased by GTE, whether or not on public rights-of-way, that house GTE network facilities, including but not limited to vaults containing loop concentrators or similar structures, unless, for any specific facility, GTE is able to demonstrate that it is not physically feasible to accommodate AT&T's request, after taking into account specific, detailed plans GTE has for the use of the space. In those instances where GTE is able to demonstrate that it is not physically feasible to accommodate AT&T's request for physical collocation, GTE shall provide virtual collocation for AT&T equipment, unless GTE demonstrates that space is not available and the virtual collocation is not technically feasible.

      2.2.1.1 GTE will restrict AT&T's access to existing space for collocation only to the extent that GTE can demonstrate specific detailed plans for that space. AT&T will be allowed to designate or reserve space for its own use when it can produce specific detailed plans for the use of the space. AT&T will pay for such space as set forth in GTE's applicable collocation tariff or as the Commission determines.

      2.2.2 GTE shall provide intraoffice facilities (e.g., DS0, DS1, DS3, OC3, OC12, OC48, and STS-1 terminations) as requested by AT&T to meet

                                                                    Attachment 3
                                                                          Page 2

                AT&T's need for placement of equipment, interconnection, or provision of service.

      2.2.3 Other than reasonable security restrictions, where AT&T's physical collocated space is located in space that is partitioned separately from GTE facilities, GTE shall place no restriction on access to the AT&T collocated space by AT&T's employees and designated agents. Such space shall be available to AT&T designated agents twenty-four (24) hours per day each day of the week. Where AT&T's collocated space is located in space that is not partitioned separately from GTE's facilities, GTE shall provide AT&T designated personnel escort service to and from AT&T's collocated space. Such escort service shall be available twenty-four (24) hours per day each day of the week. In no case should any reasonable security restrictions be more restrictive than those GTE places on their own personnel.

      2.2.4 AT&T may collocate the amount and type of equipment it deems necessary in its collocated space for interconnection functions (which include interconnection with GTE's network or access to GTE's unbundled network elements), including but not limited to transmission equipment, multiplexing equipment and equipment that can perform switching functions as well as interconnection functions, as long as such multi-purpose equipment occupies no more floor space than would equipment that only performs interconnection functions. AT&T agrees to use Remote Switching Equipment that utilizes approximately equivalent floor space as comparable interconnect equipment serving a similar amount of lines for comparable services (i.e., Subscriber Loop Carrier and Multiplexers, etc).

      2.2.5 GTE shall allow the efficient interconnection of AT&T to other carriers who have collocated space within GTE's facility (e.g., GTE shall not require AT&T to interconnect with other carriers outside of GTE's facilities). This connection will be provisioned using EISCC (expanded interconnection service cross connect jumper) and will be priced as set forth in Attachment 14 or as subsequently established by the Commission in the OANAD proceeding or otherwise.

      2.2.6 AT&T may select its own vendors for all required engineering and installation services associated with its physically collocated equipment subject to GTE's reasonable restrictions on third party vendors that GTE has decertified with good cause. GTE shall maintain and provide AT&T with a list of all such decertified vendors. Notwithstanding GTE decertification of a third party vendor, AT&T may use such vendor for work associated with its collocated equipment if such vendor is the only third party vendor reasonably available to AT&T to perform such work.

                                                                    Attachment 3
                                                                          Page 3

                In no event shall GTE require AT&T to utilize GTE's internal engineering or installation work forces for the engineering and installation of AT&T's physically collocated equipment.

      2.2.7 GTE shall provide basic telephone service with a connection jack as requested by AT&T from GTE for the collocated space. Upon AT&T's request, this service shall be available at the AT&T collocated space on the day that the space is turned over to AT&T by GTE.

      2.2.8 GTE shall provide adequate lighting, ventilation, power, heat, air conditioning and other environmental conditions for AT&T's space and equipment. These environmental conditions shall adhere to Bell Communication Research (Bellcore) Network Equipment-Building System (NEBS) standards TR-EOP-000063.

      2.2.9 GTE shall provide all ingress and egress of fiber and power cabling to AT&T collocated spaces in compliance with AT&T's cable diversity standards. The specific level of diversity required for each site or Network Element will be provided in the collocation request. AT&T will pay for the provision of such diversity if AT&T's requirements exceed those provided by GTE for itself in such site or to such Network Element. In such event, the price will be established on an individual case basis or as established otherwise by the Commission. AT&T will also pay for the provision of such diversity in circumstances where AT&T's requirements do not exceed those provided by GTE for itself in such site or to such Network Element, but where capacity does not exist in the fiber or power cabling to accommodate the provision of diversity requested by AT&T. In such circumstances, the price will be established on an individual case basis or as established otherwise by the Commission.

      2.2.10    This Section 2.2.10 left intentionally blank.

      2.2.11    This Section 2.2.11 left intentionally blank.

      2.2.12 GTE will provide answers to AT&T's Environmental, Health & Safety Questionnaire at the first contact meeting for each collocated space in each building in which collocated space is provided.

      2.2.13 GTE shall provide AT&T with written notice at least two (2) business days prior to those instances in which GTE or its subcontractors may be performing work in the general area of the collocated space occupied by AT&T, or in the general area of the AC and DC power plants which support AT&T equipment that is, or potentially may be, service affecting. GTE will inform AT&T by telephone of any

                                                                    Attachment 3
                                                                          Page 4

                emergency related activity that GTE or its subcontractors may be performing in the general area of the collocated space occupied by AT&T, or in the general area of the AC and DC power plants which support AT&T equipment. GTE will use diligent efforts to notify AT&T of any emergency related activity prior to the start of the activity so that AT&T can take any action required to monitor or protect its service.

      2.2.14 GTE shall construct the collocated space in compliance with AT&T's collocation request for cable holes, ground bars, doors, and convenience outlets as long as such request is in compliance with applicable laws. To the extent that such request involves additional work beyond that required to construct the standard GTE collocation space, the price for such construction will be established on an individual case basis or as established otherwise by the Commission.

      2.2.15 AT&T and GTE will complete an acceptance walk through of all collocated space requested from GTE. Exceptions that are noted during this acceptance walk through shall be corrected by GTE within five (5) business days after the walk through. The correction of these exceptions from the original collocation request shall be at GTE's expense.

      2.2.16 GTE shall provide Telephone Equipment detailed drawings depicting the exact location, type, and cable termination requirements (i.e., connector type, number and type of pairs, and naming convention) for GTE Point of Termination Bay(s) to AT&T at the first mutually scheduled GTE/AT&T collocation meeting with respect to the specific request, which meeting shall occur within thirty five (35) days of AT&T's request for collocated space, except in unusual cases.

      2.2.17 GTE shall provide Telephone Equipment detailed drawings depicting the exact path, with dimensions, for AT&T Outside Plant Fiber ingress and egress into AT&T collocated space at the first mutually scheduled collocation meeting, which meeting shall occur within thirty five (35) days of AT&T's request for collocated space, except in unusual cases. Such path and any areas around it in which AT&T must work to perform installation shall be free of friable asbestos, lead paint (unless encapsulated), radon and other health or safety hazards.

      2.2.18 GTE shall provide detailed power cabling connectivity information including the sizes and number of power feeders to AT&T no later than five (5) days in advance of the first mutually scheduled collocation meeting.

                                                                    Attachment 3
                                                                          PAGE 5

      2.2.19 GTE shall provide positive confirmation to AT&T when construction of AT&T collocated space is approximately 50% completed. This confirmation shall also include confirmation of the scheduled completion and turnover dates.

      2.2.20 GTE will make every reasonable effort to meet the negotiated completion and turnover dates, which dates shall be no greater than 120 days from the original collocation request, except in unusual cases or in instances where GTE is precluded from meeting such dates because of delay caused by the need to obtain building permits, despite the use of every reasonable effort by GTE to obtain such permits in time to meet the negotiated dates.

      2.2.21 GTE shall provide the following information to AT&T no later than five (5) business days in advance of the first mutually scheduled collocation meeting:

      2.2.21.1  Work restriction guidelines.

      2.2.21.2 GTE or industry technical publication guidelines that impact the design of AT&T collocated equipment.

      2.2.21.3 GTE contacts (names and telephone numbers) for the following areas:

                Engineering

                Physical & Logical Security

                Provisioning

                Billing

                Operations

                Site and Building Managers

                Environmental and Safety

      2.2.21.4 Escalation process for GTE representatives (names, telephone numbers and the escalation order) for any disputes or problems that might arise pursuant to AT&T's collocation.

      2.2.22 Power as referenced in this Attachment 3 refers to any electrical power source supplied by GTE for AT&T equipment. It includes all superstructure, infrastructure, and overhead facilities, including, but not limited to, cable, cable racks and bus bars. GTE will supply power to support AT&T equipment at equipment specific DC and AC voltages. At a minimum, GTE shall supply power to AT&T at parity with that provided by GTE to itself or to any third party. If GTE performance,

                                                                    Attachment 3
                                                                          Page 6

                   availability, or restoration falls below industry standards, GTE shall bring itself into compliance with such industry standards as soon as technologically feasible.

     2.2.22.1 Central office power supplied by GTE into the AT&T equipment area, shall be supplied in the form of power feeders (cables) on cable racking into the designated AT&T equipment area. The power feeders (cables) shall efficiently and economically support the requested quantity and, capacity of AT&T equipment. The termination location shall be mutually agreed upon by the Parties.

     2.2.22.2 GTE shall provide power as requested by AT&T to meet AT&T's need for placement of equipment, interconnection, or provision of service.

     2.2.22.3      GTE power equipment supporting AT&T's equipment shall:

     2.2.22.3.1 Comply with applicable industry standards (e.g., Bellcore, NEBS and IEEE) or manufacturer's equipment power requirement specifications for equipment installation, cabling practices, and physical equipment layout;

     2.2.22.3.2 Have redundant DC power through battery back-up as required by the equipment manufacturer's specifications for AT&T equipment, or, at minimum, at parity with that provided for similar GTE equipment;

     2.2.22.3.3 Provide central office ground, in accordance with GTE's grounding requirements;

     2.2.22.3.4 Provide power feeder capacity and quantity to support the equipment layout for AT&T equipment in accordance with AT&T's collocation request; and

     2.2.22.3.5 GTE shall immediately notify AT&T if an alarm condition exists with respect to such monitoring or if backup power has been engaged for any power supporting AT&T's equipment;

     2.2.22.3.6    GTE shall, within ten (10) days of AT&T's request:

     2.2.22.3.6.1 Provide an installation sequence and access that will allow installation efforts in parallel without jeopardizing personnel safety (as determined by GTE) or existing AT&T services;

     2.2.22.3.6.2 Provide power plant alarms that adhere to Bell Communication Research (Bellcore) NEBS standards TR-EOP-000063;

                                                                    Attachment 3
                                                                          Page 7

     2.2.22.3.6.3 Provide cabling that adheres to Bell Communication Research (Bellcore) NEBS standards TR-EOP-000063;

     2.2.22.3.6.4 Provide Lock Out-Tag Out and other electrical safety procedures and devices in conformance with the most stringent of OSHA or industry guidelines.

     2.2.22.3.7    GTE will provide AT&T with written notification within two
                   (2) business days of any scheduled AC or DC power work or related activity in the collocated facility that will or might cause an outage or any type of power disruption to AT&T equipment located in the GTE facility; provided, however, that GTE, in the usual case, will provide notice not less than five (5) business days in advance. GTE shall provide AT&T prompt notification by telephone of any emergency power activity that would impact AT&T equipment.

     2.2.23 GTE shall be required to take AT&T demand for collocation space into account when expanding, adding to or altering existing facilities and constructing or leasing new facilities.

     2.3 Technical References - GTE shall provide collocation in accordance with the following standards:

     2.3.1 Institute of Electrical and Electronics Engineers (IEEE) Standard 383, IEEE Standard for Type Test of Class 1 E Electric Cables, Field Splices, and Connections for Nuclear Power Generating Stations.

     2.3.2         National Electrical Code (NEC) use latest issue.

     2.3.3 TA-NPL-000286, NEBS Generic Engineering Requirements for System Assembly and Cable Distribution, Issue 2, (Bellcore, January 1989).

     2.3.4         TR-EOP-000063 NEBS Generic Equipment Requirements, Issue 3,
                   March 1988.

     2.3.5 TR-EOP-000151, Generic Requirements for 24-, 48-, 130-, and 140- Volt Central Office Power Plant Rectifiers, Issue 1, (Bellcore, May 1985).

     2.3.6 TR-EOP-000232, Generic Requirements for Lead-Acid Storage Batteries, Issue 1 (Bellcore, June 1985).

     2.3.7 TR-NWT-000154, Generic Requirements for 24-, 48-, 130-, and 140- Volt Central Office Power Plant Control and Distribution Equipment, Issue 2, (Bellcore, January 1992).

                                                                    Attachment 3
                                                                          Page 8

      2.3.8 TR-NWT-000295, Isolated Ground Planes: Definition and Application to Telephone Central Offices, Issue 2, (Bellcore, July 1992).

      2.3.9 TR-NWT-000840, Supplier Support Generic Requirements (SSGR), (A Module of LSSGR, FR-NWT-000064), Issue 1, (Bellcore, December
                1991).

      2.3.10 TR-NWT-001275 Central Office Environment Installations/Removal Generic Requirements, Issue 1, January 1993.

      2.3.11    Underwriters' Laboratories Standard, UL 94.

      3.        Poles, Ducts, Conduits, Rights of Way (ROW)
                -------------------------------------------

      3.1       Definitions

      3.1.1 An "Attachment" is any placement of AT&T's facilities in or on GTE's poles, ducts, conduits, or rights of way.

      3.1.2 A "conduit" is a tube or protected trough that may be used to house communication or electrical cables. Conduit may be underground or above ground and may contain one or more inner ducts.

      3.1.3 A "duct" is a single enclosed path to house facilities to provide telecommunications services.

      3.1.4 The terms "facility" and "facilities" refer to any property, equipment, or items owned or controlled by any person or entity. The terms "facility" and "facilities" include, but are not limited to, poles, anchors, pole hardware, wires, cables, strands, apparatus enclosures or any other items attached to a pole or attached to hardware affixed to or associated with a pole; conduit and conduit systems and wires, cables, optical conductors, associated hardware or other equipment located within a conduit system.

      3.1.5 An "inner duct' is one of the single enclosed pathways located within a duct, or buried separately without the benefit of conduit.

      3.1.6 The term "make ready work" refers to all work performed or to be performed to prepare GTE's conduit systems, poles or anchors and related facilities for the requested occupancy or attachment of AT&T's facilities. "Make ready work" includes, but is not limited to, clearing obstructions, the rearrangement, transfer, replacement and removal of existing facilities on a pole or in a conduit system where such work is required solely to accommodate AT&T's facilities and not to meet GTE's business needs or convenience. "Make ready work" may

                                                                    Attachment 3
                                                                          Page 9

                include the repair, enlargement or modification of GTE's facilities (including, but not limited to, conduits, ducts or manholes) or the performance of other work required to make a pole, anchor, conduit or duct usable for the initial placement of AT&T's facilities.

      3.1.7 A "manhole" is a subsurface enclosure that personnel may enter and use for the purpose of installing, operating, maintaining and repairing communications facilities.

      3.1.8 A "Pole attachment" is the connection of a facility to a utility pole. Some examples of such facilities are mechanical hardware, grounding and transmission cable and equipment boxes.

      3.1.9 A "Right of Way" ("ROW") is the right to use the land or other property of another party to place poles, conduits, cables, other structures and equipment, or to provide passage to access such structures and equipment. A ROW may run under, on or above public or private property (including air space above public or private property) and may include the right to use discrete space in buildings, building complexes or other locations. The existence of a ROW shall be determined in accordance with Applicable Law.

      3.2       General Duties

      3.2.1 GTE shall make poles, ducts, conduits and ROW available to AT&T for Attachments under the terms and conditions set forth in this
                Section 3.

      3.2.2 GTE shall provide AT&T equal and non-discriminatory access to pole space, ducts, conduit and ROW, including ancillary pathways as provided below, it owns or controls. Such access shall be provided on terms and conditions equal to that provided by GTE to itself or to any other party. Further, GTE shall not preclude or delay allocation of these facilities to AT&T because of the potential needs of itself or of other parties, except as provided below. This general duty is subject to any agreements or easements that would prohibit GTE from providing such access on specific pole space, ducts, conduit or ROW to AT&T. If GTE determines that access to specific pole space, ducts, conduit or ROW is precluded by an agreement or easement, AT&T shall have the right to review the pertinent provisions of the agreement or easement.

      3.2.3 GTE will not enter into any agreements with owners that restrict the ability of the owner to reach agreements with AT&T regarding access to ancillary pathways to the customer, such as entrance facilities, cable vaults, telephone closets, equipment rooms, risers and other similar passageways. For those ancillary pathways to the customer, such as

                                                                    Attachment 3
                                                                         Page 10

                entrance facilities, cable vaults, telephone closets, equipment rooms, risers and other similar passageways that GTE controls access to and where spare capacity exists, GTE will provide access to those facilities to AT&T on a nondiscriminatory basis. GTE will exercise its rights as controller of those facilities on AT&T's behalf to negotiate with landowners in accordance with parameters provided by AT&T.

       3.2.4 GTE shall provide to AT&T a Regional Single Point of Contact to resolve issues that arise in the implementation of this Agreement.

       3.2.5 Excepting maintenance and emergency ducts as provided below, all useable but unused space on poles, conduits, ducts or ROW owned or controlled by GTE shall be available for the attachments of AT&T, GTE or other providers of Telecommunications Services or cable television systems. Neither AT&T, GTE nor any other person may reserve space on GTE owned or controlled poles, conduits, ducts or ROW for its future needs, unless GTE permits AT&T, GTE or any other person to reserve space on GTE-owned or controlled poles, conduits, ducts or ROW for specific planned projects over the same time period. To the extent that GTE decides to permit such reservations it shall do so in a nondiscriminatory and competitively neutral manner and shall not favor itself or any of its affiliates and it shall notify AT&T in writing 30 days in advance of implementing such decision of the reservation process it intends to follow. Such reservations may only be for specific projects for which a party, including GTE or any of its affiliates, can demonstrate a specific commitment by production detailed engineering plans. GTE may reserve for emergency and maintenance purposes one duct in each conduit section of its facility routes. Such duct shall be equally accessible and available by any party with facilities in such conduit section to use to maintain its facilities or to restore them in an emergency.

       3.3      Pre-Ordering Disclosure Requirements

       3.3.1 AT&T may request information regarding the availability and conditions of poles, ducts, conduits and ROW prior to the submission of Attachment Requests. GTE shall provide information regarding the availability and condition of GTE's poles, ducts, conduits or ROW for Attachments within thirty (30) business days. If it is unable to inform AT&T about availability and conditions within the thirty-day interval, GTE shall advise AT&T within ten (10) days after receipt of AT&T's information request and will seek a mutually satisfactory time period for GTE's response. If GTE's response requires a field-based survey, AT&T shall have the option to be present at the field-based survey and GTE shall provide AT&T at least twenty-four (24) hours notice prior to

                                                                    Attachment 3
                                                                         Page 11

                the start of such field survey. During and after this period, GTE shall allow AT&T personnel to enter manholes and view pole structures to inspect such structures in order to confirm usability or assess the condition of the structure.

      3.3.2 GTE shall make available to AT&T for inspection marked street maps or as-built drawings showing existing poles, conduit or other ROW at GTE's area engineering offices, upon reasonable advance notification. If the Parties can ascertain the availability of a specific point-to-point route at the time of viewing, GTE will make the maps and pole prints available for copying. In making these maps and prints available, GTE makes no express or implied warranty as to the accuracy of these maps and prints, other than to represent that they are the maps and prints GTE uses in its day-to-day operations. GTE reserves the right to deny subsequent requests to see previously viewed maps and prints if AT&T does not have a good faith intention to submit an Attachment Request relating to the areas described.

      3.3.3 AT&T shall pay GTE a reasonable administrative fee to cover the direct cost of providing conduit maps and prints.

      3.4       Attachment Requests

      3.4.1 GTE agrees to permit AT&T to place AT&T's facilities on or in GTE's poles, ducts, conduits and ROW pursuant to Attachment Requests from AT&T approved in accordance with Section 3.4 of this Attachment 3 of the Agreement, on the terms and conditions set forth herein.

      3.4.2 For access to GTE owned or controlled poles, AT&T will follow this process: (a) AT&T forwards a completed pole attachment inquiry/request form to GTE; (b) GTE reviews inquiry/request form and verifies the availability of space and communicates availability information back to AT&T within 30 business days;
                (c) AT&T decides whether it wants space; (d) if AT&T wants space, it will provide three (3) copies of maps, pole lease application and permit, permit compliance letter, rearrangement worksheet ("make ready" sheet) and a check to cover the costs of GTE inspection. At this point, AT&T is guaranteed space and GTE opens a work order; (e) GTE uses make ready sheets to inspect the poles for proper build and identification of possible infractions. This process could take up to 45 days depending upon the size of the job; (f) GTE provides to AT&T a corrected copy of the make ready sheets and gives AT&T permission to start its build; (g) AT&T has 60 to 90 days to begin construction, but can start construction immediately upon receiving permission;
                (h) after construction is complete, AT&T will notify GTE. GTE will complete a

                                                                    Attachment 3
                                                                         Page 12

                final inspection and identify infractions on a "gig" sheet provided back to AT&T. AT&T has 30 days to fix infractions; and
                (i) AT&T will notify GTE when work is complete and GTE will do one last inspection and close work order.

       3.4.3 For access to GTE owned or controlled ducts or conduit, AT&T will follow this process: (a) AT&T forwards a completed conduit/duct occupancy inquiry/request form to GTE; (b) GTE reviews inquiry/request form for availability, but not integrity of conduit/duct and communicates availability information back to AT&T within 30 business days; (c) AT&T decides whether it wants conduit/duct, and if so requests to know the integrity of the conduit/duct. Prior to integrity verification, GTE will require either an engineering deposit or an escrow account for the inspector's or single source provider's (SSP) time; (d) upon receipt of the deposit or escrow funds, AT&T can request GTE
                (SSP) to pull a slug through the duct to validate integrity. If and when requested, GTE will do so and will also attach a mule tape to the back end of the slug to get an accurate read (footage) from point A to point B of the conduit/duct. Alternatively, AT&T can have its approved vendor pull a slug with GTE's inspector watching; (e) once the integrity of the conduit/duct is validated, AT&T will provide a check for the first month's rental associated with the amount of the actual footage to be leased and an engineering design within thirty
                (30) business days, which will provide procedures for access to the conduit/duct including, but not limited to, a gas test procedure, a procedure for dealing with water in manholes which are used to access the conduit/duct, and how AT&T will guard the other facilities in the manhole during its work. At this point conduit/duct is guaranteed to AT&T; (f) AT&T will access the conduit/duct through a manhole, a cable equipment vault (except where such vault is under a GTE switch, in which case entry will be considered on a case-by-case basis) or another mutually agreed means; (g) AT&T will be given 60 to 90 days to start construction, but can start construction immediately, at the point conduit/duct is guaranteed to AT&T; (h) after construction is complete, AT&T will notify GTE; and (i) GTE will complete a visual inspection of the job as well as any inspections during construction that GTE deems are necessary.

       3.4.4 GTE's Single Point of Contact will provide or will arrange to provide answers to AT&T that AT&T may have concerning environmental, health and safety matters for each GTE facility in or on which AT&T seeks an Attachment no later than the time that GTE approves an AT&T Attachment Request.

       3.5      Authority to Place Attachments

                                                                    Attachment 3
                                                                         Page 13

       3.5.1 Before AT&T places any Attachment pursuant to an approved Attachment Request, AT&T shall submit evidence of its authority to erect and maintain the facilities to be placed on GTE's facilities within the public streets, highways and other thoroughfares or on private property, where such authority is required by law. AT&T shall be solely responsible for obtaining all licenses, authorizations, permits, and consent from federal, state and municipal authorities that may be required to place Attachments on GTE's facilities.

       3.5.2 GTE shall not unreasonably intervene against or attempt to delay the granting of any licenses, authorizations, permits or consents from federal, state and municipal authorities or private property owners that may be required for AT&T to place its Attachments on or in any poles, ducts, conduits, or rights of way, including those that GTE owns or controls.

       3.5.3 If any license, authorization, permit or consent obtained by AT&T is subsequently revoked or denied for any reason, permission to attach to GTE's facilities shall terminate immediately and AT&T shall remove its Attachments within one hundred twenty (120) days.

       3.6      Capacity

       3.6.1 When there is insufficient space on a GTE pole or in a GTE conduit to accommodate an AT&T-requested Attachment or occupancy, GTE shall, at GTE's option: (1) replace the pole or conduit with one of greater height or capacity or (2) permit AT&T to replace the pole or conduit with a pole or conduit of greater height or capacity. AT&T shall reimburse GTE only for AT&T's proportionate share of the actual costs incurred if other attaching entities, including GTE, obtain additional access as a result of the modification. If no other attaching entities, including GTE, participate in the modification, AT&T will pay all of the actual costs incurred. However, if GTE permits other attaching entities, including GTE, to subsequently obtain access as a result of the modification, GTE shall reimburse AT&T in an amount equal to the modification costs attributable to the proportionate use of the attachment by such subsequent attaching entity to the extent GTE uses or is paid for such attachment. GTE shall exercise all its legal rights to obtain payment from any third party.

       3.6.2 GTE shall permit AT&T to break out of GTE conduit and to maintain facilities within conduit space used by AT&T and, where required by GTE, shall provide AT&T designated personnel with an escort service. Such escort service shall be available twenty-four (24) hours per day each day of the week. GTE reserves the right to deny AT&T requests

                                                                    Attachment 3
                                                                         Page 14

                to break out of conduit where the break out does not occur at precast knockout locations or where the location in which AT&T wants to break out is blocked by cable rack. AT&T must obtain certification of a professional structural engineer for pre-1 960 conduit that the modification will not adversely affect the structural integrity of the conduit.

       3.6.3 GTE shall permit manhole interconnections and breaking out of GTE manholes. GTE reserves the right to deny AT&T requests to break out of manholes where the break out does not occur at precast knockout locations or where the location in which AT&T wants to break out is blocked by cable rack. GTE shall provide AT&T with sufficient space in manholes for the racking and storage of reasonable spare cable and other associated materials as requested by AT&T and where such space is available.

       3.6.4 GTE shall take all reasonable measures to allow access and/or egress to all conduit systems. this shall include but not be limited to GTE's removal, upon AT&T's request and at AT&T's expense by paying GTE the actual costs incurred, of any retired cable from conduit systems to allow for the efficient use of conduit space within a reasonable period of time. If the Parties are unable to agree on what is reasonable (in terms of measures or time intervals), the matter may be submitted according to the Alternate Dispute Resolution Process, described in Attachment 1, by either Party.

       3.6.5 Where GTE has spare inner ducts which are not, at that time, being used for providing its services, GTE shall allow AT&T use of such ducts upon request from AT&T. Where only two inner ducts remain available (including an emergency spare), GTE shall allow AT&T use of one such duct upon request from AT&T.

       3.6.6 Where a spare inner duct does not exist, GTE shall allow and AT&T shall be required to install all inner duct in a spare GTE conduit. If GTE permits other occupying entities, including GTE, to use the inner duct installed by AT&T, GTE shall reimburse AT&T for the use of such conduit in an amount equal to AT&T's costs attributable to the proportion of the conduit being used by the other occupying entity to the extent that GTE uses or is paid for such occupation. GTE will exercise all its legal rights to receive payment for such occupation.

       3.6.7 GTE shall not attach, or permit other entities to attach facilities on existing AT&T facilities without AT&T's prior written consent.

       3.7      Sharing of Rights of Way

                                                                    Attachment 3
                                                                         Page 15

       3.7.1 GTE shall offer the use of such ROW it has obtained from a third party to AT&T, to the extent that GTE's agreement or easement with the third party does not prohibit GTE from granting such rights to AT&T. AT&T shall have the right to review the pertinent parts of the agreement or easement between GTE and the third party. In cases where GTE does not have the authority to grant access, GTE shall not prevent or delay any third party assignment of rights-of-way to AT&T.

       3.8      Emergency Situations

       3.8.1 Within fifteen (15) business days after the Effective Date, GTE shall establish a non-discriminatory priority method to access GTE manholes and conduits in emergency situations.

       3.9      Attachment Fees

       3.9.1 AT&T shall pay to GTE an Attachment Fee, consistent with Applicable Law for each GTE facility upon which AT&T obtains authorization to place an Attachment.

       3.9.2 GTE shall maintain an inventory of the GTE facilities occupied by AT&T based upon the cumulative facilities specified in all Requests for Attachment approved in accordance with Section 3.4 of this Attachment 3. AT&T shall have the right to remove any Attachment at any time, and it shall be AT&T's sole responsibility to notify GTE of any and all removals by AT&T of its Attachments from GTE's facilities. Such notice shall be provided to GTE at least thirty (30) days prior to the removal of the Attachments and shall take the form of a Notice of Removal. AT&T shall remain liable for an Attachment Fee for each GTE facility included in all approved Attachment Requests until a Notice of Removal has been received by GTE. GTE may, at its option, conduct a physical inventory of AT&T's Attachments for purposes of determining the Attachment Fees to be paid by AT&T under this section.

       3.10     Additions and Modifications to Existing Attachments

       3.10.1 AT&T shall not modify, add to or replace facilities on any pre-existing Attachment without first notifying GTE in writing of the intended modification, addition or replacement at least thirty (30) days prior to the date the activity is scheduled to begin. The required notification shall include: (1) the date the activity is scheduled to begin; (2) a description of the planned modification, addition or replacement; (3) a representation that the modification, addition or replacement will not require any space other than the space previously designated for AT&T's Attachments; and (4) a representation that the modification,

                                                                    Attachment 3
                                                                         Page 16

                addition or replacement will not impair the structural integrity of the facilities involved.

       3.10.2 If the modification, addition or replacement specified by AT&T in its notice will require more space than that allocated to AT&T or will require the reinforcement or replacement of or an addition of support equipment to the facilities involved in order to accommodate AT&T's modification, addition or replacement, AT&T will submit a Attachment Request in compliance with Section 3.4 of this Attachment 3 in order to obtain authorization for the modification, addition or replacement of its facilities.

       3.11     Charges for Unauthorized Attachments

       3.11.1 It is agreed that a charge equal to two (2) times the amount of the then current Attachment Fee shall be paid by AT&T to GTE for each Unauthorized Attachment to a GTE pole for the period of time for which the Attachment is unauthorized. Such payment shall be deemed liquidated damages and not a penalty. AT&T also shall pay GTE an Attachment Fee for each Unauthorized Attachment accruing from the date the Unauthorized Attachment was first placed on the GTE pole. In the event that the date the Unauthorized Attachment was first placed on a GTE pole cannot be determined, such date shall be deemed the date of the last physical inventory made in accordance with this Agreement or, if no physical inventory has been conducted, the date the first Attachment Request from AT&T was approved in accordance with this Agreement. If AT&T elects to leave the Attachment in place, AT&T also shall pay to GTE all costs incurred by GTE to rearrange any Unauthorized Attachment(s) of AT&T in order to accommodate the Attachment(s) of another party Whose Attachment(s) would not have required a rearrangement but for the presence of AT&T's Unauthorized Attachment(s). If AT&T elects to leave the pole attachment in place, AT&T shall also pay to GTE all costs incurred by GTE to reinforce, replace or modify a GTE pole, which reinforcement, replacement or modification was required as a result of the Unauthorized Attachment of AT&T. The Attachment Fee referenced in this subsection shall be determined in the same manner as such fee would have been determined if the Attachment had been authorized by GTE.

       3.11.2 For purposes of this section, an Unauthorized Attachment shall include, but not be limited to: (a) an Attachment on or in any facility, which facility is not identified in any Attachment Request approved in accordance with this Attachment 3; (b) an Attachment that occupies more space than that allocated to AT&T by GTE; (c) an addition or modification to a pre-existing Attachment that impairs the structural

                                                                    Attachment 3
                                                                         Page 17

                integrity of the involved GTE facilities; and (d) an Attachment installed by AT&T for the use of a party other than AT&T. An Unauthorized Attachment does not include an Attachment which AT&T demonstrates was made mistakenly, but in good faith pursuant to an approved Attachment Request for another location(s).

       3.12     Surveys and Inspections of Attachments

       3.12.1 The exact location of AT&T's Attachments on or in GTE's facilities may be determined, at GTE's discretion, through a survey to be made not more than once per calendar year by GTE. If so requested, AT&T and/or any other entity owning or jointly owning the facilities with GTE may participate in the survey. If the survey reveals one or more unauthorized Attachments by AT&T, AT&T shall reimburse GTE all expenses incurred in conducting the survey.

       3.12.2 Apart from surveys conducted in accordance with Section 3.12.1 above, GTE shall have the right to inspect any Attachment of AT&T on or in GTE's facilities as conditions may warrant upon written notice to AT&T. No joint survey or inspection by GTE shall operate to relieve AT&T of any responsibility, obligation or liability assumed under this Agreement.

       3.13     Notice of Modification or Alteration of Poles by GTE

       3.13.1 If GTE plans to modify or alter any GTE facilities upon which AT&T has Attachments, GTE shall provide AT&T notice of the proposed modification or rearrangement at least sixty (60) days prior to the time the proposed modification or alteration is scheduled to take place. AT&T shall be allowed to participate with GTE in such modification or rearrangement. AT&T shall make all rearrangements of its facilities within such period of time as is jointly determined to be reasonable by the Parties based on the amount of rearrangements necessary and a desire to minimize chances for service interruption or facility-based service denial to an AT&T customer. To the extent the Parties mutually agree that AT&T benefits from such modification or rearrangement, AT&T shall pay GTE AT&T's proportionate share of the costs incurred.

       3.14     Default and Remedies

       3.14.1 The occurrence of any one of the following shall be deemed a Material Default by AT&T under this Agreement: (a) failure by Licensee to pay any fee or other sum required to be paid under the terms of this Attachment 3 and such default continues for a period of thirty (30) days after written notice thereof to Licensee; (b) failure by Licensee to

                                                                    Attachment 3
                                                                         Page 18

                perform or observe any other material term, condition, covenant, obligation or provision of this Attachment 3 and such default continues for a period of thirty (30) days after written notice thereof from GTE (provided that if such default is not curable within such thirty (30) day period, the period will be extended if Licensee commences to cure such default within such thirty
                (30) day period and proceeds diligently thereafter to effect such cure); (c) AT&T's voluntary or involuntary bankruptcy; (d) AT&T's knowing use or maintenance of its Attachments in violation of any law or regulation, or in aid of any unlawful act or undertaking; and (e) if any authorization which may be required of AT&T by any governmental or private authority for the placement, operation or maintenance of AT&T's Attachments is denied or revoked, and any appeals or other actions for review of such denial or revocation have been completed.

       3.14.2   In the event of a Material Default, the provisions of Section
                3.18.1 shall apply.

       3.14.3 All rights and remedies of GTE set forth in this Agreement shall be cumulative and none shall exclude any other right or remedy, now or hereafter allowed by or available under any statute, ordinance, rule of court, or the common law, either at law or in equity, or both, except that GTE may not exercise any of the remedies set forth in Section 3.14.2 if such Material Default is the subject of Alternate Dispute Resolution procedures as set forth in Attachment 1 to the Agreement.

       3.15     Termination of Section 3 by AT&T

       3.15.1 Section 3 of Attachment 3 of this Agreement may be terminated by AT&T any time prior to the expiration of its term by providing written notice to GTE of its intent to terminate not less than ninety (90) days prior to the date such termination is to become effective. Within one hundred twenty (120) days after the date this Section 3 is terminated, AT&T shall cause all of its Attachments to be removed from all of GTE's poles. In the event AT&T fails to remove its Attachments as required by this section, GTE shall have the option to remove all such Attachments and store them in a public warehouse or elsewhere at the expense of and for the account of AT&T without GTE being deemed guilty of trespass or conversion, and without GTE becoming liable for any loss or damages to AT&T occasioned thereby.

       3.16     Indemnification

                AT&T shall indemnify GTE as set forth in Section 10 of the General Terms and Conditions of this Agreement.

                                                                    Attachment 3
                                                                         Page 19

       3.17     Abandonment

       3.17.1 Nothing in this Agreement shall prevent or be construed to prevent GTE from abandoning, selling, assigning or otherwise disposing of any poles, conduit systems, or other GTE property used for AT&T's Attachments, provided, however, that GTE shall condition any such sale, assignment or other disposition subject to the rights granted to AT&T pursuant to this Agreement. GTE shall promptly notify AT&T of any proposed sale, assignment or other disposition of any facilities or other GTE property used for AT&T's Attachments.

       3.18     Alternate Dispute Resolution

       3.18.1   If GTE has declared AT&T in default of any provisions of this
                Section 3, or has otherwise notified AT&T that AT&T is not in compliance with the terms of this Section 3, either party may invoke the Alternate Dispute Resolution Process, described in Attachment 1, or the procedures described in the Act, the FCC's First Interconnection Order, (S) 12171231 and the FCC's Rules at 47 CFR (S)l.1401-1.1416. GTE will continue to process
                Attachment Requests pursuant to this Section 3.18.1 so long as ADR or one of the other procedures described in this section has been initiated and is still pending.

      3.18.2 GTE will not be relieved of its obligations to process Attachment Requests by AT&T if AT&T is alleged to be in default of this Section 3 for nonpayment of fees and charges due GTE under this Section 3, so long as such default is (1) the subject of good faith negotiations; (2) the subject of Alternate Dispute Resolution procedures as set forth in Attachment 1 to the Agreement; or (3) being adjudicated before the FCC or any other court, regulatory body, agency, or tribunal having jurisdiction over such dispute.

                                 ATTACHMENT 4
                                 ------------

                           PROVISIONING AND ORDERING
                           -------------------------
                            FOR UNBUNDLED ELEMENTS
                            ----------------------

                               TABLE OF CONTENTS
                               -----------------

Section                                                  Page
1. NETWORK DEPLOYMENT....................................   1

2. GENERAL PROVISIONING REQUIREMENTS.....................   1

3. SPECIFIC PROVISIONING PROCESS REQUIREMENTS............   2

4. GENERAL ORDERING REQUIREMENTS.........................   3

5. ORDERING INTERFACES...................................   4

6  GTE PROVISION OF INFORMATION..........................   4

7. ORDER FORMAT AND DATA ELEMENTS FOR INDIVIDUAL NETWORK
   ELEMENTS..............................................   5

8. ORDER FORMAT AND DATA NETWORK ELEMENTS FOR
   COMBINATIONS..........................................   6

9. PERFORMANCE REQUIREMENTS..............................   7

                                                                    Attachment 4
                                                                          Page 1

                           PROVISIONING AND ORDERING
                           -------------------------
                            FOR UNBUNDLED ELEMENTS
                            ----------------------


1.     NETWORK DEPLOYMENT
       ------------------

1.1 GTE shall complete on a timely basis AT&T's orders for Network Elements and Combinations and for services that GTE is required to offer to AT&T pursuant to this Agreement in all its serving areas from and after the Effective Date of this Agreement.

1.2 Throughout the term of this Agreement, the quality of the technology, equipment, facilities, processes, and techniques (including, without limitation, such new architecture, equipment, facilities, and interfaces as GTE may deploy) that GTE provides to AT&T under this Agreement must be at least equal in quality to that provided by GTE to itself.

2.     GENERAL PROVISIONING REQUIREMENTS
       ---------------------------------

2.1 AT&T may order Network Elements individually and in any combination so long as the combination is technically feasible. Combinations are Network Elements that are specified by AT&T for a geographic area or for a specific customer.

2.2 Combinations shall be identified and described by AT&T so that they can be ordered and provisioned together.

2.3 Combinations may be ordered by AT&T from GTE on a single order without the need to have AT&T send an order for each Network Element. The Parties agree to negotiate in good faith on the adoption of any subsequent forms or formats approved by the OBF.

2.4 GTE shall provide provisioning services to AT&T on the same days/hours that it provides such services to itself. These days currently are Monday through Friday from 8:00 a.m. to 5:00 p.m., within each respective time zone. AT&T may request GTE to provide Saturday, Sunday, holiday, and off-hour provisioning services. If AT&T requests that GTE perform provisioning services at times or on days as stated in the preceding sentence, GTE shall quote, within one (1) day of the request, a cost-based rate for such services. If AT&T accepts GTE's quote, GTE shall perform such provisioning services and AT&T will pay the agreed-upon rates.

2.5 GTE shall provide a Single Point of Contact (SPOC) for all ordering and provisioning activities involved in the purchase and provisioning of GTE's Network Elements or Combinations. GTE shall also provide to AT&T a toll-free nationwide telephone number (operational from 8:00 a.m. to 5:00 p.m.,

                                                                    Attachment 4
                                                                          Page 2

       Monday through Friday, within each respective time zone) which will be answered by capable staff trained to answer questions and resolve problems in connection with the provisioning of Network Elements or Combinations, and other orders made under this Agreement.

2.6 GTE will recognize AT&T as the customer of record of all Network Elements and Combinations ordered by AT&T and will send all notices, invoices and pertinent information directly to AT&T.

3.     SPECIFIC PROVISIONING PROCESS REQUIREMENTS
       ------------------------------------------

3.1 When requested by AT&T, GTE will schedule installation appointments (GTE employee dispatch) with GTE's representative on the line with AT&T's representative or provide AT&T access to GTE's scheduling system. GTE will provide appropriate training for all its employees who may interface with AT&T's customers.

3.2 GTE shall provide intercept and transfer service to AT&T for AT&T Customers on the same basis as such service is available to similarly-situated GTE customers. To that end, when an end-user customer transfers service from GTE to AT&T, or from AT&T to GTE, and does not retain its original telephone number, the Party formerly providing service to the end user will provide, upon request, a referral announcement on the original telephone number. The announcement will provide the new number of the customer.

3.3 GTE will provide AT&T with a Firm Order Confirmation (FOC) for each order, as specified in Attachment 12. The FOC will contain an enumeration of AT&T's ordered Network Elements or Combinations (consisting of circuit number, telephone number and/or component ID), PON, version, and GTE's commitment date for order completion (Committed Due Date).

3.4 Upon work completion, GTE will provide AT&T electronically (unless otherwise requested by AT&T) with an Order Completion for each order that states when that order was completed. GTE shall respond with specific order detail and shall state any additional charges (e.g., time and cost charges) up to a previously agreed-upon limit associated with that order that may be applicable.

3.5 GTE will perform pre-testing in accordance with industry standards. Where such test results are recorded, they will be provided to AT&T electronically or in writing (as directed by AT&T) at installation/tum-up. Where provision of such test results is not included in the underlying network element charge, AT&T will pay for such test results at GTE's cost.

                                                                    Attachment 4
                                                                          Page 3

3.6 As soon as identified and unless otherwise agreed, GTE shall provide notification electronically of any rejections or errors contained in any of the Data Element fields contained on any AT&T order.

3.7 As soon as identified and unless otherwise agreed, GTE shall provide notification electronically of any instances when GTE's committed due dates are in jeopardy of not being met by GTE on any aspect or feature contained in any AT&T order. GTE shall concurrently indicate its new Committed Due Date.

3.8 GTE will provide to AT&T the same type and quality of loop testing information and in the same interval that it provides to itself. At AT&T's request, GTE will cooperate with AT&T to test Network Elements or Combinations purchased by AT&T in order to identify any performance problems identified at tum-up, including trouble shooting to isolate any problems. The costs for these items will be included in the underlying costs of the Network Element or Combination.

3.9 AT&T will designate the AIN features which GTE is to provide for the AT&T customer on AT&T's provisioning order.

3.10 GTE shall not reassign an AT&T Customer's AIN trigger from an AT&T AIN application to some other service provider's application.

4.     GENERAL ORDERING REQUIREMENTS
       -----------------------------

4.1 Upon AT&T's request through a Suspend/Restore Order, GTE shall suspend or restore the functionality of any Network Element or Combination. GTE shall suspend or restore each Network Element or Combination in a manner that conforms with AT&T's requested priorities and any applicable regulatory policy or procedures at appropriate service order charges to the extent not otherwise included in the underlying element cost.

4.2 GTE shall offer to AT&T the functionality of blocking calls (e.g., 800, 900, 976 international calls) by line or trunk.

4.3 GTE shall offer separate interLATA and intraLATA capabilities (i.e., 2 PICs where available) on a line or trunk basis.

4.4 Unless otherwise directed by AT&T, when AT&T orders a Network Element or technically feasible Combination, all pre-assigned trunk or telephone numbers currently associated with that Network Element or technically feasible Combination shall be retained without loss.of feature capability and without loss of the associated Ancillary Functions including, but not limited to, Directory Assistance and 911/E911 capability. This includes the right of AT&T to replicate GTE's retail service by purchasing the appropriate combination of Network Elements.

                                                                    Attachment 4
                                                                          Page 4

4.5 When AT&T orders Network Elements or technically feasible Combinations that are currently interconnected and functional, such Network Elements and technically feasible Combinations will remain interconnected and functional without any disconnection or disruption of functionality.

5.     ORDERING INTERFACES
       -------------------

5.1 GTE shall provide to AT&T a Real Time Electronic Interface (El) for transferring and receiving orders, FOCs, Order Completions, and other provisioning data and materials (e.g., access to Street Address Guide
       (SAG) and Telephone Number Assignment Data Base) as provided in Section
       28.1 of this Agreement.

5.2 With the customer authorization required by law, the permanent gateway shall provide AT&T's representatives with Real Time access to GTE customer information systems which will allow the AT&T representatives to perform the following tasks, if such information systems support GTE's retail business:

5.2.1 Obtain AT&T customer profile, including AT&T customer name, billing and residence address, billed telephone numbers, and identification of features and services subscribed to by AT&T's customer;

5.2.2 Obtain information on all features and services available, in the end-office where the AT&T customer is provisioned;

5.2.3  Enter the order for the desired features and services;

5.2.4 Provide an assigned telephone number (if the AT&T customer does not have one assigned). Reservation and aging of these numbers shall remain GTE's responsibility;

5.2.5  Establish the appropriate directory listing;

5.2.6  Determine if a service call is needed to install a line or service;

5.2.7  Provide service availability dates to the AT&T customer;

5.2.8 Provide information regarding dispatch and installation schedules, if applicable; and

5.2.9  Suspend, terminate, or restore service to an AT&T customer.

6.     GTE PROVISION OF INFORMATION
       ----------------------------

6.1 GTE shall provide to AT&T upon request and AT&T shall pay the required charge as part of the underlying element:

                                                                    Attachment 4
                                                                          Page 5

6.1.1 A list of all services and features technically available from each switch that GTE may provide Local Switching, by switch;

6.1.2 A listing by street address detail of the service coverage area of each switch;

6.1.3 All engineering design and layout information for each Network Element and Combination;

6.1.4 A listing of all technically available functionalities for each Network Element or Combination; and

6.1.5 Advanced information on the details and requirements for planning and implementation of NPA splits. GTE shall provide such information to AT&T within thirty (30) Days from the time GTE becomes aware of such information.

6.2 Within thirty (30) days after the Effective Date of this Agreement, GTE shall provide AT&T with an initial electronic copy and a paper copy of the SAG or its equivalent. Prior to the time that updates are available electronically, updates will be provided to AT&T on a monthly basis. Thereafter, updates shall be provided to AT&T as changes are made to the SAG.

7.     ORDER FORMAT AND DATA ELEMENTS FOR INDIVIDUAL NETWORK ELEMENTS
       --------------------------------------------------------------

7.1 AT&T and GTE shall each use the appropriate Data Elements for the ordering and provisioning of Network Elements and Combinations.

7.2 Each order for a Network Element or a Combination will contain the following order-level sections, as then currently defined by the Ordering and Billing Forum (OBF), including, as appropriate, Administration, Bill, and Contact Information. This information is contained on both the ASR and LSR forms. In addition, each Network Element or Combination to be used for a specific AT&T End User customer shall contain the End User Information section.

7.3 AT&T and GTE will use the OBF formats defined below for the exchange of ordering and provisioning data for Network Elements or Combinations. AT&T shall use the ASR forms and processes for ordering Network Elements that AT&T will use to serve more than one End User customer and the LSR form and processes for ordering Network Elements that AT&T will use to serve a single End User customer. AT&T and GTE shall use the forms and formats that have been approved by the OBF and, if mutually agreed, those that have reached the "initial closure" status at the OBF. If AT&T needs to order or have provisioned Network Elements or Combinations for which OBF approved or "initial closure" forms and formats do not yet exist, and to the extent not plainly inconsistent with other agreements or procedures contained in the Memorandum of Understanding of the parties in Comission Complaint Docket No. 96-07-022, AT&T and GTE shall, within THIRTY (30) days of a request by

                                                                    Attachment 4
                                                                          Page 6

       either party to do so, jointly develop a proposal for such forms and formats. AT&T and GTE shall use the jointly proposed forms and formats for the exchange of ordering and provisioning data unless the OBF modifies such forms and formats upon "initial closure" or final approval. If the OBF modifies such forms and formats upon "initial closure" or final approval. AT&T and GTE shall, upon mutual agreement, use the forms and formats as modified by the OBF. If AT&T and GTE do not agree on the interim forms and formats described in this Section, either Party may submit any disputed issues to the Alternative Dispute Resolution process in accordance with this Agreement.

7.4 When ordering a Network Element (individually or as part of a technically feasible Combination), the interconnection characteristics and functionality of that Network Element will be provided by GTE per AT&T's specified request.

8.     ORDER FORMAT AND DATA NETWORK ELEMENTS FOR COMBINATIONS
       -------------------------------------------------------

8.1 AT&T may purchase Combinations (i) on a case-by-case basis for those Network Elements that are AT&T customer-specific (hereinafter referred to as Customer-Specific Network Elements or Combinations); or (ii) on a common-use basis for those Network Elements that are shared by multiple AT&T customers (hereinafter referred to as Common-Usage Network Elements or Combinations).

8.2 When ordering a Combination, AT&T will have the option of ordering all capabilities and functionalities of each of the individual Network Elements that comprise the Combination.

8.3 When ordering either Customer-Specific Combinations or Common-Usage Combinations, AT&T may specify the functionality of that Combination without the need to specify the facility/network configuration necessary to provision the individual Network Elements needed to perform that functionality. AT&T will specify the Elements that make up each of the Combinations necessary to satisfy the request.

8.4 Prior to providing Local Service in a specific geographic area or when AT&T requires a change of network configuration, AT&T may place an order with GTE requesting GTE to implement the capability. AT&T may request the establishment of Common Usage Network Elements or Combinations by use of the negotiated ordering methods and forms. The initial order requesting Unbundled Switching, recording and associated trunking, which shall be in a mutually agreed format, will be known as "Footprint Order."

9.     PERFORMANCE REQUIREMENTS
       ------------------------

9.1 AT&T will specify on each order its Desired Due Date (DDD) for completion of that particular order. GTE will not complete the order prior to the DDD or later than the DDD unless authorized by AT&T. The Implementation Team will

                                                                    Attachment 4
                                                                          Page 7

       specify for Network Elements, Combinations and Footprint orders provisioning procedures for the items set forth in the following table. If the time period from the date of the order to the DDD is less than the intervals (once established) for provisioning Network Elements, Combinations and the Footprint Order as set forth in the following table, and is also less than the intervals for provisioning the same or like Network Elements, Combinations and Footprint Orders that GTE provides to itself or to any third party, the order will be considered an expedited order, and handled under and according to the expedited provisioning procedures established by the Implementation Team.

         -------------------------------------------------------------
                        INTERVALS FOR ORDER COMPLETION
         -------------------------------------------------------------
           Network Element. Combination or Footprint       Number of
           -----------------------------------------       ---------
                             Order                           Days/1/
                             -----                           ----
         -------------------------------------------------------------
                       Loop Distribution
         -------------------------------------------------------------
                  Loop Concentrator/Multiplexer
         -------------------------------------------------------------
                          Loop Feeder
         -------------------------------------------------------------
              Local Switching and Tandem Switching
         -------------------------------------------------------------
                        Operator System
         -------------------------------------------------------------
           Dedicated Transport and Common Transport

                       DSO, DS-1  T 1.5
                        STS-1 , DS3/T3
                            OC-3, +
         -------------------------------------------------------------
                   Signaling Transfer Points
         -------------------------------------------------------------
                    Signaling Link Transport
         -------------------------------------------------------------
                         SCPs/Databases
         -------------------------------------------------------------
                        Loop Combination
         -------------------------------------------------------------
                         Footprint Order
         -------------------------------------------------------------

9.2 Within four (4) Business Hours after a request from AT&T for an expedited order, and provided that the number of expedited orders from AT&T to GTE are no more than five (5) percent of the total number of orders placed by AT&T with GTE on any given day, GTE shall notify AT&T if GTE will complete, or not complete, the order within the expedited interval. A Business Hour is any hour occurring on Monday through Friday, exclusive of national holidays, between 8 a.m. and 5 p.m. within each respective time zone, or such hours as GTE may provide for its own end-user customers.


______________
/1/ For each of the indicated Network Elements, Combinations and Footprint Orders listed in the Table, the intervals (i.e., number of days) will be established by the Implementation Team within 90 days of the Effective Date of this Agreement.

                                                                    Attachment 4
                                                                          Page 8

9.3 Once an order has been issued by AT&T and if AT&T subsequently requires a new DDD that is earlier than the original DDD, AT&T will issue an expedited modified order.

9.4 AT&T and GTE will agree to escalation procedures and contacts. Either Party shall notify the other of any modifications to these contacts within one (1) week of such modifications.

                                                                    Attachment 5
                                                                          Page 1

                                 ATTACHMENT 5
                                 ------------

                     MAINTENANCE FOR LOCAL SERVICES RESALE
                     -------------------------------------

                            AND UNBUNDLED ELEMENTS
                            ----------------------

1. GTE shall provide repair, maintenance, and testing for all Local Services and Unbundled Network Elements and Combinations in accordance with the terms and conditions of this Attachment. In addition, GTE shall provide surveillance for all Local Services and Unbundled Network Elements and Combinations to the same extent that GTE provides such surveillance for itself.

2. GTE shall cooperate with AT&T to meet maintenance standards for all Local Services and Unbundled Network Elements and Combinations ordered under this Agreement, as specified in Section 9 of this Attachment. GTE shall otherwise meet Commission maintenance and repair standards, if any, with respect to Local Services, Unbundled Network Elements and Combinations,

3. GTE and AT&T agree to work together in the OBF to establish uniform industry standards for the full or final Electronic Interface described in the Arbitrator's Report (10/31/96) in Commission Application Docket 96-08-
     041. AT&T and GTE will employ the interim electronic interface procedures that are developed and approved for implementation in Commission Complaint Docket 96-07-022.

4. GTE service technicians and other repair personnel shall provide repair service to AT&T customers that is at least equal in quality to that provided to GTE customers. GTE's operating policies, procdeures and practices shall apply in all such repair service situations without regard to whether the customer is a GTE customer or an AT&T customer.

5. For all Local Services, Network Elements and Combinations provided to AT&T under this Agreement, GTE shall provide the same maintenance, including, without limitation, maintenance intervals and procedures, that GTE provides for its own network. GTE shall provide AT&T notice within one business day of the scheduling of any maintenance activity which may impact AT&T Customers. Scheduled maintenance shall include, without limitation, such activities as, switch software retrofits, power tests, major equipment replacements and cable rolls; provided, however, that such activity is not related to a network or technology change covered elsewhere in this Agreement. Plans for scheduled maintenance shall include, at a minimum, the following information: location and type of facilities, work to be performed, date and time work is scheduled to commence, and date and time work is scheduled to be completed.

                                                                    Attachment 5
                                                                          Page 2

6. GTE shall advise AT&T of all non-scheduled maintenance and testing activity to be performed by GTE on any network element, including, without limitation, any hardware, equipment, software, or system providing service functionality that may reasonably be expected to impact AT&T Customers. GTE shall provide the maximum amount of advance notice to AT&T of such nonscheduled maintenance and testing activity as is reasonably practical, under the circumstances; provided, GTE shall provide emergency maintenance as promptly as possible under the circumstances, to maintain or restore service and shall advise AT&T promptly of any such actions it takes.

7. Major network outages will be reported to AT&T via a telephone number designated by AT&T. GTE and AT&T shall work cooperatively on the establishment of emergency restoration procedures. GTE may invite other carriers to join in this effort. In establishing such procedures, consideration shall be given to: (i) provision for immediate notification to AT&T of the existence, location, and source of any emergency network outage potentially affecting customers; (ii) establishment of a single point of contact responsible for initiating and coordinating the restoration of all Local Services and Network Elements or Combinations;
     (iii) methods and procedures to provide access to information relating to the status of restoration efforts and problem resolution during the restoration process; (iv) an inventory and description of mobile restoration equipment, by location; (v) methods and procedures for the dispatch of mobile equipment to the restoration site; (vi) methods and procedures for reprovisioning of all Local Services and Network Elements or Combinations after initial restoration; (vii) priority, as between AT&T Customers and GTE Customers, with respect to restoration efforts, consistent with FCC Service Restoration guidelines, including, without limitation, deployment of repair personnel, and access to spare parts and components; and (viii) a mutually agreeable process for escalation of maintenance problems, including a complete, up-to-date list of responsible contacts, each available twenty-four (24) hours per day, seven (7) days per week. Said plans shall be modified and up-dated as needed.

     For purposes of this subsection, a major network outage is defined as GTE defines such outages for internal purposes. GTE shall provide timely notification to AT&T of any outage.

8. With respect to misdirected calls from AT&T customers requesting repair, GTE shall refer such AT&T customers to the telephone number designated by AT&T. With respect to misdirected calls from GTE customers requesting repair, AT&T shall refer such GTE customers to the telephone number designated by GTE.

9. GTE's repair bureau shall conform to the following performance and service quality standards when providing repair and maintenance to AT&T and AT&T Customers under this Agreement:

                                                                    Attachment 5
                                                                          Page 3

9.1 If service is provided to AT&T Customers before a Real Time Electronic Interface is established between AT&T and GTE, AT&T will transmit repair calls to the GTE repair bureau by telephone. In such event, the following standards shall apply: The GTE repair bureau shall answer its telephone and begin taking information from AT&T within twenty (20) seconds of the first ring, eighty percent (80%) of the time. Calls answered by automated response systems, and calls placed on hold, shall be considered not to meet these standards.

9.2 GTE's repair bureau, shall be on-line and operational twenty-four (24) hours per day, seven (7) days per week. AT&T and GTE will develop mutually agreed-upon manual processes for repair reporting in the event of unavailability or failure of the Electronic Interface.

9.3 GTE's repair bureau shall provide to AT&T the "estimated time to restore" for all DS1 or higher capacity services at performance standard levels determined by the Implementation Team. GTE shall provide all other classes of service restoral commitment(s) as specified in Appendix 2 of Attachment 12 to this Agreement.

9.4 Additional maintenance performance measures, described in 9.4.1, 9.4.2 and 9.4.3 following, will be evaluated by the Implementation Team.

9.4.1 Where an outage has not reached the threshold defining an emergency network outage, the following quality standards shall apply with respect to restoration of Local Service and Network Elements or Combination:

       Total outages requiring a premises visit by a GTE technician that are received by GTE between 8 a.m. to 6 p.m. on any day shall be restored within four (4) hours of referral, ninety percent (90%) of the time; within eight (8) hours of referral, ninety-five percent (95%) of the time; and within sixteen (16) hours of referral, ninety-nine percent (99%) of the time and Mean Time to Restore (MTR) within eight (8) hours.

       Total outages requiring a premises visit by a GTE technician that are received between 6 p.m. and 8 a.m. on any day shall be restored during the following 8 a.m. to 6 p.m. period in accordance with the following performance metrics: within four (4) hours of 8 a.m., ninety percent (90%) of the time; within eight (8) hours of 8 a.m., ninety-five percent (95%) of the time; and within sixteen (16) hours of 8 a.m., ninety-nine percent (99%) of the time and MTR within eight (8) hours.

       Total outages which do not require a premises visit by a GTE technician shall be restored within two (2) hours of referral, eighty-five percent (85%) of the time; within three (3) hours of referral, ninety-five percent (95%) of the time;

                                                                    Attachment 5
                                                                          Page 4

       and within four (4) hours of referral, ninety-nine percent (99%) of the time and MTR within two (2) hours.

9.4.2 Trouble calls (e.g., related to Local Service or Network Element or Combination degradation or feature problems) which have not resulted in total service outage shall be resolved within twenty-four (24) hours of referral, ninety-five percent (95%) of the time, irrespective of whether or not resolution requires a premises visit. For purposes of this Section, Local service or a Network Element or Combination is considered restored, or a trouble resolved, when the quality of the Local Service or Network Element or Combination is equal to that provided before the outage, or the trouble, occurred.

9.4.3 Repeat trouble reports from the same customer in a two-month period shall be less than one percent (1 %). Repeat trouble reports shall be measured by the number of calls received by the GTE repair bureau relating to the same telephone line during the current and previous report months.

9.5 GTE shall provide progress reports and status of repair efforts to AT&T upon request. GTE shall inform AT&T within one (1) hour of restoration of Local Service or Network Element or Combination after a network outage has occurred. GTE shall clear all repair tickets in compliance with GTE policies and guidelines. GTE shall close all repair tickets, including "test OK" ("T0K") and "Came Clear ("CC") repair tickets, with the AT&T work centers designated by AT&T on the repair ticket, unless a different notification procedure is mutually agreed to by the Parties. GTE shall make one attempt to notify AT&T of closed repair tickets using a mutually agreed to notification method. At AT&Ts option, AT&T shall contact the Customer to verify that the repair has been effected. GTE shall provide AT&T with a list of any applicable charges, as specified in Attachment 14, at the time a repair ticket is closed.

9.6 When, in AT&T's judgment, any repair ticket or tickets are not being handled or resolved by GTE personnel in a timely manner, AT&T may escalate the matter for review and resolution under such procedures as are now available or may be established between the Parties during the term of this Agreement.

9.7 Except with respect to charges for inside wire maintenance, maintenance charges for premises visits by GTE technicians shall be billed by AT&T to its Customer, and not by GTE. The GTE technician shall present the Customer with an AT&T-branded form. Additional authorization for time and material charges shall be provided by AT&T using the agreed-to notification process.

9.8 Dispatching of GTE technicians to AT&T Customer premises shall be accomplished by GTE pursuant to a repair request received from AT&T and non-recurring charges shall apply as provided in Attachment 14. Any additional trips required to an AT&T Customer's premise because the

                                                                    Attachment 5
                                                                          Page 5

       Customer was not ready/available will result in an additional non-recurring charge.

9.9 GTE shall furnish AT&T with a single point of contact ("SPOC") for all communications relating to trouble repair and maintenance for POTS services; for special services, GTE will provide AT&T with a single point of contact on a regional basis.

                                                                    Attachment 6
                                                                          Page 1

                                 ATTACHMENT 6
                                 ------------
             LOCAL SERVICES RESALE, UNBUNDLED NETWORK ELEMENT AND
             ----------------------------------------------------
                     INTERCONNECTION BILLING AND RECORDING
                     -------------------------------------


1.     GENERAL
       -------

       This Attachment contains the provisions applicable to billing and payment of all charges AT&T incurs for purchasing wholesale Local Services for resale and Unbundled Network Elements and Combinations, and the billing and payment procedures to be followed when AT&T is interconnected to GTE Network Facilities. The specific provisions for Local Service Billing are set forth in Appendix A; the specific provisions for Unbundled Network Element billing are set forth in Appendix B; and the specific provisions for Interconnection Billing are set forth in Appendix C.

2.     ADDITIONAL REQUIREMENTS
       -----------------------

       The following provisions shall, when applicable, govern Local Service, Unbundled Network Element and Interconnection Bills.

2.1    BILL ACCURACY CERTIFICATION AND VALIDATION
       ------------------------------------------

2.1.1 The Parties agree that as further set forth in accordance with this Attachment 6 and in order to ensure the proper performance and integrity of the entire billing process, GTE will be responsible and accountable for transmitting to AT&T accurate and current bills on a monthly basis. GTE agrees to implement control mechanisms and procedures to render a bill that accurately reflects the Elements, Combinations and Local Service ordered and used by AT&T as well as accurate Meet Point Billing Data. In addition, the Parties agree to meet monthly or as deemed necessary by either Party to review and resolve potential billing discrepancies.

2.1.2 AT&T and GTE shall use diligent and good faith effort to reach an agreement on the Bill Certification Methodology. The Access Billing Supplier Quality Certification Operating Agreement, dated December 7, 1992, as amended December 16, 1993, between GTE and AT&T shall be used as the model for a Local Service Resale and Unbundling Billing Certification Operating Agreement. GTE will move to the development of mutually-acceptable bill quality processes by April 30, 1997.

                                                                    Attachment 6
                                                                          Page 2

2.1.3 Until Bills and Data are certified pursuant to the Local Service Bill Certification Operating Agreement reached under Section 2.1.2 of this Attachment 6, Bill and Data accuracy will be validated through an interim process using mutually agreed procedures.

2.1.4 Subject to GTE's reasonable security requirements and except as may be otherwise specifically provided in this Agreement, AT&T may audit GTE's books, records and other documents pertaining to the services provided to AT&T under this Agreement and billed in accordance with this Attachment
       6 once in each Contract Year for the purpose of evaluating the accuracy of GTE's billing, data and invoicing. AT&T may employ other persons or firms for this purpose subject to the confidentiality provisions contained herein. Such audit shall take place at a time and place agreed on by the Parties no later than thirty (30) days after notice thereof to GTE. GTE shall have the right to review such audit and the findings.

2.1.5 Upon resolution of the audit, GTE shall promptly correct any error that is revealed in an audit, including making refund of any overpayment by AT&T or recording a charge for underpayment by AT&T, in each instance together with applicable interest, in the form of a credit or a debit on the invoice for the first full billing cycle after the Parties have agreed upon the accuracy of the audit results. Any Disputes concerning audit results shall be resolved pursuant to the Alternate Dispute Resolution procedures described in Attachment 1. Applicable Interest shall be as defined in Section 2.4.1.

2.1.6 Each Party shall cooperate fully in any such audit, providing reasonable access to any and all of its appropriate employees and relevant books, records and other documents of the party reasonably necessary to assess the accuracy of AT&Ts orders and GTE's bills, data and invoices. Each Party shall bear its own costs and expenses of any audits.

2.2    PAYMENT OF CHARGES
       ------------------

2.2.1 Subject to the terms of this Agreement, AT&T and GTE will pay each other within thirty (30) calendar days from the Bill Date, or twenty (20) calendar days from the receipt of the bill, whichever is later. If the payment due date is a Sunday or is a Monday that has been designated a bank holiday by the Chase Manhattan Bank of New York (or such other bank as the Parties specify), payment will be made the next business day. If the payment due date is a Saturday or is on a

                                                                    Attachment 6
                                                                          Page 3

       Tuesday, Wednesday, Thursday or Friday that has been designated a bank holiday by the Chase Manhattan Bank of New York (or such other bank as the Parties specify), payment will be made on the preceding business day.

2.2.2 Payments shall be made in U.S. Dollars via electronic funds transfer ("EFT") to the other Party's bank account. At least thirty (30) days prior to the first transmission of billing data and information for payment, GTE and AT&T shall provide each other the name and address of its bank, its account and routing number and to whom Billing payments should be made payable. If such banking information changes, each Party shall provide the other Party at least sixty (60) days written notice of the change and such notice shall include the new banking information. Notwithstanding any permitted assignment of this Agreement, AT&T will provide GTE with only one address to which such payments shall be rendered and GTE will provide to AT&T with only one address to which such payments shall be rendered. In the event AT&T receives multiple Bills from GTE which are payable on the same date, AT&T may remit one payment for the sum of all such Bills payable to GTE's bank account specified in this subsection. AT&T will provide specific account level detail for payment application. Each Party shall provide the other Party with a contact person or center for the handling of Billing payment questions or problems.

2.3    BILLING DISPUTES
       ----------------

2.3.1 Each Party agrees to notify the other Party in writing upon the discovery of a billing dispute. In the event of a billing dispute, the Parties will endeavor to resolve the dispute within sixty (60) calendar days of the Bill Date on which such disputed charges appear. Resolution of the dispute will be attempted at all appropriate levels of management within the Parties respective billing organizations before use of the dispute resolution process in Attachment 1 resulting in a recommendation or settlement of the dispute and closure of a specific billing period.

2.3.2 If a Party disputes a Charge and does not pay such Charge by the payment due date, such Charges shall be subject to late payment charges as set forth in the late payment charges provision of this Attachment. If a Party disputes Charges and the dispute is resolved in favor of such Party, the other Party shall credit the bill of the disputing Party for the amount of the disputed Charges along with any late payment charges applicable no later than the second bill date after the resolution of the dispute. Accordingly, if a Party disputes Charges and

                                                                    Attachment 6
                                                                          Page 4

       the dispute is resolved in favor of the other Party, the disputing Party shall pay the other Party the amount of the disputed Charges and any associated late payment charges applicable no later than the second bill payment due date after the resolution of the dispute. In no event, however, shall any late payment charges be assessed on any previously assessed late payment charges, unless Regulatory rules provide otherwise.

2.4    LATE PAYMENT CHARGES
       --------------------

2.4.1 If either Party fails to pay any Charges in this Attachment by the payment due date, of if a payment or any portion of a payment is received by either Party after the payment due date, of if a payment or any portion of a payment is received in funds which are not immediately available to the other Party, then interest shall be payable as a late payment penalty shall be assessed. The late payment interest rate shall be one and one-half (1 1/2) percent per month, or if lower the highest rate permitted by law, calculated based upon any portion of a payment not received by the payment due date, compounded daily for the number of days from the payment date to and including the date that payment is actually made. In no event, however, shall interest be assessed on any previously assessed late payment charges, unless Regulatory rules provide otherwise.

2.5    RECORDING OF CALL INFORMATION
       -----------------------------

2.5.1 The Parties agree to record call information in accordance with this subsection. To the extent technically feasible within a Party's existing systems, each Party will record agreed upon call detail information associated with calls originated or terminated to the other Party's local exchange customer. These records shall be provided at a Party's request and shall be formatted pursuant to Bellcore standards and the terms and conditions of this Attachment. These records shall be transmitted as agreed upon to the other Party in EMR format via Connect:Direct capabilities, and such records shall be transmitted as the Parties agree. GTE and AT&T agree that they will retain, at each Party's sole expense, copies of all AMA records transmitted to the other Party for at least seven (7) calendar days after transmission to the other Party.

2.5.2 Each Party will provide the other Party with a carrier identification code ("CIC") on each EMR record transmitted to the other Party. If GTE does not have a CIC for any local exchange carrier, ALEC or IXC for whom GTE must supply to AT&T Connectivity Billing records for

                                                                    Attachment 6
                                                                          Page 5

       information pursuant to this Attachment, GTE agrees that it will assist the local exchanger carrier, ALEC or IXC in obtaining a CIC expeditiously. Until the local exchange carrier, ALEC or IXC has received a CIC, GTE agrees that it will submit its CIC to AT&T on those records for billing and payment. GTE further agrees that it will then be responsible for obtaining reimbursement for the respective charges from the appropriate carrier. Likewise if AT&T does not have a CIC for any local exchange carrier, ALEC or IXC for whom AT&T must supply to GTE billing records or information pursuant to this Attachment, AT&T agrees that it will assist the local exchange carrier, ALEC or IXC in obtaining a CIC expeditiously. Until the local exchange carrier, ALEC or IXC has received a CIC, AT&T agrees that it will submit its CIC to LEC on those records for billing and payment. AT&T further agrees that it will then be responsible for obtaining reimbursement for the respective charges from the appropriate carrier.

2.5.3 The Parties agree that they will meet the performance measurements for the provision of EMR records in Attachment 12.

2.5.4 The Parties agree that they will provide each other a single point of contact regarding any data exchange problems.

2.6    EXAMINATION OF RECORDS
       ----------------------

2.6.1 Without waiver of and in addition to the Audit rights in the general part of this Agreement, upon reasonable notice and at reasonable times and in accordance with the Access Billing Supplier Quality Certification Operating Agreement, AT&T or its authorized representatives may examine GTE's documents, systems, records and procedures which relate to the billing and recording of the Charges to AT&T under this Attachment 6.

                                 ATTACHMENT 6A
                                 -------------

                 LOCAL SERVICES RESALE, BILLING AND RECORDING
                 --------------------------------------------

                               TABLE OF CONTENTS
                               -----------------

APPENDIX A.......................................................  1

LOCAL SERVICE RESALE BILLING AND RECORDING.......................  1

1. General.......................................................  1
2. Billable Information And Charges..............................  1
3. Issuance of Local Service Bills - General.....................  2
4. Electronic Transmissions of Local Services Bills..............  3
5. Testing Requirements..........................................  5

                                                                    Attachment 6
                                                                      Appendix A
                                                                          Page 1

                                  APPENDIX A
                                  ----------
                  LOCAL SERVICE RESALE BILLING AND RECORDING
                  ------------------------------------------

1.     GENERAL
       -------

       This Section describes the specific requirements for GTE to bill and record all charges AT&T incurs for purchasing wholesale Local Services for resale.

2.     BILLABLE INFORMATION AND CHARGES
       --------------------------------

2.1 GTE will bill and record in accordance with this Agreement those charges AT&T incurs as a result of AT&T purchasing from GTE wholesale Local Services, as set forth in this Agreement (hereinafter "Local Service Charges"). Each Local Service purchased by AT&T shall be assigned a separate and unique billing code in the form agreed to by the Parties and such code shall be provided to AT&T on each Local Service Bill in which charges for such Elements, Combinations, or Local Services appear. Each such billing code shall enable AT&T to identify the Local Services ordered or utilized by AT&T in which Local Service Charges apply pursuant to this Agreement. Each Local Service Bill shall set forth the quantity and description of each such Local Service provided and billed to AT&T. All Local Service Charges billed to AT&T must indicate the state from which such charges were incurred.

2.2 GTE shall provide AT&T a monthly Local Service Bill that includes all Local Service Charges incurred by and credits and/or adjustments due to AT&T for those Local Services ordered, established, utilized, discontinued or performed pursuant to this Agreement. Each Local Service Bill provided by GTE to AT&T shall include: (1) all non-usage sensitive charges incurred for the period beginning with the current bill date and extending to, but not including, the next bill date; (2) any known unbilled non-usage sensitive charges for prior periods, (3) unbilled usage sensitive charges for the period beginning with the day after the last bill date and extending up to, and including, the current bill date;
       (4) any known unbilled usage sensitive charges for prior periods; and (5) any known unbilled adjustments. The Local Service Bill shall also include all charges for Primary Interchange Carrier (PIC) changes as a separate item defined by billing telephone number and any associated working telephone number.

2.3 The Bill Date must be present on each bill transmitted by GTE to AT&T. Local Service Bills shall not be rendered for any Local Service Charges which are incurred under this Agreement on or before one (1) year preceding the Bill Date except for charges resulting from resolution of an audit conducted pursuant to Section 2.1.4 of Attachment 6. In addition, on each bill where

                                                                    Attachment 6
                                                                      Appendix A
                                                                          Page 2

       "Jurisdiction" is identified, Local Traffic charges shall be identified as "Local" and local toll charges identified as intrastate/intraLATA.

2.4 GTE shall bill AT&T for any wholesale Local Service, supplied by GTE to AT&T pursuant to this Agreement at the rates set forth in this Agreement. GTE will bill AT&T based on the actual Local Service Charges incurred, provided, however, for those usage based Local Service Charges where actual charge information is not determinable by GTE because the jurisdiction (i.e., interstate, interstate/interLATA, intrastate, intrastate/intraLATA, local) of the traffic is unidentifiable, the Parties will jointly develop a process to determine the appropriate charges. Measurement of usage-based Local Service Charges shall be actual conversation in tenths of seconds. The total conversation seconds per chargeable traffic types will be totalled for the entire monthly bill cycle and then rounded to the next whole minute.

2.5 Except as otherwise specified in this Agreement, each Party shall be responsible for (1) all costs and expenses it incurs in complying with its obligations under this Agreement and (2) the development, modification, technical installation and maintenance of any systems or other infrastructure which it requires to comply with and to continue complying with its responsibilities and obligations under this Agreement.

2.6 Each Party shall provide the other Party at no additional charge a contact person or center for the handling of any Local Service Billing questions or problems that may arise during the implementation and performance of the terms and conditions of this Attachment.

3.     ISSUANCE OF LOCAL SERVICE BILLS - GENERAL
       -----------------------------------------

3.1    GTE and AT&T shall issue Local Service Bills as follows:

3.1.1 Until July 1, 1998, GTE and AT&T shall issue Local Service Bills via Electronic Data Exchange ("EDI").

3.1.2 GTE and AT&T will jointly work together such that on or as soon after July 1, 1998 as possible, GTE and AT&T shall issue all Local Service Bills in accordance with CABS Version 26.0, or such later versions of CABS that are published by Bellcore, or its successor, and which become industry standard, and in accordance with the requirements of this Appendix.

3.2 GTE and AT&T will establish monthly billing dates ("Bill Date") for each Billing Account Number ("BAN"), and, when appropriate, as further defined in the CABS document, which Bill Date shall be the same day month to month. Each BAN shall remain constant from month to month, unless changed as agreed to by the Parties. Each Party shall provide the other Party at least thirty (30) calendar days written notice prior to changing, adding or deleting a

                                                                    Attachment 6
                                                                      Appendix A
                                                                          Page 3

       BAN. The Parties will provide one Local Service Billing invoice associated with each BAN. Each invoice must contain an invoice number (which will vary from month to month). On each bill associated with a BAN, the appropriate invoice number and the charges contained on such invoice must be reflected. All Local Service Bills must be received by the other Party no later than ten (10) calendar days from Bill Date and at least twenty (20) calendar days prior to the payment due date (as described in this Attachment), whichever is earlier. Any Local Service Bill received on a Saturday, Sunday or a day designated as a holiday by the Chase Manhattan Bank of New York (or such other bank as AT&T shall specify) will be deemed received the next business day. If either Party fails to receive Local Service Billing data and information within the time period specified above, the payment due date will be extended by the number of days the Local Service Bill is late.

3.3 Each Party will provide the other Party written notice of which Local Service Bills are to be deemed the official bills. If either Party requests an additional copy(ies) of a bill, such Party shall pay the other Party a reasonable fee per additional bill copy, unless such copy was requested due to errors, omissions, or corrections or the failure of the transmission to comply with the specifications set forth in this Agreement.

3.4 To avoid transmission failures or the receipt of Local Service Billing information that cannot be processed, the Parties shall provide each other with their respective process specifications and edit requirements. AT&T shall comply with GTE's processing specifications when AT&T transmits Local Service Billing data to GTE. GTE shall comply with AT&T's processing specifications when GTE transmits Local Service Billing data to AT&T. AT&T and GTE shall provide each other reasonable notice if a Local Service Billing transmission is received that does not meet such Party's specifications or that such Party cannot process. Such transmission shall be corrected and resubmitted to the other Party, at the resubmitting Party's sole expense, in a form that can be processed. The payment due date for such resubmitted transmissions will be twenty
       (20) days from the date that the transmission is received in a form that can be processed and that meets the specifications set forth in this Attachment.

4.     ELECTRONIC TRANSMISSIONS OF LOCAL SERVICES BILLS
       ------------------------------------------------

4.1 GTE and AT&T agree that after July 1, 1998, following implementation of CABS pursuant to Section 3.1.2 of this Appendix A, each Party will transmit Billing information and data in the appropriate CABS format electronically via Connect: Direct (formerly known as Network Data Mover) to the other Party at the location specified by the Party. The Parties agree that a Tl.5 or 56kb circuit to Gateway for Connect: Direct is required. AT&T data centers will be responsible for originating the calls for data transmission via switched 56kb or

                                                                    Attachment 6
                                                                      Appendix A
                                                                          Page 4

       Tl.5 lines. If GTE has an established Connect:Direct link with AT&T, that link can be used for data transmission if the location and applications are the same for the existing link. Otherwise, a new link for data transmission must be established. GTE must provide AT&T/Alpharetta its Connect:Direct Node ID and corresponding VTAM APPL ID before the first transmission of data via Connect:Direct. AT&T's Connect:Direct Node ID is "NDMATTA4" and VTAM APPL ID is "NDMATTA4" and must be included in GTE's Connect:Direct software. AT&T will supply to GTE its RACF ID and password before the first transmission of data via Connect:Direct. Any changes to either Party's Connect:Direct Node ID must be sent to the other Party no later than twentyone (21) calendar days before the changes take effect.

4.2 The following dataset format shall be used as applicable for those Charges transmitted via Connect:Direct in CABS format:

                                        Production Dataset
--------------------------------------------------------------------------------
AF25.AXXXXYYY.AZZZ. DDDEE             Production Dataset Name
--------------------------------------------------------------------------------
                             AF25=    Job Naming Convention
--------------------------------------------------------------------------------
                            AXXXX=    Numeric Company Code
--------------------------------------------------------------------------------
                              YYY=    LEC Remote
--------------------------------------------------------------------------------
                             AZZZ=    RAO (Revenue Accounting Office)
--------------------------------------------------------------------------------
                              DDD=    BDT (Billing Data Tape with or without
                                      CSR)
                                                    Or
                                      CSR (Customer Service Record)
--------------------------------------------------------------------------------
                               EE=    01 thru 31 (Bill Period) (optional)
                                                    Or
                                      GA (US Postal-State Code)
--------------------------------------------------------------------------------


                                        Test Dataset

--------------------------------------------------------------------------------
AF25.ATEST.AXXXX.DDD                  Test Dataset Name
--------------------------------------------------------------------------------
                       AF25.ATEST=    Job Naming Convention
--------------------------------------------------------------------------------
                            AXXXX=    Numeric Company Code
--------------------------------------------------------------------------------
                              DDD=    BDT (Billing Data Tape with or without
                                      CSR)
                                                    Or
                                      CSR (Customer Service Record
--------------------------------------------------------------------------------

4.2.1 GTE agrees that if it transmits data to AT&T in a mechanized format utilizing CABS, GTE will also comply with the following specifications which are not contained in CABS guidelines but which are necessary for AT&T to process Billing information and data:

          .   The BAN shall not contain embedded spaces or low values.

                                                                    Attachment 6
                                                                      Appendix A
                                                                          Page 5

          .   The Bill Date shall not contain spaces or non-numeric values.
          .   Each Bill must contain at least one detail record.
          .   Any "From" Date should be less than the associated "Thru" Date and neither date can contain spaces.
          .   The Invoice Number must not have embedded spaces or low values

5.     TESTING REQUIREMENTS
       --------------------

5.1 The Parties will jointly develop a test procedure prior to sending mechanized bills or data to ensure to the satisfaction of each Party that bills may be processed as required in this Agreement.

5.2 GTE shall provide to AT&T's Company Manager, located at 500 North Point Parkway, FLOC Bl104B, Alpharetta, Georgia 30302, GTE's originating or state level company code so that it may be added to AT&T's internal tables at least thirty (30) calendar days prior to testing or prior to a change in GTE's originating or state level company code.

5.3 During the testing period, GTE shall transmit to AT&T any Billing data and information via paper transmission. Test tapes shall be sent to AT&T at the following location:

          --------------------------------------------------
           Test Tapes:     AT&T
                           500 North Point Parkway
                           FLOC Bl104B
                           Alpharetta, Georgia 30302
                           Attn: Access Bill Testing
                           Coordinator
          --------------------------------------------------

                                 ATTACHMENT 6B
                                 -------------

               UNBUNDLED NETWORK ELEMENTS BILLING AND RECORDING
               ------------------------------------------------

                               TABLE OF CONTENTS
                               -----------------

APPENDIX B............................................................    1

UNBUNDLED NETWORK ELEMENT BILLING AND RECORDING.......................    1

1. General............................................................    1

2. Billable Information And Charges...................................    1

3. Collocation........................................................    2

4. Issuance of Unbundled Network Element Bills - General..............    3

5. Electronic Transmissions of Unbundled Network Element Bills........    4

6. Testing Requirements...............................................    4

7. Local Number Portability...........................................    4

                                                                    Attachment 6
                                                                      Appendix B
                                                                          Page 1

                                  APPENDIX B
                                  ----------
                UNBUNDLED NETWORK ELEMENT BILLING AND RECORDING
                -----------------------------------------------

1.     GENERAL
       -------

       This Section contains the provisions applicable to the billing and recording of all charges AT&T incurs for purchasing Unbundled Network Elements and/or Combinations of Unbundled Network Elements.

2.     BILLABLE INFORMATION AND CHARGES
       --------------------------------

2.1 GTE will bill and record in accordance with this Agreement those Combinations charges AT&T incurs as a result of AT&T purchasing from GTE Unbundled Network Elements and/or Combinations of Unbundled Network Elements as set forth in this Agreement (hereinafter "Unbundled Network Element Charges"). Each such Element, or Combination thereof purchased by AT&T shall be assigned a separate and unique billing code in the form agreed to by the Parties and such code shall be provided to AT&T on each Unbundled Network Element Bill in which charges for such Elements, or Combinations appear. Each such billing code shall enable AT&T to identify the Element(s), or Combinations, Objects and Options as described in Attachment 4 to this Agreement ordered or utilized by AT&T in which Unbundled Network Element Charges apply pursuant to this Agreement. Each Unbundled Network Element Bill shall set forth the quantity and description of each such Element, or Combination provided and billed to AT&T. All Unbundled Network Element Charges billed to AT&T must indicate the state from which such charges were incurred.

2.2 GTE shall provide AT&T a monthly Unbundled Network Element Bill that includes all Unbundled Network Element Charges incurred by and credits and/or adjustments due to AT&T for those Elements, or Combination thereof, ordered, established, utilized, discontinued or performed pursuant to this Agreement. Each Unbundled Network Element Bill provided by GTE to AT&T shall include: (1) all non-usage sensitive charges incurred for the period beginning with the day after the current bill date and extending to, and including, the next bill date, (2) any known unbilled non-usage sensitive charges for prior periods, (3) unbilled usage sensitive charges for the period beginning with the last bill date and extending up to, but not including, the current bill date, (4) any known unbilled usage sensitive charges for prior periods, and (5) any known unbilled adjustments.

2.3 The Bill Date must be present on each bill transmitted by GTE to AT&T. Unbundled Network Element Bills shall not be rendered for any Unbundled Network Element Charges which are incurred under this Agreement on or

                                                                    Attachment 6
                                                                      Appendix B
                                                                          Page 2

       before one (1) year preceding the Bill Date, except for charges resulting from an audit conducted pursuant to Section 2.1.4 of Attachment 6. In addition, on each bill where "Jurisdiction" is identified, Local Traffic charges shall be identified as "Local" and local toll charges shall be identified as intrastate/intraLATA.

2.4 GTE shall bill AT&T for each Element, or Combination thereof, supplied by GTE to AT&T pursuant to this Agreement at the rates set forth in this Agreement. GTE will bill AT&T based on the actual Unbundled Network Element Charges incurred, provided, however, for those usage based Unbundled Network Element Charges where actual charge information is not determinable by GTE because the jurisdiction (i.e., interstate, interstate/interLATA, intrastate, intrastate/intraLATA, local) of the traffic is unidentifiable, the Parties will jointly develop a process to determine the appropriate charges. Measurement of usage-based Unbundled Network Element Charges shall be in tenths of conversation seconds. The total conversation seconds per chargeable traffic types will be totalled for the entire monthly bill cycle and then rounded to the next whole minute.

2.5 Except as otherwise specified in this Agreement, each Party shall be responsible for (1) all costs and expenses it incurs in complying with its obligations under this Agreement and (2) the development, modification, technical installation and maintenance of any systems or other infrastructure which it requires to comply with and to continue complying with its responsibilities and obligations under this Agreement.

2.6 Each Party shall provide the other Party at no additional charge a contact person or center for the handling of any Unbundled Network Element Billing questions or problems that may arise during the implementation and performance of the terms and conditions of this Attachment.

3.     COLLOCATION
       -----------

       When AT&T collocates with GTE in GTE's facility as described in this Agreement, capital expenditures (e.g., costs associated-with building the "cage"), shall be billed separately and shall not be included in the Unbundled Network Element Bill provided to AT&T pursuant to this Attachment. All such capital expenses shall be given a unique BAN (as defined in Section 4.2, below) and invoice number. All invoices for capital expenses shall be sent to the location specified by AT&T for payment. All other non-capital recurring collocation expenses shall be billed to AT&T in accordance with this Agreement. The CABS Billing Output Specifications ("BOS") documents provide the guidelines on how to bill the Unbundled Network Element Charges associated with collocation. The bill label for those collocation charges shall be entitled "Expanded Interconnection Service." For those

                                                                    Attachment 6
                                                                      Appendix 8
                                                                          Page 3

       nonmechanized Unbundled Network Element bills, the bill label for non-capital recurring collocation expenses shall be entitled "Collocation."

4.     ISSUANCE OF UNBUNDLED NETWORK ELEMENT BILLS - GENERAL
       -----------------------------------------------------

4.1    GTE and AT&T shall issue Unbundled Network Element Bills as follows:

4.1.1 Until the availability of CABS in accordance with Section 4.1.2, GTE and AT&T shall issue Unbundled Network Element Local Service Bills via EDI.

4.1.2 GTE and AT&T will jointly work together such that as soon after July 1, 1998, as possible, GTE and AT&T shall issue all Unbundled Network Element Local Service Bills in accordance with CABS Version 26.0, or such later version of CABS that are as published by Bellcore, or its successor, and the requirements of this Appendix or such other version of CABS which becomes industry standard.

4.2 GTE and AT&T will establish monthly billing dates ("Bill Date") for each Billing Account Number ("BAN"), and, when appropriate, as further defined in the CABS document, which Bill Date shall be the same day month to month. Each BAN shall remain constant from month to month, unless changed as agreed to by the Parties. Each Party shall provide the other Party at least thirty (30) calendar days written notice prior to changing, adding or deleting a BAN. The Parties will provide one Unbundled Network Element Billing invoice associated with each BAN. Each invoice must contain an invoice number (which will vary from month to month). On each bill associated with a BAN, the appropriate invoice number and the charges contained on such invoice must be reflected. All Unbundled Network Element Bills must be received by the other Party no later than ten (10) calendar days from Bill Date and at least twenty (20) calendar days prior to the payment due date (as described in this Attachment), whichever is earlier. Any Unbundled Network Element Bill received on a Saturday, Sunday or a day designated as a holiday by the Chase Manhattan Bank of New York (or such other bank as AT&T shall specify) will be deemed received the next business day. If either Party fails to receive Unbundled Network Element Billing data and information within the time period specified above, the payment due date will be extended by the number of days the Unbundled Network Element Bill is late.

4.3 Each Party will provide the other Party written notice of which Unbundled Network Element Bills are to be deemed the official bills. If either Party requests an additional copy(ies) of a bill, such Party shall pay the other Party a reasonable fee per additional bill copy, unless such copy was requested due to errors, omissions, or corrections or the failure of the transmission to comply with the specifications set forth in this Agreement.

                                                                    Attachment 6
                                                                      Appendix B
                                                                          Page 4

4.4 To avoid transmission failures or the receipt of Unbundled Network Element Billing information that cannot be processed, the Parties shall provide each other with their respective process specifications and edit requirements. AT&T shall comply with GTE's processing specifications when AT&T transmits Unbundled Network Element Billing data to GTE. GTE shall comply with AT&T's processing specifications when GTE transmits Unbundled Network Element Billing data to AT&T. AT&T and GTE shall provide each other reasonable notice if a Unbundled Network Element Billing transmission is received that does not meet such Party's specifications or that such Party cannot process. Such transmission shall be corrected and resubmitted to the other Party, at the resubmitting Party's sole expense, in a form that can be processed. The payment due date for such resubmitted transmissions will be twenty (20) days from the date that the transmission is received in a form that can be processed and that meets the specifications set forth in this Attachment.

5.     ELECTRONIC TRANSMISSIONS OF UNBUNDLED NETWORK ELEMENT BILLS
       -----------------------------------------------------------

       Electronic Transmission of Unbundled Network Elements will be governed by the same standards and conditions applicable to Local Service Bills, as set forth in Appendix A to this Attachment 6, Section 4.

6.     TESTING REQUIREMENTS
       --------------------

       GTE shall adhere to the same testing requirements and specifications for transmitting Unbundled Network Element Bills as applicable to Local Service Bills, as set forth in Appendix A to this Attachment 6, Section 5.

7.     LOCAL NUMBER PORTABILITY
       ------------------------

7.1 In accordance with the terms and conditions set forth in this Attachment 6, GTE shall record and provide to AT&T agreed upon detail information associated with a call to an AT&T local exchange customer whose telephone number has been ported from GTE under INP as further described in the Local Number Portability Attachment to this Agreement.

7.2 When an IXC terminates an interLATA or IntraLATA toll call to an AT&T local exchange customer whose telephone number has been ported from GTE, the Parties agree that AT&T shall receive those IXC access charges associated with end office switching, local transport, RIC and CCL, AS appropriate, and such other applicable charges. GTE shall be entitled only to receive any access tandem fees and associated local transport charges, and any INP fees (i.e., such as RCF charges) set forth in this Agreement. When a call for which access charges are not applicable is terminated to an AT&T local exchange customer whose telephone number has been ported from GTE the Parties

                                                                    Attachment 6
                                                                      Appendix B
                                                                          Page 5

     agree that the mutual compensation arrangements described in this Agreement shall apply.

                           ATTACHMENT 6, APPENDIX C
                           ------------------------

                     INTERCONNECTION BILLING AND RECORDING
                     -------------------------------------

                               TABLE OF CONTENTS
                               -----------------

APPENDIX C................................................................. 1
INTERCONNECTION BILLING AND RECORDING...................................... 1
1. General................................................................. 1
2. Meet Point Billing...................................................... 1
3. Mutual Compensation..................................................... 2
4. Issuance of Meet Point Billing Data and Mutual Billing Data............. 3
5. Testing Requirements.................................................... 3

                                                                    Attachment 6
                                                                      Appendix C
                                                                          Page 1

                                  APPENDIX C
                                  ----------

                     INTERCONNECTION BILLING AND RECORDING
                     -------------------------------------



     1.   GENERAL
          -------

          This Section describes the Meet Point Billing and Mutual Compensation requirements applicable when AT&T is Interconnected to GTE network facilities.

     2.   MEET POINT BILLING
          ------------------

     2.1 AT&T and GTE will establish meet-point billing ("MPB") arrangements in accordance with the Meet Point Billing guidelines adopted by and contained in the OBF's MECAB and MECOD documents. Both Parties will use their best reasonable efforts, individually and collectively, to maintain provisions in their respective federal and state access tariffs, and/or provisions within the National Exchange Carrier Association ("NECA") Tariff No. 4, or any successor tariff to reflect the MPB arrangements identified in this Agreement, in MECAB and in MECOD.

     2.2 AT&T and GTE will implement the "Multiple Bill/Multiple Tariff" option in order to bill any interexchange carrier ("IXC") for that portion of the Unbundled Network Elements provided by AT&T or GTE. For all traffic carried over the MPB arrangement, AT&T and GTE shall bill each other all applicable elements at the rates specified in this Agreement. Charges for those Unbundled Network Elements shall be billed as set forth in Appendix B of this Attachment.

     2.3 GTE and AT&T shall require any new IXC to notify both GTE and AT&T using the existing ASR process in accordance with MECOD ordering guidelines.

     2.4 GTE and AT&T agree that in an MPB arrangement where one Party provides local transport and the other Party provides the end office switching, the Party who provides the end office switching is entitled to bill any residual interconnection charges ("RIC") and common carrier line ("CCL") charges associated with the traffic. The Parties further agree that in those MPB situations where one Party sub-tends the other Party's access tandem, the Party providing the access tandem is only entitled to bill the access tandem fee and any associated local transport charges. The Parties also agree that the Party who provides the end office switching is entitled to bill end office switching fees, local transport charges, RIC and CCL charges, as appropriate, and such other applicable charges.

                                                                    Attachment 6
                                                                      Appendix C
                                                                          Page 2

     2.5 GTE and AT&T will record and transmit MPB information in accordance with the standards and in the format set forth in this Attachment. GTE and AT&T will coordinate and exchange the billing account reference ("BAR") and billing account cross reference ("BACR") numbers for the MPB arrangements described in this Attachment. Each Party will notify the other if the level of billing or other BAR/BACR elements change, resulting in a new BAR/BACR number.

     2.6 If MPB data is not processed and delivered by either GTE or AT&T and in turn such Party is unable to bill the IXC for the appropriate charges, the Party who failed to deliver the data will be held liable for the amount of the unbillable charges.

     2.7 If MPB data is not submitted within fifteen (15) days of their recording or is not in the proper format as set forth in this Attachment, and if as a result the other Party is delayed in billing the IXC for the appropriate charges it incurs, the delaying Party shall pay the other Party a late MPB data delivery charge which will be the total amount of the delayed charges times the highest interest rate (in decimal value) which may be levied by law for commercial transactions, compounded daily for the number of days from the date the MPB charges should have been received to and including the date the MPB charge information is actually received.

     2.8 Errors in MPB data exchanged by the Parties may be discovered by AT&T, GTE or the billable IXC. Both AT&T and GTE agree to provide the other Party with notification of any discovered errors within two (2) business days of the discovery. The other Party shall correct the error within eight (8) business days of notification and resubmit the data. In the event the errors cannot be corrected within the time period specified above, the erroneous data shall be considered lost. If MPB data is lost due to incorrectable errors or otherwise, the Parties shall follow the procedures set forth in the Customer Billing Data Attachment of this Agreement and compensate the other for the lost MPB billing data.

     2.9 Neither AT&T nor GTE will charge the other for the services rendered, or for information required for Collocation as set forth in this Attachment except those MPB charges specifically set forth herein. Both Parties will provide the other a single point of contact to handle any MPB questions.

     3.   MUTUAL COMPENSATION
          -------------------

     3.l The Parties shall bill each other reciprocal compensation in accordance with the standards set forth in this Agreement for traffic terminated to the other Party's customer, where both such customers bear NPA-NXX designations associated with the same LATA or other authorized area (e.g., extended area service zones in adjacent LATAs), including those traffic types that have been

                                                                    Attachment 6
                                                                      Appendix C
                                                                          Page 3

          traditionally referred to as "local calling," as "extended area service (EAS)," and as "intraLATA toll." Where GTE is the recording company, such traffic shall be recorded and transmitted to AT&T in accordance with this Attachment. Further, the traffic exchanged pursuant to this Attachment shall be measured in billing minutes of use and shall be in tenths of conversation seconds. The total conversation seconds per chargeable traffic type will be totaled for the entire monthly billing cycle and then rounded to the next whole conversation minute. Reciprocal compensation for the termination of this traffic shall be charged at rates specified in Part V, Attachment 15 and Attachment 14.

     3.2 In lieu of the reciprocal compensation arrangement described above and where permitted by state law or Commission regulation or order, the Parties may elect in writing to adopt a bill and keep compensation arrangement or such other mutually agreed upon compensation arrangement.

     4.   ISSUANCE OF MEET POINT BILLING DATA AND MUTUAL BILLING DATA
          -----------------------------------------------------------

     4.1 GTE and AT&T shall issue the data required to implement Section 2 of this Appendix (i.e. Meet Point Billing Data) and Section 3 of this Appendix (i.e. Mutual Compensation) as provided in EMR format via Connect:Direct as provided in Section 2.5 of this Attachment.

     5.   TESTING REQUIREMENTS
          --------------------

          The Parties shall adhere to the same testing requirements and specifications for transmitting Meet Point Billing data and Mutual Compensation data as applicable to the recording of Call Information as set forth in Section 2.5 of this Attachment.

                                 ATTACHMENT 7
                                 ------------

                       PROVISION OF CUSTOMER USAGE DATA
                       --------------------------------

                               TABLE OF CONTENTS
                               -----------------

PROVISION OF CUSTOMER USAGE DATA....................................    1

1. Introduction.....................................................    1

2. General Requirements for Recorded Usage Data.....................    1

3. Usage Data Specifications........................................    1

4. Recorded Usage Data Format.......................................    2

5. Recorded Usage Data Reporting Requirements.......................    2

6. Recording Failures...............................................    4

7. Charges..........................................................    5

8. Local Account Maintenance........................................    5

9. Clearinghouse Procedures.........................................    5

APPENDIX I..........................................................    7

SECTION I:   SCOPE..................................................    8

SECTION II:  RECORDED USAGE TO BE TRANSMITTED TO AT&T...............    9

SECTION III: GTE TO AT&T USAGE FEED.................................   10

SECTION IV:  AT&T PROCESSING REQUIREMENTS...........................   15

SECTION V:   TEST PLANS AND ACTIVITIES..............................   17

SECTION VI:  POST DEPLOYMENT ACTIVITIES.............................   19

SECTION VII: SUBAPPENDICES..........................................   23

APPENDIX II.........................................................   31

                                                                    Attachment 7
                                                                          Page 1

                       PROVISION OF CUSTOMER USAGE DATA
                       --------------------------------

1.   INTRODUCTION
     ------------

1.1 This Attachment sets forth the terms and conditions for GTE's provision of recorded usage data (as defined in this Attachment) to AT&T. Recorded Usage Data shall be provided by GTE to AT&T when AT&T purchases Network Elements, Combinations, or Local Services from GTE.

2.   GENERAL REQUIREMENTS FOR RECORDED USAGE DATA
     --------------------------------------------

2.1 GTE shall provide AT&T with Recorded Usage Data in accordance with this Attachment.

2.2 GTE's provision of Recorded Usage Data to AT&T shall be in accordance with AT&T's Direct Measures of Quality (DMOQs) set forth in Attachment 12.

2.3 GTE shall retain Recorded Usage Data in accordance with applicable law and regulation.

3.   USAGE DATA SPECIFICATIONS
     -------------------------

3.1 To the extent that GTE records such information for itself, GTE will record usage originating from AT&T Customers using the GTE provided Element or Local Services, which include intraLATA toll and local usage. Recorded Usage Data includes, but is not limited to, the following categories of information:

          .   Call Attempts
          .   Completed Calls
          .   Use OF CLASS/LASS/Custom Features
          .   Calls To Information Providers Reached Via GTE Facilities And
              Contracted By GTE
          .   Calls To Directory Assistance Where GTE Provides Such Service To
              An AT&T Customer
          .   Calls Completed Via GTE Provided Operator Services Where GTE
              Provides Such Services To AT&T's Local Service Customer
          .   For GTE Provided CENTRANET Service, Station Level Detail for calls outside the CENTRANET group
          .   Records Shall Include Complete Call Detail And Complete Timing
              Information
          .   Recording Of Completed Calls Which GTE Does Not Record For Its Own
              Service Offerings (e.g., Flat Rate Free Calling Area Service)

                                                                    Attachment 7
                                                                          Page 2

          In the event GTE does not record the above information for itself, GTE will record such information subject to AT&T's agreement to pay its proportionate share of costs associated with such recording.

3.2 GTE shall provide to AT&T Record Usage Data for AT&T Customers only in unrated format, except for rated incollects and except as provided in
          Section 3.3 following. GTE will not submit other carrier local usage data as part of the AT&T Recorded Usage Data.

3.3 Calls to information providers referenced in Section 3.1 preceding shall be provided to AT&T in rated format for billing to the customer.

3.3.1 The parties also agree to establish settlement procedures to permit AT&T to recourse to GTE amounts AT&T Customers refuse to pay for these rated information provider charges forwarded by GTE to AT&T for billing.

3.4 End user customer usage records and station level detail records shall be in packs in accordance with EMR standards.

4.        RECORDED USAGE DATA FORMAT
          --------------------------

4.1 GTE will provide Recorded Usage Data in the EMR format and by category, group and record type, as specified in the AT&T Customer Usage Data Transfer Requirements, March 1996 ("Data Requirements") which is attached hereto and incorporated herein as Appendix 11.

4.2 GTE shall include the Working Telephone Number (WTN) of the call originator on each EMR call record.

4.3 End user customer usage records and station level detail records shall be in packs in accordance with EMR standards.

5.        RECORDED USAGE DATA REPORTING REQUIREMENTS
          ------------------------------------------

5.1 GTE shall segregate and organize the Recorded Usage Data in accordance with AT&T's instructions.

5.2 GTE shall provide segregated Recorded Usage Data to multiple AT&T biller locations as designed by AT&T.

5.3 GTE shall transmit Data Requirements formatted Recorded Usage Data to AT&T via CONNECT: Direct as designated by AT&T. In the event that usage transfer cannot be accommodated by CONNECT: Direct because of extended (one business day or more) facility outages, or if facilities do not exist, GTE will contract for a courier service to transport the data tapes. Data

                                                                    Attachment 7
                                                                          Page 3

        transported to AT&T on tape or cartridge via a courier will have the physical characteristics indicated in SUBAPPENDIX A. AT&T's intent is for variable block format (2476 bytes) with a LRLECL of 2472. The charge for said service shall be as set forth in Attachment 14.

5.3.1   GTE will provide AT&T with contacts for sending/receiving usage files.

        AT&T will provide GTE with contacts responsible for receiving usage transmitted by GTE and usages tapes from a courier service in the event of a facility outage.

5.4 AT&T will test and certify the CONNECT:Direct interface to ensure the accurate receipt of Recorded Usage Data. GTE shall make any changes necessary to pass the AT&T CONNECT:Direct certification process.

5.5 GTE shall provide Recorded Usage Data to AT&T within the time frames specified in Attachment 12.

5.6 GTE will establish a single point of contact to respond to AT&T call usage, data error, and record transmission inquiries.

5.7 The Recorded Usage Data EMR format, content, and transmission process will be tested as specified by AT&T

5.8 When requested by AT&T for security purposes, GTE shall provide AT&T with Recorded Usage Data promptly. If not available in EMR format, the Recorded Usage Data may be provided in AMA format.

5.9     USAGE SUMMARY

        Messages will be transmitted, via a direct feed, to AT&T in standard EMR format. The following is a list of EMR records that AT&T can expect to receive from GTE:

        Header Record      20-20-01

        Trailer Record     20-20-02

        Detail Records     01-01-01, 06, 07, 08, 09, 16, 18, 31, 32, 33, 35, 37,
                           80, 81, 82, 83, 10-01-01, 06, 07, 08, 09, 16, 18, 31,
                           32, 35, 37, 80, 81, 82, 83

        Credit Records     03-01-XX

        Rated Credits      41-01-XX

        Cancel Records     51-01-XX

                                                                    Attachment 7
                                                                          Page 4


          Correction Records 71-01-XX

          *Category 01 is utilized for Rated Messages; Category 10 is utilized for Unrated Messages

          In addition, GTE should provide a 42-50-01 Miscellaneous Charge record to support the Special Features Star Services (see Appendix II, Subappendix E for specific details) if these features are part of GTE's resale product.

          For detailed information regarding EMR, refer to the current version of the BellCore Practice BR010-200-010 document.

5.10 AT&T and GTE will track pack number to control input based upon invoice sequencing criteria. GTE will be notified of sequence failures identified by AT&T and resend procedures are to be invoked.

5.11 AT&T upon receipt of cancel/connection records, will perform their current matching functionality to identify the original message to be connected/canceled. Processing will be dependent upon individual negotiations.

6.        RECORDING FAILURES
          ------------------

6.1 Loss of Recorded Usage Data - AT&T Recorded Usage Data determined to have been lost, damaged or destroyed as a result of an error or omission by GTE in its performance of the recording function shall, upon AT&T's request, be recovered by GTE at no charge to AT&T. In the event the data cannot be recovered by GTE, GTE shall estimate the messages and associated revenue, with assistance from AT&T, based upon the method described below. This method will be applied on a consistent basis, subject to modifications agreed to by GTE and AT&T. This estimate will be used to adjust amounts AT&T owes GTE for services GTE provides in conjunction with the provision of Recorded Usage Data.

6.1.1 Partial Loss - GTE shall review its daily controls to determine if data has been lost. When there has been a partial loss, actual message and minute volumes shall be reported, if possible. Where actual data are not available, a full day shall be estimated for the recording entity, as outlined in Section 6.1.3 following. The amount of the partial loss is then determined by subtracting the data actually recorded for such day from the estimated total for such day.

6.1.2 Complete Loss - Estimated message and minute volumes for each loss consisting of an entire AMA tape or entire data volume due to its loss prior to or during processing, lost after receipt, degaussed before processing, receipt of a blank or unreadable tape, or lost for other causes, shall be reported.

                                                                    Attachment 7
                                                                          Page 5

6.1.3 Estimated Volumes - From message and minute volume reports for the entity experiencing the loss, GTE shall secure message/minute counts for the four (4) corresponding days of the weeks preceding that in which the loss occurred and compute an average of these volumes. GTE shall apply the appropriate average revenue per message ("arpm") provided by AT&T to the estimated message volume to arrive at the estimated lost revenue. Within forty-five (45) business days of the Effective Date of this Agreement, the Parties will mutually agree on a minimum threshold for application of this Section 6.1.3 Section 6.1.3 will be modified as set forth below.

6.1.3.1 If the day is not a holiday but one (1) (or more) of the preceding corresponding days is a holiday, use additional preceding weeks in order to procure volumes for two (2) non-holidays in the previous two
          (2) weeks that correspond to the day of the week that is the day of the loss.

6.1.3.2 If the loss occurs on a weekday that is a holiday (except Christmas), GTE shall use volumes from the two (2) preceding Sundays.

6.1.3.3 If the loss occurs on Mother's Day or Christmas, GTE shall use volumes from that day in the preceding year (if available).

6.2 AT&T may also request data be provided that has previously been successfully provided by GTE to AT&T. GTE shall provide such data to the extent available subject to AT&T's agreement to pay relevant charges on a case-by-case basis.

7.        CHARGES
          -------

          GTE shall bill and AT&T shall pay the charges set forth in Part V and Attachment 14 for Recorded Usage Data. Billing and payment shall be in accordance with the applicable terms and conditions set forth in this Agreement.

8.        LOCAL ACCOUNT MAINTENANCE
          -------------------------

8.1 When AT&T purchase Local Service from GTE, and, as appropriate, when AT&T purchases certain Unbundled Network Elements, GTE shall provide AT&T with Local Account Maintenance as described in Appendix III of this Attachment. These procedures are in addition to Service Order procedures set forth in Part I and Attachment 4 to this Agreement.

9.        CLEARINGHOUSE PROCEDURES
          ------------------------

9.1 The Parties acknowledge that calls will be placed using the service of one Party that will be billable to customers of the other Party. In order to ensure

                                                                    Attachment 7
                                                                          Page 6

          that these calls are properly accounted for and billed to the appropriate customer, the Parties agree to work together and, when required, with other carriers, to establish clearinghouse procedures to accomplish these objectives. It is the intention of the Parties that these negotiations will be completed within six (6) months of the Effective Date of this Agreement. These procedures will establish the following:

9.1.1 AT&T shall have access to the Bellcore CMDS process for transmitting, receiving, and settling calling card, in-collect, and out-collect inter-region messages.

9.1.2 AT&T shall have access to the Bellcore company regional process for receiving and settling calling card, in-collect, and out-collect intra-region messages.

9.1.3 In the event a clearinghouse procedure is not in place upon the Effective Date of this Agreement, GTE will implement an interim arrangement with AT&T.

                                                                      Appendix I
                                                                          Page 7

                                  APPENDIX I
                                      TO
                                 ATTACHMENT 7



                              CUSTOMER USAGE DATA

                             TRANSFER REQUIREMENTS

                                                                      Appendix I
                                                                          Page 8

                                SECTION I: SCOPE
                                ---------- -----

1.   GENERAL
     -------

     This Appendix addresses the transmission by GTE of AT&T Customer usage to AT&T.

1.1  USAGE SUMMARY

     Messages will be transmitted, via a direct feed, to AT&T in standard EMR format. The following is a list of EMR records that AT&T can expect to receive from GTE:

     Header Record       20-20-01
     Trailer Record      20-20-02
     Detail Records*     01-01-01, 06, 07, 08, 09, 16, 18, 31, 32, 33, 35, 37,
                         80, 81 82, 83
                         10-01-01, 06, 07, 08, 09, 16, 18, 31, 32, 35, 37, 80,
                         81, 82, 83
     Credit Records      03-01-XX
     Rated Credits       41-01-XX
     Cancel Records      51-01-XX
     Correction Records  71-01-XX

     *Category 01 is utilized for Rated Messages; Category 10 is utilized for Unrated Messages

     In addition, GTE shall provide a 42-50-01 Miscellaneous Charge record to support the Special Features Star Services (see Subappendix E for specific details) if these features are part of GTE's offerings.
     For detailed information regarding EMR, refer to the current version of the BellCore Practice BR010-200-010 Appendix.

2.   APPENDIX CONTENT
     ----------------

     This Appendix describes baseline requirements for the transfer of GTE recorded, unrated usage to AT&T. Testing requirements and the reports needed to ensure data integrity are also included. Additional requirements and implementation details may be identified for conditions unique to GTE. Modifications and/or exceptions to this Appendix must be negotiated and mutually agreed upon by GTE and AT&T.

                                                                      Appendix I
                                                                          Page 9


          SECTION II: RECORDED USAGE TO BE TRANSMITTED TO AT&T
          ----------- -----------------------------------------

1.        GENERAL
          -------
          This section addresses the types of usage to be transmitted by GTE to AT&T.

1.1       Usage To Be Transferred To AT&T

1.1.1     AT&T Usage To Be Transferred

          The following messages recorded by GTE are to be transmitted to AT&T. GTE recorded usage includes all usage by AT&T Customers.

          NOTE: Rated incollect messages should be transmitted via the direct feed and can be intermingled with the unrated messages. No special packing is needed.

          At the discretion of AT&T, any of the mentioned messages that cannot be rated and/or billed AT&T may be returned to GTE via a direct returns fees. Returned messages will be sent to GTE in EMR format. Standard EMR return codes will be utilized.

          File transfer specifications are included within Section 3.

1.2       AT&T Usage

          The Recorded Usage Data in a resale environment includes all intraLATA toll and local usage. GTE will provide AT&T with unrated EMR records associated with all intraLATA toll and local usage which they record on AT&T's behalf. Any Category, Group and/or Record types approved in the future for GTE will be included if they fall within definition of local service resale. AT&T shall be given notification of implementation of a new type within the negotiated timeframes.

          NOTE: GTE messages will be packed using the packing criteria outlined in Section 3.4.8. It is important to note that all GTE messages will be packed together (intermingled) based on the appropriate AT&T Send To/Bill To RAO combination. Specific categories, groups, and record types will not be packed separately.

                                                                      Appendix I
                                                                         Page 10
                     SECTION III:  GTE TO AT&T USAGE FEED
                     ------------  ----------------------

1.        GENERAL
          -------

          This section contains the information required to GTE to transmit the usage defined in Section II to AT&T. This section specifically addresses the dataset requirements and processing.

1.1       Detailed EMR Record Edits

          AT&T will perform detailed record edits on the unrated and rated messages upon receipt form GTE. Messages that fail these edits may be returned to GTE.

1.2       Duplicate Record Checks

          AT&T will perform record checks on the unrated and rated messages to validate the duplicate messages are not sent by GTE to AT&T.

1.3       GTE to AT&T Usage Feed

1.3.1     Usage Data Transport Requirements

          GTE will provide the transport facility between GTE location and the AT&T location. It is AT&T's intent that usage data be transmitted via CONNECT:Direct whenever possible. In the event usage transfer cannot be accommodated by CONNECT:Direct because of extended (one(1) business day or longer) facility outages, or if facilities do not exist, GTE will contract for a courier service to transport the data via tape.

          GTE will provide AT&T with contacts, Remote Identifiers (IDs), and expected usage data volumes for each sending location.

          AT&T will provide contacts responsible for:
          Receiving usage transmitted by GTE.
          Receiving usage tapes from a courier service in the event of a facility outage.

1.3.2     Physical Characteristics

          Data transported to AT&T on tape or cartridge via a courier will have the physical characteristics indicated in Subappendix A. At&T's intent is for variable block format (2,476 bytes) with a LRECL of 2472.

1.3.3     Data Delivery Schedules

          Data will be delivered to AT&T by GTE daily (Monday through Friday) unless

                                                                      Appendix I
                                                                         Page 11

          otherwise negotiated. AT&T and/or GTE Data Center holidays are excluded. GTE and AT&T will exchange schedules of designated Data Center holidays.

1.3.4     Resending Data

          AT&T will notify GTE of resend requirements if a pack or entire dataset must be replaced due to pack rejection, damage in transit, dataset name failure, etc.

1.3.5     Pack Rejection

          Critical edit failure on the Pack Header or Pack Trailer records will result in pack rejection (e.g., detail record count not equal to grand total included in the pack trailer). Notification of pack rejection will be made by AT&T within one (1) business day of processing. Rejected packs will be corrected by GTE and retransmitted to AT&T by GTE.

1.3.6     Held Packs And Messages

          AT&T and GTE will track pack number to control input based upon invoice sequencing criteria. GTE will be notified of sequence failures identified by AT&T and resend procedures are to be invoked.

1.3.7     Data Content Requirements

          EMR is the format to be used for usage data provided to AT&T.

1.3.8     RAO Packing Requirements

          A pack shall contain a minimum of one message record or a maximum of 9,999 message records plus a pack header record and a pack trailer record. A file transmission contains a maximum of 99 packs. A dataset shall contain a minimum of one pack. GTE will provide AT&T one dataset per sending location, with the agreed upon RAO/OCN populated in the Header and Trailer records.

          Within the Header and Trailer records, the FROM RAO identifies the location that will be sending usage to AT&T. GTE will populate the FROM RAO field with the unique numeric value indentifying the location that is sending the data to AT&T. GTE will populate the Send To/Bill To RAO fields with the appropriate AT&T RAO values. Also, Pack Header and Trailer will have the OCN appropriately populated.

          The FROM RAO, OCN, and Remote Identifiers will be used by AT&T to control invoice sequencing and each will have its own invoice controls. The FROM RAO will also be used to determine where the message returns file,

                                                                      Appendix I
                                                                         Page 12

          containing any misdirected and unguidable usage, will be sent.

          The file's Record Format (RECFM) will be Variable Block (VB) Size 2,476 and the Logical Record Length (LRECL) will be 2,472 bytes. Compaction requirements can be found in Subappendix B hereto.

          AT&T has no special sort requirements for the packs sent by GTE.

1.3.9     Dataset Naming Convention

          GTE will transmit the usage to AT&T using the following dataset naming conventions. The dataset name (DSN) will be partitioned into five nodes, separated by periods as follows:

          NODE 1BB03PXNN*
          NODE 2. IBMUP
          NODE 3  (To be determined during negotiations)
          NODE 4. USAGE

          NODE 5. GNNNW00* (Generational Dataset to be incremented by sender).
          * The italicized "N" represents numeric fields determined during negotiations.

1.3.10    Control Reports

          AT&T accepts input data provided by GTE in EMR format in accordance with the requirements and specifications detailed in this section of the Attachment. In order to ensure the overall integrity of the usage being transmitted from GTE TO AT&T, data transfer control reports will be required. These reports shall be provided by AT&T to GTE on a daily or otherwise negotiated basis and reflect the results of the processing for each pack transmitted by GTE.


1.3.11    Message Validation Reports

          AT&T will provide the following three (3) daily (or otherwise negotiated) Message Validation reports to the designated GTE System Control Coordinator. These reports will be provided for all data received within GTE Local Resale Feed and will be transmitted Monday through Friday whether or not there have been any files transmitted.

1.3.11.1  Message Validation Pack Reject Report (A7287)

          This report provides information on packs rejected by AT&T. It lists the header and trailer record of each rejected pack and indicates the error codes and the associated error message which explains why the pack was rejected.

                                                                      Appendix I
                                                                         Page 13

          An example of the report and a list of Valid Error Codes and associated error messages are provided in Subappendix B hereto.

1.3.11.2  Message Validation Pack Accepted Report (A7288)

          This report provides vital statistics and control totals by Record ID, Type of Service, Message Counts and Record Counts, for all valid, rejected and dropped messages. The information is provided in the following report formats and control levels:

               1.  RLEC Total Messages
               2.  RLEC Total Records
               3.  RAO Total Messages
               4.  RAO Total Records
               5.  Pack Total (Record Counts and Message Counts)

          The first four report formats include percentages that indicate the relationship of the daily input volume by Record ID and Type of Record to the total input volume provided by an RAO and GTE.

          An example of the report is provided in Subappendix C hereto.

1.3.11.3  Message Validation EMR Detail Error Report (A7289)

          An EMR detailed error report is generated for each pack/invoice that is received and processed by AT&T. The report lists, in vertical format, the complete 175 byte EMR record that has failed to pass the initial edit criteria. It prints this detailed information only for the first five EMR records that share a common error condition. The error condition is flagged on the report by one of two possible error codes preceding the field value. The error codes are:

                         (C)  DENOTES CRITICAL ERRORS
                         (I)  DENOTES INFORMATION ERRORS

          The last two pages of the report for a given pack/invoice provide the following control totals:

          Total Errors for each Field
          Total Records Received
          Total Records Dropped
          Total Records Rejected to MIU
          Pack Reject Rate

                                                                      Appendix I
                                                                         Page 14


          Total Default Count (represents the number of Files on all of the input records that had to be programmatically altered to meet the EMR standards and specifications.)

          If the entire pack/invoice has been rejected because of a Critical Error Rate greater than 0.5%, the last page of the report will display such a statement enclosed in asterisks.

          An example of the report is provided in Subappendix D hereto.

1.3.11.4  Control Reports - Distribution

          Since GTE is not receiving control reports, dataset names will be established during detailed negotiations.

                                                                      Appendix I
                                                                         Page 15

                   SECTION IV: AT&T PROCESSING REQUIREMENTS
                   ----------  ----------------------------

1.        GENERAL
          -------

          This section contains requirements for AT&T processing of Recorded Usage Data that has been transmitted to AT&T for billing.

1.1       AT&T Rating Process

1.1.1     Message Rating

          AT&T will rate any individual messages (as defined in Section II), that have not already been rated by GTE (information provider messages will be rated by GTE), prior to transmitting the usage to a billing environment within AT&T.

1.1.2     Application Of Taxes/Fees/Surcharges

          AT&T will apply taxes, fees and surcharges as appropriate for the individual messages and/or customer accounts. The application of all taxes, fees and surcharges will be applied on all intraLATA local and toll usage received from GTE.

1.1.3     Duplicate Messages

          AT&T has existing duplicate checks as part of their message processing or billing functions. AT&T will perform these checks on the rated/unrated messages sent pursuant to GTE duplicate message disposition procedures and reports will be identified by AT&T during negotiations.

1.1.4     Record Edits

1.1.4.1   AT&T Record Edits

          AT&T will perform detailed record edits on the rated and unrated messages, prior to transmitting them to the billing environment. Rated and unrated records that do not pass AT&T edits will be returned to GTE.

1.1.4.2   GTE Record Edits

          If GTE has existing detailed record edits for rated and unrated messages, GTE is to perform these edits.

          Rated and unrated records that do not pass AT&T edits will be returned to GTE. GTE will attempt to perform error correction on all records requiring such action as agreed upon through the detailed negotiations process.

                                                                      Appendix I
                                                                         Page 16

1.1.5     AT&T To GTE Message Returns

          At the discretion of AT&T, customer usage data sent to AT&T by GTE that cannot be guided to an AT&T billed account or that cannot be processed will be returned to GTE with the appropriate industry standard return codes.

1.1.6     Cancel/Correction Records

          AT&T, upon receipt of cancel/correction records, will perform their current matching functionality to identify the original message to be canceled/corrected. (Processing will be dependent upon individual negotiations.)

                                                                      Appendix 1
                                                                         Page 17

                     SECTION V:  TEST PLANS AND ACTIVITIES
                     ----------  -------------------------

1.   GENERAL
     -------

     This section defines GTE and AT&T activities which are required prior to implementation. The tests and activities described are necessary to ensure a smooth, accurate and well-programmed conversion. Specific test dates will be identified through the negotiations process.

1.1  INTERFACE TESTING

     The Parties agree to usage interface testing between GTE and AT&T. The purpose of this test is to ensure that the usage described in Section II preceding can be sent by either Party and can be accepted and processed by the other Party. GTE will provide a test file to AT&T's designated Regional Processing Center (RPC) in the format that will be used for live day-to-day processing. The file will contain one (1) full day's production usage. The format of the file will conform to the requirements shown in Section III. AT&T will review the file and verify that it conforms to its data center requirements. AT&T will notify GTE in writing whether the format is acceptable, AT&T will also provide GTE with the agreed-upon control reports as part of this test.

     AT&T will provide a test file to GTE's designated Regional Processing Center (RPC) in the format that will be used for live day-to-day processing. The file will contain one (1) full day's production usage. The format of the file will conform to the requirements shown in Section III. GTE will review the file and verify that it conforms to its data center requirements. GTE will notify AT&T in writing whether the format is acceptable. GTE will also provide AT&T with the agreed-upon control reports as part of this test.

1.2  OPERATIONAL TEST

     The purpose of this test is to ensure that volumes of usage in consecutive sequence can be extracted, distributed, and processed by GTE and AT&T.

     GTE is required to provide AT&T with GTE recorded, unrated usage (as defined in Section 2) for a minimum of five (5) consecutive days. AT&T will provide GTE with the message validation reports associated with test usage.

     AT&T will rate and process the unrated intraLATA toll and local usage.
     AT&T will process this data to test bills. AT&T may request that the test usage contain specific usage volumes and characteristics to ensure a complete test. Specific usage volumes and characteristics will be discussed during detailed negotiations.

                                                                      Appendix I
                                                                         Page 18

1.3       Test File

          Test data should be transported via CONNECT:Direct whenever possible. In the event that courier service must be used to transport test media, the physical tape characteristics to be used are described in Subappendix A hereto.

                                                                      Appendix I
                                                                         Page 19

                    SECTION VI: POST DEPLOYMENT ACTIVITIES
                    ----------- --------------------------

1.     GENERAL
       -------

       Requirements for ongoing maintenance of the usage feeds between AT&T and GTE are described on this section. Included are minimal requirements for day to day control of the regularly scheduled transfer of GTE unrated and rated usage data and procedures for introducing and verifying AT&T/GTE System Changes.

1.1    Control Maintenance And Review

1.1.1  Periodic Review

       Control procedures for all usage transferred between GTE and AT&T will require periodic review. This review may be included as part of an annual audit of GTE by AT&T or as part of the normal production interface management function. Breakdowns which impact the flow of usage between GTE and AT&T must be identified and jointly resolved as they occur. The resolution may include changes to control procedures, as similar problems would be avoided in the future. Any changes to control procedures would need to be mutually agreed upon by AT&T and GTE.

1.1.2  Retention of Records

       Data back-up will be retained for forty-five (45) days. GTE shall maintain a machine readable back-up copy of the message detail provided to AT&T for a minimum of forty-five (45) calendar days. AT&T will maintain the message detail received from GTE for a minimum period of forty-five (45) calendar days. Designated AT&T personnel will provide these records to GTE or its authorized agents upon written request. GTE will also provide any data back to AT&T upon their written request.

1.2    GTE Software Changes

       When GTE plans to introduce any software changes which impact the format or content structure of the usage data feed to AT&T, designated GTE personnel will notify AT&T no less than one hundred twenty (120) calendar days before such changes are implemented.

       GTE will communicate the projected changes to the appropriate groups in AT&T so that potential impacts on AT&T processing can be determined.

                                                                      Appendix I
                                                                         Page 20

          AT&T personnel will review the impact of the change on the entire control structure as described in Section 1.5, Post Conversion Test Plan, herein. AT&T will negotiate any perceived problems with GTE and will arrange to have the data tested utilizing the modified software.

          If it is necessary for GTE to request changes in the schedule, content or format of usage data transmitted to AT&T, GTE will notify AT&T.

     1.3  AT&T Requested Changes

          If it is necessary for AT&T to request changes in the schedule, content, or format of the usage data transmitted from GTE, AT&T will notify GTE.

          When the negotiated changes are to be implemented, AT&T and/or GTE will arrange for testing of the modified data as described in Section 1.5, Post Conversion Test Plan.

     1.4  AT&T Software Changes

          When AT&T plans to introduce any software changes which may impact the format or content structure of the usage data transmitted from GTE, AT&T will notify the designated GTE personnel, no less than one hundred twenty (120) calendar days before such changes are implemented.

          The AT&T contact will communicate the project changes to the appropriate groups in GTE so that potential impacts on GTE processing can be determined.

          AT&T will negotiate any perceived problems with GTE and will arrange to have the data tested utilizing the modified software.

          Altering the one hundred twenty (120) day window for introducing software changes can be negotiated by both companies, dependent upon the scope and impact of the change.

                                                                      Appendix I
                                                                         Page 21

     1.5       Post-Conversion Test Plan

               The test plan described below is designed to encompass all types of changes to the usage data transferred by GTE to AT&T and the methods of transmission for that data.

     1.5.1     GTE System Change Description

               For a GTE system change, GTE shall provide AT&T with an overall description of the change, stating the objective and a brief explanation of the reasons for the change.

               During the initial negotiations regarding the change, GTE shall provide a list of the specific records and/or systems impacted by the change to designated AT&T personnel.

               Finally, GTE shall also provide AT&T a detailed description of the changes to be implemented. It shall include sufficient detail for designated AT&T personnel to analyze and estimate the effects of the changes and to design tests to verify the accuracy of the implementation.

     1.5.2     Change Negotiations

               GTE and AT&T will provide mutual written change notifications. AT&T shall be notified in writing of all proposed change negotiations initiated by GTE. In turn, AT&T will notify GTE of proposed change negotiations initiated by AT&T.

               After formal notification of planned changes, whether originated by GTE or AT&T, designated AT&T personnel will schedule negotiation meetings as required with designated GTE personnel. The first meeting should produce the overall change description (if not previously furnished) and the list of records and/or systems affected.

               In subsequent meetings, GTE shall provide the detailed description of changes to be implemented. After reviewing the described changes, designated AT&T personnel will negotiate a detailed test procedure with GTE.

     1.5.3     Control Change Analysis

               Based on the detailed description of the changes provided by GTE, and the review of the projected changes by AT&T, designated AT&T personnel will:

     1.5.3.1   Determine the impact of the changes on the overall structure.

     1.5.3.2 Determine whether any single change has a potential control impact (i.e., high error rate on individual records that might result in pack rejection).

                                                                      Appendix I
                                                                         Page 22

     1.5.3.3   Determine whether any controls might be adversely affected.

     1.5.3.4 Arrange for appropriate control structure changes to meet any of the above conditions.

     1.5.4     Verification Of Changes

               Based on the detailed description of changes furnished by GTE, designated AT&T personnel will:

     1.5.4.1   Determine the type of change(s) to be implemented.

     1.5.4.2   Develop a comprehensive test plan.

     1.5.4.3   Negotiate scheduling and transfer of modified data with GTE.

     1.5.4.4   Negotiate testing of modified data with the appropriate AT&T RPC.

     1.5.4.5 Negotiate processing of verified data through the AT&T billing system with the RPC.

     1.5.4.6 Arrange for review and verification of testing with appropriate AT&T groups.

     1.5.4.7   Arrange for review of modified controls, if applicable.

     1.5.5     Introduction of Changes

               When all the testing requirements have been met and the results reviewed and accepted, designated AT&T personnel will:

     1.5.5.1   Negotiate an implementation schedule.

     1.5.5.2 Verify the existence of a contingency plan with the appropriate AT&T personnel.

     1.5.5.3 Arrange for the follow-up review of changes with appropriate AT&T personnel.

     1.5.5.4 Arrange for appropriate changes in control program, if applicable.

     1.5.5.5 Arrange for long-term functional review of impact of changes on the AT&T billing system, i.e., accuracy, timeliness, and completeness.

                                                                     Appendix I
                                                                        Page 23

                          SECTION VII: SUBAPPENDICES
                          ------------ -------------

SUMMARY OF SUBAPPENDICES


Subappendix A
-------------

Physical Characteristics Of Data Tapes/
Cartridges


Subappendix B
-------------

Message Validation Pack Reject Report (A7287)


Subappendix C
-------------

Message Validation Pack Accepted Report (A7288)


Subappendix D
-------------

Message Validation EMR Detail Error Report (A7289)


Subappendix E
-------------

Special Features Star Services

                                                                    Appendix I-A
                                                                          Page 1

                                 SUBAPPENDIX A

               PHYSICAL CHARACTERISTICS OF DATA TAPES/CARTRIDGES

Data transported to AT&T by GTE, or to GTE by AT&T, on tape or cartridge via a courier will have the following physical characteristics:

Tape:                         9-track, 6250 (or 1600) BPI (Bytes per inch)

Cartridge:                    38,000 BPI (Bytes per inch)

LRECL:                        2,472 Bytes

Parity:                       Odd

Character Set:                Extended Binary Coded Decimal Interchange Code
                              (EBCDIC)

External labels:              Exchange Carrier Name, Dataset Name (DSN) and
                              volume serial number

Internal labels:              IBM Industry OS labels will be used. They consist
                              of a single volume label and two sets of header and trailer labels.

One file per sending          104 bytes EMR compacted format plus location
with variable                 modules as applicable.
length records

                                                                    Appendix I-B
                                                                          Page 1

                                 SUBAPPENDIX B

MESSAGE VALIDATION PACK REJECT REPORT (A7287)                  MM/DD/YY HH:MM:SS

                                                           RETEN CODE: 01R-00300
--------------------------------------------------------------------------------

COMPANY   XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX    REMOTE ID   9999X    FROM BSID 999

HEADER   RECORD ID   DATE CREATED   INVOICE NUMBER   BELL CO ID    BELL RAO   IX CARRIER   IND CO ID
          999999       99-99-99           99             99           999        999          9999

    TOTAL REC.
TRAILER  RECORD ID   DATE CREATED   INVOICE NUMBER   BELL CO ID    BELL RAO   IX CARRIER   IND CO ID
      COUNT
          999999       99-99-99           99             99           999        999          9999

ERRORS   ERROR CODE   ERROR MESSAGE

           EC99.9
      XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
      XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                                                                    Appendix I-?
                                                                          Page 2

                            SUBAPPENDIX B (CONT'D)
                 MESSAGE VALIDATION PACK REJECT REPORT (A7287)

ERROR CODE          ERROR MESSAGES
--------------------------------------------------------------------------------
EC01.2              First record after trailer is not a Pack Header.
--------------------------------------------------------------------------------
EC03.2              From RAO is not numeric.
--------------------------------------------------------------------------------
EC04.3              Invoice number on header invalid.
--------------------------------------------------------------------------------
EC04.5              Company ID not numeric.
--------------------------------------------------------------------------------
EC04.6              Independent company ID is not numeric.
--------------------------------------------------------------------------------
EC04.7              Header Record ID is invalid.
--------------------------------------------------------------------------------
EC04.8              Trailer Record ID is invalid.
--------------------------------------------------------------------------------
EC04.9              Trailer Record count invalid.
--------------------------------------------------------------------------------
EC05.0              Duplicate pack.
--------------------------------------------------------------------------------
EC05.1              Old Pack.
--------------------------------------------------------------------------------
EC05.2              RAO not found on table.
--------------------------------------------------------------------------------
EC07.3              Error rate greater than invoice file threshold for RAO
                    invoice number.
--------------------------------------------------------------------------------
EC12.0              Remote ID in Dataset is not valid.
--------------------------------------------------------------------------------
EC20.0              No detail records in pack.
--------------------------------------------------------------------------------
EC13.0              Invalid status on Pack Header.
--------------------------------------------------------------------------------
EC27.0              Pack exceeds limit of 9,999 detail records.
--------------------------------------------------------------------------------
EC40.9              Pack Header record is missing.
--------------------------------------------------------------------------------
EC41.0              Trailer record is missing.
--------------------------------------------------------------------------------
EC42.0              Trailer message volume is not equal to accumulated message volume.
--------------------------------------------------------------------------------
EC44.0              Header/Trailer date is invalid.
--------------------------------------------------------------------------------
EC45.0              From RAO on Trailer Record is not equal to the from RAO on
                    Header Record.
--------------------------------------------------------------------------------
EC46.0              Invoice number on Trailer Record is not equal to the invoice number on the Header Record.

--------------------------------------------------------------------------------

                                                                      Appendix-C
                                                                          Page 1

SUBAPPENDIX C - MESSAGE VALIDATION PACK ACCEPTED REPORT (A7288)
                                                           MM/DD/YY-----HH:MM:SS
                                                           RETEN CODE: 01R-00300

-------------------------------------------------------------------------------------------------------------------
COMPANY       XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX         FORM RAO       INVOICE NO.        DATE CREATED
TOTAL RECORDS RECEIVED
-------------------------------------------------------------999---------99------------MM/DD/YY--------------------------
--ZZ.ZZ9

                                                                                         -------------RECORD
COUNTS-----------------------------------MESSAGE COUNTS-------------------------------------------------
RECORD ID                    TYPE OF RECORDVALID--------REJECTED------DROPPED--------TOTAL-------VALID------REJECTED-----
-DROPPED---TOTAL

010102                                                     OUTWATS (NON-SMDR)         ZZ.ZZ9       ZZ.ZZ9      ZZ.ZZ9
ZZ.ZZ9       ZZ.ZZZ9      ZZ.ZZZ9     ZZ.ZZZ9       ZZ.ZZZ9
010103                                                         OUTWATS (SMDR)         ZZ.ZZ9       ZZ.ZZ9      ZZ.ZZ9
ZZ.ZZ9       ZZ.ZZZ9      ZZ.ZZZ9     ZZ.ZZZ9       ZZ.ZZZ9
010104                                                            800 SERVICE         ZZ.ZZ9       ZZ.ZZ9      ZZ.ZZ9
ZZ.ZZ9       ZZ.ZZZ9      ZZ.ZZZ9     ZZ.ZZZ9       ZZ.ZZZ9
                                   TOTAL WATS/800

010101                                                                    MTS               ZZ.ZZ9       ZZ.ZZ9
ZZ.ZZ9       ZZ.ZZ9       ZZ.ZZZ9     ZZ.ZZZ9       ZZ.ZZZ9      ZZ.ZZZ9
010106                                                 NON-DIAL CONFER BRIDGE         ZZ.ZZ9       ZZ.ZZ9      ZZ.ZZ9
ZZ.ZZ9       ZZ.ZZZ9      ZZ.ZZZ9     ZZ.ZZZ9       ZZ.ZZZ9
010107                                             NON-DIAL CONFER LEG RECORD         ZZ.ZZ9       ZZ.ZZ9      ZZ.ZZ9
ZZ.ZZ9       ZZ.ZZZ9      ZZ.ZZZ9     ZZ.ZZZ9       ZZ.ZZZ9
010108                                                 DIAL CONFERENCE BRIDGE         ZZ.ZZ9       ZZ.ZZ9      ZZ.ZZ9
ZZ.ZZ9       ZZ.ZZZ9      ZZ.ZZZ9     ZZ.ZZZ9       ZZ.ZZZ9
010111                                                        ALLIANCE (AGTC)         ZZ.ZZ9       ZZ.ZZ9      ZZ.ZZ9
ZZ.ZZ9       ZZ.ZZZ9      ZZ.ZZZ9     ZZ.ZZZ9       ZZ.ZZZ9
010116                                                        DIAL-IT SERVICE         ZZ.ZZ9       ZZ.ZZ9      ZZ.ZZ9
ZZ.ZZ9       ZZ.ZZZ9      ZZ.ZZZ9     ZZ.ZZZ9       ZZ.ZZZ9

                                                                    Appendix 1-C
                                                                          Page 2

010132                                                   DIRECTORY ASSISTANCE     ZZ.ZZ9    ZZ.ZZ9       ZZ.ZZ9
ZZ.ZZ9     ZZ.ZZZ9   ZZ.ZZZ9     ZZ.ZZZ9    ZZ.ZZZ9
010180                                                        MARINE/AIRCRAFT     ZZ.ZZ9    ZZ.ZZ9       ZZ.ZZ9
ZZ.ZZ9     ZZ.ZZZ9   ZZ.ZZZ9     ZZ.ZZZ9    ZZ.ZZZ9
010181                                                             RADIO LINK     ZZ.ZZ9    ZZ.ZZ9       ZZ.ZZ9
ZZ.ZZ9     ZZ.ZZZ9   ZZ.ZZZ9     ZZ.ZZZ9    ZZ.ZZZ9
010182                                         MARINE NON-DIAL CONFER BRIDGE     ZZ.ZZ9    ZZ.ZZ9       ZZ.ZZ9
ZZ.ZZ9     ZZ.ZZZ9   ZZ.ZZZ9     ZZ.ZZZ9    ZZ.ZZZ9
010183                                         MARINE NON-DIAL CONFER LEG REC.   ZZ.ZZ9    ZZ.ZZ9       ZZ.ZZ9
ZZ.ZZ9     ZZ.ZZZ9   ZZ.ZZZ9     ZZ.ZZZ9    ZZ.ZZZ9
0101XX                                                      OTHER MTS RECORDS     ZZ.ZZ9    ZZ.ZZ9       ZZ.ZZ9
ZZ.ZZ9     ZZ.ZZZ9   ZZ.ZZZ9     ZZ.ZZZ9    ZZ.ZZZ9
TOTAL NORTH AMERICAN MTS



010201                                                          IOTC/IDDD MTS     ZZ.ZZ9    ZZ.ZZ9       ZZ.ZZ9
ZZ.ZZ9     ZZ.ZZZ9   ZZ.ZZZ9     ZZ.ZZZ9    ZZ.ZZZ9
0102XX                                                       IOTC/IDDD OTHERS     ZZ.ZZ9    ZZ.ZZ9       ZZ.ZZ9
ZZ.ZZ9     ZZ.ZZZ9   ZZ.ZZZ9     ZZ.ZZZ9    ZZ.ZZZ9
010301                                                           IOTC BFC MTS     ZZ.ZZ9    ZZ.ZZ9       ZZ.ZZ9
ZZ.ZZ9     ZZ.ZZZ9   ZZ.ZZZ9     ZZ.ZZZ9    ZZ.ZZZ9
0103XX                                                        IOTC BFC OTHERS     ZZ.ZZ9    ZZ.ZZ9       ZZ.ZZ9
ZZ.ZZ9     ZZ.ZZZ9   ZZ.ZZZ9     ZZ.ZZZ9    ZZ.ZZZ9
010401                                                                IOC MTS           ZZ.ZZ9    ZZ.ZZ9
ZZ.ZZ9     ZZ.ZZ9    ZZ.ZZZ9     ZZ.ZZZ9    ZZ.ZZZ9              ZZ.ZZZ9
0104XX                                                             IOC OTHERS     ZZ.ZZ9    ZZ.ZZ9       ZZ.ZZ9
ZZ.ZZ9     ZZ.ZZZ9   ZZ.ZZZ9     ZZ.ZZZ9    ZZ.ZZZ9
010501                                                                IOC MTS           ZZ.ZZ9    ZZ.ZZ9
ZZ.ZZ9     ZZ.ZZ9    ZZ.ZZZ9     ZZ.ZZZ9    ZZ.ZZZ9              ZZ.ZZZ9
0105XX                                                             IOC OTHERS      ZZ.ZZ9    ZZ.ZZ9      ZZ.ZZ9
ZZ.ZZ9     ZZ.ZZZ9   ZZ.ZZZ9     ZZ.ZZZ9    ZZ.ZZZ9
TOTAL OVERSEAS MTS


015002                                                   OUTWATS LINE SUMMARY      ZZ.ZZ9    ZZ.ZZ9      ZZ.ZZ9
ZZ.ZZ9     ZZ.ZZZ9   ZZ.ZZZ9     ZZ.ZZZ9    ZZ.ZZZ9

                                                                   Appendix 1- C
                                                                          Page 3

015004                                                           800 LINE SUMMARY                  ZZ.ZZ9    ZZ.ZZ9    ZZ.ZZ9
ZZ.ZZ9      ZZ.ZZZ9      ZZ.ZZZ9        ZZ.ZZZ9        ZZ.ZZZ9
015032                                                           DIR. ASSISTANCE LINE SUMMARY      ZZ.ZZ9    ZZ.ZZ9    ZZ.ZZ9
ZZ.ZZ9      ZZ.ZZZ9      ZZ.ZZZ9        ZZ.ZZZ9        ZZ.ZZZ9
TOTAL OVERSEAS MTS

03XXXX                                                           CREDIT REQUESTS                   ZZ.ZZ9    ZZ.ZZ9    ZZ.ZZ9
ZZ.ZZ9      ZZ.ZZZ9      ZZ.ZZZ9        ZZ.ZZZ9        ZZ.ZZZ9
51/52                                                            CANCEL REQUESTS                   ZZ.ZZ9    ZZ.ZZ9    ZZ.ZZ9
ZZ.ZZ9      ZZ.ZZZ9      ZZ.ZZZ9        ZZ.ZZZ9        ZZ.ZZZ9
71/72                                                            CORRECTION REQUESTS               ZZ.ZZ9    ZZ.ZZ9    ZZ.ZZ9
ZZ.ZZ9      ZZ.ZZZ9      ZZ.ZZZ9        ZZ.ZZZ9        ZZ.ZZZ9
INVALID RECORD IDENTIFICATION            ZZ.ZZ9                                                             ZZ.ZZZ9   ZZ.ZZZ9
ZZ.ZZZ9
PACK TOTALS                              ZZ.ZZ9   ZZ.ZZ9ZZ.ZZ9         ZZ.ZZ9                     ZZ.ZZZ9    ZZ.ZZZ9   ZZ.ZZZ9

                                                                      Appendix-D
                                                                          Page 1

                                 SUBAPPENDIX D

            PAPER COPY OF A REPORT TO BE INCLUDED WITH DISTRIBUTION

                                                                  APPENDIX I - E
                                                                          Page 1

                                 SUBAPPENDIX E
                        SPECIAL FEATURES STAR SERVICES

   The following are STAR Services supported by these Local Resale requirements to date. When identified, additional services can be negotiated to be included in this Resale offer.

1) Busy Redial/.................................       This feature allows a customer to redial a number
   Last Number Redial                                  when a Busy signal is encountered.

2) Call Return/Missed Call Dialing..............       This feature allows a customer to automatically
                                                       return the most recent incoming call, even if it
                                                       is not answered.

3) Call Trace...................................       This feature allows the tracing of nuisance calls.

4) Automatic Redial.............................       This feature allows a customer to automatically
                                                       redial the last number dialed.

To provide for the transfer and billing of these features the following requirements apply:

          For all "per use" STAR Features the 'Miscellaneous Charge Line Summary Non-Detail Charge' 425001 record should be used and be populated as follows:

            ----------------------------------------------------------------------------------------------------------
            CONNECT TIME                          POSITIONS 55 - 60                  MUST BE POPULATED
            ----------------------------------------------------------------------------------------------------------
            MISCELLANEOUS TEXT CODE               POSITIONS 168 - 172                1) BUSY REDIAL/LAST NUMBER REDIAL
                                                                                        POPULATE WITH '00001'
            ----------------------------------------------------------------------------------------------------------
            MISCELLANEOUS TEXT CODE               POSITIONS 168 - 172                2) CALL RETURN/LAST NUMBER REDIAL
                                                                                        POPULATE WITH '00002'
            ----------------------------------------------------------------------------------------------------------
            MISCELLANEOUS TEXT CODE               POSITIONS 168 - 172                3) CALL TRACE
                                                                                        POPULATE WITH '00003'
            ----------------------------------------------------------------------------------------------------------
            MISCELLANEOUS TEXT CODE               POSITIONS 168 - 172                4) 3-WAY CALLING
                                                                                        POPULATE WITH '00004'
            ----------------------------------------------------------------------------------------------------------
            MISCELLANEOUS TEXT CODE               POSITIONS 168 - 172                5) AUTOMATIC REDIAL
                                                                                        POPULATE WITH '00005'
            ----------------------------------------------------------------------------------------------------------

NOTE: For fields not specifically defined, the standard EMR format for a 425001 record should be used.

                                                                     Appendix II
                                                                         Page 31


                                  APPENDIX 11

                                      TO

                                 ATTACHMENT 7



                                     LOCAL
                              ACCOUNT MAINTENANCE

                                                                     Appendix II
                                                                         Page 32

                    LOCAL ACCOUNT MAINTENANCE REQUIREMENTS

1.   GENERAL

          In a Resale environment the goal is to enable AT&T to create an account maintenance structure congruent to GTE. In the current LEC environment, the LEC has access to all of the customer account data, network switch activity and current status, and new and existing customer account data. In order to obtain the data necessary to satisfy AT&T Local Account Maintenance requirements, GTE must support three key Local Account Maintenance requirements.

1.1    REQUIREMENT #1 - LSP Change Notification Feed

          SITUATION: A Customer initiates a change from AT&T to another LSP by contacting the New LSP. (LSP Change Notification Feed)

          GTE shall issue and provide to AT&T at the end of each business day a service activation report IN AN ELECTRONIC FORMAT reflecting change activity occurring on the previous day.

          Create an end-of-day LSP Change Notification Feed:

          PURPOSE: To convey to AT&T that a customer has left the LSP and moved to a new LSP. The new LSP could either be another Reseller, GTE or Facilities based provider.

          DATA DELIVERY SCHEDULE:   Five days a week, volumes fluctuating with
change activity.

          DATA TRANSFER REQUIREMENTS: Batch feed, sent end-of-day, via Connect/Direct NDM sent within 24 hours of the switch being provisioned.

          AT&T DATA CENTER RECEIVING NODE:  NDMATTA1

          DATASET NAME: TMCD.LOCAL.LSPOUT.(+l) = Generation dataset

                                                                     Appendix II
                                                                    Attachment 7
                                                                         Page 33



1.1    REQUIREMENT #2 - LSP SERVICE ORDER PIC ONLY CHANGE PROCESS

          SITUATION:  Customer has AT&T for Local Service and contacts AT&T
          ---------
requesting a change of PIC only from one LD Carrier to another.

          AT&T LOCAL Process: LD PIC Changes will be accepted by AT&T.
          ------------------
AT&T will enter the PIC Change into the service order system, and will generate an LD PIC Change Order which will be sent to GTE for provisioning.

          SWP REQUIREMENT: Accept a PIC Only Change for an existing AT&T
          ---------------
customer via the current Service Order feed. Provision the network, and convey the confirmation of the PIC Only order via the current Work Order Completion feed.


1.2    REQUIREMENT #3 - IXC PIC CHANGE PROCESS

          SITUATION:  Customer has AT&T and contacts a New IXC to change PIC to
          ---------
new LD Carrier.

          Upon receipt of an IXC-initiated '01' PIC order on a Resold line:

          GTE will reject the '01' order. Create the appropriate Industry Standard '3148', with the Local Service Provider ID of the Reseller and send the reject to the originating IXC. The reject must be returned within one business day.

          NOTE: If GTE refuses to provide the Local Service Provider ID the record can be rejected with the Industry Standard transaction code '3147'.


1.3    PIC RESTRICTED

          In order for GTE to appropriately reject an IXC initiated "01" PIC Order on an AT&T WTN, GTE must implement a specific up-front edit. Do not apply a 'PIC Freeze' or a 'PIC Restriction'.

          If the submitted WTN is a resold line assigned to AT&T (LSP ID 7421), reject the "01" PIC order with TCSI 3148. Populate LSP ID 7421 in the CARE record and return to the submitting IXC. If GTE were to reject the

                                                                     Appendix II
                                                                         Page 34

          order for the reason of "restricted PIC" rather than "resold line," the submitting IXC would not know the line was resold. This would further delay the IXC's attempt to provision the line with the correct LSP.

          The above edit process has nothing to do with "PIC Restriction." It is not AT&T's intent to provide GTE with end user PIC Restriction information since an end user's request for PIC restriction will be resident only on AT&T data bases. IXC initiated PIC orders received by AT&T will be edited for restricted PIC and returned to the submitting IXC with the appropriate reject TCSI if the WTN is found to be restricted.

                                 ATTACHMENT 8
                                 ------------

                          INTERIM NUMBER PORTABILITY
                          --------------------------

                               TABLE OF CONTENTS
                               -----------------

SECTION                                                            PAGE
-------                                                            ----
1. GTE PROVISIONING OF INTERIM NUMBER PORTABILITY.................  1
2. INTERIM NUMBER PORTABILITY (INP) METHODS.......................  1
3. REQUIREMENTS FOR INP...........................................  3

                                                                    Attachment 8
                                                                          Page 1

                          INTERIM NUMBER PORTABILITY
                          --------------------------

 1.       GTE PROVISIONING OF INTERIM NUMBER PORTABILITY
          ----------------------------------------------

          GTE shall provide, to the extent technically feasible, interim number portability (INP) in accordance with requirements of the Act and FCC 96286. INP will be provided with minimum impairment of functionality, quality, reliability and convenience to subscribers of AT&T services. INP by remote call forwarding shall be made available for ordering by AT&T upon approval of this Agreement.

 2.       INTERIM NUMBER PORTABILITY (INP) METHODS
          ----------------------------------------

 2.1      INP METHODS

          INP shall be provided by Remote Call Forwarding (RCF), Flexible Direct Inward Dialing (Flex DID) or Route Indexing (RI). AT&T shall specify on a per telephone number basis which method is to be employed and GTE shall provide such method to the extent technically feasible. If Flex-DID or RI are ordered but not immediately available, GTE may substitute another INP method until the requested service is available, provided however that GTE shall provide to AT&T both Flex-DID and RI within six (6) months of the approval of this Agreement.

 2.2      REMOTE CALL FORWARDING

          Remote Call Forwarding (RCF) is an existing switch-based GTE service that may be used to provide subscribers with limited service-provider LNP by redirecting calls within the telephone network. When RCF is used to provide LNP, calls to the ported number will first route to the GTE switch to which the ported number was previously assigned. The GTE switch will then forward the call to a number with an NXX associated with the AT&T operated switch to which the number is ported. AT&T shall specify the number of paths required to handle multiple simultaneous calls to the same ported telephone number.

 2.3      ROUTE INDEXING

          Route Indexing (RI) may take one of two forms: Directory Number-Route Indexing - End Office (DNRI-EO) or Directory Number Route Indexing-Portability Hub (DNRI-PH).

 2.3.1 When a call to the ported number reaches the GTE switch, DNRI-EO will route the dialed number directly to AT&T over end-office to end-office interconnection trunking, for call completion.

                                                                    Attachment 8
                                                                          Page 2


 2.3.2 When a call to the ported number reaches the GTE switch, DNRI-PH will prefix the dialed number with a pseudo NPA code. The pseudo code will cause the call to be routed to AT&T at the GTE switch's serving tandem office. The pseudo code is removed by the tandem office and the dialed number is routed directly to AT&T, over interconnection trunking for call completion.

 2.3.3 AT&T shall designate only one of either DNRI-EO or DNRI-PH to be employed at a GTE end office switch. However, if AT&T designates DNRI-EO be employed at a GTE end office switch at whose serving tandem office AT&T has ordered DNRI-PH, any overflow calls to ported numbers shall be sent to the serving tandem via the DNRI-PH method.

 2.3.4 For the RI methods of INP, the interconnection trunking arrangements shall be made according to the interconnection Agreements between AT&T and GTE and shall be in place prior to the ordering of RI INP for individual ported telephone numbers.

 2.4      FLEX DIRECT INWARD DIALING

          When a call to the ported number reaches the GTE switch, Flex-DID will route the dialed number directly to AT&T, over end-office to end-office, one-way DID trunking with multi-frequency (MF) signaling for call completion. At GTE's option, GTE shall provide SS7 signaling with Flex-DID where technically feasible.

 2.4.1 Flex-DID does not allow for overflow routing. MF signaling does not allow for passing the Calling Party Line Identification (CLID) to AT&T.

 2.4.2 GTE shall exchange with AT&T, SS7 TCAP messages as required for the implementation of Custom Local Area Signaling Services (CLASS) or other features available in the GTE network.

 2.4.3 GTE shall disclose to AT&T any technical or capacity limitations that would prevent use of a requested INP implementation in a particular switching office. GTE and AT&T shall cooperate in the process of provisioning INP to minimize customer out-of-service time.

 2.4.4 AT&T shall have the right to use the existing GTE 911 infrastructure for all 911 capabilities. With respect to 911 service associated with ported numbers under INP, GTE agrees that all ported directory numbers (DN) will remain in-the Public Service Answering Points (PSAP) routing databases. When RCF is used, both the ported numbers and shadow numbers for AT&T ported subscribers shall be stored in PSAP databases. AT&T shall have the right to verify the accuracy of the information in the PSAP databases.

                                                                    Attachment 8
                                                                          Page 3

 3.       REQUIREMENTS FOR INP
          --------------------

 3.1      WHITE AND YELLOW PAGE LISTINGS

          GTE shall provide and maintain for AT&T one (1) white page and one (1) yellow page (if applicable) listing for each AT&T subscriber that has ported its number from GTE, consistent with that specified for Provisioning in this Agreement.

 3.2 The listing and handling of listed and nonlisted telephone numbers will be least at parity with that provided by GTE to its own customers.

 3.3      CUTOVER PROCESS

          GTE shall cooperate in the process of porting numbers from one carrier to the other so as to limit service outage for the ported subscriber.

 3.4      TESTING

          GTE shall cooperate in testing ported telephone numbers to assure call completion.

 3.5      NON-GEOGRAPHIC NUMBERS

          GTE shall not be required to provide number portablility for nongeographic services (e.g., 500 and 900 NPAs and 976 NXX number services) under this Agreement.

 3.5.1 Compensation arrangements for terminating local traffic between GTE and AT&T shall apply to ported Calls.

 3.5.2 GTE shall pay to AT&T a portion of the terminating access revenue for calls transported from the interexchange carrier to AT&T via a GTE porting office.

 3.6      TREATMENT OF TLN CALLING CARDS

 3.6.1 GTE shall allow AT&T to order provisioning of TLN calling cards and Billed Number Screening (BNS), in its LIDB, for ported numbers, as specified by AT&T. GTE shall continue to allow AT&T access to its LIDB. Other LIDB provisions are specified in this Agreement.

                                 ATTACHMENT 9
                                 ------------

                               NETWORK SECURITY
                               ----------------

                               TABLE OF CONTENTS
                               -----------------

NETWORK SECURITY......................................................... 1
1. Protection of Service and Property.................................... 1
2. Revenue Protection.................................................... 2
3. Law Enforcement Interface............................................. 3
4. Impairment of Service................................................. 3

                                                                    Attachment 9
                                                                          Page 1

                               NETWORK SECURITY
                               ----------------


1         PROTECTION OF SERVICE AND PROPERTY
          ----------------------------------

          GTE shall exercise the same degree of care to prevent harm or damage to AT&T, its employees, agents or customers, or their property as it employs to protect its own personnel, customers and property, etc. GTE, its employees, agents, or representatives agree to take reasonable and prudent steps to protect AT&T property and services, including, but not limited to:

1.1 Restricting access to AT&T's collocation space as set forth in applicable GTE state and federal collocation tariffs. Additionally, GTE agrees that the following terms and conditions shall apply to access to AT&T's collocation space:

1.1.1 GTE shall implement adequate measures to control access to collocation cages.

1.1.2 Collocation space shall comply with all applicable fire and safety codes.

1.1.3 Doors with removable hinges or inadequate strength shall be monitored by an alarm connected to a manned site. All other alarms monitoring AT&T collocation space provided by GTE shall also be connected to a manned site. AT&T may, at its option, provide its own intrusion alarms for its collocated space.

1.1.4 GTE shall control janitorial access to collocation cages, and restrict such access to approved and certified employees, agents or contractors.

1.1.5 GTE shall establish procedures for access to collocation cages by GTE and non-GTE emergency personnel, and shall not allow access by security guards unless such access comports with this Section and is otherwise allowed under applicable GTE state and federal collocation tariffs.

1.1.6 GTE shall retain a master key to AT&T's collocation space for use only in event of emergency as detailed in applicable GTE state and federal tariffs. At AT&T's option, the Parties shall review key control procedures no more frequently than twice in any twelve month period. At any time, AT&T may elect to change keys if it suspects key control has been lost, provided, however, that GTE will be provided with a master key in accord with this Section.

                                                                    Attachment 9
                                                                          Page 2

 1.1.7 Not more frequently than twice a year, AT&T may audit the security and access procedures and equipment applicable to its collocated space and the central office housing the collocation space. Access by personnel necessary to conduct such an audit shall be limited as set forth in applicable GTE state and federal collocation tariffs. Should AT&T identify deficiencies in security and access procedures and equipment, as a result of such audits or otherwise, the cost, terms and conditions of the correction of such deficiencies shall be negotiated in good faith between the Parties.

 1.2 In order to protect customer proprietary information, ensure both ongoing operational and update integrity of databases, and control access to the ability to disconnect end users on authorized ports, in cases in which there are shared systems access to GTE systems, GTE will provide access controls to its system based upon GTE's internal security standards, which standards shall include, at minimum, traditional log in and password procedures. AT&T shall be responsible for AT&T control installation.

 2.       REVENUE PROTECTION
          ------------------

 2.1 The Parties shall work cooperatively with each other to utilize present and future fraud prevention or revenue protection features, including prevention, detection, or control functionality embedded within the network. These features include, but are not limited to, screening codes, call blocking of international, 800, 900/976, and 700 numbers and the capability to require end-user entry of an authorization code for dial tone on a per line basis, in accordance with applicable laws, regulations and tariffs. GTE will provide call blocking of 700 and 800/888 numbers when technically feasible and when made available to GTE end users, in accordance with applicable laws, regulations and tariffs. GTE shall provide access to fraud prevention, detection and control functionality within pertinent Operations Support Systems ("OSS"), provided, however, that such access will only be provided to those systems which GTE provides to itself.

 2.2 If AT&T has uncollectible or unbillable revenue resulting from, but not confined to, provisioning, maintenance, or signal network routing errors which are the responsibility of GTE, GTE shall issue AT&T a credit for the monthly recurring charge or other charges for the underlying Local Service or Network Element on a pro-rata basis for the period of time during which the error occurred.

 2.3 If AT&T has uncollectibe or unbillable revenue resulting from the accidental or malicious alteration of software underlying Network Elements or their subtending operational support systems by unauthorized third parties for which GTE has administrative control of access to said Network Element or operational support system software, GTE shall issue AT&T a credit for the monthly recurring charge or other charges for the underlying Local Service

                                                                    Attachment 9
                                                                          Page 3

          or Network Element on a pro-rata basis for the period of time during which the alteration occurred.

 2.4 If AT&T has uncollectible or unbillable revenues resulting from the unauthorized physical attachment to loop facilities (under GTE's responsibility or control) from the Main Distribution Frame up to and including the Network Interface Device, including clip-on fraud, GTE shall issue AT&T a credit for the monthly recurring charge or other charges for the underlying Local Service or Network Element on a pro-rata basis for the period of time during which the unauthorized attachment occurred.

 2.5 GTE shall provide quick/soft dial tone to allow only the completion of calls to termination points required by law and to establish service.

 3.       LAW ENFORCEMENT INTERFACE
          -------------------------

 3.1 Except to the extent not available in connection with GTE's operation of its own business, GTE shall provide seven day a week/ twenty-four hour a day installation and information retrieval pertaining to emergency traps, assistance involving emergency traces and emergency information retrieval on customer invoked CLASS services, including, without limitation, call traces requested by AT&T.

 3.2 GTE agrees to work jointly with AT&T in security matters to support law enforcement agency requirements for taps, traces, court orders, etc. Charges for providing such services for AT&T Customers will be billed to AT&T.

 3.3 GTE will, in nonemergency situations, inform the requesting law enforcement agencies that the end-user to be wire tapped, traced, etc. is an AT&T Customer and shall refer them to AT&T.

 4.       IMPAIRMENT OF SERVICE
          ---------------------

 4.1 The characteristics and methods of operation of any circuits, facilities or equipment of either Party connected with the services, facilities or equipment of the other Party pursuant to this Agreement shall not interfere with or impair service over any facilities of the other Party, its affiliated companies, or its connecting and concurring carriers involved in its services, cause damage to their plant, violate any applicable law or regulation regarding the invasion of privacy of any communications carried over the Party's facilities or create hazards to the employees of either Party or to the public (each hereinafter referred to as an "Impairment of Service").

 4.2 If either Party causes an Impairment in Service, the Party whose network or service is being impaired (the "Impaired Party") shall promptly notify the Party causing the Impairment of Service (the "Impairing Party") of the nature

                                                                    Attachment 9
                                                                          Page 4

          and location of the problem and that, unless promptly rectified, a temporary discontinuance of the use of any circuit, facility or equipment may be required. The Impairing Party and the Impaired Party agree to work together to attempt to promptly resolve the Impairment of Service. If the Impairing Party is unable to promptly remedy the Impairment of Service, then the Impaired Party may at its option temporarily discontinue the use of the affected circuit, facility or equipment.

                                                                   Attachment 10
                                                                          Page 1

                                 ATTACHMENT 10
                                 -------------

                                   ACRONYMS
                                   --------

--------------------------------------------------------------------------------
ACRONYM                            DEFINITION
--------------------------------------------------------------------------------
AAA                 American Arbitration Association
--------------------------------------------------------------------------------
AIN                 Advanced Intelligent Network
--------------------------------------------------------------------------------
ALEC                Alternative Local Exchange Carrier
--------------------------------------------------------------------------------
ALI                 Automatic Location Indicator
--------------------------------------------------------------------------------
ALI/DMS             Automatic Location Identification/Data Management Systems
--------------------------------------------------------------------------------
AMA                 Automated Message Accounting
--------------------------------------------------------------------------------
ANSI                American National Standards Institute
--------------------------------------------------------------------------------
ARPM                Average Revenue Per Message
--------------------------------------------------------------------------------
ARU                 Audio Response Unit
--------------------------------------------------------------------------------
ATIS                Alliance for Telecom Industry Solutions
--------------------------------------------------------------------------------
ATIWC               AT&T Initial Wire Center
--------------------------------------------------------------------------------
ATM                 Asynchronous Transfer Mode
--------------------------------------------------------------------------------
BICI                Broadband Inter-Carrier Interface
--------------------------------------------------------------------------------
BITS                Building Integrated Timing Supply
--------------------------------------------------------------------------------
BLV                 Busy Line Verification
--------------------------------------------------------------------------------
BRCS                Business and Residential Customer Service
--------------------------------------------------------------------------------
C                   Network Element Combination
--------------------------------------------------------------------------------
C-DTTA              Combo of Dedicated Transport & Tandem
--------------------------------------------------------------------------------
C-LPLS              Combo of Loop & Local Switching
--------------------------------------------------------------------------------
C-LSCTSSDBTS        *
--------------------------------------------------------------------------------
CABS                Carrier Access Billing Systems
--------------------------------------------------------------------------------
CAMA ANI            Centralized Automatic Message Accounting - Automatic
                    Number Identification
--------------------------------------------------------------------------------
CAP                 Competitive Access Provider
--------------------------------------------------------------------------------
CARE                Customer Account Record Exchange
--------------------------------------------------------------------------------
CCITT               Consultative Committee on International Telegraph &
                    Telephone
--------------------------------------------------------------------------------
CCS                 Communications Channel Signaling
--------------------------------------------------------------------------------
CCSNIS              Common Channel Signaling Network Interface
                    Specification
--------------------------------------------------------------------------------
CIC                 Carrier Identification Code
--------------------------------------------------------------------------------
CLASS               Custom Local Area Signaling Service
--------------------------------------------------------------------------------
CLC                 Carrier Liasion Committee
--------------------------------------------------------------------------------
CLEC                Competitive Local Exchange Carrier
--------------------------------------------------------------------------------
CLLI                Common Language Location Identifier
--------------------------------------------------------------------------------

*Combo of: Local Switching, Common Transport, Signaling, Databases & Tandem Switching

                                                                   Attachment 10
                                                                          Page 2

--------------------------------------------------------------------------------
CMIP      Coded Mark Inversion Protocol
--------------------------------------------------------------------------------
CNA       Customer Name & Address
--------------------------------------------------------------------------------
CO        Central Office
--------------------------------------------------------------------------------
CPE       Customer Premises Equipment
--------------------------------------------------------------------------------
CRDD      Customer Requested Due Dates
--------------------------------------------------------------------------------
CT        Common Transport
--------------------------------------------------------------------------------
CTI       Customer Type Indicator
--------------------------------------------------------------------------------
CY        Current Year
--------------------------------------------------------------------------------
DA        Directory Assistance
--------------------------------------------------------------------------------
DACS      Digital Access Crossconnect Systems
--------------------------------------------------------------------------------
DB        Database
--------------------------------------------------------------------------------
DB        Service Central Points/Databases
--------------------------------------------------------------------------------
DCC       Data Communications Channel
--------------------------------------------------------------------------------
DCS       Digital Cross-Connect System
--------------------------------------------------------------------------------
DID       Direct Inward Dialing
--------------------------------------------------------------------------------
DLC       Digital Loop Carrier
--------------------------------------------------------------------------------
DLCI      Data Link Connection Identifier
--------------------------------------------------------------------------------
DMOQs     Direct Measures of Quality
--------------------------------------------------------------------------------
DN        Directory Numbers
--------------------------------------------------------------------------------
DN-RI     Directory Number - Route Index
--------------------------------------------------------------------------------
DS-1      Digital Signal Level One
--------------------------------------------------------------------------------
DS-3      Digital Signal Level Three
--------------------------------------------------------------------------------
DS0       Digital Signal Level Zero
--------------------------------------------------------------------------------
DSN       Data Set Name
--------------------------------------------------------------------------------
DSX       Diqital Cross Connect
--------------------------------------------------------------------------------
DT        Dedicated Transport
--------------------------------------------------------------------------------
DTMF      Dual-Tone Multi Frequency
--------------------------------------------------------------------------------
E         Network Element
--------------------------------------------------------------------------------
E&M       Ear & Mouth Signaling
--------------------------------------------------------------------------------
E-LP      Element Loop
--------------------------------------------------------------------------------
EAMF      Equal Access Multi-Frequency
--------------------------------------------------------------------------------
EBCDIC    Extended Binary-Coded Decimal Interexchange Code
--------------------------------------------------------------------------------
EBI       Electronic Bonding Interface
--------------------------------------------------------------------------------
EFT       Electronic Fund Transfer
--------------------------------------------------------------------------------
EI        Electronic Interface
--------------------------------------------------------------------------------
EI        Emergency Interrupt
--------------------------------------------------------------------------------
EMR       Exchange Message Record
--------------------------------------------------------------------------------
EO        End Office
--------------------------------------------------------------------------------
ESF       Extended Super Frame
--------------------------------------------------------------------------------
ESL       Essential Service Line
--------------------------------------------------------------------------------
ETTR      Estimated Time to Repair
--------------------------------------------------------------------------------
FDI       Feeder Distribution Interface
--------------------------------------------------------------------------------
FN        Fiber Node
--------------------------------------------------------------------------------

                                                                   Attachment 10
                                                                          Page 3

--------------------------------------------------------------------------------
FOC        Firm Order Confirmation
--------------------------------------------------------------------------------
FRF        Frame Relay Forum
--------------------------------------------------------------------------------
FUNI       Framebased User to Network Interface
--------------------------------------------------------------------------------
GTT        Global Title Translation
--------------------------------------------------------------------------------
HDT        Host Digital Terminal
--------------------------------------------------------------------------------
HFC        Hybrid Fiber Coax
--------------------------------------------------------------------------------
HFC-HDT    Hybrid Fiber Coax - Host Digital Terminal
--------------------------------------------------------------------------------
ID         Remote Identifiers
--------------------------------------------------------------------------------
IEC        Interexchange Carrier
--------------------------------------------------------------------------------
IECs       Interexchange Carriers
--------------------------------------------------------------------------------
IEEE       Institute of Electrical and Electronic Engineers
--------------------------------------------------------------------------------
IISP       Interim Interswitch Signaling Protocol
--------------------------------------------------------------------------------
ILEC       Incumbent Local Exchange Carrier
--------------------------------------------------------------------------------
IN         Intelligent Network
--------------------------------------------------------------------------------
INA        Integrated Network Access
--------------------------------------------------------------------------------
INP        Interim Number Portability
--------------------------------------------------------------------------------
ISDN       Integrated Services Digital Network
--------------------------------------------------------------------------------
ISDNUP     Integrated Services Digital Network User Part
--------------------------------------------------------------------------------
ISI        Industry Support Interface
--------------------------------------------------------------------------------
ISNI       Intermediate Signal Network Identifier
--------------------------------------------------------------------------------
ISO        International Standardization Organization
--------------------------------------------------------------------------------
ISUP       Integrated Services User Part
--------------------------------------------------------------------------------
ITU        International Telecommunications Union
--------------------------------------------------------------------------------
IVMS       Interswitch Voice Messaging Service
--------------------------------------------------------------------------------
IXC        Interexchange Carrier
--------------------------------------------------------------------------------
LAM        Local Account Maintenance
--------------------------------------------------------------------------------
LARG       LIDB Access Routing Guide
--------------------------------------------------------------------------------
LASS       Local Area Signaling Services
--------------------------------------------------------------------------------
LATA       Local Access Transport Area
--------------------------------------------------------------------------------
LC         Loop Concentrator/Multiplexor
--------------------------------------------------------------------------------
LCC        Line Class Code
--------------------------------------------------------------------------------
LD         Loop Distribution
--------------------------------------------------------------------------------
LEC        Local Exchange Carrier
--------------------------------------------------------------------------------
LEC DA     LEC Directory Assistance
--------------------------------------------------------------------------------
LEC SCE    LEC Service Creation Environment
--------------------------------------------------------------------------------
LEC SCP    LEC Service Control Point
--------------------------------------------------------------------------------
LEC SMS    LEC Service Management System
--------------------------------------------------------------------------------
LEC SSP    LEC Service Switching Point
--------------------------------------------------------------------------------
LERG       Local Exchange Routing Guide
--------------------------------------------------------------------------------
LF         Loop Feeder
--------------------------------------------------------------------------------
LGX        Lightguide Cross-Connect
--------------------------------------------------------------------------------
LIDB       Line Information Data Base
--------------------------------------------------------------------------------
LMI        Local Management Interface
--------------------------------------------------------------------------------

                                                                   Attachment 10
                                                                          Page 4

--------------------------------------------------------------------------------
LNP        Local Number Portability
--------------------------------------------------------------------------------
LP         Loop
--------------------------------------------------------------------------------
LRECL      Logical Record Length
--------------------------------------------------------------------------------
LRN        Local Routing Number
--------------------------------------------------------------------------------
LS         Local Switching
--------------------------------------------------------------------------------
LSO        Local Serving Office
--------------------------------------------------------------------------------
LSP        Local Service Provider
--------------------------------------------------------------------------------
LSSGR      LATA Switching Systems Generic Requirements
--------------------------------------------------------------------------------
MDF        Main Distribution Frame
--------------------------------------------------------------------------------
MDU        Multiple Dwelling Unit
--------------------------------------------------------------------------------
MDU/BCL    Multiple Dwelling Unit/Business Customer Location
--------------------------------------------------------------------------------
MF         Multi-Frequency
--------------------------------------------------------------------------------
MIB        Management Information Base
--------------------------------------------------------------------------------
MLT        Mechanized Loop Tests
--------------------------------------------------------------------------------
MOP        Methods of Procedure
--------------------------------------------------------------------------------
MOS        Modified Operator Services
--------------------------------------------------------------------------------
MR         Modification Request
--------------------------------------------------------------------------------
MRVT       MTP Routing Verification Test
--------------------------------------------------------------------------------
MSAG       Master Street & Address Guide
--------------------------------------------------------------------------------
MTP        Message Transfer Port
--------------------------------------------------------------------------------
NDM        Network Data Mover
--------------------------------------------------------------------------------
NEBS       Network Equipment Building System
--------------------------------------------------------------------------------
NID        Network Interface Device
--------------------------------------------------------------------------------
NIU        Network Interface Unit
--------------------------------------------------------------------------------
NMS        Network Management System
--------------------------------------------------------------------------------
NNI        Network to Network Interface
--------------------------------------------------------------------------------
NVT        Network Validation Test
--------------------------------------------------------------------------------
OAM        Operation and Maintenance
--------------------------------------------------------------------------------
OAM&P      Operations Administration Maintenance & Provisioning
--------------------------------------------------------------------------------
OBF        Ordering & Billing Forum
--------------------------------------------------------------------------------
OC         Optical Carrier
--------------------------------------------------------------------------------
OCN        Operating Company Number
--------------------------------------------------------------------------------
ODS        Optical Distribution
--------------------------------------------------------------------------------
OLI        Originating Line Indicator
--------------------------------------------------------------------------------
OMAP       Operations, Maintenance & Administration Part
--------------------------------------------------------------------------------
ORT        Operational Readiness Test
--------------------------------------------------------------------------------
OS         Operator Services
--------------------------------------------------------------------------------
OSPS       Operator Services Position System
--------------------------------------------------------------------------------
OSS        Operations Support Systems
--------------------------------------------------------------------------------
OSSGR      Operator Services Systems Generic Requirements
--------------------------------------------------------------------------------
OUTPLOC    LSP Change Notification
--------------------------------------------------------------------------------
PBX        Private Branch Exchange
--------------------------------------------------------------------------------
PDH        Plesiochronous Digital Hierarchy
--------------------------------------------------------------------------------

                                                                   Attachment 10
                                                                          Page 5

--------------------------------------------------------------------------------
PEC        Primary Exchange Carrier
--------------------------------------------------------------------------------
PIC        Primary Interexchange Carrier
--------------------------------------------------------------------------------
PLOC       Primary Local Operating Carrier
--------------------------------------------------------------------------------
PNP        Permanent Number Portability
--------------------------------------------------------------------------------
POI        Point of Interface/Interconnection
--------------------------------------------------------------------------------
PON        Purchase Order Number
--------------------------------------------------------------------------------
POT        Point of Termination
--------------------------------------------------------------------------------
POTS       Plain Old Telephone Service
--------------------------------------------------------------------------------
PRI        Primary Rate Interface
--------------------------------------------------------------------------------
PSAP       Public Safety Answering Point
--------------------------------------------------------------------------------
PUC        Public Utilities Commission
--------------------------------------------------------------------------------
RAO        Regional Accounting Office
--------------------------------------------------------------------------------
RCF        Remote Call Forwarding
--------------------------------------------------------------------------------
RECFM      Record Format
--------------------------------------------------------------------------------
RI         Route Index
--------------------------------------------------------------------------------
RI-PH      Route Index - Portability Hub
--------------------------------------------------------------------------------
ROW        Right of Way
--------------------------------------------------------------------------------
RPC        Reqional Processing Center
--------------------------------------------------------------------------------
RSM        Remote Switch Module
--------------------------------------------------------------------------------
RT         Remote Terminal
--------------------------------------------------------------------------------
SAG        Street Address Guide
--------------------------------------------------------------------------------
SCCP       Signaling Connection Control Point
--------------------------------------------------------------------------------
SCP        Service Control Points
--------------------------------------------------------------------------------
SDH        Synchronous Digital Hierarchy
--------------------------------------------------------------------------------
SECAB      Small Exchange Carrier Access Billing
--------------------------------------------------------------------------------
SL         Siqnaling Link Transport
--------------------------------------------------------------------------------
SMDI-E     Standard Message Desk Interface - Enhanced
--------------------------------------------------------------------------------
SMS        Service Management System
--------------------------------------------------------------------------------
SNMP       Simple Network Management Protocol
--------------------------------------------------------------------------------
S/0        Service Order
--------------------------------------------------------------------------------
SONET      Synchronous Optical Network
--------------------------------------------------------------------------------
SPOC       Sinqle Point of Contact
--------------------------------------------------------------------------------
SPOI       Signaling Point of Interconnection
--------------------------------------------------------------------------------
SRVT       SCCP Routing Verification Test
--------------------------------------------------------------------------------
SS         SS7 Message Transfer & Connection Control
--------------------------------------------------------------------------------
SS7        Signaling System 7
--------------------------------------------------------------------------------
SSP        Switching Services Port
--------------------------------------------------------------------------------
STP        Signaling Transfer Point
--------------------------------------------------------------------------------
STS        Synchronous Transport Signal
--------------------------------------------------------------------------------
SWF-DSI    Switched Functional DS1 Service Capability
--------------------------------------------------------------------------------
SWP        Switch Provider
--------------------------------------------------------------------------------
T&M        Time & Material
--------------------------------------------------------------------------------
TCAP       Transaction Capabilities Application Port
--------------------------------------------------------------------------------

                                                                   Attachment
                                                                          Page 6

--------------------------------------------------------------------------------
TDEV      Time Deviation
--------------------------------------------------------------------------------
TDI       Tie Down Information
--------------------------------------------------------------------------------
TIA/EIA Telecommunications Industries Association/Electronic Industries Association
--------------------------------------------------------------------------------
TR        Technical Requirements
--------------------------------------------------------------------------------
TS        Tandem Switching
--------------------------------------------------------------------------------
TSG       Trunk Sub-Group
--------------------------------------------------------------------------------
TSGR      Transport System Generic Requirements
--------------------------------------------------------------------------------
TSLRIC    Total Service Long Run Incremental Cost
--------------------------------------------------------------------------------
TSP       Telecommunications Services Priority
--------------------------------------------------------------------------------
UNI       User to Network Interface
--------------------------------------------------------------------------------
VB        Variable Block
--------------------------------------------------------------------------------
VCI       Virtual Channel Identifier
--------------------------------------------------------------------------------
VF        Voice Frequency
--------------------------------------------------------------------------------
WDM       Wavelength Division Multiplexing
--------------------------------------------------------------------------------
WTN       Working Telephone Number
--------------------------------------------------------------------------------

                                                                   Attachment 11
                                                                          Page 1

                                 ATTACHMENT 11
                                 -------------

                                  DEFINITIONS
                                  -----------


     "AAA" means the American Arbitration Association.
      ---

     "ACT" means the Telecommunications Act of 1996.
      ---

     "ADVANCED INTELLIGENT NETWORK (AIN)" is a network functionality that
      ---------------------------------
     permits specific conditions to be programmed into a switch which, when met, directs the switch to suspend call processing and to receive special instructions for further call handling instructions in order to enable carriers to offer advanced features and services.

     "AFFILIATE" means, with respect to any Party, a corporation or other entity
      ---------
     directly or indirectly controlled by, controlling or under common control with such Party. "Control" means the power to direct the management and policies of the entity whether through the ownership of voting securities by agreement, or otherwise.

     "AGREEMENT" has the meaning set forth in the preamble.
      ---------

     "AIN SERVICES" has the meaning set forth in Section 26.1 of the General
      ------------
     Terms and Conditions.

     "AMA" means the Automated Message Accounting structure inherent in switch
      ---
     technology that initially records telecommunication message information. AMA format is contained in the Automated Message Accounting document, published by Bellcore as GR-1100-CORE which defines the industry standard for message recording.

     "APPLICABLE LAW" shall mean all laws, statutes, common law, regulations,
      --------------
     ordinances, codes, rules, guidelines, orders, permits and approvals of any Governmental Authority, including without limitation those relating to the environment, health and safety, which apply or relate to Work Locations or the subject matter of this Agreement.

     "ARBITRATOR" has the meaning set forth in Section 6.1 of Attachment 1.
      ----------

     "AS DEFINED IN THE ACT" OR "AS DESCRIBED IN THE ACT" means as specifically
      --------------------------------------------------
     defined or as described, respectively, in the Act as from time to time interpreted in the duly authorized rules and regulations of the FCC or the Commission.

     "AT&T" has the meaning set forth in the preamble.
      ----

     "AT&T CUSTOMER" means any business or residential customer for AT&T
      -------------
     services.

                                                                    Attachment ?
                                                                          Page 2

     "ATTACHMENT" is any placement of one Party's equipment or facilities in or
      ----------
     on another Party's Poles, Ducts, Conduits, or Rights of Way.

     "ATTACHMENT REQUEST" is a request for attachment made pursuant to Section
      ------------------
     3.4 of Attachment 3.

     "AUTOMATIC LOCATION IDENTIFICATION/DATA MANAGEMENT SYSTEM (ALI/DMS)" means
      ------------------------------------------------------------------
     the emergency services (E911/911) database containing customer location information (including name, address, telephone number, and sometimes special information from the local service provider) used to determine to which Public Safety Answering Point ("PSAP") to route the call.

     "AUTOMATIC ROUTE SELECTION (ARS)" is a service feature that provides for
      ------------------------------
     automatic selection of the least expensive or most appropriate transmission facility for each call based on criteria programmed into the system.

     "BILL" means bill submitted by one Party to the other Party for Charges.
      ----

     "BUSINESS DAY" has the meaning set forth in Section 22.8 of the General
      ------------
     Terms and Conditions.

     "BLV/BLI (BUSY Line VERIFY/BUSY LINE INTERRUPT) TRAFFIC" OR "BLV/BLI CALL"
      ------------------------------------------------------------------------
     means an operator call in which the end user inquires as to the busy status of, or requests an interruption of, a call on an Exchange Service.

     "CABS" means the Carrier Access Billing System which is contained in a
      ----
     document prepared under the direction of the Billing Committee of the OBF. The Carrier Access Billing System document is published by Bellcore in Volumes 1, 1A, 2, 3, 3A, 4 and 5 as Special Reports SR-OPT-001868, SR-OPT-001869, SR-OPT-001871, SR-OPT-001872, SR-OPT-001873, SR-OPT-001874,
     and SR-OPT-001875, respectively, and contains the recommended guidelines for the billing of access and other connectivity services.

     "CENTRAL OFFICE SWITCH" means a switch used to provide Telecommunications
      ---------------------
     Services as defined in the Act, including but not limited to: (i) End Office Switches which are used to terminate customer station Loops for the purpose of interconnection to each other and to trunks; (ii) Tandem Office Switches which are used to connect and switch trunk circuits between and among other Central Office Switches. A Central Office may also be employed as a combination End Office/Tandem Office Switch.

     "CENTRANET" means a Telecommunications Service that uses central office
      ---------
     switching equipment for call routing to handle direct dialing of calls, and to provide many private branch exchange-like features.

     "CHARGE" means an amount charged by one Party to the other Party for
      ------
     services

                                                                   Attachment 11
                                                                          Page 3

rendered or products purchased hereunder.

"CLAIM" has the meaning set forth in Section 9.4 of General Terms and
 -----
 Conditions.

"CLASS (CUSTOM LOCAL AREA SIGNALING SERVICE) AND LASS (LOCAL AREA SIGNALING
 --------------------------------------------------------------------------
SERVICE)" means a grouping of optional enhancements to basic local exchange
-------
service that offers special call handling features to residential and single-line business customers (e.g., call waiting, call forwarding and automatic redial).

"CLEC" means competitive local exchange carrier.
 ----

"CLLI CODES" means Common Language Location Identifier Codes.
 ----------

"COLLOCATION" has the meaning set forth in Section 2.1 of Attachment 3.
 ------------

"COMBINATIONS" are multiple Network Elements that are specified by AT&T for a
 -------------
 geographic area or for a specific customer and that are placed on the same order by AT&T.

"COMMISSION" means the Public Utilities Commission of the State of California.
 ----------

"COMMON TRANSPORT" has the meaning set forth in Section 7.1 of Attachment 2.
 ----------------

"CONDUIT" means a tube or protected through that may be used to house
 -------
 communication or electrical cables. Conduit may be underground or above ground (for example, inside buildings) and may contain one or more inner ducts.

"CONFIDENTIAL INFORMATION" has the meaning set forth in Section 16.1 of the
 ------------------------
 General Terms and Conditions.

"CONTRACT YEAR" means a twelve (12) month period during the term of the
 -------------
 contract commencing on the Effective Date and each anniversary thereof.

"CUSTOMER USAGE DATA" means the local Telecommunications Services usage data of
 -------------------
 an AT&T Customer, measured in minutes, sub-minute increments, message units, or otherwise, that is recorded by GTE and forwarded to AT&T.

"DA LISTING INFORMATION" has the meaning set forth in Section 19.1 of the
 ----------------------
 General Terms and Conditions.

"DAMAGES" has the meaning set forth in Section 9.4.1 of the General Terms and
 -------
 Conditions.

"DEDICATED TRANSPORT" has the meaning set forth in Section 8 of Attachment 2.
 -------------------

                                                                      Attachment
                                                                          Page 4

 "DIRECTORY LISTINGS" has the meaning set forth in Section 19.3 of the General
  ------------------
 Terms and Conditions.

 "DIRECTORY SERVICE" has the meaning set forth in Section 6.1 of Attachment 2.
  -----------------

 "DISCLOSER" means that Party to this Agreement which has disclosed Confidential
  ---------
  Information to the other Party.

 "DISPUTES" mean all disputes, claims or disagreements arising under or related
  ---------
 to this Agreement or the breach thereof.

 "DUCT" means a single enclosed path to house facilities to provide
  ----
 Telecommunications Services.

 "EFFECTIVE DATE" is the date the Agreement becomes effective pursuant to
  --------------
 Section 22.8 of this Agreement or becomes effective by operation of law, whichever is earlier.

 "EMR" means the Exchange Message Record System used among LECs for exchanging
  ---
 telecommunications message information for billable, non-billable, sample, settlement and study data. EMR format is contained in BR-010-200-010 CRIS Exchange Message Record, published by Bellcore, which defines the industry standard for exchange message records.

 "ENVIRONMENTAL HAZARD" means any substance the presence, use, transport,
  --------------------
 abandonment or disposal of which (i) requires investigation, remediation, compensation, fine or penalty under any Applicable Law (including, without limitation, the Comprehensive Environmental Response Compensation and Liability Act, Superfund Amendment and Reauthorization Act, Resource Conservation Recovery Act, the Occupational Safety and Health Act and provisions with similar purposes in applicable foreign, state and local jurisdictions) or (ii) poses risks to human health, safety or the environment (including, without limitation, indoor, outdoor or orbital space environments) and is regulated under any Applicable Law.

 "ENHANCED WHITE PAGES" means optional features available for White Pages
  --------------------
 Directory listings (e.g., bold, all capitals, additional line of text, indented).

 "ENHANCED YELLOW PAGES" means optional features available for Yellow Pages
  ---------------------
 Directory listings (e.g., red type, bold, all capitals, additional line of text, indented).

 "EXCHANGE SERVICE" refers to all basic access line services, or any other
  -----------------
 services offered to end users which provide end users with a telephonic connection to, and a unique telephone number address on, the public switched telecommunications network ("PSTN"), and which enable such end users to
                             ------

                                                                   Attachment 11
                                                                          Page 5

 place or receive calls to all other stations on the PSTN.

 "E911 SERVICE" is a method of routing 911 calls to a PSAP that uses customer
  ------------
 location data in the ALI/DMS to determine the PSAP to which a call should be routed.

 "FCC" means the Federal Communications Commission.
  ---

 "GOVERNMENTAL AUTHORITY" means any federal, state, local, foreign or
  ----------------------
 international court, government, department, commission, board, bureau, agency, official, or other regulatory, administrative, legislative or judicial authority with jurisdiction over GTE or AT&T.

 "GROOMING PLAN" has the meaning set forth in Section 39.1 of Part IV of this
  -------------
 Agreement.

 "GTE" has the meaning set forth in the preface.  The terms Local Exchange
  ---
 Company ("LEC"), Incumbent Local Exchange Company ("ILEC") and GTE are used interchangeably throughout this Agreement and shall have the same meaning.

 "IMPAIRMENT IN SERVICE", "IMPAIRED PARTY" and "IMPAIRING PARTY" shall have the
  ---------------------    --------------       ---------------
 respective meanings set forth in Section 4 of Attachment 9.

 "INNER DUCT" is one of the single enclosed pathways located within a duct, or
  ----------
 buried separately without the benefit of conduit.

 "INTELLECTUAL PROPERTY" means copyrights, patents, trademarks, trade secrets,
  ---------------------
 mask works and all other intellectual property rights.

 "INTELLECTUAL PROPERTY RIGHT" has the meaning set forth in Section 9.4.1 of
  ---------------------------
 the General Terms and Conditions.

 "INTER-COMPANY REVIEW BOARD" means an inter-company review board established
  --------------------------
 pursuant to Section 3.1 of Attachment 1.

 "INTERCONNECTION SERVICES" has the meaning set forth in Section 1 of the
  ------------------------
 General Terms and Conditions.

 "INTERIM NUMBER PORTABILITY (INP)" means the delivery of LNP capabilities, from
  --------------------------------
 a customer standpoint in terms of call completion, with as little impairment of functioning, quality, reliability, and convenience as possible and from a carrier standpoint in terms of compensation, through the use of existing and available call routing, forwarding, and addressing capabilities.

 "LATA" means local access transport area.
  ----

                                                                    Attachment ?
                                                                          Page 6

 "LINE INFORMATION DATA BASE(S) (LIDB)" has the meaning set forth in Section
  ------------------------------------
 11.3.1 of Attachment 2.

 "LEC" means local exchange carrier.
  ---

 "LOA" has the meaning set forth in Section 24.1.1 of the General Terms and
  ---
 Conditions.

 "LOCAL NUMBER PORTABILITY (LNP)" means the ability of users of
  ------------------------------
 telecommunications services to retain, at the same location, existing telecommunications numbers without impairment of quality, reliability, or convenience when switching from one telecommunications carrier to another.

 "LOCAL SERVICES" has the meaning set forth in Section 23 of Part 1 of this
  --------------
 Agreement.

 "LOCAL SERVICE Bill" means a Bill for Local Service Charges.
  ------------------

 "LOCAL SERVICE CHARGES" has the meaning set forth in Section 2.1 of Appendix A
  ---------------------
 to Attachment 6.

 "LOCAL TRAFFIC" means traffic that is originated by an end user of one Party
  -------------
 and terminates to the end user of the other Party within GTE's then current local serving area, including mandatory local calling scope arrangements; provided, however, that the end offices serving the calling and called party are served by the same tandem and that is the same tandem which normally serves those end offices. A mandatory local calling scope arrangement is an arrangement that requires end users to subscribe to a local calling scope beyond their basic exchange serving area. Local Traffic does not include optional local calling scopes (i.e., optional rate packages that permit the end user to choose a local calling scope beyond their basic exchange serving area for an additional fee), referred to hereafter as "optional EAS."

 "LOOP" and "LOOP COMBINATION" have the respective meanings set forth in
  ----       ----------------
 Sections 3.1 and 13.2.4.3 of Attachment 2.

 "LOOP CONCENTRATOR/MULTIPLEXER" has the meaning set forth in Section 3.3.1 of
  -----------------------------
 Attachment 2.

 "LOOP DISTRIBUTION MEDIA" has the meaning set forth in Section 3.2.1 of
  -----------------------
 Attachment 2.

 "LOOP FEEDER" has the meaning set forth in Section 3.4.1 of Attachment 2.
  -----------

 "LSR" means the Local Services request form and processes for ordering
  ----
 services for an end user customer and may be modified by mutual agreement of the Parties.

                                                                   Attachment 11
                                                                          Page 7

 "MANHOLE" means a subsurface enclosure that personnel may enter and use for the
  -------
  purpose of installing, operating, maintaining and repairing communications facilities.

 "MECAB" means the Multiple Exchange Carrier Access Billing (MECAB) document
  -----
 prepared under the direction of the Billing Committee of the OBF. The MECAB document, published by Bellcore as Special Report SR-BDS-000983, contains the recommended guidelines for the billing of access and other connectivity services provided by two or more LECs (including LECs and CLECs), or by one LEC or CLEC in two or more states within a single LATA.

 "MECOD" means the Multiple Exchange Carriers Ordering and Design (MECOD)
  -----
 Guidelines for Access Services- Industry Support Interface, a document developed under the auspices of the Billing Committee of the OBF. The MECOD document, published by Bellcore as Special Report SR STS-002643, establishes recommended guidelines for processing orders for access and other connectivity services which is to be provided by two or more LECs (including a LEC and a CLEC), or by one LEC or CLEC in two or more states within a single LATA.

 "NETWORK ELEMENT" or "ELEMENT" means a facility or equipment used in the
  ---------------      -------
 provision of a Telecommunications Service. Network Element includes features, functions, and capabilities that are provided by means of such facility or equipment, including subscriber numbers, databases, signaling systems, and information sufficient for billing and collection or used in the transmission, routing, or other provision of a telecommunications service.

 "NETWORK INTERFACE DEVICE" or "NID" has the meaning set forth in Section 2.1 of
  ------------------------      ---
 Attachment 2.

 "NEW SERVICES REQUEST" means a request from AT&T to GTE to obtain facilities,
  --------------------
 features, capabilities, functionality or services that are not already available under this Agreement.

 "NORTH AMERICAN NUMBERING PLAN" or "NANP" means the numbering plan used in the
  ---------------------------------------
 United States that also serves Canada, Bermuda, Puerto Rico and certain Caribbean Islands. The NANP format is a ten digit number that consists of a three digit NPA code (commonly referred to as the area code), followed by a three digit NXX code and a four digit line number.

 "NXX" means the three digit code which appears as the first three digits of a
  ---
 seven digit telephone number.

 "911 SERVICE" means a universal telephone number which gives the public direct
  -----------
 access to the PSAP.  Basic 911 service collects 911 calls from one or

                                                                   Attachment 11
                                                                          Page 8

more local exchange switches that serve a geographic area. The calls are then sent to the correct authority designated to receive such calls.

"OBF" means the Ordering and Billing Forum (OBF), which functions under the
-----
auspices of the Carrier Liaison Committee (CLC) of the Alliance for Telecommunications Industry Solutions (ATIS).

"OPERATOR SERVICE" has the meaning set forth in Section 5.1.1 of Attachment 2.
------------------

"OSS" means Operations Support Systems.
 ---

"PARTIES" means AT&T and GTE.
 -------

"PERMANENT NUMBER PORTABILITY (PNP)" means the use of the Location Routing
 ----------------------------------
Number (LRN) database solution to provide fully transparent LNP for all customers and all providers without limitation.

"POLE ATTACHMENT" means the connection of a facility to a utility pole. Some
 ---------------
examples of facilities are mechanical hardware, grounding and transmission cable, and equipment boxes.

"PUBLIC SAFETY ANSWERING POINT" or "PSAP" means an answering location for 9-1-1
 ---------------------------------------
calls originating in a given area. A PSAP may be designed as Primary or Secondary, which refers to the order in which calls are directed for answering. Primary PSAPs respond first; Secondary PSAPs receive calls on a transfer basis only, and generally serve as a centralized answering location for a particular type of emergency call. PSAP's are staffed by employees of Service Agencies such as police, fire or emergency medical agencies or by employees of a common bureau serving a group of such entities.

"REAL TIME" means interactive system-to-system communications and response
 ---------
(note: the speed of interaction of the systems will necessarily depend upon accuracy of input and network capabilities), with the reporting on, or the recording of, the event as simultaneous with the occurrence of the event as the actual system permits.

"RECIPIENT" means that party to this Agreement to which Confidential information
 ---------
has been disclosed by the other party.

"RECORDED USAGE DATA" has the meaning set forth in Attachment 7.
 -------------------

"REMOTE CALL FORWARDING" or "RCF" has the meaning set forth in Section 2.2 of
 ----------------------     -----
Attachment 8.

"RELEASE" means any release, spill, emission, leaking, pumping, injection,
 -------
deposit, disposal, discharge, dispersal, leaching, or migration, including without limitation, the movement of Environmental Hazards through or in the air, soil,

                                                                   Attachment 11
                                                                          Page 9

 surface water or groundwater, or any action or omission that causes Environmental Hazards to spread or become more toxic or more expensive to investigate or remediate.

 "RIGHT OF WAY (ROW)" means the right to use the land or other property of
  -----------------
 another party to place poles, conduits, cables, other structures and equipment, or to provide passage to access such structures and equipment. A ROW may run under, on, or above public or private property (including air space above public or private property) and may include the right to use discrete space in buildings, building complexes or other locations.

 "SECAB" means the Small Exchange Carrier Access Billing document prepared by
  -----
 the Billing Committee of the OBF. The Small Exchange Carrier Access Billing document, published by Bellcore as Special Report SR OPT - 001856, contains the recommended guidelines for the billing of access and other connectivity services.

 "SERVED PREMISES" means collectively, locations for which AT&T orders Network
  ---------------
 Elements, Ancillary Functions or Combinations.

 "SHARED TRANSPORT" is comprised of Common Transport plus 25% of the tandem
  ----------------
 switching rate set forth in Attachment 14. The appropriate percentage of tandem switching to be used in this calculation shall be subject to change based on any subsequent decision of the Commission.

 "SIGNALING LINK TRANSPORT" has the meaning set forth in Section 9.1 of
  ------------------------
 Attachment 2.

 "SIGNALING TRANSFER POINTS" has the meaning set forth in Section 10.1 of
  -------------------------
 Attachment 2.

 "STATE" means the State of California.
  -----

 "TANDEM SWITCHING" has the meaning set forth in Section 12.1 of Attachment 2.
  ----------------

 "TELEPHONE RELAY SERVICE" has the meaning set forth in Section 25.4 of the
  -----------------------
 General Terms and Conditions of the Agreement.

 "THOUSANDS BLOCK OF NUMBERS" shall mean 1000 or more consecutive numbers
  --------------------------
 beginning and ending on a digit boundary, e.g., 949-1000 to 949-1999.

 "TRANSIT SERVICE" has the meaning set forth in Section 35.5.2 of the General
  ---------------
 Terms and Conditions.

 "UNBUNDLED NETWORK ELEMENT BILL" means a Bill for Unbundled Network Element
  ------------------------------
 Charges.

                                                                   Attachment 11
                                                                         Page 10

"UNBUNDLED NETWORK ELEMENT CHARGES" has the meaning set forth in Section 2.1 of
 ---------------------------------
Appendix B to Attachment 6.

"VOLUNTARY FEDERAL CUSTOMER FINANCIAL ASSISTANCE PROGRAMS" are
 --------------------------------------------------------
Telecommunications Services provided to low-income subscribers, pursuant to requirements established by the appropriate state regulatory body.

"WASTE" means all hazardous and non-hazardous substances and materials which are
 -----
intended to be discarded, scrapped, or recycled, associated with activities AT&T or GTE or their respective contractors or agents perform at Work Locations. It shall be presumed that all substances or materials associated with such activities, that are not in use or incorporated into structures (including without limitation damaged components or tools, leftovers, containers, garbage, scrap, residues or byproducts), except for substances and materials that AT&T, GTE or their respective contractors or agents intend to use in their original form in connection with similar activities, are Waste. "Waste" shall not include substances, materials or components incorporated into structures (such as cable routes) even after such components or structure are no longer in current use.

"WORK LOCATIONS" means any real estate that GTE owns, leases or licenses or in
 --------------
which it holds easements or other rights to use, or does use, for the purpose of providing Telecommunications Services in connection with this Agreement.

                                 ATTACHMENT 12

                    SERVICE QUALITY STANDARDS AND PROCESSES

                               TABLE OF CONTENTS

 1.  INTRODUCTION.................................. 1

 2.  SERVICE QUALITY............................... 3

 3.  DEPLOYMENT.................................... 4

 4.  PROCESSES..................................... 7

 5.  CAPACITY PLANNING............................. 7

APPENDICES
----------

1.  DMOQS

2.  DMOQ CATEGORIES

3.  AT&T SUPPLIER PERFORMANCE QUALITY MANAGEMENT SYSTEM

4.  DEPLOYMENT PLAN

5.  BONA FIDE REQUEST PROCESS

6.  NEW SERVICES PROCESS

                                                                   Attachment 12
                                                                          Page 1


                    SERVICE QUALITY STANDARDS AND PROCESSES
                    ---------------------------------------

1.   INTRODUCTION
     ------------

     This Agreement contains provisions which are applicable to Local Services, Network Elements, including Ancillary Functions and features, and Combinations, access to GTE's poles, conduits and rights of way, and Interconnection Services, and shall apply on a national and/or an individual state basis, as herein specified or as otherwise established by agreement of the parties or by the context in which a quality standard, process or measurement is applied. The service quality standards, processes and procedures, including Direct Measures of Quality (DMOQs), set forth in this Attachment shall apply to GTE's provision and performance of services, systems, processes and related activity under this Agreement, and are in addition to and not in place of or satisfaction of specific performance standards or obligations imposed on GTE elsewhere in this Agreement or in other Attachments to this Agreement. To the extent indicated in this Attachment, related performance obligations are imposed on AT&T, and the indicated service quality standards, processes and procedures shall apply to AT&T's performance of said obligations.

1.1. Pursuant to Section 10 of this Agreement, Appendix 1 of this Attachment
     12 sets forth the service standards, measurements and performance criteria, applicable to Local Services, Network Elements (including Ancillary functions and features) and Combinations provided under this Agreement, and the liquidated damages, payments, or credits to be paid, or other remedies to apply in the event that specified failures of performance occur.

1.2 The Parties recognize that this Agreement will establish new business processes. The Parties also expect that experience will show whether new measurements are needed or whether existing measurements are not needed. Either Party, therefore, may request the addition, deletion or modification of the measures set forth in the Appendices to this Attachment. In the event that the Parties cannot agree on such addition, deletion or modification, then the Party seeking the addition, deletion or modification may initiate the Dispute Resolution process prescribed in Attachment 1 to this Agreement.

1.3. GTE shall provide services to AT&T that have substantially the same characteristics of timeliness and performance as GTE provides to itself, its affiliates (hereinafter referred to as "GTE's actual performance"). GTE's service performance, as defined by the designated comparable measures, shall be no worse than or no less than the specific performance threshold of GTE's actual performance for the equivalent service, subject to the

                                                                      Attachment
                                                                          Page 2

     definitions contained within this Attachment 12. AT&T shall provide performance as defined by the designated comparable measures at no less than the specific performance thresholds contained within this Attachment
     12. The calculation of those performance thresholds will be based on a three (3) month rolling average of actual performance unless otherwise specified. Liquidated damages will apply when a Party's performance is worse than the specified performance threshold as described in this Attachment 12.

1.4  Average Non-Recurring Charges

     The Average Non-Recurring Charge is the sum of all non-recurring charges applied to service orders issued by AT&T to GTE divided by the total number of AT&T orders issued to GTE. These calculations will be made by service activity and service category, Business (Single/Multi-Line, Centrex, PBX Trunks), Residence, LINK, and ISDN. The Average Non-Recurring Charge will be separately calculated for field work and non-field work orders. These Averages and a weighting factor for field and non-field work will be calculated during a study period to be mutually agreed between the Parties. The initial average non-recurring charge calculation will occur within three (3) months of AT&T's initial issuance of orders. The average non-recurring charge shall be recalculated when there is a non-recurring charge rate change, and annually as part of the Interconnection Agreement Annual Review.

1.5  Average Recurring Charges

     The Average Recurring Charge is the sum of all recurring charges applied to service orders issued by AT&T to GTE divided by the total number of AT&T orders. These Averages will be calculated during a study period to be mutually agreed between the Parties. These calculations will be made by service activity and service category, Business (Single/Multi-Line, Centrex, PBX, Trunks), Residence, LINK and ISDN. The initial average recurring charge calculation will occur within three (3) months of AT&T's initial issuance of orders. The average recurring charge shall be recalculated when there is a recurring charge rate change, and annually as part of the Interconnection Agreement Annual Review.

1.6  DMOQs are categorized by the Parties as:

               CATEGORY 1;
               CATEGORY 2; or
               CATEGORY 3.

     Category 1: Those primary Performance Measures which the Parties agree must
     -----------
     be delivered at performance threshold either by state or at a national level or as specified per measure. These DMOQs will carry financial

                                                                   Attachment 12
                                                                          Page 3

     incentives in the form of debits or credits to a Party's bill when a current month's performance is worse than the performance threshold. In addition, gap closure plan incentives will apply to Category 1. (Example:
     Due Date Commitments Met).

     Category 2: Those secondary Performance Measures which are indicators of
     -----------
     predicted performance and which the Parties agree must be delivered at or above the performance threshold either at a national level by state as specified in Appendix 2 of Attachment 12. While financial incentives do not apply to these Category 2 DMOQs, gap closure plan financial incentives will apply. (Example: Repair Ticket Closures).

     Category 3: Those DMOQs which the Parties may determine to be necessary and
     -----------
     appropriate, but which require additional evaluation to permit that determination. The Implementation Team established under this Attachment will review and consider each such Category 3 DMOQ to make the aforementioned determination. If the Implementation Team determines that a Category 3 DMOQ is necessary and appropriate, it will reclassify the DMOQ in question as Category 1 or Category 2.

1.7 The Parties' agreement to these standards, processes and procedures does not waive or limit the rights of either Party to initiate the Dispute Resolution processes provided in Attachment 1 to this Agreement, nor to initiate or pursue other administrative, judicial or arbitration proceedings to enforce rights or obligations under this Agreement or under governing law.

1.8 The service standards, processes and procedures set forth in this Attachment shall not relieve the Parties of any obligations otherwise imposed by the Telecommunications Act of 1996, by the rules, regulations and guidelines duly promulgated thereunder, or by other applicable state or federal law, nor constitute a waiver by the Parties of any rights relating to such obligations.

1.9 As used in this Attachment, Contract Month means a calendar month during the term of this Agreement. Contract Month 1 shall commence on the first day of the first full calendar month following the Effective Date. However, if the Effective Date is on the first day of a Calendar Month, that month will be Contract Month 1.

2.   SERVICE QUALITY
     ---------------

2.1 GTE and AT&T recognize and acknowledge the mutual benefit of a Customer-Supplier relationship built upon proven Quality Management Systems.

2.2 DMOQs. GTE will provide Local Service, Network Elements and Ancillary Functions in accordance with the service parity standards and other

                                                                      Attachment
                                                                          Page 4

     measurements of quality ("DMOQs") described and agreed to in this Attachment and in the Appendices to this Attachment. In the event that either Party fails to meet an applicable DMOQ, the procedures described in Appendix 1 shall be followed.

2.3 Service Guarantees. The credits and waivers described in Appendix 2 are intended to serve as an incentive for the Parties to fulfill certain of their commitments under this Agreement.

2.4 AT&T Supplier Performance Quality Management System. As one method of achieving quality and reliability for services ordered from GTE, GTE agrees to implement the AT&T Supplier Performance Quality Management System described in Appendix 3 to this Attachment.

3.   DEPLOYMENT
     ----------

3.1 Deployment Plan. The Deployment Plan is a staged approach to the implementation of processes, procedures and systems required by this Agreement. The Deployment Plan describes the Parties' attempt to implement a process for attaining performance at or better than the performance threshold.

     The Parties agree to implement the provisions of this Agreement in accordance with the Deployment Plan set forth in Appendix 4 to this Attachment. The Parties agree to negotiate, by the end of Contract Month 1 additional requirements which relate to those obligations of the parties in this Agreement that are not addressed in the Deployment Plan.

     Thereafter, the Deployment Plan may be revised from time to time to add any additional requirements established by the Parties as part of the implementation process.

3.2  Implementation Team.

     The Parties understand that the arrangements and provision of services, network elements and ancillary functions described in this Agreement shall require technical and operational coordination between the Parties. The Parties further agree that it is not feasible for this Agreement to set forth each of the applicable and necessary procedures, guidelines, specifications and standards that will promote the Parties' provision of Telecommunications Services to their respective Customers. Accordingly, the Parties agree to form a team (the "Implementation Team") which shall develop and identify those additional processes, guidelines, specifications, standards, terms and conditions necessary for the provision of the services, network elements and ancillary functions, and for the specific implementation of each Party's

                                                                   Attachment 12
                                                                          Page 5

     obligations hereunder, including those described in the Deployment Plan. Within five (5) days after the Effective Date, each Party shall designate, in writing, not more than four (4) persons to be permanent members of the Implementation Team; provided that either Party may include in meetings or activities such technical specialists or other individuals as may be reasonably required to address a specific task, matter or subject. Each Party may replace its representatives on the Implementation Team by delivering written notice thereof to the other Party. Furthermore, the Deployment Plan will describe the Parties' attempt to implement a process for attaining and maintaining service parity.

3.3  Operations Plan.

     Within one hundred and twenty (120) days after the Effective Date, the Implementation Team shall reach agreements on the items listed in the Deployment Plan, which shall include processes, procedures, and milestones. The agreements reached by the Implementation Team shall be documented in an operations manual (the "Operations Plan"). The Operations Plan shall include documentation of the various items described in the agreement which are to be agreed upon by the Parties.

3.4  Action of Implementation Team.

     The Deployment Plan and the Operations Plan may be amended from time to time by the Implementation Team as the team deems appropriate. Unanimous written consent of the permanent members of the Implementation Team shall be required for any action of the Implementation Team. An escalation process will be put in place to support the resolution of disputed issues. If the implementation Team and the escalation process are unable to resolve the issue, the existing provisions of the Deployment Plan and Operations Plan shall remain in full force and effect.

3.5  Further Coordination and Performance.

     Except as otherwise agreed upon by the Parties, on a mutually agreed upon day and time once a month during the Term of this Agreement, the Implementation Team shall discuss the performance of the Parties under this Agreement and apply the principles of the AT&T Supplier Performance Quality Management System. At each such monthly session the Parties will discuss:
     (i) the administration and maintenance of the interconnections and trunk groups provisioned under this Agreement; (ii) the Parties' provisioning of the services, network elements and ancillary functions provided under this Agreement; (iii) the Parties' compliance with the DMOQs set forth in this Agreement and any areas in which such performance may be improved; (iv) any problems that were encountered during the preceding month or,

                                                                   Attachment
                                                                          Page 6

       anticipated in the upcoming month; (v) the reason underlying any such problem and the effect, if any, that such problem had, has or may have on the performance of the Parties; and (vi) the specific steps taken or proposed to be taken to remedy such problem. In addition to the foregoing, the Parties, through their representatives on the Implementation Team or such other appropriate representatives, will meet to discuss any matters that relate to the performance of this Agreement, as may be requested from time to time by either of the Parties.

3.6.   Operational Review

3.6.1. Representatives of AT&T and GTE will meet on a quarterly basis, beginning with the end of the first quarter of 1997, to determine that the service cycle of pre-ordering, ordering, provisioning, maintenance and billing categories are addressed, including the following:

          a) Interfaces and processes are operational and the agreed upon numbers of AT&T Customers for residential and business Resale Services are successfully completed per day;

          b) Interfaces and processes are operational and the agreed upon numbers of orders for Network Elements, Ancillary Functions and Combinations are successfully completed per day;

          c) Interfaces and processes are operational and the AT&T orders for unbundled loops are successfully completed per day;

          d) All agreed upon performance standards and DMOQs will be reviewed with respect to the Implementation Plan.


3.6.2. If at any quarterly review it is determined that the requirements of this Agreement and the Act are not being met, the Parties may invoke the dispute resolution proceedings provided in Attachment 1 to this Agreement where allowed by applicable regulatory orders.

                                                                   Attachment 12
                                                                          Page 7

4.     PROCESSES
       ---------

       The Parties agree to implement the following processes as a means to provide a mechanism for addressing the individual requirements of AT&T in a specific state.

4.1 Bona Fide Request. The Parties may agree that certain services, including features, capabilities, functionality, Network Elements, or Combinations, are to be ordered through the use of customized Service Orders. In such event, the Bona Fide Request Process described in Appendix 5 to this Attachment will be followed.

4.2 New Services. AT&T may request from GTE that facilities, features, capabilities, functionality or services that are not already available under this Agreement at the time of such request be provided under this Agreement by delivering a New Services Request to GTE in accordance with the procedures described in Appendix 6 to this Attachment.

5.     CAPACITY PLANNING
       -----------------

5.1 The Parties negotiated and included in this Agreement common provisions which are applicable to Local Services, Network Elements, including Ancillary Functions and features, and Combinations, access to GTE's poles, conduits and rights of way, and Interconnection Services for all geographic areas in which GTE provides Telecommunications Services on a national basis. However, the Parties recognize that certain provisions, in addition to pricing, must be handled on a state specific basis to address unique local requirements. These items are described below in this Attachment.

5.1.1 By the end of Contract Month 1, AT&T will provide a forecast of the quantities of Local Services, Network Elements, Combinations and Ancillary Functions to be made available to AT&T during Contract Year 1 on a State-wide basis. The Parties shall meet during the last Contract Month of each Contract Year to agree upon the quantities of Local Services, Network Elements, Combinations and Ancillary Functions to be made available to AT&T for the next Contract Year. These quantities shall be sufficient to meet AT&T's anticipated requirements as communicated to GTE. If GTE is not able to meet AT&T's forecast requirements at any time during the term of this Agreement, GTE must document to AT&T within fifteen (15) days of receiving AT&T's forecast the reasons why such requirements cannot be met.

5.2 In addition, AT&T will furnish a per month quarterly forecast of service order volumes, quantities of Local Services, Network Elements, Combinations and Ancillary Functions on a State-wide basis. These forecasts will be furnished at least one month before the beginning of the quarter covered by the

                                                                      Attachment
                                                                          Page 8

     forecast. These projections will allow GTE to provide sufficient Staff for the projected demand and to secure appropriate inventories to meet AT&T's requirements. In the event that the first month of AT&T's next quarterly forecast is greater than ten (10%) percent of the last month of the current quarter forecast, AT&T will notify GTE promptly of the increased order volume.

5.3 If AT&T actual order activity for a quarter is ten (10%) percent less than stated in its forecast submission to GTE for that quarter, then financial incentives as set forth in Appendix 2 will apply. If AT&T actual order activity for a quarter exceeds the level stated in its forecast submission to GTE for that quarter pursuant to Section 5.2 of this Attachment 12, then as to such order activity in excess of forecast levels, the remedies otherwise applicable for missed service order commitments in the Category 1 and Category 2 DMOQs and preparation of Gap Closure Plans shall not apply.

5.4 AT&T will provide forecasts as specified in Sections 5.1 and 5.2 on a sub-State basis, provided, however, that AT&T will provide such forecasts only after the Parties have mutually agreed on a definition of "sub-State" and further provided, that no penalties shall apply to sub-State forecasts.

5.5 At the meeting to be held during the last Contract Month of each Contract Year, AT&T will provide GTE with a two (2) year rolling forecast of its growth requirements for Ancillary Functions that will be reviewed jointly on a yearly basis.

                                                                   Attachment 12
                                                                      Appendix 1
                                                                          Page 1


                                  APPENDIX 1

                                      TO

                                 ATTACHMENT 12

                                     DMOQS

1.   GENERAL
     -------

     The DMOQs in this Appendix are managed as part of the Supplier Performance Quality Management System (SPQMS).

     SPQMS requires that when the monthly results do not meet the performance levels described in Appendix 2 to this Attachment, Gap Closure Plans shall be implemented to improve performance. The intent of a Gap Closure Plan is to identify and implement expeditiously those actions necessary to close performance gaps to the acceptable levels of performance established by the Parties under this Agreement and this Attachment. The Parties anticipate that Gap Closure Plans will typically be of six to nine months' duration.

     These Gap Closure Plans include:

          - evaluation of the opportunity for continuous improvement, systems enhancements and re-engineering;
          - forecasted improvement to the desired DMOQ for each issue or initiative;
          -    evaluation of pertinent changes in periodic results; and
          -    a date for compliance with AT&T's expected performance.

     The Gap Closure Plans will be reviewed monthly, or more frequently as updated data and analysis are available.

2.   MEASUREMENTS
     ------------

     The specific measurements which apply to this Agreement are described in Appendix 2. The Parties agree to meet on an annual basis to discuss whether changes should be made to any DMOQs or performance objectives.

3.   PERFORMANCE INCENTIVES
     ----------------------

3.1. If either Party fails to meet an applicable Category 1 or 2 DMOQ for Three
     (3) Contract Months in a Six (6) Month period, that Party must thereafter submit to the other Party a draft of a Gap Closure Plan within thirty (30) days of receipt of notice that the DMOQ(s) was (were) not met.

                                                                      Attachment
                                                                      Appendix 1
                                                                          Page 2


3.2 If either Party required under Section 3.1 preceding to deliver a draft Gap Closure Plan to the other Party fails or fails within the prescribed time period to do so, then the other Party shall receive a credit or payment of Five Thousand Dollars ($5,000.00). Said payment or credit shall be made within three (3) business days of the entitled Party's demand therefor.

3.3 AT&T and GTE will agree upon an approval date for the Gap Closure Plan within ten (10) days of the delivery of the draft Gap Closure Plan.

3.4 The Party subject to the Gap Closure Plan will commence implementation of the Gap Closure Plan on its approval date. If that Party fails to meet its commitments under the Gap Closure Plan, the other Party shall receive a credit or payment, as appropriate, in the sum of up to Fifteen Thousand dollars ($15,000) payable on demand within three (3) business days, as described in Sections 3.4.1, 3.4.2 and 3.4.3 below.

3.4.1 Payment of Five Thousand Dollars ($5,000) for failure to implement the process improvements outlined in the plan. The parties may with mutual agreement modify the process improvements in the plan during the life of the plan.

3.4.2 Payment of Five Thousand Dollars ($5,000) for failure to achieve performance improvements by the completion date of the approved Gap Closure Plan.

3.4.3 Payment of Five Thousand Dollars ($5,000) for failure to complete the Gap Closure Plan on schedule.

3.5 GTE is committed to service parity at the start of AT&T's Local Service operations. Both parties recognize that a sufficient volume of orders must be processed before a DMOQ can exhibit with a degree of confidence that parity does or does not exist.

       The Parties agree to a "transition period" where process data will be accumulated and discussed. This information will assist the Implementation Team in their development and implementation of processes.

       For national DMOQs, once AT&T's order volume reaches a level of one hundred fifty (150) orders for three (3) consecutive months, a ninety
       (90) day grace period will begin, with respect to the performance incentives prescribed for each DMOQ under this Attachment. At the end of that ninety (90) day grace period, those performance incentives shall fully apply.

                                                                   Attachment 12
                                                                      Appendix 1
                                                                          Page 3

     For State DMOQs, once AT&T's order volume reaches a level of one hundred fifty (150) orders for the State for three (3) consecutive months, a ninety (90) day grace period will begin, with respect to the performance incentives prescribed for each DMOQ under this Attachment. At the end of that ninety (90) day grace period, those performance incentives shall fully apply.

3.6 The purpose of the payments described above are to serve as an incentive for the Parties to improve their respective performance, not as a substitute for either Party's right to institute dispute resolution processes under Attachment 1 of this Agreement.

                                                                   Attachment 12
                                                                      Appendix 2
                                                                          Page 1

                                  APPENDIX 2

                                      TO

                                 ATTACHMENT 12

                                DMOQ CATEGORIES
                                ---------------

1.   Category 1 DMOQs
     ----------------

1.1. Table 1 below lists the Category 1 DMOQs for each of the pre-ordering, ordering and provisioning, interconnection, maintenance and repair, forecasting, and billing classifications. For each Category 1 DMOQ classification, column 1 indicates the number of the DMOQ within the classification. Column 2 indicates which Party has the obligation to meet the DMOQ performance measurement, with a "G" indicating a GTE obligation and an "A" indicating an AT&T obligation. Column 3 indicates whether the relevant DMOQ performance measurement data is compiled on a national level ("N"), by state ("S"), or by each occurrence of the DMOQ ("P"). Column 4 contains a description of each DMOQ within each classification. Column 5 describes, for each DMOQ, the performance measurement that applies to the DMOQ. Column 6 shows the remedy that must be paid by the Party that has the obligation to meet the DMOQ if that Party has failed to meet the performance thresholds set forth in column 5.

1.2. The Parties agree to provide performance at or above the performance thresholds for each applicable DMOQ as indicated in Table 1 following. Each Party also agrees to pay to the other Party the remedies applicable to each DMOQ for which it has an obligation to meet the performance thresholds but has failed to do so.

                                                                   Attachment 12
                                                                     Appendix, 2
                                                                          Page 2

                                    TABLE 1
                                    -------

                               CATEGORY 1 DMOQs

--------------------------------------------------------------------------------
           DESCRIPTION                     MEASURE                  REMEDY

--------------------------------------------------------------------------------
       PRE-
       ORDERING/ORDERING/
       PROVISIONING
--------------------------------------------------------------------------------
1 G N  Prompt transmission     85% of CSRs sent to AT&T by the  5% of Average
       of Customer Service     close of business on business    Non-Recurring
       Record ("CSR")          day following receipt of         Charges incurred
       Information             request.                         by AT&T for the
                                                                number of CSRs
                                                                for which the
                                                                Quality Standard
                                                                not met in the
                                                                reported month.

--------------------------------------------------------------------------------
2 G N  Prompt transmission     85% of FOCs sent to AT&T by the  20% of Average
       of Firm Order           close of business on business    Non-Recurring
       Confirmation ("FOC")    day following receipt of         Charges incurred
                               request.                         by AT&T for the
                                                                lines ordered
                                                                for which GTE
                                                                failed to meet
                                                                the Quality
                                                                Standard in the
                                                                reported month.

--------------------------------------------------------------------------------
3 G S  Due Date                Percent of AT&T Customer         Waiver of the
       commitments met         install, transfer and change     Average Non-
                               service orders for which service Recurring
                               is installed by close of         Charge
                               business on the committed due    installation
                               date is not more than 2.5        charges for the
                               percent below the percent of     number of lines
                               GTE customer install, transfer   by which GTE
                               and change service orders.       fails to meet
                                                                the Quality
                                                                Standard in the
                                                                reported month.
--------------------------------------------------------------------------------

                                                                   Attachment 12
                                                                      Appendix 2
                                                                          Page 3

---------------------------------------------------------------------------------------
           DESCRIPTION                     MEASURE                       REMEDY

---------------------------------------------------------------------------------------
4 G S  % Reporting trouble     Percent of AT&T customer install,     One month's
       within 30 days of the   transfer and change service orders    average recurring
       date installed          which are followed by a customer      charge per trouble
                               trouble report within 30 days of      report exceeding
                               service order completion date is not  the Quality
                               more than 2.5 percent worse than      Standard in the
                               the percent GTE customer install,     reported month.
                               transfer and change service orders    (not to exceed one
                               which are followed by a customer      credit per
                               trouble report within 30 days of      customer line per
                               service order completion date.        month).
---------------------------------------------------------------------------------------
5 A S  Service Order           80 percent of LSRs initiated by       Payment by AT&T
       Discrepancy: LSRs       AT&T do not contain an order          to GTE equal to
       issued without          discrepancy or error. Twelve (12)     20% of the
       material errors.        months after this measurement         average non-
                               becomes effective, the metric shall   recurring
                               change to 90 percent.                 installation
                                                                     charges for the
                                                                     number of lines by
                                                                     which AT&T fails
                                                                     to meet the Quality
                                                                     Standard in the
                                                                     reported month.

---------------------------------------------------------------------------------------
6 G N  PIC Changes             85% of the time the PIC changes       PIC change charge
       completed within 24     will be completed within 24 hours.    credit for all PIC
       hours                                                         changes worse
                                                                     than the quality
                                                                     standard.

---------------------------------------------------------------------------------------
       INTERCONNECTION

---------------------------------------------------------------------------------------
1 G S  Trunk orders            Percent of trunk orders by AT&T       Waiver of 100% of
       completed on or         completed by GTE on or before the     Average Non-
       before the Committed    commitment date is not more than      Recurring Charges
       Due Date.               10 percent below the percent of       for trunks ordered
                               feature group B & D switched          for which GTE
                               access orders by all ordering         failed to meet the
                               companies completed by GTE on or      Quality Standard
                                                                     in the reported

---------------------------------------------------------------------------------------

                                                                   Attachment 12
                                                                      Appendix 2
                                                                          Page 4

---------------------------------------------------------------------------------------
           DESCRIPTION                     MEASURE                       REMEDY

---------------------------------------------------------------------------------------
                               before the commitment date.           month.
---------------------------------------------------------------------------------------
2 G N      Firm Order          Percent of trunk orders by AT&T       Waiver of 20% of
           Confirmation (FOC)  completed by GTE on or before the     Average Non-
           time delivery       commitment date is not more than 5    Recurring
                               percent below the percent of feature  installation
                               group B & D switched access orders    charges for trunks
                               by all ordering companies for which   ordered for which
                               GTE sends FOC within 5 days.          GTE failed to meet
                                                                     the Quality
                                                                     Standard in the
                                                                     reported month.

---------------------------------------------------------------------------------------
3 A N      Service Order       80% of ASRs initiated by AT&T do      Charge equal to
           Discrepancy: ASRs   not contain a material error or       20% of Average
           issued without      result in a discrepancy. Twelve       Non-Recurring
           material errors.    (12) months after this measurement    Charges for
                               becomes effective, the metric shall   installation of
                               change to 90 percent.                 trunks ordered for
                                                                     which AT&T failed
                                                                     to meet the Quality
                                                                     Standard in the
                                                                     reported month.

_______________________________________________________________________________________
4 G P     Collocation:         The time AT&T's collocated space      The credit will be
          Conditioning of      is not available to AT&T for          calculated by
          space provided for   installation of equipment by the      dividing the
          Collocation.         agreed upon due date.                 monthly recurring
                                                                     charge for such
                                                                     collocated space
                                                                     by 30, times the
                                                                     number of days
                                                                     delayed. This
                                                                     penalty does not
                                                                     apply if the delay
                                                                     circumstances are
                                                                     beyond GTE's
                                                                     control.

---------------------------------------------------------------------------------------
5 G P     Collocation: Outage  The time AT&T's collocated            AT&T will receive
          of AT&T Equipment    equipment is out of service due to    an outage credit
---------------------------------------------------------------------------------------

                                                                   Attachment 12
                                                                      Appendix 2
                                                                          Page 5

---------------------------------------------------------------------------------------
           DESCRIPTION                     MEASURE                       REMEDY

---------------------------------------------------------------------------------------
       Collocated in GTE       GTE's failure to comply with its      calculated by
       space.                  obligations under this agreement.     dividing the
                                                                     monthly recurring
                                                                     charge for such
                                                                     collocated space
                                                                     by 30, times the
                                                                     number of days of
                                                                     outage. This
                                                                     penalty does not
                                                                     apply if the delay
                                                                     circumstances are
                                                                     beyond GTE's
                                                                     control.

---------------------------------------------------------------------------------------
6 G P  Rights of Way           When ROW, Conduit and Pole-           AT&T will receive
       (ROW), Conduit and      Attachments are not available to      a credit in the
       Pole Attachments        AT&T by the agreed upon due date.     amount
       Availability.                                                 proportionate to
                                                                     the length of the
                                                                     delay. The credit
                                                                     will be calculated
                                                                     by dividing the
                                                                     annual rental
                                                                     charge by 365
                                                                     times the number
                                                                     of days delayed.
                                                                     This penalty does
                                                                     not apply if the
                                                                     delay
                                                                     circumstances are
                                                                     beyond GTE's
                                                                     control.

---------------------------------------------------------------------------------------
       MAINTENANCE/REPAIR

---------------------------------------------------------------------------------------
1 G S  Percent commitments     Percent of AT&T customer network      One month's flat
       met.                    trouble reports where commitment      rate average
                               met was more than 2.5 percent         recurring charge
                               worse than the percent of GTE         per line out of
                               customer network trouble reports      service for which
                               where commitment was met              Quality Standard
                                                                     is
---------------------------------------------------------------------------------------

                                                                   Attachment 12
                                                                      Appendix 2
                                                                          Page 6

---------------------------------------------------------------------------------------
           DESCRIPTION                     MEASURE                       REMEDY

---------------------------------------------------------------------------------------
                               (excluding reports which are cleared  not met in the
                               CPE, AT&T Customer error).            reported month.

---------------------------------------------------------------------------------------
2 G S   Average clearing       Average repair time (total number of  One month's flat
        time - out of service  elapsed hours/minutes for out of      rate average
        - Designed.            service AT&T Customer network         recurring charge
                               trouble reports divided by total      per line out or
                               number out of service customer        service for which
                               network trouble reports) for AT&T     Quality Standard
                               Customers is more than 10 percent     not met in the
                               more than the average repair time     reported month.
                               for GTE Customers (includes only
                               "designed" services).

---------------------------------------------------------------------------------------
3 G S   Average clearing       Average repair time (total number    One month's flat
        time - out of service  of elapsed hours/minutes for out of  rate average
        - non-designed         service customer network trouble      recurring charge
                               reports divided by total number out   per line out of
                               of service customer network trouble   service for which
                               reports) for AT&T Customers is        Quality Standard
                               more than 10 percent more than the    not met in the
                               average repair time for GTE           reported month.
                               customers (includes only POTS and
                               circuits which do not require a
                               design).

---------------------------------------------------------------------------------------
4 G S   Percent reports per    Percent of AT&T Customers making      One month's flat
        100 (failure           trouble reports (total number of      rate average
        frequency)             AT&T Customer network trouble         recurring charge
                               reports divided by the total access   per line out of
                               lines multiplied by 100) is not       service for which
                               worse than 0.5 percentage points      Quality Standard
                               than the percent of GTE customers     not met in the
                               making trouble reports.               reported month.

---------------------------------------------------------------------------------------
5 G S   Percent repeat         Percent of AT&T Customer repeat       One month's flat
        reports in 30 days     trouble reports (total number of      rate average
                               AT&T Customer network trouble         recurring charge
                               reports which had a previous          per line out of
                               network trouble report within the     service for which
                               last 30 days divided by the total     Quality Standard
                               number
---------------------------------------------------------------------------------------

                                                                   Attachment 12
                                                                      Appendix 2
                                                                          Page 7

----------------------------------------------------------------------------------------
           DESCRIPTION                     MEASURE                       REMEDY

----------------------------------------------------------------------------------------
                               of customer network trouble reports    not met in the
                               multiplied by 100) is not more than    reported month.
                               2.5 percent worse than the percent
                               of GTE customer repeat trouble
                               reports.

----------------------------------------------------------------------------------------
           FORECASTING

----------------------------------------------------------------------------------------
1 A S   Resale requirements    Volume of AT&T's resale                20 percent of the
        accurately forecast.   requirements in a month is not         Average Non-
                               greater than 10% below the amount      Recurring Charges
                               forecast by AT&T in its most recent    for the number of
                               quarterly forecast (which shall have   service units
                               been made not later than 30 days       below the forecast
                               prior to the quarter in question.)     when the actual
                                                                      volume is greater
                                                                      than 10% and less
                                                                      than or equal to
                                                                      30% under
                                                                      forecast.

                                                                      40 percent of the
                                                                      Average
                                                                      Non-Recurring
                                                                      Charges for the
                                                                      number of service
                                                                      units below the
                                                                      forecast when the
                                                                      actual volume is
                                                                      greater than 30%
                                                                      and less than or
                                                                      equal to 40%
                                                                      under forecast.

                                                                      50 percent of the
                                                                      Average
                                                                      Non-Recurring
                                                                      Charges for the
                                                                      number of service
                                                                      units below
----------------------------------------------------------------------------------------

                                                                   Attachment 12
                                                                      Appendix 2
                                                                          PAGE 8

---------------------------------------------------------------------------------------
           DESCRIPTION                     MEASURE                       REMEDY

---------------------------------------------------------------------------------------
                                                                     the forecast when
                                                                     the actual volume
                                                                     is over 40% under
                                                                     the forecast.

---------------------------------------------------------------------------------------
        BILLING

---------------------------------------------------------------------------------------
1 G N   Advance notification   GTE agrees to develop, within six     GTE will credit
        of late billing        months of the Effective Date, a       AT&T's national
        associated with the    Quality Standard for the percent of   resale bill by
        wholesale bill.        notifications received by AT&T prior  $5,000 per month
                               to late billing based upon a          for each month
                               mutually agreed upon financially      in which
                               significant threshold.  The           commitment is
                               documentation provided prior to late  not met.
                               billing must include: 1) the
                               anticipated bill date and 2)
                               a reasonably accurate estimate of
                               the adjustment or charge.

---------------------------------------------------------------------------------------
2 G N   Timeliness: Delivery   GTE agrees to make by March 30,       GTE will credit
        of mechanized Customer 1997, an initial assessment of        AT&T's national
        Service Record (CSR)   its capability to measure the         resale bill by
        for wholesale billing  percent of CSRs received within       $5,000 per month
        verification.          10 days of the actual bill date.      for each month
                               The Implementation Team will          in which
                               determine the appropriate percent     commitment is
                               of CSRs to be delivered on time.      not met.

---------------------------------------------------------------------------------------

1.3.     Outage Credits

1.3.1 Local Services, Network Elements and Combinations: Outage credits apply to interruptions of Local Services, Network Elements or Combinations, in accordance with applicable state Public Service Commission requirements.

1.3.1.1 If a Local Service, Network Element or Combination is interrupted, AT&T will be entitled to outage credits. An interruption period begins when AT&T reports to GTE that a Local Service, Network Element or

                                                                   Attachment 12
                                                                      Appendix 2
                                                                          Page 9

         Combination is interrupted (or GTE has knowledge that an interruption has occurred through service monitoring or other means). An interruption period ends when the Local Service, Network Element or Combination is repaired and returned to AT&T. A Local Service, Network Element or Combination is considered to be interrupted when there has been a loss of continuity, the Local Service, Network Element or Combination does not operate in accordance with the applicable service standards, or it is otherwise unavailable for use by AT&T. This definition is not intended to conflict with state Public Utility Commission requirements.

1.3.1.2 The Implementation Team will evaluate if and set the amount of outage credits for unbundled Network Elements and Combinations and determine when they should apply.

                                                                   Attachment 12
                                                                      Appendix 2
                                                                         Page 10

2.    Category 2 DMOQs
      ----------------

2.1 Table 2 below lists the Category 2 DMOQs for each of the pre-ordering, maintenance, and billing classifications. For each Category 2 DMOQ classification, column 1 indicates the number of the DMOQ within the classification. Column 2 indicates which Party has the obligation to meet the DMOQ performance measurement, with a "G" indicating a GTE obligation and an "A" indicating an AT&T obligation. Column 3 indicates whether the relevant DMOQ performance measurement data is compiled on a national level ("N"), by state ("S"), or by each occurrence of the DMOQ ("P"). Column 4 contains a description of each DMOQ within each classification. Column 5 describes, for each DMOQ, the performance measurement that applies to the DMOQ.

2.2 The Parties agree to provide performance at or above the performance thresholds for each applicable DMOQ as indicated in Table 2 following.


                                    TABLE 2
                                    -------

                               CATEGORY 2 DMOQs

--------------------------------------------------------------------------------
             DESCRIPTION                          MEASURE

--------------------------------------------------------------------------------
             PRE-
             ORDERING/ORDERING/PROVISIONING
--------------------------------------------------------------------------------
1 G N        Average speed of answer per          80% of the time GTE will
             inquiry by GTE's call center within  answer within 20 seconds
             20 seconds.

--------------------------------------------------------------------------------
             MAINTENANCE

--------------------------------------------------------------------------------
1 G S        Average speed of answer per          80% of the time GTE will
             inquiry by GTE's call center within  answer within 20 seconds.
             20 seconds

--------------------------------------------------------------------------------
             BILLING

--------------------------------------------------------------------------------
1 G N        Timeliness: Charges billed in        GTE agrees to make, by
             current wholesale billing period     March 30, 1997, an initial
             for flat rated services.             assessment of its capability
                                                  to measure the percent of
                                                  dollar amount due for service
                                                  orders billed in the current
--------------------------------------------------------------------------------

                                                                   Attachment 12
                                                                      Appendix 2
                                                                         Page 11

--------------------------------------------------------------------------------
                                             billing period in which the service
                                             order was completed and provide
                                             such assessment to AT&T so the
                                             Parties can agree on and establish
                                             performance thresholds.

--------------------------------------------------------------------------------
2 G N  Timeliness: Charges billed within     GTE agrees to make, by March 30,
       90 days for usage charges.            1997, an initial assessment of its
                                             capability to measure the percent
                                             of dollar amount due for usage
                                             charges billed within 90 days from
                                             the date the service was rendered
                                             and provide such assessment to AT&T
                                             so the Parties can agree on and
                                             establish performance thresholds.

--------------------------------------------------------------------------------
3 G N  Accuracy: Financial accuracy of       GTE agrees to make, by March 30,
       local OCC bills.  Financial accuracy  1997, an initial assessment of its
       is the percent of total net dollars   capability to  measure the percent
       correctly billed.                     of total net dollars accurately
                                             billed, excluding bill correcting
                                             adjustments resulting from AT&T's
                                             inaccurate LSRs, and provide such
                                             assessment to AT&T so the Parties
                                             can agree on and establish
                                             performance thresholds.

--------------------------------------------------------------------------------
4 G N  Timeliness: Making corrections        GTE agrees to make, by March 30,
       and adjustments within agreed         1997, an initial assessment of its
       timeframes.                           capability to measure the percent
                                             of all corrections and adjustments
                                             made within agreed timeframes and
                                             provide such assessment to AT&T so
                                             the Parties can agree on and
                                             establish performance threshold.


--------------------------------------------------------------------------------
5 G N  Customer Usage Data: File Transfer:   Meets Expectations: 6 months of
       GTE will initiate and transmit all    file transfers without a failure.
       files error free and without loss of
       signal.                               Note:  During the first 6 months
                                             after the Effective Date.

--------------------------------------------------------------------------------
6 G N  Customer Usage Data: Timeliness:      GTE's initial service performance
       Delivery of all messages delivered    threshold will be 94% of all
       within 5 days of when the message     messages delivered within 5 days
       was recorded.                         from when the message was recorded.
                                             GTE agrees to make, by March 30,
                                             1997, an initial assessment as to
                                             what a parity level of performance
                                             should be.
--------------------------------------------------------------------------------

                                                                   Attachment
                                                                      Appendix 2
                                                                         Page 12

--------------------------------------------------------------------------------
                                             Within six months of the contract
                                             Effective Date, the Parties will
                                             agree on an ongoing performance
                                             measure and associated penalties.

--------------------------------------------------------------------------------
8 G N  Customer Usage Data: Accuracy of      An initial service delivery
       transmitted customer usage data.      threshold will be established at
                                             99% of recorded usage data
                                             correctly transmitted to AT&T. GTE
                                             agree to make, by March 30, 1997 an
                                             initial assessment as to what a
                                             parity level of performance should
                                             be. Within six months of the
                                             contract effective date, the
                                             Parties will agree on an ongoing
                                             performance measure and associated
                                             penalties.

--------------------------------------------------------------------------------

                                                                   Attachment 12
                                                                      Appendix 2
                                                                         Page 13

 3.   Category 3 DMOQs

 3.1 Table 3 below lists the Category 3 DMOQs for each of the pre-ordering, ordering and provisioning, maintenance, and billing classifications. For each Category 3 DMOQ classification, column 1 indicates the number of the DMOQ within the classification. Column 2 indicates which Party may have the obligation to meet the DMOQ performance measurement, with a "G" indicating a potential GTE obligation, an "A" indicating a potential AT&T obligation and "T" indicating the party is to be determined. Column 3 indicates whether the relevant DMOQ performance measurement data might be compiled on a national level ("N"), by state ("S"), or by each occurrence of the DMOQ ("P"). Column 4 contains a description of each DMOQ within each classification.

 3.2 The Parties agree to form an Implementation Team pursuant to Section 3.2 of Attachment 12, to consider and determine whether each Category 3 DMOQ shall be reclassified as a Category 1 or Category 2 DMOQ or should be removed as a Category 3 DMOQ without reclassification. If the Implementation Team agrees to reclassify a Category 3 DMOQ as either a Category 1 or Category 2 DMOQ, the Implementation Team will also establish a performance threshold and performance remedies for that DMOQ. The Implementation Team will set a schedule for considering and determining any such reclassifications under this Paragraph no later than six months after the Effective Date of this Agreement.

                                    TABLE 3

                               CATEGORY 3 DMOQs

--------------------------------------------------------------------------------
       DESCRIPTION

--------------------------------------------------------------------------------
       PRE-ORDERING/ORDERING/PROVISIONING

--------------------------------------------------------------------------------
1 A N Service Order Discrepancy: LSRs issued without material errors. The Implementation Team will evaluate and produce a plan to migrate from the 90% performance threshold to the 95% target performance threshold.

--------------------------------------------------------------------------------
2 G N Real Time Solution: Tracks the time required to receive one or more telephone numbers via a system interface. The interval starts with the request message leaving AT&T's system and ends with the response message arriving at AT&T's system. The DMOQ tracks the percentage of intervals that are less than 5 seconds.

--------------------------------------------------------------------------------

                                                                    Attachment ?
                                                                      Appendix 2
                                                                         Page 14

--------------------------------------------------------------------------------
       DESCRIPTION

--------------------------------------------------------------------------------
3 T N Real Time Solution: Tracks the time required to receive address confirmation information via a system interface.

--------------------------------------------------------------------------------
4 T N  Real Time Solution: Service Availability Inquiry Time.

--------------------------------------------------------------------------------
5 T N  Real Time Solution: Feature Availability Inquiry Time

--------------------------------------------------------------------------------
6 T N  Real Time Solution: Appointment Schedule Inquiry Time.

--------------------------------------------------------------------------------
7 T N  Real Time Solution: Customer Service Record (CSR) Inquiry Time.

--------------------------------------------------------------------------------
8 T N Disconnect Order Completion Interval. Measures how long it takes to complete a disconnect. Residence: within twenty-four (24) hours after acceptance of a service order. Business: Within four (4) hours after acceptance of a service order if a software change is required.
        Business: Within twenty-four (24) hours after acceptance of a service order if a central office change is required. Business: Within ninety-six (96) hours after acceptance of a service order if a customer premises visit is required.

--------------------------------------------------------------------------------
9 T N Installation line energizing commitments (request for establishment or changes in non-key, non-PBX and party line services that normally involve plant activity.

--------------------------------------------------------------------------------
1 G N   PIC Migration: Measures the percent of migration notifications sent to
0 AT&T within forty-eight (48) hours of receipt of the migration order. As a measurement of performance standards, this metric will comply with the specific performance level shown below. Measurements will be calculated by Business (single and multi-line, Centrex, PBX trunks), Residence, LINK and ISDN.

--------------------------------------------------------------------------------
1 G N   Directory Assistance: Tracks the levels of Directory Assistance
1       performance levels for resold services and unbundled network elements.

--------------------------------------------------------------------------------
1 G N   GTE shall provide LIDB performance standards. AT&T will specify
2 expectations of performance such as 1) at least 99.9% reply rate to all query attempts; 2) Data in LIDB replys shall have at no more than 2% unexpected data value, for all inquiries.

--------------------------------------------------------------------------------
1 A S   Forecasting.  Implementation Teams will work together to define sub-
3 state forecasting levels. The Parties agree that no penalties shall apply to any sub-state levels that may be defined by the Implementation Team.

--------------------------------------------------------------------------------
        MAINTENANCE

--------------------------------------------------------------------------------
1 G S   Quoted restoral commitments met.

--------------------------------------------------------------------------------

                                                                   Attachment 12
                                                                      Appendix 2
                                                                         Page 15

--------------------------------------------------------------------------------
        DESCRIPTION

--------------------------------------------------------------------------------
2 G S Status Call to AT&T: when restoral commitments are missed, on trouble progress, or on restoration.

--------------------------------------------------------------------------------
3 T S   Network event with blocked calls or lost features within one hour.

--------------------------------------------------------------------------------
4 G S   Time to Restore

        - Out of Service & Visit Required at 4, 8, or 16 hours after initial outage.

        - Out of Service & No Visit required at 2, 3, or 4 hours after initial outage.

        - All Other Troubles at twenty-four (24) hours after initial outage.

--------------------------------------------------------------------------------
        BILLING

--------------------------------------------------------------------------------
1 G N Timeliness: GTE will mechanically transmit, via Connect: Direct, all usage records to AT&T's Message Processing Center three times per day at expected performance threshold of 99.94% of all messages delivered on the day the call was recorded.

--------------------------------------------------------------------------------
2 G N Accuracy: GTE will provide Recorded Usage Data in the format and with the content as defined in the current Bellcore EMR document of expected performance threshold of 99.99% of all recorded records delivered.

--------------------------------------------------------------------------------
3 G N DATA PACKS: GTE will transmit to AT&T all data packs error free in the format agreed at an expected performance threshold of 6 months of transmitted data packs without a rejected data pack.

--------------------------------------------------------------------------------
4 G N Accuracy: Recorded Usage Data: GTE will ensure that the Recorded Usage Data is transmitted to AT&T error free, the level of detail includes but is not limited to: detail required to rate the call, Duration, and Correct Originating/Terminating information. The error is reported to GTE as a Modification Request (MR). Performance is to be measured at 2 levels defined below. AT&T will identify the priority of the MR at the time of handoff as Severity 1 or Severity 2 at expected performance threshold of less than or equal to 99% of the MR fixed in less than or equal to twenty-four (24) hours and 100% of the MR fixed in less than or equal to 5 days.

--------------------------------------------------------------------------------
5 G N Usage Inquiry Responsiveness: GTE will respond to all usage inquiries within twenty-four (24) hours of AT&T's request for information. It is AT&T's expectation to receive continuous status reports until the request for information.

--------------------------------------------------------------------------------

                                                                   Attachment
                                                                      Appendix 2
                                                                         Page 16

--------------------------------------------------------------------------------
        DESCRIPTION

--------------------------------------------------------------------------------
        is satisfied.

--------------------------------------------------------------------------------
6 G N Business and Residence Mechanized wholesale bills adhere to specifications in the (Local Services Billing System e.g. CABS, BOS, SAIR, CRIS, etc.) specifications/requirements document. Accurate bills are those mechanized access bills which pass AT&T's validation edit process the first time at expected performance threshold of less than or equal to 99.5%.

--------------------------------------------------------------------------------
7 T N Business and Residence: Billing Period Closure agreements are signed within the agreed timeframe (typically 60 to 90 days) at expected performance threshold of 100% per agreed timeframe.

--------------------------------------------------------------------------------

                                                                   Attachment 12
                                                                      Appendix 3
                                                                          Page 1

                                  APPENDIX 3

                                      TO

                                 ATTACHMENT 12


              AT&T SUPPLIER PERFORMANCE QUALITY MANAGEMENT SYSTEM


AT&T's approach to quality and reliability focuses on the attainment of excellence for products and services ordered from its suppliers and used by AT&T. This excellence is the result of a systematic effort that is sustained over time.

1.    Quality Manual

By the end of Contract Month 4, GTE will develop a Quality Manual that addresses the requirements described herein for the following:

   .  Management Responsibility and Support
   .  Quality System
   .  Document Control
   .  Process Control
   .  Product Development Control
   .  Alignment of Process Output with Agreed-to Requirements
   .  Identification of Non-conforming Product or Service
   .  Analysis of the Identified Non-conformance
   .  Corrective Action Plans
   .  Quality Records
   .  Audits and Reviews
   .  Training

The Quality Manual will be updated by GTE from time to time as additional process are identified. The Quality Manual and its revisions are subject to review and approval by AT&T.

2.    Process Ownership

For each process identified in the Quality Manual, GTE will identify those individuals and organizations who have management responsibilities for each process which affects services to be provided to AT&T by GTE.

                                                                   Attachment
                                                                      Appendix 3
                                                                          Page 2

The initial individuals and organizations will be identified by GTE by the end of Contract Month 1. GTE shall provide prompt updates to AT&T of changes in personnel, organization or linkages.

3.   Process Definition

For each process included in the Quality Manual, the following items will be addressed:

     a)  input requirements;
     b)  value-added process functionality; and
     c)  output requirements which meet customer satisfaction

4.   Measurement System

The Quality Manual will define the Measurement System to be used to obtain the data necessary to verify that DMOQs have been met, and to provide data needed to perform source cause and root cause analyses.

Changes to the agreed upon Measurement System must be reviewed with and concurred by AT&T prior to their implementation, GTE will review metrics on a monthly basis with AT&T and will be available for review and analysis, as mutually agreed to be necessary, for all services. Measures shall be AT&T specific and support AT&T service performance requirements.

5.   Improvement Plan Implementation

GTE will establish monthly service performance and improvement reviews with AT&T.

Documentation will include Gap Closure Plans which result in compliance with agreed to performance standards and include:

     a) evaluation of the opportunity for continuous improvement, systems enhancements and re-engineering;
     b) forecasted improvement to the desired Direct Measure of Quality (DMOQ) for each issue or initiative;
     c) current and improved upon processes,
     d) control processes which GTE management will use for the transitional period;
     e) evaluation of pertinent changes in periodic (monthly, weekly) results;
     f) opportunities for source and root cause analyses; and
     g) a date for compliance with Gap Closure Plans implementation.

                                                                   Attachment 12
                                                                      Appendix 3
                                                                          Page 3

     These Gap Closure plans will be reviewed monthly or, more frequently as updated data and analyses are available.

6.   AT&T Leadership Reviews

GTE Senior Leadership shall meet with AT&T on at least a quarterly basis. GTE shall assure that resources are provided within GTE to support implementation of the Supplier Quality Performance Management Program.


7.   Integration of AT&T Requirements

GTE will integrate the techniques of the Supplier Quality Performance Management Program described in this Appendix 3 in all aspects of the work that it performs on AT&T's behalf.

                                                                   Attachment 12
                                                                      Appendix 4
                                                                          Page 1

                                  APPENDIX 4
                                      TO
                                 ATTACHMENT 12

                                DEPLOYMENT PLAN

1.   DEPLOYMENT PLAN ACTIVITIES:

     The Parties agree to complete the activities applicable to them no later than the times indicated for said completion on the following Table:

--------------------------------------------------------------------------------
    CONTRACT                        ACTIVITY
     MONTH*
--------------------------------------------------------------------------------
EFFECTIVE DATE    FINAL AGREEMENT ON DMOQS AND SERVICE GUARANTEES.
--------------------------------------------------------------------------------
Month 1
                  1. Identification of individuals and organizations with management responsibilities (the Implementation Team) as described in Appendix 3 to Attachment 12.

                  2. Agreement on Supplier Performance Quality Management System. (SPQMS), Deployment Plan, activities, Milestones, and Implementation Schedule.

                  3. Capacity planning for Contract Year 1 completed as described in Section 7 to Attachment 12.

                  4. Agreement on escalation and expedite procedures as described in Section 30.2.2 of the Agreement.

                  5. GTE furnishes a list of all emergency telephone numbers as described in Section 28.8 of the Agreement.

                  6. Appointment of a standing arbitrator as described in Attachment 1.


Month 2 1. Identification of single points of contact as described in and within Section 30 of the Agreement, Section 13 of Attachment 2, Sections 3 and 4 of Attachment 3, Section 2 of Attachment 4, Section 9 of Attachment 5, Section 2 of Attachment 6C, Section 5 of Attachment 7. and other Agreement or Attachment sections in this Agreement providing for such single points of contact.

                  2. GTE proposes the process for handling requests for new services, features and/or capabilities as described in Section
                  4.2 of Attachment 12.

--------------------------------------------------------------------------------

_____________

*Unless indicated to be a specific date.

                                                                   Attachment
                                                                      Appendix 4
                                                                          Page 2

-------------------------------------------------------------------------------
MONTH 3 1. Agreement on the procedures to handle law enforcement agency requests as described in Section 28.11 of this Agreement.

MONTH 4    1. Quarterly SLT Review of SPQMS with GTE.

           2. Development of Quality Manual as described in Appendix 3 to Attachment 12.

--------------------------------------------------------------------------------
MONTH 5 1. GTE will finalize the process for handling requests for new services, features and/or capabilities as described in Section 4.2 of Attachment 12.

           2. Finalize Operations Plan as provided in Section 3.3 of Attachment 12.
--------------------------------------------------------------------------------
MONTH 7    1. Quarterly SLT Review of SPQMS with GTE.
--------------------------------------------------------------------------------
MONTH 10   1. Quarterly SLT Review of SPQMS with GTE.
--------------------------------------------------------------------------------
MONTH 11   1. Annual Review of Performance Results Gap Closure plans per SPQMS.

           2. Annual Capacity Planning for Contract Year 2 is completed as described in Section 7 to Attachment 12.
--------------------------------------------------------------------------------


2. The Parties agree to negotiate by the end of Contract Month 4, additional requirements and milestones which relate to those obligations of GTE in this Agreement that are not addressed in the Deployment Plan, including, but not limited to, the implementation of the following:

  .     Electronic Interfaces as described in Section 29.1 of the Agreement and
        Section 5.1 of Attachment 4.
  .     Alternative Routing Capabilities as described in Section 28 of the
        Agreement.
  .     Service and Operational Readiness Testing as described in Attachment
        29.8 of the Agreement.
  .     Alternative Interim Agreement for Local Service bills as described in
        Section 3 of Attachment 6A.
  . Procedures for notifying AT&T of changes in retail services as described in Section 25.6 of the Agreement.
  . Procedures for referring misdirected requests for AT&T products and services as described in Section 29.3 of the Agreement.
  . Customer contact training as described in Section 29.6.6 of the Agreement.
  .     Procedures for referrals of misdirected calls for repair as described in
        Section 8 of Attachment 5.
  . Replication of Access Billing Supplier Quality Certification Operating Agreement as described in Section 2.1.2 of Attachment 6.
     .  Interim arrangements for clearinghouse procedures as described in
        Section 9 of Attachment 7.
     .  Disaster recovery plans as described in Section 7 of Attachment 5.
     .  Route Indexing (RI) as described in Section 2.3 of Attachment 8.

                                                                   Attachment 12
                                                                      Appendix 4
                                                                          Page 3

     . Processes for service ordering and provisioning of Local Services, Network Elements and Combinations.

     . Processes for maintenance of Local Services, Network Elements and Combinations.

                                                                   Attachment 12
                                                                      Appendix 5
                                                                          Page 1

                                  APPENDIX 5
                                      TO
                                 ATTACHMENT 12


                           BONA FIDE REQUEST PROCESS



1.   Intent

The Bona Fide Request process is intended to be used when AT&T requests customized Service Orders for certain services, features, capabilities or functionality defined and agreed-upon by the Parties as services to be ordered as Bona Fide Requests.

2.   Process

     2.1 A Bona Fide Request shall be submitted in writing by AT&T and shall specifically identify the need to include technical requirements, space requirements and/or other such specifications that clearly define the request such that GTE has sufficient information to analyze and prepare a response.

     2.2 Although not expected to do so, AT&T may cancel a Bona Fide Request in writing at any time prior to AT&T and GTE agreeing to price and availability. GTE will then cease analysis of the request.

     2.3 Within two (2) business days of its receipt, GTE shall acknowledge in writing the receipt of the Bona Fide Request and identify a single point of contact and any additional information needed to process the request.

     2.4 Except under extraordinary circumstances, within ten (10) days of its receipt of a Bona Fide Request, GTE shall provide a proposed price and availability date, or it will provide a detailed explanation as to why GTE is not able to meet AT&T's request. If extraordinary circumstances prevail, GTE will inform AT&T as soon as it realizes that it cannot meet the ten (10) day response due date. AT&T and GTE will then determine a mutually agreeable date for receipt of the request.

                                                                   Attachment 12
                                                                      Appendix 5
                                                                          Page 2

     2.5 Unless AT&T agrees otherwise, all proposed prices shall be consistent with the pricing principles of the Act, FCC and/or the Commission. Payments for services purchased under a Bona Fide Request will be made upon delivery, unless otherwise agreed to by AT&T, in accordance with the applicable provisions of the Agreement.

     2.6 Upon affirmative response from GTE, AT&T will submit in writing its acceptance or rejection of GTE's proposal. If at any time an agreement cannot be reached as to the terms and conditions or price of the request, the Dispute resolution procedures described in Attachment 1 may be used by a Party to reach a resolution.

     2.7 If GTE responds that it cannot or will not offer the requested item in the Bona Fide Request and AT&T deems the item essential to its business operations, and deems GTE's position to be inconsistent with the Act, FCC or Commission regulations and/or the requirements of this Agreement, the Dispute resolution procedures described in Attachment 1 may be used by a Party to reach a resolution.

                                                                   Attachment 12
                                                                      Appendix 6
                                                                          Page 1

                                  APPENDIX 6

                                      TO

                                 ATTACHMENT 12



                             NEW SERVICES PROCESS


The Parties shall work cooperatively to establish a New Services Process with the objective of having this process in place within six (6) months following approval of this Agreement.

This process shall include consideration of the following principles:

     1) AT&T will implement the process by submitting a request to GTE that defines the new services, features and/or capabilities in sufficient detail to permit GTE to analyze the request and prepare a preliminary response.

     2) As part of the preliminary response, GTE will advise AT&T whether or not the request is technically feasible. If the requested service, feature and/or functionality is technically feasible, GTE will advise AT&T whether or not it is prepared to proceed with development and, if so, furnish a preliminary price estimate for the service, feature and/or functionality.

     3) Upon affirmative response from GTE, AT&T will submit in writing its acceptance or rejection of GTE's proposal. If at any time an agreement cannot be reached as to the terms and conditions or price of the request, the Dispute resolution procedures described in Attachment 1 may be used by a Party to reach a resolution.

     4) AT&T and GTE will jointly participate in the development of the new service, feature and/or functionality, using an agreed upon implementation plan.

     5) Payments for the new service, feature and/or functionality will be made upon delivery, unless otherwise agreed to by AT&T, in accordance with the applicable provisions of the Agreement.

                                                                   Attachment
                                                                      Appendix 6
                                                                          Page 2

     6) If GTE responds that it cannot or will not offer the requested service, feature and/or functionality and AT&T deems the item essential to its business operations, and deems GTE's position to be inconsistent with the Act, FCC or Commission regulations and/or the requirements of this Agreement, AT&T may use the Dispute resolution procedures described in Attachment 1 to reach a resolution.

                                 ATTACHMENT 13
                                 -------------

                          PRINCIPLES FOR IMPLEMENTING

                           ELECTRONIC INTERFACES FOR

                          OPERATIONS SUPPORT SYSTEMS


                               TABLE OF CONTENTS

1. PREORDERING.................................................    1
2. ORDERING AND PROVISIONING INFORMATION EXCHANGE..............    2
3. MAINTENANCE AND REPAIR......................................    4
4. LOCAL ACCOUNT MAINTENANCE...................................    5
5. TESTING AND ACCEPTANCE......................................    6
6. JOINT IMPLEMENTATION AGREEMENT DEVELOPMENT..................    6

                                                                   Attachment 13
                                                                          Page 1

1.     PREORDERING

1.1    Transaction-Based Information Exchange
       --------------------------------------

       The Parties agree that preordering information exchange will be transmitted over the same interface according to the same content definition both for resold GTE services and for services provided using UNE. AT&T and GTE will work together to establish a transaction-based electronic communications interface. Both Parties will diligently pursue completing mutually consistent translations within six (6) months after the Effective Date of this Agreement and proceed to systems readiness testing that will result in a fully operational interface for local service delivery within one (1) year from the Effective Date of this Agreement. AT&T and GTE agree to adapt the interface based upon evolving industry standards. Changes to ATIS guidelines and standards relevant to Transaction-Based Pre-Order information exchange will be implemented based upon a mutually agreeable schedule, but in no case will the time for adoption, including testing of the changes introduced, extend more than 6 to 12 months beyond the date of initial closure by the relevant ATIS committee or subcommittee. This preceding target implementation obligation may be modified by mutual agreement.

1.2    Batch Data Information Exchange
       -------------------------------

       GTE will accept AT&T's request for an initial batch feed of information related to Switch/Feature Availability and Street Address Guide (or equivalent) data and relationship file information via an agreed upon format. At a minimum, this batch feed will include switch/feature availability, including but not limited to type of switching equipment and active features, and a means to reliably correlate a customer address with the assigned servicing office of GTE. AT&T and GTE agree to adapt the interface based upon evolving industry standards. Changes to ATIS guidelines and standards relevant to Batch Pre-Ordering Information Exchange will be implemented based upon a mutually agreeable schedule, but in no case will the time for adoption, including testing of the changes introduced, extend more than 6 to 12 months beyond the date of initial closure by the relevant ATIS committee or subcommittee. This preceding target implementation obligation may be modified by mutual agreement.

1.2.1 GTE will transmit the initial batch feed of the data within three (3) Business Days of receipt of the initial request by AT&T. In addition, GTE will provide complete refreshes of the data on a mutually agreeable monthly schedule. GTE will send the initial batch feed and subsequent monthly updates electronically over a mutually agreeable file transfer network (e.g., the Network Data Mover Network) using a mutually acceptable file transfer protocol. AT&T and GTE will translate necessary data elements used in their internal processes into mutually agreeable and consistent file formats and

                                                                   Attachment 13
                                                                          Page 2

       record layouts. Both parties will diligently pursue completion of the definition of file formats, record layout and information content within six (6) months after the Effective Date of this Agreement and proceed to systems readiness testing that will result in a fully operational interface within one (1) year from the Effective Date of this Agreement.

2.     ORDERING AND PROVISIONING INFORMATION EXCHANGE

2.1    AT&T Resells GTE Telecommunications Service(s)
       ----------------------------------------------

       The exchange of information relating to the ordering and provisioning of local service, when AT&T is the customer of record for the resold service(s), will be based upon the most current interpretations of the American National Standards Institute (ANSI) Accredited Standards Committee (ASC) X12 Standards as documented by the Service Order Subcommittee (SOSC) of the Telecommunications Forum/Electronic Data Interexchange (TCIF/EDI) committee. AT&T and GTE agree to adapt Ordering and Provisioning Information Exchange based upon evolving industry standards for formsbased information exchange, using Local Service Request (LSR) Form, End User Information Form, the Resale Service Form and any other relevant form developed by the OBF. In accordance with OBF, SOSC forms and transaction codes (i.e. 850, 860, 855, 865 and 977), GTE and AT&T agree to convey all necessary data to connect, modify or disconnect retail local services of GTE that AT&T resells. AT&T and GTE will translate ordering and provisioning requests originating in their internal processes into the agreed upon forms and industry transactions. Both parties will diligently pursue completion of mutually consistent translations within six (6) months after the Effective Date of this Agreement and proceed to systems readiness testing that will result in a fully operational interface for local service delivery within one (1) year from the Effective Date of this Agreement.

       Changes to guidelines and standards relevant to ordering of services for resale will be implemented based upon a mutually agreeable schedule, but in no case will the time for adoption, including testing of the changes introduced, extend more than 6 to 12 months beyond the date of initial closure by the relevant ATIS committee or subcommittee. This preceding target implementation obligation may be modified by mutual agreement.

2.2    AT&T Provides Service Using GTE Unbundled Network Elements
       ----------------------------------------------------------

2.2.1 The Parties understand and agree that baseline information such as a main billing account, intercompany contact points, the 800 number for GTE to transfer a misdirected end user UNE customer's call, geographic coverage for common use UNE, and other mutually agreeable information is required prior to the first UNE customer specific order. The Parties also agree to document, in the Joint Implementation Agreement, the relevant information from the

                                                                   Attachment 13
                                                                          Page 3

       AT&T Infrastructure Footprint Form and the GTE CLEC Profile into a mutually acceptable notification mechanism. GTE will respond to the initial notification request with a batch feed of information related to Switch/Feature Availability and Street Address Guide (SAG) and relationship file that are further discussed in Section 1 (PREORDERING). AT&T and GTE may mutually agree to use an alternative format for exchange of Footprint Order related information, provided that the same information content is delivered. GTE will accept the Infrastructure/ Footprint Form developed by AT&T or the mutually agreed-upon equivalent format, until such time as AT&T and GTE agree that the OBF has adopted an acceptable alternative form. AT&T and GTE recognize that modifications to routing tables may be necessary in order to accomodate the treatment of customer calling associated with the combination of UNEs that AT&T may employ to deliver service. Both Parties agree that a mutually agreeable mechanism for communicating routing changes, at the local office level, will be documented in the Joint Implementation Agreement relating to this interface. Unless another mutually agreeable mechanism is established, GTE will accept delivery of these forms through the ASR process, including passing of the information over a mutually agreeable file transfer network (e.g. the Network Data Mover Network) and file transfer protocol.

2.2.2 Unless otherwise agreed by the Parties, the customer specific provisioning order will be based upon OBF LSR forms. The applicable implementation guidelines described in the prior paragraphs relating to resale of GTE retail services also apply to the customer specific provisioning orders. GTE agrees that the information exchange will be forms-based using the Local Service Request Form. End User Information Form, Loop Service Form and Port Form. Loop Form with Number Portability, and Number Portability Form developed by the OBF. The SOSC interpretation of 850, 860, 855, 865, and 977 transactions, in accordance with the OBF forms, will be used to convey all the necessary data to connect, modify or disconnect GTE customerspecific UNEs employed by AT&T to deliver retail local services. Errors and rejections of orders will be treated as described in the paragraphs relating to resale of GTE retail local services. Customer-specific elements include, but are not limited to, the customer loop, the network interface device, the customer-dedicated portion of the local switch and any combination thereof. AT&T and GTE will translate ordering and provisioning requests originating in their internal processes into the agreed upon forms and industry standard transactions. Both parties will diligently pursue completing mutually consistent translations within six (6) months after the Effective Date of this Agreement and proceed to systems readiness testing that will result in a fully operational interface for ordering UNEs within one (1) year from the Effective Date of this Agreement. Unless otherwise mutually agreed because of time, cost and compatibility with existing systems, AT&T and GTE agree to adapt the interface based upon evolving industry standards. Adaptations to SOSC

                                                                   Attachment 13
                                                                          Page 4

     implementation guidelines, to the extent relevant to local service ordering and provisioning for customer specific UNEs, will be implemented based upon a mutually agreeable schedule. Changes to ATIS guidelines and standards relevant to Ordering and Provisioning Information Exchange will be implemented based upon a mutually agreeable schedule, but in no case will the time for adoption, including testing of the changes introduced, extend more than 6 to 12 months beyond the date of initial closure by the relevant ATIS committee or subcommittee. This preceding target implementation obligation may be modified by mutual agreement.

2.3  Treatment of Subsequent/Supplemental Transactions
     -------------------------------------------------

     A mutually acceptable treatment of subsequent/supplemental transactions will be adopted by both parties until the SOSC explicitly clarifies the information exchanges associated with supplementing orders. AT&T and GTE will agree upon a mutually acceptable time frame for adapting their internal systems to accommodate the OBF clarifications.

3.   MAINTENANCE AND REPAIR

3.1 Maintenance and repair information exchange will be transmitted over the same interface according to the same content definition both for resold GTE retail local services and for services AT&T provides using a GTE UNE or combinations of GTE UNEs. AT&T and GTE will, for the purpose of exchanging fault management information, establish an electronic bonding interface, based upon ANSI standards T1.227-1995 and T1.228-1995, and Electronic Communication Implementation Committee (ECIC) Trouble Report Format Definition (TRFD) Number 1 as defined in ECIC documents ECIC/TRA/95-003, and all standards referenced within those documents. The Parties will use and acknowledge functions currently implemented for reporting access circuit troubles. These functions include Enter Trouble, Request Trouble Report Status, Add Trouble Information, Modify Trouble Report Attributes. Trouble Report Attribute Value Change Notification and Cancel Trouble Report, all of which are fully explained in clauses 6 and 9 of ANSI T1.228-1995.

3.2 AT&T and GTE will exchange requests over a mutually agreeable X.25 network or, if both AT&T's and GTE's platforms are capable, a mutually agreeable TCP/IP based network may be employed. AT&T and GTE will translate maintenance requests or responses originating in their internal processes into the agreed upon attributes and elements. Both Parties will diligently pursue completing mutually consistent translations within six (6) months after the Effective Date of this Agreement and proceed to systems readiness testing that will result in a fully operational interface for local service delivery within one (1) year after the Effective Date of this Agreement. AT&T and GTE agree to adapt the interface based upon evolving industry

                                                                   Attachment 13
                                                                          Page 5

     standards. Changes to ATIS guidelines and standards relevant to Local Service Maintenance will be implemented based upon a mutually agreeable schedule, but in no case will the time for adoption, including testing of the changes introduced, extend more than 6 to 12 months beyond the date of initial closure by the relevant ATIS committee or subcommittee. This preceding target implementation obligation may be modified by mutual agreement.

4.   LOCAL ACCOUNT MAINTENANCE

4.1 When acting as the switch provider for AT&T, where AT&T either is reselling retail services of GTE or employing UNEs to provide local service, GTE will notify AT&T whenever the local service customer transfers service from AT&T to another local service provider. GTE will provide this notification via a mutually agreeable 4 digit Local Use Transaction Code Status Indicator
     (TCSI) that will indicate the retail customer is terminating local service with AT&T. GTE will transmit the notification, via a mutually agreeable file transfer network (e.g., the Network Data Mover Network) and file transfer protocol, within twenty-four (24) hours of GTE provisioning the switch. The TCSI, sent by GTE will be in the 960 byte industry standard CARE record format.

4.2 GTE will accept account changes that affect only the pre-subscribed intraLATA and/or interLATA toll provider (PIC) through a local service order. Additionally, AT&T and GTE will work together diligently to develop industry standard CARE processes to process account changes.

4.3 In addition, GTE will reject, via the industry standard CARE Record TCSI Code 3148, any interexchange carrier initiated change of the Primary lnterexchange Carrier (PIC), where GTE is the switch provider either for the retail local services of GTE that AT&T resells or UNEs of GTE that AT&T employs in providing service.

4.4 AT&T and GTE agree to adapt the interface based upon evolving industry standards. Changes to ATIS guidelines and standards relevant to Local Account Maintenance will be implemented based upon a mutually agreeable schedule, but in no case will the time for adoption, including testing of the changes introduced, extend more than 6 to 12 months beyond the date of initial closure by the relevant ATIS committee or subcommittee. This preceding target implementation obligation may be modified by mutual agreement.

4.5 Agreement by the Parties to the Local Account Maintenance described above does not, in any way, set a precedent or remove any obligation for the Parties to work toward an industry solution for supporting customer movement between and among other ILECs and CLECs.

                                                                   Attachment 13
                                                                          Page 6

5.   TESTING AND ACCEPTANCE

     AT&T and GTE agree that no interface will be represented as either generally available or as operational until end-to-end integrity and load testing, as agreed to in a Joint Implementation Agreement or other mutually acceptable document are completed to the satisfaction of both Parties. The intent of the end-to-end integrity testing is to establish, through the submission and processing of test scenarios, that transactions agreed to by AT&T and GTE will successfully process; in a timely and accurate manner, through both Parties' support OSS as well as the interfaces. The testing will include the use of mutually agreeable test transactions, designed to represent no less than 95 percent of the transaction types that AT&T and GTE expect to send and receive through the interface undergoing end-to-end testing. In addition, AT&T and GTE will establish either a mutually agreeable testing environment or an audit process sufficient to demonstrate that the interfaces established between AT&T and GTE have the capability and capacity to exchange busy period transaction volumes reasonably projected to occur during the forward-looking twelve month period following implementation of the interface. AT&T will provide mutually agreeable forecast data to GTE for the forward-looking twelve month period, necessary to determine capability and capacity. The test environment or audit process, which ever is utilized, must validate that GTE can accept and process the anticipated busy period load without degradation of overall end-to-end performance of the information exchange delivered to AT&T even when other CLEC transactions are simultaneously processed by GTE.

6.   JOINT IMPLEMENTATION AGREEMENT DEVELOPMENT

     AT&T and GTE recognize that this Attachment is not sufficient to fully resolve all technical and operational details related to the interfaces described. Therefore, AT&T and GTE agree to document the additional technical and operational details in the form of a Joint Implementation Agreement (JIA). Both Parties further agree that any technical, operational or implementation issues, once identified at the working team level, may be escalated by the initiative of either Party, thirty (30) days after an issue is identified, to the dispute resolution procedures of Attachment 1 for binding resolution. In addition, AT&T and GTE will document both a topical outline for the JIAs as well as establish a schedule for identifying, discussing, resolving and documenting resolution of issues related to each aspect of the JIA topical outline for each interface discussed in this document. In no event will either end-to-end integrity testing or load testing begin unless the Parties agree that for each interface to be tested, the JIA properly documents the intended operation of the interface scheduled for testing. Any issues identified and subsequently resolved through either the end-to-end integrity or load testing processes will be incorporated into the impacted interface JIA within thirty (30) days of issue resolution.

                                                                   Attachment 14
                                                                          Page 1

                                 ATTACHMENT 14
                                 -------------

                          AT&T/GTE PRICING AGREEMENT
                          --------------------------


1    Local Service Resale
     --------------------

     The prices charged to AT&T for Local Service shall be calculated using the avoided cost discount applicable in California, determined on the basis of the retail rate charged to subscribers for the telecommunications service requested, excluding the portion thereof attributable to any marketing, billing, collection, and other costs that will be avoided by GTE. The interim wholesale discount shall be 12% for all retail services (as defined by the Arbitrator's Report, dated October 31, 1996, as amended by Decision No. 97-01-022) except residential access lines and 7% for residential access lines off the applicable retail rate. This interim discount shall remain in effect until the Commission determines a wholesale discount in the OANAD proceeding or otherwise. Once so adopted and effective, the new discount shall apply instead of the interim discount for the remaining Term of this Agreement.

1.1  Non-recurring Charges for Total Services Resale
     -----------------------------------------------

     For wholesale services, the interim rates for non-recurring charges (other than as provided in the next sentence for customer "change-overs") shall be the retail rate less the applicable avoided cost discount for the State until such time as the Commission, in the OANAD proceeding or otherwise, adopts a permanent rate which is effective. There will be no "change-over" charge to switch a customer from GTE to AT&T or from AT&T to GTE.

2.   Unbundled Network Elements
     --------------------------

     Interim rates as specified in Appendix 1 to this Attachment 14 shall be in effect until replaced by rates established by the Commission, once effective in the OANAD proceeding or otherwise. Non-recurring charges for provisioning unbundled network elements shall be as established by the Commission, in the OANAD proceeding or otherwise. In the interim, the Parties will use the existing memorandum accounting procedure to track such provisioning.

                                                                   Attachment ??
                                                                          Page ?


3.   Collocation
     -----------

     Prices and terms for collocation are specified in Appendix 1 to Attachment 14.

4.   Interconnection Services
     ------------------------

     GTE will make interconnection arrangements available at all tandem switching and end office switching locations. At the discretion of AT&T, local interconnection may be accomplished via one-way local trunks, or two-way local trunks, or AT&T may choose to deliver both local and intraLATA toll traffic over the same trunk group(s). With respect to the latter scenario, AT&T will have to provide an available Percent Local Usage (PLU) to facilitate billing if it desires application of the local interconnection rate.

     Prices and terms for Interconnection Services are specified in Appendix 1 to this Attachment 14. When local exchange traffic is out of balance more than 15% and either Party has requested termination of "bill and keep" in accordance with Part V of the General Terms and Conditions, compensation per minute of use shall be paid on the percentage of traffic above 15%. For example, if traffic is out of balance 20%, the party with the excess traffic will pay per minute of use for 5% of its traffic.

5.   Rights-of-Way, Conduits and Pole Attachments
     --------------------------------------------

     AT&T shall pay to GTE a fee, determined by a methodology consistent with 47 U.S.C. section 224 and the FCC's regulations thereunder for placement of AT&T's facilities in or on GTE's poles, conduits or rights-of-way. Such methodology is subject to change, by mutual agreement, in the event the FCC issues new rules or the Commission adopts rules setting forth a new' methodology. Other fees (such as for make-ready work, field surveys, capacity expansion, etc.) as set forth in Attachment 3 shall also be paid by AT&T to GTE.

6.   Other
     -----

     The interim price for Remote Call Forwarding is specified in Appendix 1 to this Attachment. This price shall be in effect until replaced by the rate adopted by the Commission in the OANAD proceeding or otherwise. Until the Commission finalizes the rate for Remote Call Forwarding, the parties shall follow the existing memorandum account. For Flexible Direct Inward Dialing and Directory Number Route Indexing services, for which there is no interim rate, the Parties will use the existing memorandum account to track the quantity of numbers ported using these technologies and the duration of the porting.

                                                                   Attachment 14
                                                                          Page 3

     GTE will provide 800/888 database information for the routing of local exchange customer calls. When an AT&T local exchange customer served by a GTE switch dials an 800/888 call, GTE will bill the interexchange carrier to which the call is routed for the database query as GTE does for GTE local exchange customers served by the GTE switch. When an AT&T local exchange customer served by an AT&T switch dials an 800/888 call and the 800/888 database query is sent to the GTE database for carrier determination, GTE will bill AT&T for that query.

7. Numerous provisions in this Agreement and its Attachments refer to prices or pricing principles set forth in Attachment 14. If a provision references prices in Attachment 14 and there are no corresponding prices already set forth in Attachment 14 for such item, such price shall be considered "To
     Be Determined" ("TBD"). With respect to all TBD prices, prior to AT&T ordering any such TBD item, the Parties shall meet and confer to establish a price. If the Parties are unable to reach agreement on a price for such item, an interim price shall be set for such item that is equal to the price for the nearest analogous item for which a price has been established (for example, if there is not an established price for a non-recurring charge ("NRC") for a specific Network Element, the Parties would use the NRC for the most analogous retail service for which there is an established price). Any interim prices so set shall be subject to modification by any subsequent decision of the Commission. If an interim price is different from the rate subsequently established by the Commission, any underpayment shall be paid by AT&T to GTE, or any overpayment refunded by GTE to AT&T, within forty-five (45) days after the establishment of the price by the Commission.

                                                                   Attachment 14
                                                                      Appendix 1
                                                                          Page 1


                                  APPENDIX 1
                                      TO
                                 ATTACHMENT 14

                     PRICES FOR UNBUNDLED NETWORK ELEMENTS
                     -------------------------------------


Beginning with the Effective Date of this Agreement, Network Elements and Combinations will be priced in accordance with the standards and prices described in this Appendix.


The prices listed in this Attachment are interim prices only and are subject to change to conform with the rates for unbundled network elements and non-recurring charges subsequently adopted by the Commission in the OANAD proceeding or otherwise become effective. Once such subsequently adopted prices become effective, said prices will be substituted for the interim prices and shall apply for the remainder of the Term of this Agreement.

                                                                   Attachment 14
                                                                      Appendix 1
                                                                          Page 2


                 INTERIM PRICES FOR UNBUNDLED NETWORK ELEMENTS

  ------------------------------------------------------------------------------
  NETWORK ELEMENTS                   UNIT DEFINITION              PRICE

  ------------------------------------------------------------------------------
1 UNBUNDLED LOOP
  2-Wire Loop                         per month                    $16.81
  4-Wire Loop                         per month                    $31.85
  ISDN Loop                           per month                       TBD
  ------------------------------------------------------------------------------
2 NETWORK INTERFACE DEVICE                                            TBD
  ------------------------------------------------------------------------------
3 LOCAL SWITCHING
  2-Wire Port                         per month                     $4.58
  DS1 Port Trunk-side                 per month                    $54.67
  End Office Switching                per MOU                  $0.0036286
  ------------------------------------------------------------------------------
  Custom Calling Features
  - Call Waiting                      per month                     $0.02
  - Call Forwarding                   per month                     $0.12
  - Speed Calling 8                   per month                     $0.10
  - Speed Calling 30                  per month                     $0.16
  - Three Way Calling                 per month                     $0.65
  - Cancel Call Waiting               per month                     $0.01
  - Number Redial                     per month                     $0.04
  - Remote Call Forwarding            per month                     $2.73
  - Smart Ring                        per month                     $0.01
  - Call Restrict I                   per month                     $1.92
  - Call Restrict 11                  per month                     $1.92
  - Call Restrict III                 per month                     $1.92
  - Call Restrict IV                  per month                     $1.92
  ------------------------------------------------------------------------------
  Custom Calling Features/CLASS
  - Automatic Busy Redial             per month                     $0.13
  - Automatic Call Return             per month                     $0.04
  - VIP Alert                         per month                     $0.12
  - Call Block                        per month                     $0.17
  - Special Call Forwarding           per month                     $0.16
  - Special Call Acceptance           per month                     $0.12
  - Special Call Waiting              per month                     $0.12
  - Call Tracing Service              per month                     $0.04
  - Calling Number ID                 per month                     $0.04
  - Cancel Calling Number             per month                     $0.07
  - Cancel Calling Number             per month                     $0.07
  ------------------------------------------------------------------------------
4 TANDEM SWITCHING
  Tandem Switching                    per avg. MOU             $0.0015000
  ------------------------------------------------------------------------------
5 INTEROFFICE TRANSMISSION
  Common Transport
  - Transport Termination             per avg. MOU             $0.0002047
  - Transport Facility per Mile       per avg. MOU
  Zone 1                                                       $0.0000155
  Zone 2                                                       $0.0000295
  Zone 3                                                       $0.0000314
  ------------------------------------------------------------------------------

                                                                   Attachment 14
                                                                      Appendix 1
                                                                          Page 3

               INTERIM PRICES FOR UNBUNDLED NETWORK ELEMENTS

  ------------------------------------------------------------------------------
  Entrance Facility
  - 2 Wire Voice                        per month                  $30.17
  - 4 Wire Voice                        per month                  $39.53
  - DS1 Standard 1st System             per month                 $171.37
  - DS1 Standard Additional System      per month                 $171.37
  - DS3 Protected, Electrical           per month                 $738.50
  - DS1 to Voice MUX                    per month                 $262.85
  - DS3 to DS1 Mux                      per month                 $373.55
  ------------------------------------------------------------------------------
  Dedicated Transport
    - DSO Facility per Air-Line-Mile    per month                   $3.81
    - DS1 Facility per Air-Line-Mile    per month                   $0.95
    - DS1 per Termination               per month                  $37.97
    - DS3 Facility per Air-Line-Mile    per month                  $22.62
    - DS3 per Termination               per month                 $344.54
    - DS1 to Voice MUX                  per month                 $262.85
    - DS3 to DS1 MUX                    per month                 $373.55
  ------------------------------------------------------------------------------
6 SIGNALLING SYSTEM (SS7)
    STP Port                            per port/month            $515.00
    56 Kbps Link, per link                                         $79.80
    56 Kbps Link, per Air-Line-Mile                                 $5.50
    DS-1 Link, per link                                               TBD
    DS-1 Link, per Air-Line-Mile                                      TBD
    Database Usage
     LIDB                               per query               $0.039600
     800                                per query               $0.007977
     other                                                            TBD
    Signal Transfer Point               per termination         $0.000076
    Signal Control Point                per termination         $0.000061
  ------------------------------------------------------------------------------
7 OPERATOR SERVICES & DA
   Directory Assistance                 per query                   $0.28
  ------------------------------------------------------------------------------
    Operator Services
    Station to Station                  cost/call                   $0.50
    - Oper Assisted Calling Card        cost/call                   $0.41
    - Collect                           cost/call                   $0.77
    - Coin Sent Paid                    cost/call                   $0.02
    - Third Number                      cost/call                   $1.24
  ------------------------------------------------------------------------------
    Operator Services
    Person to Person                    cost/call                   $1.13
    - Oper Assisted Calling Card        cost/call                   $1.12
    - Collect                           cost/call                   $1.12
    - Coin Sent Paid                    cost/call                   $1.12
    - Third Number                      cost/call                   $1.44
  ------------------------------------------------------------------------------
    - Busy Verification                 cost/call                   $0.87
    - Busy Interrupt                    cost/call                   $0.96
    - Mechanized Calling Card           cost/call                   $0.05
  ------------------------------------------------------------------------------
8 LOCAL INTERCONNECTION
  Traffic In Balance                    per MOU             bill and keep
  Traffic Out of Balance +/- 15%        per MOU                 $0.003629
  ------------------------------------------------------------------------------
9 COLLOCATION
  EISCC
  - DSO                                 per month                   $2.10
  - DS1                                 per month                   $5.25
  - DS3                                 per month                  $45.40
  - Collocation                         other                         TBD
  ------------------------------------------------------------------------------

                                                                   Attachment 15
                                                                          Page 1

                                 ATTACHMENT 15

            RECIPROCAL COMPENSATION FOR CALL TERMINATION AGREEMENT

1. This Attachment describes the reciprocal compensation arrangements between AT&T and GTE for Local Traffic, Toll, and Switched Access Services. The Parties shall compensate each other for transport and termination of such traffic at the rates provided in Attachment 14 (Pricing) and/or the appropriate Parties' Switched Access Tariff.

2.   Compensation for Call Termination

     A.   Reciprocal compensation does not apply in a resale environment.

     B. The following compensation terms, as specified in Unbundled Network Element pricing listed in Attachment 14, shall apply in all cases where AT&T purchases GTE's unbundled Local Switching:

          1. For Local intra-switch calls between lines connected to GTE's
             ----------------------------
             switch where AT&T has purchased GTE's unbundled Local Switching, the Parties agree to impose no call termination charges on each other. GTE's Local Switching charge will apply as described below where the call is:

             (a) Originated by AT&T's customer and completed to a GTE
                 customer:

                 (1) (For use of the local switch): Local Switching charge at the originating office will apply to AT&T.

             (b) Originated by AT&T's customer and completed to the customer of a third party LEC (not affiliated with AT&T) using GTE's unbundled Local Switching:

                 (1) (For use of the local switch): Local Switching charge at the originating office will apply to AT&T.

             (c) Originated by AT&T's customer and completed to another of
                 AT&T's customers using GTE's unbundled Local Switching.

                 (1) (For use of the local switch): Local Switching charge at the originating office will apply to AT&T.

             (d) Originated by a GTE customer and terminated to AT&T's customer using GTE's unbundled Local Switching.

                                                                   Attachment 15
                                                                          Page 2


          (1)  No Local Switching charge will apply.

     (e) Originated by the customer of a third party LEC (not affiliated with AT&T) using GTE's unbundled Local Switching and terminated to AT&T's customers using GTE'S unbundled Local Switching.

          (1)  No Local Switching charge will apply to AT&T.

2.   For Local inter-switch calls where AT&T has purchased GTE's unbundled Local
     ----------------------------
     Switching, the Parties agree to call termination charges as described in
     Part V, section 41.3.2.

     GTE's charges will apply to AT&T as described below where the call is:

     (a) Originated from AT&T's end-user customer using GTE's unbundled Local Switching and completed to a GTE customer.

          (1) (For use of the local switch): Local Switching charge at the originating office.

          (2) A mileage-based transport charge will apply when AT&T uses GTE's transport.

          (3) (For call termination): Charges for local interconnection/call termination, when applicable, as set forth in Section 4, Attachment 14.

     (b) Originated from AT&T'S customer using GTE's unbundled Local Switching and completed to a third party LEC (not affiliated with AT&T) customer using GTE's unbundled Local Switching.

          (1) (For use of the local switch): Local Switching charge at the originating office.

          (2) A mileage-based transport charge will apply when AT&T uses GTE's transport.

    (c) Originated from AT&T's customer using GTE's unbundled Local Switching and completed to the interconnected network of a third party LEC (not affiliated with AT&T).

                                                                   Attachment 15
                                                                          Page 3

          (1) (For use of the local switch): Local Switching charge at the originating office.

          (2) A mileage-based transport charge will apply when AT&T uses GTE's transport, and mileage shall be measured between the originating office and the POI of the third party's network.

     (d) Originated from AT&Ts customer using GTE's unbundled Local Switching and completed to AT&T's customer using GTE's unbundled Local Switching.

          (1) (For use of the local switch): Local Switching charge at the originating office.

          (2) A mileage-based transport charge will apply when AT&T uses GTE's transport.

          (3) (For use of the local switch): Local Switching charge at the terminating office.

     (e) Originated by a GTE customer and terminated to AT&T's customer using GTE's unbundled Local Switching.

          (1) (For use of the local switch): Local Switching Charge at the terminating office.

          (2) (For call termination): AT&T shall charge GTE for local interconnection/call termination, when applicable, as set forth in Section 4, Attachment 14.

     (f) Originated by a customer of a third-party LEC (not affiliated with AT&T) using GTE's unbundled Local Switching and terminated to AT&T's customer using GTE's unbundled Local Switching.

          (1) (For use of the local switch): Local Switching charge at the terminating office.

     (g) Originated by a customer on the interconnected network of a third-party LEC (not affiliated with AT&T) and terminated to AT&T's customer using GTE's unbundled Local Switching.

          (1) (For use of the local switch): Local Switching charge at the terminating office.

                                                                   Attachment 15
                                                                          Page 4

3.   For intraLATA toll calls where AT&T has purchased GTE's unbundled Local
     ------------------------
     Switching, charges per Unbundled Network Element pricing listed in Attachment 14 shall apply as follows:

     (a)  Originated by AT&T's customer and completed to a GTE customer.

          (1) (For use of the local switch): Local Switching charge plus NIC (Network Interconnection Charge) at the originating office

          (2) Shared transport charge between the two offices will apply when AT&T uses GTE's transport.

          (3) (For call termination): End Office Switching charge at the terminating office (Switched Access Rate).

          (4)  NIC at the terminating office.

     (b) Originated by AT&T's customer and completed to the customer of a third-party LEC (not affiliated with AT&T) using GTE's unbundled Local Switching in a distant end office.

          (1) (For use of the local switch): Local Switching charge plus NIC at the originating office.

          (2) Shared transport charge between the two offices will apply when AT&T uses GTE's transport.

     (c) Originated by AT&T's customer and completed to the network of third-party LEC (not affiliated with AT&T) interconnected with GTE's network.

          (1) (For use of the local switch): Local Switching charge, plus NIC, at the originating office.

          (2) Common transport charge will apply when AT&T uses GTE's transport, and mileage shall be measured between the originating office and the POI of the third party's network.

          (3)  Tandem Switching, where applicable.

     (d) Originated by AT&T's customer and completed to another of AT&T's customers being served through GTE's unbundled

                                                                   Attachment 15
                                                                          Page 5

          Local Switching in a distant office.

          (1) (For use of the local switch): Local Switching charge plus NIC at the originating office.

          (2) Shared transport charge between the two offices will apply when AT&T uses GTE's transport.

          (3) (For use of the local switch): Local Switching charge plus NIC at the terminating office.

      (e) Originated by a GTE customer and terminated to AT&T's customer using GTE's unbundled Local Switching.

          (1) (For use of the local switch): Local Switching charge plus NIC at the terminating office.

          (2) (For call termination): AT&T will charge GTE Local Switching at the terminating office (Switched Access Rate).

          (3) (For call termination): AT&T will charge GTE NIC at the terminating office.

     (f) Originated by the customer of a third-party LEC (not affiliated with AT&T) using GTE's unbundled Local Switching in a distant end office and terminated to AT&T's customer using GTE's unbundled Local Switching.

          (1) (For use of the local switch): Local Switching charge plus NIC at the terminating office.

     (g) Originated by a customer on the network of a third-party LEC (not affiliated with AT&T) interconnected with GTE's network and terminated to AT&T's customer using GTE's unbundled Local Switching.

          (1) (For use of the local switch): Local Switching charge plus NIC at the terminating office.

4. For intrastate Switched Access calls where AT&T is using GTE's unbundled Local Switching for calls originated from or terminated to an IXC for completion:

                                                                   Attachment 15
                                                                          Page 6

     (a) For calls originated from AT&T's customer to AT&T's own IXC switch (or that of an affiliate) for completion.

          (1) (For use of the local switch): Local Switching charge at the originating office.

          (2)  Originating NIC

          (3) GTE will charge AT&T's IXC affiliate the following Switched Access elements on a meet-point basis:

               a.  Local Transport;

               b.  Tandem Switching.

          (4) AT&T will charge AT&T's IXC affilate the following Switched Access elements on a meet-point basis:

               a. Originating NIC;

               b. Local Switching.

     (b) For calls originated from AT&T's customer to an IXC's switch not affiliated with AT&T.

          (1) (For use of the local switch): Local Switching charge at the originating office.

          (2)  Originating NIC.

          (3) GTE shall charge the non-affiliated IXC for the following originating Switched Access on a meet-point basis:

               a.  Local Transport;

               b.  Tandem Switching.

          (4) AT&T will charge the non-affiliated IXC for the following Switched Access elements on a meet-point basis:

               a. Originating NIC;

               b. Local Switching.

     (c) For calls terminating to AT&T's end-user customer from AT&T's own IXC switch (or that of an affiliate) for completion.

                                                                   Attachment 15
                                                                          Page 7

          (1) (For use of the local switch): Local Switching charge at the terminating office.

          (2)  Terminating NIC.

          (3) GTE will charge AT&T's IXC (affiliate) the following Switched Access elements on a meet-point basis:

               a.  Local Transport;

               b.  Tandem Switching.

          (4) AT&T will charge AT&T's IXC (affiliate) for the following Switched Access elements on a meet-point basis:

               a.  Terminating NIC;

               b.  Local Switching.

     (d) For calls terminating to AT&T's customer from an IXC switch not affiliated with AT&T.

          (1) (For use of the local switch): Local Switching charge at the terminating office.

          (2)  Terminating NIC.

          (3) GTE shall charge the IXC for the following terminating Switched Access on a meet-point basis:

               a.  Local Transport;

               b.  Tandem Switching.

          (4) AT&T will charge IXC for the following Switched Access elements on a meet-point basis:

               a.  Terminating NIC;

               b.  Local Switching.

5. For interstate Switched Access calls where AT&T is using GTE's unbundled Local Switching for calls originated from or terminated to an IXC for completion:

                                                                   Attachment 15
                                                                          Page 8

     (a) For calls originated from AT&T's customer to AT&T's own IXC switch (or that of an affiliate) for completion.

          (1) (For use of the local switch): Local Switching charge at the originating office.

          (2)  Originating Residual Interconnection Charge (RIC) and CCL

          (3) GTE shall charge AT&T's IXC affiliate for the following originating Switched Access on a meet-point basis:

               a.  Local Transport;

               b.  Tandem Switching.

          (4) AT&T will charge AT&T's IXC affilate the following Switched Access elements on a meet-point basis:

               a.  Originating RIC;

               b.  Originating CCLC;

               c.  Local Switching.

     (b) For calls originated from AT&T's customer to an IXC's switch not affiliated with AT&T.

          (1) (For use of the local switch): Local Switching charge at the originating office.

          (2)  Originating RIC and CCL.

          (3) GTE shall charge the IXC for the following originating Switched Access on a meet-point basis:

               a.  Local Transport;

               b.  Tandem Switching.


          (4) AT&T will charge IXC the following Switched Access elements on a meet-point basis:

               a.  Originating RIC;

               b.  Originating CCLC;

                                                                   Attachment 15
                                                                          Page 9

               c.  Local Switching.

     (c) For calls terminating to AT&T's customer from AT&T's own IXC switch (or that of an affiliate) for completion.

          (1) (For use of the local switch): Local Switching charge at the terminating office.

          (2)  Terminating RIC and CCL.

          (3) GTE will charge AT&T's IXC (affiliate) the following Switched Access elements on a meet-point basis:

               a.  Local Transport;

               b.  Tandem Switching.

          (4) AT&T will charge AT&T's IXC affilate the following Switched Access elements on a meet-point basis:

               a.  Terminating RIC;

               b.  Terminating CCLC;

               c.  Local Switching.

     d) For calls terminating to AT&T's customer from an IXC switch not affiliated with AT&T.

          (1) (For use of the local switch): Local Switching charge at the terminating office.

          (2)  Terminating RIC and CCL.

          (3) GTE shall charge the non-affiliated IXC for the following terminating Switched Access on a meet-point basis:

               a.  Local Transport;

               b.  Tandem Switching.

          (4) AT&T will charge IXC the following Switched Access elements on a meet-point basis:

               a.  Terminating RIC;

                                                                   Attachment 15
                                                                         Page 10

                         b.  Terminating CCLC,

                         C.  Local Switching.

     C. The following terms apply where AT&T and GTE interconnect using their own networks.

          1. For Local Traffic and intraLATA Toll traffic originated by AT&T (or CLCs subtending its network) to GTE, AT&T agrees to pay GTE the following:

               (a) Local calls: Unless otherwise provided in Attachment 14, Bill and Keep shall apply to Local Traffic. In the event traffic (as defined from the point of interconnection) is out of balance, the rate specified in Attachment 14 shall apply.

               (b) Toll calls: The following rate elements are applicable to intraLATA toll calls where AT&T is not using the LATA-wide termination option:

                    (1) The following rate elements will apply when a call routes over Local Interconnection Trunk Groups:

                         (a) For common switched transport where GTE's tandem is used:

                              (i)   Fixed - per minute of use.

                              (ii)  Variable - per mile per minute of use.
                                    Mileage shall be calculated based on the airline miles between the Vertical and Horizontal ("V&H") coordinates of the POI, and the GTE end office or Competitive Local Carrier routing point.

                              (iii) Tandem Switching.

                         (b)  End Office switching;

                         (c)  Information Surcharge;

                         (d)  NIC.

                                                                   Attachment 15
                                                                         Page 11

     (c) Toll calls: The following rate elements are applicable to intraLATA toll calls where AT&T is utilizing the LATA-wide termination option.

          (1)  End Office Switching: $.0155535

          (2)  Transport: $.0071499 (per minute)

          (3)  Information Surcharge: $.0004374

          The above rates shall be subject to change based on the agreements between the intrastate intralata toll providers in the State of California.

2. For Local Traffic and intraLATA Toll traffic originated from GTE to AT&T, GTE agrees to pay AT&T the following:

     (a) Local calls: Unless otherwise provided in Attachment 14, Bill and Keep shall apply to Local Traffic. In the event traffic (as defined from the point of interconnection) is out of balance, the rate specified in Attachment 14 shall apply.

     (b) Toll calls: The following rate elements are applicable to intraLATA toll calls where GTE is not using the LATA-wide termination option:

          (1) The following rate elements will apply when a call routes over Local Interconnection Trunk Groups:

               (a)  For common switched transport where AT&T's tandem is used:

                    (i)   Fixed - per minute of use.

                    (ii) Variable - per mile per minute of use. Mileage shall be calculated based on the airline miles between the Vertical and Horizontal ("V&H") coordinates of the POI, and the AT&T end office or Competitive Local Carrier/AT&T routing point.

                    (iii) Tandem Switching.

               (b)  End Office switching;

               (c)  Information Surcharge;

                                                                   Attachment 15
                                                                         Page 12


               (d)     NIC.

3.   Determination of Traffic Balance

     (a) The Parties will perform traffic studies to measure Local Traffic between them and will use such measure to determine the balance of traffic between them and compensation due, if any. The Parties will make measurements and report the results to each other on a calendar-quarter basis (i.e., Jan-March, Apr.-June, etc.). Each Party will be responsible for the measurement of its originating traffic transmitted to the other. The Parties will undertake traffic measurements on a state wide basis. The Parties will report measurements to each other no later than the end of the month following the completion of the quarter. The provisions of this section, and of C.3.(b) below, will not apply until the second full calendar quarter after the Effective Date of this Agreement. The reported measurements will determine the requirements for payments, if any, for the subsequent full calendar quarter. In determining whether any amount for call terminations is owing under this Section, neither Party shall be obligated to pay the other unless, on a state-wide basis, the traffic is deemed to be out-of-balance as defined in Attachment 14, Section 4.

     (b) The Parties agree that any calculation of net usage differential for Local Traffic volumes less than the percentage set out in Attachment 14, Section 4 shall demonstrate the Parties' traffic to be in balance for purposes of this Section. The Parties will base calculations under this Section on periodic traffic studies, which shall be made, where possible, in both the originating and terminating Parties' network.

                                 ATTACHMENT 16

                      INTERIM PROCEDURES FOR PREORDERING
                               AND PROVISIONING


1. Attached hereto and incorporated by this reference is the existing Memorandum of Understanding between AT&T and GTE with respect to interim procedures for preordering and provisioning.

2. The Parties intend to negotiate specific terms and conditions to implement the Memorandum of Understanding. Once established, the Parties will amend this Attachment 16 to incorporate those terms and conditions.

                          MEMORANDUM OF UNDERSTANDING

     AT&T Communications of California, Inc. ("AT&T") and GTE California Incorporated ("GTEC") (collectively referred to as "the parties"), in connection with the mediation session held on August 14, 1996 in California Public Utilities Commission Case C.96-07-022, hereby agree as follows:

     1. The parties agree that on or about July 19, 1996 their corporate parents entered into a national agreement that provides an interim method of providing the interfaces necessary for AT&T to resell GTEC's local services. This interim methodology combines automated and manual interfaces. This interim methodology is referred to by the parties as the "Phase I interim solution."

     2. The parties agree to augment the "Phase I interim solution" with a "Phase II interim solution," which will replace certain manual interfaces with automated interfaces.

     3. The parties agree to complete a matrix, in the form attached hereto and marked as "Phase II Matrix" by September 30, 1996. The parties agree to set forth completion dates for each of ten "milestones" for each of six "requirements," i.e., automated interfaces, that GTEC will provide to AT&T.

     4.   The six "requirements" are:

          a.   telephone number assignment

          b.   due date for installation

          c.   street address guide/products and features in service by LSO

          d.   errors/rejects in local service request

          e.   jeopardies to local service request

          f.   recap of order in service activation report.

     5.   The ten milestones are:

          a.   completion of data element negotiations

          b.   completion of business process negotiations

          c.   completion of GTEC systems design

          d.   completion of AT&T systems design

          e. completion of AT&T/GTEC development walk-through, transaction, and data element level

          f.   completion of GTEC system coding

          g.   completion of AT&T system coding

          h.   completion of interface testing

          i.   completion of end-to-end system and process testing

          j.   completion of service readiness testing.

     6. The parties agree to set April 1, 1997 as a target date for completion of all six "requirements." However, the parties recognize that certain "requirements" may be completed before that date or may require additional time to be completed. The parties agree to set firm completion dates, as well as completion dates for all "milestones," no later than September 30, 1996.

     7. The parties agree to begin work on the first two "milestones" for each of the six "requirements" immediately, and to make their best efforts to complete these two "milestones" before September 30, 1996.

     8. The parties agree that the mediation in Case C.96-07-022 is ongoing and agree to meet in another formal mediation session on September 18, 1996 to review their progress, and to make any additional agreements as are then deemed necessary.

     9. The parties agree that it will be necessary to share proprietary information in order to meet their mutual obligations. The parties agree to hold such information confidential pursuant to the existing non-disclosure agreements between them.

     10. The parties agree that this Memorandum of Understanding and attached matrix, and the information contained on the matrix when completed, will not be disclosed, other than on a need to know basis, to employees of their respective companies and affiliates, and to the Administrative Law Judge conducting the above-referenced mediation.

     Agreed to this 16th day of August, 1996.


/s/ Kenneth K. Okel                        /s/ William A. Ettinger
----------------------------               -------------------------------------
Kenneth K. Okel                            William A. Ettinger
GTE California Incorporated                AT&T Communications of California,
                                           Inc.

                     AT&T/GTE MEMORANDUM OF UNDERSTANDING
                    PHASE II L.SR IMPLEMENTATION MILESTONES
                         DRAFT 1.2 - NOVEMBER 12, 1996

------------------------------------------------------------------------------------------------------------------------------------
     Milestones                Errors/Rejects in              Leopardies to            Service             Service
                                    L.SR                         L.SR                Activation          Activation
                                                                                     Report - No         Report - w/
                                                                                       Recap               Recap
------------------------------------------------------------------------------------------------------------------------------------
1.   Completion of Data            10/18/96                      10/18/96               10/18/96            AT&T 10/18/96
     Element Negotiations       GTE (10/15/96)                GTE (10/15/96)         GTE (10/15/96)         GTE (10/31/96)

------------------------------------------------------------------------------------------------------------------------------------
2.   Completion of Business        10/22/96                      10/22/96               10/18/96            AT&T 10/18/96
     Process Negotiations        GTE (11/1/96)                 GTE (11/1/96)          GTE (11/1/96)         GTE (11/15/96)
------------------------------------------------------------------------------------------------------------------------------------
3.   Completion of GTE          GTE (11/15/96)                GTE (11/15/96)         GTE (11/15/96)          GTE (12/9/96)
     Systems Design

------------------------------------------------------------------------------------------------------------------------------------
4.   Completion of AT&T            11/22/96                      11/22/96               11/22/96               11/22/96
     Systems Design

------------------------------------------------------------------------------------------------------------------------------------
5.   Completion of                  12/4/96                       12/4/96                12/4/96           AT&T 12/4/96
     AT&T/GTE                    GTE (12/4/96)                 GTE (12/4/96)          GTE (12/4/96)           GTE (1/6/97)
     development walk
     through,
     transaction and data
     element level

------------------------------------------------------------------------------------------------------------------------------------
6.   Completion of GTE          GTE (12/31/96)                GTE (12/31/96)         GTE (12/31/96)           GTE (3/3/97)
     System
     Coding

------------------------------------------------------------------------------------------------------------------------------------
7.   Completion of AT&T             2/28/97                       2/28/97                2/28/97                2/28/97
     System Coding

------------------------------------------------------------------------------------------------------------------------------------
8.   Completion of                  2/28/97                       2/28/97                2/28/97                2/28/97
Interface Testing                GTE (1/15/97)                 GTE (1/15/97)          GTE (1/15/97)          GTE (3/24/97)

------------------------------------------------------------------------------------------------------------------------------------
9.   Completion of End-to-          3/15/97                       3/15/97                3/15/97                3/15/97
     End Systems &                GTE (2/3/97)                   GTE 2/3/97)            GTE 2/3/97)           GTE (4/7/97)
     Process Testing
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
     Milestones                Telephone No.                Due Date               SAG/Services
                               Assignment                   Assignment             & Features by
                                                                                   LSO
----------------------------------------------------------------------------------------------------------------
1.   Completion of Data             12/1/96                    12/1/96               12/1/96
     Element Negotiations        GTE (12/1/96)              GTE (12/1/96)         GTE (12/1/96)

----------------------------------------------------------------------------------------------------------------
2.   Completion of Business         12/1/96                      12/1/96                12/1/96
      Process Negotiations       GTE (12/1/96)               GTE (12/1/96)           GTE (12/1/96)
----------------------------------------------------------------------------------------------------------------
3.   Completion of GTE            GTE (2/1/97)                GTE (2/1/97)           GTE (2/1/97)
     Systems Design

----------------------------------------------------------------------------------------------------------------
4.   Completion of AT&T           GTE (2/1/97)                GTE (2/1/97)             GTE (2/1/97)
     Systems Design

----------------------------------------------------------------------------------------------------------------
5.   Completion of                   3/1/97                      3/1/97                 3/1/97
     AT&T/GTE                    GTE (2/17/97)               GTE (2/17/97)            GTE (2/17/97)
     development walk
     through,
     transaction and data
     element level

----------------------------------------------------------------------------------------------------------------
6.   Completion of GTE           GTE (4/14/97)               GTE (4/14/97)            GTE (4/14/97)
     System
     Coding

----------------------------------------------------------------------------------------------------------------
7.   Completion of AT&T          AT&T 4/30/97                 AT&T 4/30/97            AT&T 4/30/97
     System Coding

----------------------------------------------------------------------------------------------------------------
8.   Completion of                AT&T 5/5/97                  AT&T 5/5/97             AT&T 5/5/97
Interface Testing                  GTE 5/5/97                   GTE 5/5/97              GTE 5/5/97

----------------------------------------------------------------------------------------------------------------
9.   Completion of End-to-       AT&T 5/26/97                 AT&T 5/26/97            AT&T 5/26/97
     End Systems &               GTE (5/26/97)                GTE 5/26/97)             GTE 5/26/97)
     Process Testing
----------------------------------------------------------------------------------------------------------------

                     AT&T/GTE MEMORANDUM OF UNDERSTANDING
                    PHASE II LSH IMPLEMENTATION MILESTONES
                         DRAFT 1.2 - NOVEMBER 12, 1996

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
10.Completion of Service        3/30/97        3/30/97         3/30/97       3/30/97     AT&T 6/2/97      AT&T 6/2/97    AT&T 6/2/97
   & Readiness Testing      GTE (2/17/97)    GTE (2/17/97)  GTE (2/17/97)  GTE (4/21/97) GTE (6/2/97)    GTE (6/2/97)   GTE (6/2/97)

------------------------------------------------------------------------------------------------------------------------------------

Note: Negotiation in progress on Service Activation Items 7-10. Need clarification from AT&T systems and process owners on AT&T dates for pre-ordering.

The dates in this matrix are subject to change by mutual agreement.